INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS MATERIAL AND CONFIDENTIAL.

Agreement
Agreement for Lease Atlassian HQ

Levels 7 to 38 of the building, 8-10 Lee Street, Haymarket, NSW
Dexus Property Services Pty Limited
(Developer)
Vertical First Pty Ltd as trustee for the Vertical First Trust
(Landlord)
Atlassian Pty Ltd
(Tenant)
Dexus Funds Management Limited as responsible entity for Dexus Property Trust
(Financial Guarantor)
Dexus Funds Management Limited as responsible entity for Dexus Operations Trust
(Performance Guarantor)
Atlassian Corporation Plc
(Atlassian Guarantor)

480 Queen Street Qld 4000 Australia GPO Box 3124 Brisbane Qld 4001 Australia	T +61 7 3258 6666 F +61 7 3258 6444 herbertsmithfreehills.com DX 255 Brisbane

Contents

Table of contents
1 Definitions	3
1.1 Definitions	3
1.2 Lease Definitions	44
1.3 Conduct of Parties	44
2 Commencement and Condition Precedent	45
2.1 Commencement	45
2.2 Condition Precedent	45
2.3 Termination	45
3 Agreement to grant Lease	45
3.1 Grant	45
3.2 Lease Commencement Conditions	46
3.3 Easements and other rights	46
3.4 Completion of Form of Lease and Retail Leases	46
3.5 Parties bound	47
3.6 Registration and Consents	47
3.7 Caveat	47
3.8 Rules	48
3.9 Fitout Guide and ESD Fitout and Operational Requirements	49
4 Tenant Working Group	50
4.1 Establishment of Tenant Working Group	51
4.2 Purpose of Tenant Working Group	51
4.3 Meetings of Tenant Working Group	51
4.4 Reporting	52
4.5 Tenant’s Representative	52
4.6 Developer's Representative	52
5 Independent Certifier	53
5.1 Appointment and replacement	53
5.2 Determination	53
6 Base Building Design	54

Agreement for Lease	Contents 2

6.1 Updated Base Building Design Brief	54
6.2 Design development – Base Building Works	54
6.3 Submission of design information	54
6.4 Objection to Base Building Design Documents	55
6.5 Base Building Modifications Concept Design	56
6.6 Tenant Services Works Concept Design	60
7 Tenant’s election: Fitout Works and Tenant Services Works delivery	61
7.1 Fitout Works	61
7.2 Tenant Services Works	61
7.3 Impact on the Date for Practical Completion	62
8 Tenant Approvals	62
9 Fitout Design	65
9.1 Fitout Working Group	65
9.2 Not used	65
9.3 Not used	65
9.4 Fitout Design Documents	65
9.5 Redesign of Fitout Design Documents	68
9.6 Sustainability Performance Standards	68
9.7 Intellectual property rights and moral rights	68
10 Performance of the Works	69
10.1 Developer Approvals	69
10.2 Fire Brigade Approval	71
10.3 Manner of Works	73
10.4 Inspection of the Works	73
11 Pricing and payment	73
11.1 Pricing of Base Building Modifications (Category 2), Tenant Services Works and the Fitout Works	74
11.2 Fitout Works tender process	77
12 Payments to the Developer	78
13 Incentive Amount	81
13.1 Determining incentive rates and acknowledgment for Lease and Retail Leases	81
13.2 Developer to pay Incentive Amount	81
13.3 Total Incentive Amount	82
13.4 [***]	82
13.5 Surplus Fitout Incentive Amount	83
13.6 [***]	83

Agreement for Lease	Contents 3

13.7 [***]	83
13.8 [***]	83
13.9 [***]	83
13.10 Determination of Landlord’s Property and Tenant’s Property	84
13.11 Ownership of Fitout Works and Tenant Works	85
13.12 Use	85
13.13 Repayment of Incentive Amount	86
14 Completion of Tenant Works	86
14.1 Handover Date	86
14.2 Handover of Premises	86
14.3 Tenant’s occupation	88
14.4 Tenant’s Contractors	88
14.5 Removal of Tenant Works	88
15 Time	88
15.1 Milestones and Completion	88
15.2 Works Program	89
15.3 Extension of Dates	89
15.4 Claim for extension of time	90
15.5 Grant of extension	90
15.6 Regime not applicable	91
16 Delay Costs and Sunset Date	91
16.1 Tenant Delay	91
16.2 Failure to satisfy the Lease Commencement Conditions by the Sunset Date	92
17 Practical Completion	92
17.1 Notice of estimated Date of Practical Completion	92
17.2 Inspection	93
17.3 Failure to achieve Practical Completion	93
17.4 Defects rectification during the Defects Liability Period	93
17.5 Defects rectification after the expiry of the Defects Liability Period	94
17.6 “As built” documents and operating manuals	94
17.7 Warranties in respect of the Works	95
17A Survey	95
18 Management of Existing Leases	96
19 Variations to Base Building Works – Developer	99
19.1 Variation initiated by Developer	99

Agreement for Lease	Contents 4

19.2 Disputing rejection of Developer Variation	99
19.3 Developer Variations to which clause 19.1 does not extend	99
20 Tenant Variations	100
20.1 Variations sought by Tenant	100
20.2 Notice of Tenant Variation	100
20.3 Notice of Developer’s decision of Tenant Variation	100
20.4 Refusal of Tenant Variation	100
20.5 Disputing rejection of Tenant Variation	102
20.6 Details of Tenant Variation cost	102
20.7 Rejection of Variation Proposal	104
20.8 Savings from Tenant Variations	104
21 Insurance	104
21.1 Developer's insurance	104
21.2 Professional indemnity insurance	105
21.3 Tenant’s insurance	105
22 Dealings with the Land, encumbrance and assignment	106
22.1 No party to assign	106
22.2 Change of Control	106
22.3 Subcontracting	106
22.4 Development of the Building Management Plan	106
23 Project Documents	107
23.1 YHA Development Agreement	107
23.2 No variation of Project Documents or Building Contract	108
23.3 Subdivision Documents	108
23.4 PMA	110
23.5 Non-compliance with or hindrance of Project Documents	111
24 Developer Guarantee	113
24.1 Consideration	113
24.2 Guarantee	113
24.3 Indemnities	129
24.4 Guarantor as principal debtor	114
24.5 Extent of guarantee and indemnity	114
24.6 Preservation of Tenant’s rights	115
24.7 Liabilities not affected	116
24.8 Suspension of Guarantor’s rights	116
24.9 Other securities and obligations of Guarantor	116

Agreement for Lease	Contents 5

24.10 Reinstatement of Tenant’s rights	116
24.11 Application of money	117
24.12 Limitation of liability	117
24.13 No Claim	117
25 Tenant Guarantee	118
25.1 Consideration	118
25.2 Guarantee	118
25.3 Indemnities	118
25.4 Atlassian Guarantor as principal debtor	118
25.5 Extent of guarantee and indemnity	118
25.6 Preservation of Developer’s rights	119
25.7 Suspension of Atlassian Guarantor’s rights	120
25.8 Other securities and obligations of Atlassian Guarantor	120
25.9 Reinstatement of Tenant’s rights	120
25.10 Application of money	121
25.11 Replacement of Tenant Parent Company Guarantee	121
25.12 Limitation of liability	121
26 Bank bond/guarantee	121
26.1 Provision of Performance Bonds by the Tenant	121
26.2 Recourse	122
26.3 Replacement of Performance Bond	122
26.4 Release of Performance Bond	122
27 Risk	122
27.1 Risk of loss or damage	122
27.2 Consequential Loss	139
28 Default	123
28.1 Developer Event of Default	124
28.2 Termination for Developer default	125
28.3 Tenant Event of Default	125
28.4 Developer right to terminate	125
28.5 Termination for failure to replace Developer	125
29 Dispute Resolution	126
29.1 Dispute resolution procedure	126
29.2 Resolution by senior executives	126
29.3 Appointment of Expert	126
29.4 Expert determination	126

Agreement for Lease	Contents 6

29.5 Submissions	126
29.6 Expert not arbitrator	126
29.7 Expert's decision	127
29.8 Costs	127
29.9 Summary or injunction relief	127
29.10 Joinder to other disputes	127
30 Notices	127
30.1 General	127
30.2 Notices by electronic means	128
31 Representations and warranties	128
31.1 Reciprocal warranties	128
32 Confidentiality and publicity	129
32.1 Confidentiality of this Agreement	129
32.2 Publicity	129
33 Costs, charges and expenses	130
33.1 Costs of negotiation	130
33.2 Stamp duty and registration fees	130
34 GST	130
34.1 Consideration does not include GST	130
34.2 Payment of GST	130
34.3 Reimbursement	131
34.4 Calculation of payments	131
34.5 Interpretation	131
35 General	131
35.1 Interpretation	131
35.2 Headings	132
35.3 Next Business Day	132
35.4 Interest	132
35.5 Waiver and variation	132
35.6 Antecedent breaches	132
35.7 Severability	132
35.8 Non-merger	133
35.9 Entire agreement	133
35.10 No reliance	133
35.11 Counterparts	133
35.12 Power and capacity warranties	133

Agreement for Lease	Contents 7

35.13 Electronic signatures	133
35.14 Confirmation	133
35.15 Electronic files	134
36 Governing law process	134
36.1 Governing Law	134
37 Landlord Trustee Limitation of Liability	134
37.1 Landlord Trustee Limitation of Liability	134
38 Performance Guarantor Limitation of Liability	135
38.1 Trustee	135
38.2 Limitation of Performance Guarantor's liability	135
38.3 Override	135
39 Financial Guarantor's Limitation of Liability	135
39.1 Trustee	135
39.2 Limitation of Financial Guarantor's liability	136
39.3 Override	136
40 Landlord Warranties	136
40.1 Warranties given in both capacities	136
40.2 Warranties	136
40.3 Landlord’s obligations	137
41 Retail	137
Schedule 1
Reference Schedule
Schedule 2
Form of Lease
Schedule 3
Completion of Lease
Schedule 4
Works Program and Project Calendar
Schedule 5
Practical Completion
Schedule 6
Not used
Schedule 7
Milestones
Schedule 8
Conditions for performance of Tenant Works

Agreement for Lease	Contents 8

Schedule 9
Early Access Deed
Schedule 10
Draft Plan, BMS Principles and Key PMA Principles
Schedule 11
Base Building Modifications Schedule and Documentation Standards Schedule
Schedule 12
Handover Condition and Commissioning Access Condition
Schedule 13
Base Building Design Brief
Schedule 14
Premises Plans
Schedule 14A
Trapped Retail Plan
Schedule 15
Not used
Schedule 16
Form of Retail Lease
Schedule 17
Example Asset Register
Schedule 18
Preliminaries
Schedule 19
Tenant Corporate Structure
Schedule 20
Caveat
Schedule 21
Consent Letter
Schedule 22
Pricing Schedules
Schedule 23
Value Engineering
Schedule 24
Draft Fitout Guide
Schedule 25
Tenant Fitout Assumptions

Agreement for Lease	Contents 9

Schedule 26
Tenant's Sustainability Performance Standards
Schedule 27
Worked Examples
Schedule 28
Tenant's Insurances
Schedule 29
Electronic files
Herbert Smith Freehills owns the copyright in this document and using it without permission is strictly prohibited.

Agreement for Lease	Contents 10

Details

Agreement for Lease
Date ► 23 March 2022

Between the parties

Developer	Dexus Property Services Pty Limited ABN 66 080 918 252 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Developer)
Landlord	Vertical First Pty Ltd as trustee for the Vertical First Trust ACN 636 939 985 of Level 6/341 George Street, Sydney NSW 2000 (Landlord)
Tenant	Atlassian Pty Ltd ACN 102 443 916 of Level 6/341 George Street, Sydney NSW 2000 (Tenant)
Financial Guarantor	Dexus Funds Management Limited as responsible entity for Dexus Property Trust ABN 24 060 920 783 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Financial Guarantor)
Performance Guarantor	Dexus Funds Management Limited as responsible entity for Dexus Operations Trust ABN 24 060 920 783 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Performance Guarantor)

99114469	Agreement for Lease	page 1

Atlassian Guarantor	Atlassian Corporation Plc UK Company Number 08776021 c/o Atlassian Inc, 350 Bush Street, 13th Floor, San Francisco, CA 94014 (Atlassian Guarantor)
Recitals
1The Landlord is, or will be, entitled to be the registered owner of the Land in accordance with the terms of the PDA.
2The Landlord has engaged the Developer to carry out the Project.
3Subject to the provisions of this Agreement:
A.the Developer and the Tenant will work together in accordance with the terms of this Agreement to design the Building;
B.the Developer agrees to ensure the construction of the Building in accordance with the agreed design; and
C.the Landlord will grant and the Tenant will take leases and licences of various parts of the Building, subject to and in accordance with the terms of this Agreement.

The parties agree as follows:

99114469	Agreement for Lease	page 2

1Definitions
1.1Definitions
The following words have these meanings in this Agreement:

Term	Meaning
341 George Street Leases
all of the following:
1.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Suites 1.02, 1.03, 1.04, Level 1, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AJ886424 (as varied by dealing no. AN811271);
2.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Level 2, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AJ886425 (as varied by dealing no. AN811272);
3.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Level 3, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AJ906196 (as varied by dealing no. AN811273);
4.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Level 4, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AN811276;
5.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Level 5, 341 George Street, Sydney being part of the land in Auto Consol 3778-152 commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AN811277 (as varied by dealing no. AN920968);
6.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Levels 6, 7 and 8, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AJ886427 (as varied by dealing no. AN811274); and

99114469	Agreement for Lease	page 3

7.the lease between 341 George St Pty Ltd ABN 31 128 330 192 and the Tenant in respect of Level 9, 341 George Street, Sydney being part of the land in Auto Consol 3778-152, commencing on 1 July 2023 and expiring on 30 June 2028 (unregistered and undated), which incorporates the terms of registered dealing AJ886428 (as varied by dealing no. AN811275).

343 George Street Lease	the lease between Council of the City of Sydney ABN 22 636 550 790 and the Tenant in respect of Levels 8, 9 and 10, 343 George Street, Sydney being part of the land in folio identifier 2/771947 expiring on 30 June 2028 (unexecuted and unregistered), and being in the form provided by the Tenant's solicitor to the Landlord's solicitor on 22 December 2021, subject to any minor further amendments which do not impact the Existing Lease Occupancy Costs payable under the lease.
363 George Street Leases
all of the following:
1.the lease registered as dealing no. AN275154 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 1 on Level 22, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;
2.the lease registered as dealing no. AQ156866 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 1 on Level 25 and Level 26, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;
3.the lease registered as dealing no. AQ156863 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 3 on Level 25, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;
4.the lease registered as dealing no. AN275153 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 2 on Level 22, Level 28, Level 29 and Suite 1 on Level 30, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;
5.the lease registered as dealing no. AQ156865 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 2 on Level 30, 363 George Street, Sydney with Title Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;

6.the lease (unregistered and undated) between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Level 24, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007 and expiring on 30 June 2023, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021;

99114469	Agreement for Lease	page 4

7.the lease (unregistered and undated) between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Level 27, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007 and expiring on 30 June 2023, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021; and
8.the lease registered as dealing no. AQ156864 between ISPT Pty Ltd ACN 064 041 283 and the Tenant in respect of Suite 3 on Level 30, 363 George Street, Sydney being part of the land in Folio Identifier 102/1010007, as varied by an unregistered variation of lease between ISPT Pty Ltd ACN 064 041 283 and the Tenant dated 1 July 2021.

Acceptable FRNSW Outcome	has the meaning given to that term in the Unitholders’ Agreement.
Acceptable Requirements	has the meaning given to that term in the Unitholders’ Agreement.
Accrued Rights and Liabilities	has the meaning given to it in clause 10.2(f)(1).
Actual Lettable Area	has the meaning given to it in clause 17A.3(c).
Additional Fitout Incentive Amount	those amounts from the Non-Fitout Incentive Amount that the Tenant [***].
Adjoining Owners	Toga, YHA and CPS.
Agreed Base Building Modifications Design	has the meaning given in clause 6.5(k).
Agreed Fitout Design Documents	has the meaning given in clause 9.4(l).
Agreed Tenant Services Works Design	has the meaning given in clause 6.6(a)(3).
Agreement	this Agreement including all schedules and attachments.

99114469	Agreement for Lease	page 5

Agreement Date	the date of this Agreement shown on page 1.
Allocated Risers	two communications risers in the Building capable of accommodating 600mm cable trays, each in locations within the core of the Building to be determined by the 50% Base Building design completion stage.
Anticipated Office Rent	[***]
Anticipated Rent Commencement Date	the unadjusted Date for Practical Completion set out in Item 14.
Anticipated PC Date	has the meaning given to that term in clause 18(b).
Application	has the meaning given to it in clause 10.1(g).
Application Rejection Right	has the meaning given to it in clause 10.1(h).
Approval Documents	has the meaning given to it in clause 8(d).
Approvals	all necessary permits, consents or approvals from any Authority for the construction of the Base Building Works, or the Fitout Works (as the case may be) and includes the SSDA.
Approved SSDA Plans	has the meaning given to it in clause 17A.2(a)(1).
Approved Surveyor	1LTS Lockley; and 2Land Surveys.
Asset Register	an asset register in the form set out in Schedule 17 prepared by the Tenant under clause 13.10.
Approved Design Documentation	has the meaning given to it in the PDA.

99114469	Agreement for Lease	page 6

Authority	any government, semi government, statutory or other body having jurisdiction in connection with the Works.
Bank Bill Rate	the Australian Bank Bill Swap Reference Rate (Bid) administered by ASX Benchmarks Pty Limited ACN 616 075 417 (or any other person which takes over the administration of that rate) for a period equal to 1 month and displayed (before any correction, recalculation or republication by the administrator) as BBSY on the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate) at approximately 11.00 am (Sydney time) on the date the rate is to be determined.
Base Building	the commercial office Building (excluding the Fitout Works, and the IT Works) to be constructed in accordance with the Current Base Building Design Documents
Base Building Design Brief
the brief in respect of the Base Building as set out in Schedule 13, replaced under clause 6.1, and as may be replaced, varied or amended in accordance with this Agreement including under clause 10.1 and by the Current Base Building Design Documents.

Base Building Design Document Freeze Date	the Milestone Date described as the "Base Building Design Document Freeze Date".
Base Building Design Documents
the plans, drawings and other design documents created for the purposes of the Base Building Works, including (once agreed) the Agreed Base Building Modifications Design and the Agreed Tenant Services Works Design.

Base Building Modifications	(as applicable) the Base Building Modifications (Category 1) or the Base Building Modifications (Category 2).
Base Building Modifications (Category 1)	the Base Building modifications identified as category 1 modifications in the Base Building Modifications Schedule.

99114469	Agreement for Lease	page 7

Base Building Modifications (Category 2)	the Base Building modifications identified as category 2 modifications in the Base Building Modifications Schedule.
Base Building Modifications (Category 1) Costs	[***]
Base Building Modifications (Category 2) Costs
the costs associated with the Base Building Modifications (Category 2) as specified in the relevant Proposal approved by the Tenant pursuant to clause 11.1(e) or 11.1(h), or as otherwise agreed between the Tenant and the Developer pursuant to clause 11.1(g).

Base Building Modifications Concept Design	the documentation and information for the Base Building Modifications (Category 2) which complies with the requirements of clause 6.5(b).
Base Building Modifications Schedule	Part 1 of Schedule 11.
Base Building Services	all plant, equipment and apparatus in the Base Building as set out in the Current Base Building Design Documents, including mechanical, hydraulics, electrical, fire protection, communications and vertical transportation.
Base Building Services Contractors	the subcontractors of the Builder engaged in the design and construction of the Base Building Services.
Base Building Works	the work which the Developer is required to undertake (or cause to be undertaken) to construct the Base Building in accordance with this Agreement.
Base Rent	the yearly rental amount payable pursuant to the Lease as set out in Item 11.
BBM Design	has the meaning given to it in clause 6.5(m).

99114469	Agreement for Lease	page 8

BBM Design Estimate	has the meaning given to it in clause 6.5(i).
BMS Principles
the draft principles for the Building Management Statement for the Building set out in Part B of Schedule 10 to be developed and agreed between the Developer, the Landlord and YHA prior to registration of the Building Management Statement.

Builder	as set out in Item 10 or any replacement builder engaged by the Developer to perform the Works.
Building	the commercial building to be constructed in accordance with this Agreement, including on the Land.
Building Lettable Area	the total of the Lettable Area of the Premises, the Lettable Area (Retail) of the Trapped Retail Area and the Lettable Area (Retail) of the Retail Areas.
Building Contract	the contract between the Developer and the Builder for the construction of the Building.
Building Management Plan	has the meaning given to it in clause 22.4(b).
Building Management Statement
the building management statement for the Building to be prepared by the Developer and agreed by the Landlord and YHA (and to the extent that the State has review and/or approval rights, the State) and as may be updated from time to time, in accordance with this Agreement and registered with the Plan.

Business Days
a day on which banks are open for general banking business in Sydney, New South Wales, excluding:
1a Saturday, Sunday, statutory or public holiday in Sydney;
2for the purposes of the NSW SOP Act, a day excluded from being a business day under the NSW SOP Act; or
3for the purposes of a process under the Agreement which has a corresponding process under the PDA, any day during the Christmas close down period for the NSW government sector as described in the Premier’s Memorandum in 2016-01 and each replacement memorandum.

99114469	Agreement for Lease	page 9

Caveat	the agreed form of caveat annexed at Schedule 20.
Certificate of Commissioning Access Condition	has the meaning given in clause 14.2(d)(4).
Certificate of Handover Condition	has the meaning given in clause 14.1(g)(1).
Certificate of Practical Completion	has the meaning given in clause 17.2(d)(1).
Cladding Alternative	has the meaning given to that term in the Unitholders’ Agreement.
[***]	[***]
Class A Unit	has the meaning given to that term in the Trust Deed.

99114469	Agreement for Lease	page 10

Change of Control
in relation to a Party occurs if the person or persons who, at a particular time have Control over that Party, cease to have Control over that Party, or one or more persons acquire Control of that person or persons, provided that a Change of Control will not occur:
1in respect of a change of trustee or custodian where the new trustee or custodian belongs to the relevant Unitholder’s Group (as defined in the Unitholders' Agreement), or the Party remains owned or controlled by its Ultimate Holding Company; and
2as a result of an acquisition or issue of any quoted securities in that person or any entity that directly or indirectly owns or Controls that person, which quoted securities are listed on any internationally recognised securities exchange (including, for the avoidance of doubt, a solvent reorganisation as contemplated under the definition of “Dexus Group” in the Unitholders' Agreement); or
3as a result solely of the removal of trustee, responsible entity, manager, general partner or operator of a Party or of the Ultimate Holding Company of a Party, consequent upon a vote of the securityholders of that Party or of any entity that directly or indirectly owns or Controls that Party that is not part of an arrangement instigated by the trustee, responsible entity, manager, general partner or operator (other than merely calling a meeting at the initiation of the securityholders) and the replacement of that trustee, responsible entity, manager, general partner or operator by a person approved by those securityholders provided that the person so approved is a Professional Operator.

Codes and Standards	any codes, standards, policies, specifications, guidelines, requirements, by-laws, rules, procedures or other publications from time to time, with which the Developer is legally required to comply.
Completion (SD)	has the meaning given to “Completion” in the Subscription Deed.
Completion (SD) Estimated Date	the meaning given in clause 15.1(c).
Commencement Date	the date the Developer or the Landlord has satisfied the last of the Lease Commencement Conditions.
Commissioning Access Condition	the relevant Habitat is in the state required in accordance with Part 3 of Schedule 12, as certified by the Independent Certifier.
Condition Precedent	the achievement of Completion (SD).

99114469	Agreement for Lease	page 11

Condition Precedent Date	the date contained in Item 13 of the Reference Schedule.
Condition Precedent Satisfaction Date	the date on which the Condition Precedent has been satisfied.
Consequential Loss
1any Loss that does not flow directly and naturally from the relevant breach of this Agreement or a duty of care; and
2any loss of income, loss of revenue, loss of profit, loss of financial opportunity, loss of contract (other than this Agreement), loss of goodwill, loss of use, loss of production or failure to realise anticipated savings (whether the loss is direct or indirect).

Consent Letter
the agreed form of consent letter annexed at Schedule 21, or the form of letter otherwise reasonably requested by the Landlord to obtain the Tenant's consent to the registration of any dealing permitted by, or approved pursuant to, this Agreement or the Lease.

Consolidated Plans	the “VM Base Building Design Brief” (as defined in the Development Deed).
Control
has the meaning given to it in section 50AA of the Corporations Act, except that in addition:
1an entity controls a second entity if the first entity would be taken to control the second entity, but for section 50AA(4) of the Corporations Act; and
2the references to “entity” in section 50AA of the Corporations Act apply equally to trusts and partnerships.

Conversion Rate	has the meaning given to that term in the Trust Deed.
Corporations Act	the Corporations Act 2001 (Cth).

99114469	Agreement for Lease	page 12

CPS	Dexus CPA Pty Ltd ACN 160 685 156 as trustee for the DCCP Trust 3 and Gateway Building Nominees Pty Limited ACN 081 951 822 as trustee for the Gateway Building Trust of Level 2, Building C, 1 Homebush Bay Drive, Rhodes NSW 2138.
CPS Owners Deed	the document titled "Co-operation Agreement" to be entered into by CPS and the Landlord.
Criteria	has the meaning given to that term in clause 13.10(e).
Current Base Building Design Documents
1the Base Building Design Brief;
2once the Tenant has provided (or is deemed to have provided) a notice under clause 6.4(a)(1) in respect of the Base Building Design Documents provided pursuant to clause 6.3(a)(1)(A), those Base Building Design Documents;
3once the Tenant has provided (or is deemed to have provided) a notice under clause 6.4(a)(1) in respect of the Base Building Design Documents provided pursuant to clause 6.3(a)(1)(B), those Base Building Design Documents;
4to the extent the documents referred to in limbs 2 and 3 are superseded by the Agreed Base Building Modifications Design, the Agreed Base Building Modifications Design;
5to the extent the documents referred to in limbs 2 and 3 are superseded by the Agreed Tenant Services Works Design, the Agreed Tenant Services Works Design; or
6once there are Final Design Documents within limb 1 of that definition, those Final Design Documents, as varied or amended under this Agreement, including for a Developer Variation and a Tenant Variation and pursuant to clauses 10.1(c) or 10.1(d) and 10.2(c).

Current Fitout Design Documents
1the Fitout Design Documents in respect of which the Developer has confirmed (or is deemed to have confirmed) that it has no objection; or
2once there are Final Design Documents within limb 2 of that definition, those Final Design Documents, as varied or amended under this Agreement

99114469	Agreement for Lease	page 13

Date for Practical Completion	the date set out in Item 14, as may be extended under this Agreement.
Date of Practical Completion	the date on which Practical Completion is achieved as set out in the Certificate of Practical Completion.
Dedicated Loading Bay	the loading bay referred to in clause 12.6 of the Lease, the proposed location of which is shown as the 'Dedicated Loading Bay' on the plans in Schedule 14.
Default Rate	the Bank Bill Rate (current at the date the money becomes due, and at the first day of each month while the money remains due) plus 3%.
Defect	a defect, omission, error, shrinkage or fault in the Works or any other aspect of the Works which is not in accordance with the requirements of this Agreement or any damage to the Works resulting from such defect.
Defect Work	all work required to rectify a Defect.
Defects Liability Period	the period set out in Item 15.
Delay Cost Event	has the meaning given in clause 16.1(a).
Delay Costs	1an amount equal to [***] per day; 2any properly-evidenced costs that are [***]; and 3an amount equal to [***].
Developed BBM Design	has the meaning given to it in clause 6.5(i)(1).
Developed TSW Design	has the meaning given in clause 6.6(a)(2)(B).
Developer Delay Costs	the Delay Costs within limb 1 of the definition of Delay Costs.

99114469	Agreement for Lease	page 14

Developer Event of Default	has the meaning given to it in clause 28.1.
Developer Milestones	the Developer Milestones set out in the Milestone Schedule.
Developer PDA Obligations	has the meaning given in clause 23.5(f)(2).
Developer Rejection Right
the relevant document, design or Tenant Variation:
1is not consistent with the Tenant Fitout Assumptions, the Documentation Standards Schedule or with any other requirement in this Agreement applicable to the relevant document, design or Tenant Variation (including as to the required standard or content), or contains a defect, error, inaccuracy or omission;
2will cause the Developer or the Landlord to be unable to comply with a Project Document, this Agreement, the Lease, (to the extent determined under clause 41 of this Agreement) the Retail Plan, or otherwise to be unable to comply with any Approval or Law;
3would require approval from the State or a counterparty to a Project Document and that approval is not given within the time the Developer is required to respond to the Tenant under this Agreement;
4is reasonably likely to result in an adverse impact on the ability to achieve the standards specified in the Base Building Design Brief, including a reduction in the design life of the Building (and all fixtures and fittings);
5is reasonably likely to result in an adverse impact on the structural integrity of the Building;
6is reasonably likely to result in an adverse impact on the standard, design life, or performance of the Base Building Services;
7is reasonably likely to result in an adverse impact on the ability of the Developer or the Landlord to achieve the Sustainability Performance Standards;
8is reasonably likely to result in an increase in costs to the Landlord or the Developer that will not be compensated by the Tenant, including:
(a)an increase in the maintenance costs of the Building (and all fixtures and fittings) or the Base Building Services; and
(b)an increase in the cost of achieving the Sustainability Performance Standards;
9does not comply, or will prevent the Works from complying, with any Approval or any Law in existence at the time of the request;
10is reasonably likely to cause a delay in the Developer achieving a Developer Milestone, the Handover Condition or Practical Completion;
11is reasonably likely to adversely impact the ability of the Developer to achieve a Developer Milestone, the Handover Condition or Practical Completion, or to obtain an Occupancy Certificate;
12is reasonably likely to result in a material and adverse effect on access to and from the Common Areas or other parts of the Building;
13is reasonably likely to reduce or increase the Lettable Area of the Premises or the Building;
14is reasonably likely to reduce the value of the Land or the Building;
15is reasonably likely to reduce the quality of the Land or the Building below the requirements that would have been achieved in the Base Building Design Brief, not including the Fitout Works;
16is reasonably likely to lower the standard of external appearance of the Building in an overall sense, but this provision does not apply to any fitout of the Premises visible from outside the Premises other than window coverings;
17will require an amendment to the SSDA;
18will have an adverse impact on the warranties provided by the Builder under the Building Contract;
19in respect of a Tenant Variation only, the Works have reached a stage of construction such that it would be unreasonable for the Tenant Variation to be complied with; or
20in respect of a Tenant Variation within limb 2 of that definition, in the Developer's reasonable opinion it is not practicable to accelerate or re-sequence the relevant Works to reduce the time required.

99114469	Agreement for Lease	page 15

Developer Rejection Right Estimate	has the meaning given to it in clause 6.5(g)(3).
Developer Variation	an increase, decrease, omission or substitution to any part of the Premises, Base Building Works or Fitout Works, other than a Tenant Variation.
Developer’s Agents	each of the Developer’s employees, officers, agents, contractors or subcontractors including the Builder and its subcontractors but excludes the Tenant and Tenant’s Agents.
Developer's Claim	has the meaning given to it in clause 15.4(a).
Developer's Items	has the meaning given to it in clause 9.7(e).
Developer's Recoverable Costs	has the meaning given to it in clause 12(g).
Developer’s Representative	initially the person in Item 3 and then as may otherwise be notified by the Developer to the Tenant in writing from time to time.
Development Deed	the document entitled “Development Deed” between the Landlord and the Developer and others regarding delivery of the Project dated on or about the date of this Agreement.
Development Lots	part of Lot 13 in Deposited Plan 1062447, Lot 116 in Deposited Plan 1078271, Lot 117 in Deposited Plan 1078271 and part of Lot 118 in Deposited Plan 1078271.
Dexus Funds Management	Dexus Funds Management Limited ACN 060 920 783.
Dexus Unitholder	Dexus Wholesale Management Limited (ABN 56 159 301 907) as trustee for Dexus TechCentral Trust.
Directed Subcontractor	has the meaning given to it in clause 11.1(i).

99114469	Agreement for Lease	page 16

Dispute	any dispute or difference between the Parties relating to the subject matter of this Agreement but does not include a matter to be determined by the Independent Certifier.
Documentation Standards Schedule	Part 2 of Schedule 11.
Draft Fitout Guide	the draft fitout guide for the Building in Schedule 24.
Draft Plan	the draft plan of subdivision to create the Land from the Development Lots in Schedule 10.
Draft Rules	has the meaning given to that term in clause 3.8(b).
Early Access Deed	the deed in Schedule 9, as amended or updated by agreement of the Developer, Builder and Tenant.
Early Termination Date	has the meaning given to that term in clause 18(c).
Election Date	the dates by which the Tenant must elect to have the Developer undertake the Fitout Works or the Tenant Services Works (as applicable) in respect of each Habitat as set out in the Milestone Schedule.
Emergency and Security Action and Communication Plan	the emergency and security action and communication plan for the Building (as that term is defined in the Lease) which forms part of the Building Management Plan and details the requirements of the Landlord and the Tenant and proposed plan of action (including communication methods) with respect to any actual or perceived threats to the security of the Building (as that term is defined in the Lease) and occupants of the Building (as that term is defined in the Lease) (including hostage scenarios and suspicious packages scenarios) and emergency situations.

99114469	Agreement for Lease	page 17

EOT Event
1each delay for which the Builder is granted an extension of time under the Building Contract; or
2a delay caused due to a delay in receiving an:
(a)approval from the State beyond the timeframe for the State to give approval as set out in the relevant Project Document; or
(b)Approval from the State beyond the timeframe for the State to give that Approval as set out in the Work's Program, except to the extent that the reason for the delay was caused or contributed to by the act or omission of the Developer or the Developer’s Agents;
3a delay caused due to a delay in receiving an approval from TAHE or Sydney Trains beyond the timeframe for the TAHE or Sydney Trains (as applicable) to give approval as set out in the Work's Program, except to the extent that the reason for the delay was caused or contributed to by the act or omission of the Developer or the Developer’s Agents;
4a delay caused due to a delay in obtaining a modification to the SSDA arising out of the Value Engineering, any Agreed Base Building Modifications Design, any Agreed Fitout Design Documents, any Agreed Tenant Services Works Design, or Tenant Variation; and
5a delay arising from the need to carry out additional works to comply with the Acceptable Requirements.

ESD Fitout and Operational Requirements	the fitout operational requirements relating to the Building.
Estimated Office Lettable Area	see item 12.
Existing Leases	the following leases: 1the 341 George Street Leases; 2the 363 George Street Leases; and 3the 343 George Street Lease.

99114469	Agreement for Lease	page 18

Existing Lease Occupancy Costs
all occupancy costs properly incurred and payable by the Tenant to the relevant landlord (or in the case of rates, charges, taxes or levies to an Authority) under the Existing Leases, including rent calculated on an effective basis (having regard to any rent reduction or other incentive granted to the Tenant in connection with the Existing Leases), but excluding:
1any costs payable by the Tenant (whether to the Landlord or an Authority) for utilities;
2any costs payable by the Tenant in connection with a breach or default by the Tenant (or the Tenant's employees, officers, agents, contractors, sublessees, licensees or invitees) under the relevant Existing Lease including any costs or amounts payable pursuant to an indemnity provided by the Tenant under the Existing Lease;
3any repayment or reimbursement of any incentive amounts;
4any costs in respect of which the Tenant is entitled to be reimbursed by a party other than the Developer (whether by the landlord under the relevant Existing Lease or a third party); and
5any make good settlement or other amount payable by the Tenant with respect to the Tenant's make good obligations under the Existing Leases (however defined).

Existing Lease Payment Claim	has the meaning given to it in clause 18(i).
Expert	has the meaning given to it in clause 29.3.
Expiry Date	has the meaning given to it in clause 17.5(a).
Extended Anticipated PC Date	has the meaning given to it in clause 18(b).
External Landscaped Areas (Non Occupiable)	the external landscaped areas on Levels 36, 37, 38, 39 and 40 of the Building, being the proposed areas shown indicatively as the 'Ext. Terrace – Non-Occupiable' on the plans in Schedule 14.

99114469	Agreement for Lease	page 19

External Terrace Areas (Occupiable)	the external terrace areas on Levels 36, 37, 38 and 39 of the Building, being the proposed areas shown indicatively as the 'Ext. Terrace – Occupiable' on the plans in Schedule 14.
FC Estimated Office Lettable Area	the Lettable Area of the Premises determined at the Condition Precedent Satisfaction Date pursuant to clause 17A.1(a).
FC Office Rent Rate	is the rent rate per annum per square metre calculated pursuant to clause 17A.1(b).
Final Design Documents
1the “for construction” set of Base Building Design Documents; and
2if the Tenant has given an Integrated Fitout Works Direction, the “for construction” set of Agreed Fitout Design Documents, as varied or amended under this Agreement.

Fitout Access Conditions
the Developer has received all of the following to the satisfaction of the Developer (acting reasonably):
1a copy of evidence of the existence of the policies of insurance required under clause 21.3;
2the Early Access Deed (in duplicate) duly executed by the relevant Tenant's Contractor;
3the “for construction” set of Agreed Fitout Design Documents; and
4a copy of all Approvals required to carry out the Tenant Works, and the Tenant's Contractors have satisfactorily completed the site induction program applying to the site.

Fitout Concept Design	the concept design for the Fitout Works showing the general arrangement of the proposed Fitout Works.

99114469	Agreement for Lease	page 20

Fitout Design Documents
the plans and specifications created for the purpose of the Fitout Works, including:
1the Fitout Concept Design;
2floor plans, partition plans, reflected ceiling plans, floor finishes plans, elevations, sections, details, location of IT room/s etc;
3workstation briefs and layouts;
4loose furniture brief and layout; and
5fixture and finishes schedules.

Fitout Guide	has the meaning given to it in the Lease.
Fitout Incentive Amount
the amount set out in Item 16(1) and (2) being that part of the Incentive Amount that must be applied by the Tenant as a contribution to the costs specified in clause 13.2(a)(1) (subject always to the balance of clause 13).

Fitout Incentive Amount Pool	[***]
Fitout Working Group	the working group formed pursuant to clause 9.1(a).
Fitout Works
the fitout of the Premises, including the supply, installation and commissioning of fixtures, fittings, partitions, intertenancy stairs, Tenant signage, workstations, joinery, floor finishes, doors, furniture, equipment, audio visual coordination, data cabling, IT racks, security coordination, kitchens and any other non-services trade works but despite anything preceding excluding any work which:
1alters or overloads the structure of the Building as outlined in the Approved Design Documentation; or
2alters base building services that impact the State Works (excluding paragraph (d) of that definition).

Fitout Works Costs
if the Tenant has given an Integrated Fitout Works Direction, the costs associated with the Fitout Works as specified in the relevant Proposal approved by the Tenant pursuant to clause 11.1(e) or 11.1(h), or, as otherwise agreed between the Tenant and the Developer pursuant to clause 11.1(g).

99114469	Agreement for Lease	page 21

Force Majeure Event
1earthquake, explosion, fire, flood, cyclone or other physical disasters or acts of God not caused or contributed to by the Developer or the Developer’s Agents;
2war, invasion, act of foreign enemies, hostilities (whether war be declared or not), act of terrorism, civil war, rebellion, revolution, insurrection or military or usurped power, martial law or confiscation by order of any government, public statutory authority, or a Terrorist Act (as defined in section 3 of the Terrorism Insurance Act 2003 (Cth));
3ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel;
4an epidemic or pandemic exists (including COVID-19 and any variant of COVID-19) which affects the Works or the Land; or
5state-wide or nationwide strike or lockdown.

Form of Lease	a lease in the form of Schedule 2.
Form of Retail Lease	a retail lease in the form of Schedule 16.
Framework Agreement	the agreement entered into between the Crown in right of the State of New South Wales represented by the Department of Premier and Cabinet, the State, the Landlord and the Tenant, dated 4 March 2020 (as varied).
FRNSW Approval	has the meaning given to that term in the Unitholders’ Agreement.
FRNSW Approval Milestone Date	has the meaning given to that term in the Unitholders’ Agreement.
FRNSW Longstop Date	has the meaning given to that term in the Unitholders’ Agreement.

99114469	Agreement for Lease	page 22

Fundamental Breach
the following breaches of this Agreement by the Developer:
1failing to provide evidence of insurances pursuant to clauses 21.1 and 21.2;
2abandonment of the Works for a consecutive period of 90 days, provided that such abandonment is not caused by a Force Majeure Event or as a result of an Insolvency Event in respect of the Builder or the Builder abandoning the Works;
3abandonment of the Works for a consecutive period of 180 days as a result of an Insolvency Event in respect of the Builder or the Builder abandoning the Works;
4failure to pay any money to the Tenant when due and payable under this Agreement which remains outstanding for 10 Business Days after demand by the Tenant; or
5the Developer failing to procure the Landlord to grant the Lease in accordance with this Agreement.

Further Extended Lease Expiry Date	has the meaning given to it in clause 18(e).
Green Star Rating	a Green Star Buildings rating as set out in the Sustainability Performance Standards.
Guaranteed Money	all money the payment or repayment of which from time to time forms part of the Guaranteed Obligations.

99114469	Agreement for Lease	page 23

Guaranteed Obligations
all the Developer's obligations under this Agreement. This definition applies:
1irrespective of the capacity in which the Developer enters into this Agreement;
2whether the Developer is liable alone, or jointly, or jointly and severally with another person;
3whether the person entitled to the benefit of a Guaranteed Obligation is an assignee of the Guaranteed Obligations (provided any such assignment is made in accordance with the terms of this Agreement) and whether or not:
A.the Developer or the Guarantor consented to or was aware of the assignment; or
B.the assigned obligation was secured.

Guarantors	the Performance Guarantor and the Financial Guarantor.
Habitat	each or any of Habitat 1, Habitat 2, Habitat 3, Habitat 4, Habitat 5, Habitat 6, Habitat 7 and Habitat 8, as applicable.
Habitat 1	Levels 7 to 10 of the Building (inclusive) and the Mezzanine.
Habitat 2	Levels 11 to 14 of the Building (inclusive).
Habitat 3	Levels 15 to 18 of the Building (inclusive).
Habitat 4	Levels 19 to 22 of the Building (inclusive).
Habitat 5	Levels 23 to 26 of the Building (inclusive).
Habitat 6	Levels 27 to 30 of the Building (inclusive).
Habitat 7	Levels 31 to 34 of the Building (inclusive).
Habitat 8	Levels 35 to 38 of the Building (inclusive).

99114469	Agreement for Lease	page 24

Handover Condition
1if the Tenant has given (or is deemed to have given) a Non-Integrated Fitout Works Direction for a Habitat, when the Developer has brought that Habitat to the state required in accordance with Part 1 of Schedule 12, as certified by the Independent Certifier; or
2if the Tenant has given an Integrated Fitout Works Direction for a Habitat, when the Developer has brought that Habitat to the state required in accordance with Part 2 of Schedule 12, as certified by the Independent Certifier.

Handover Date	the earlier of: 1in respect of a Habitat, the date the Handover Condition has been achieved for that Habitat as set out in the Certificate of Handover Condition; and 2the Date of Practical Completion.
Incentive Amount	the aggregate of the Fitout Incentive Amount and the Non-Fitout Incentive Amount.
Incentive Election Date	see Item 17.
Indemnified Person	means each of the State, TAHE, Sydney Trains, Sydney Metro (as that term is defined under the PDA), NSW Trains (as that term is defined under the PDA), the Crown in right of the State of New South Wales and their respective employees and agents.
Independent Certifier	the person named in Item 18 and includes any replacement appointed in accordance with this Agreement.
Independent Certifier Agreement
the agreement to be entered into between the Developer, the Tenant and the Independent Certifier in substantially the same form as is agreed under the PDA but amended to remove references to the State and to provide for the relevant services and fee.

Initial Provisions	has the meaning given in clause 2.1(a).

99114469	Agreement for Lease	page 25

Initial Term	the initial term of the Lease commencing on the Commencement Date and ending on the date that is 15 years after the Commencement Date.
Insolvency Event
the happening of any of these events in respect of a person (including a trust):
1it is (or states that it is) under administration or insolvent (each as defined in the Corporations Act);
2it is in liquidation, in provisional liquidation, under administration or wound up or has had a controller or similar person appointed to, or the holder (or its agent) of any security interest takes, its property;
3it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this Agreement);
4an order has been made (and in the case of an application, it is not stayed, withdrawn or dismissed within 20 Business Days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of paragraphs (a), (b) or (c) above, except where an order is made or a resolution passed for the purpose of a reconstruction, amalgamation, merger or consolidation before that order is made where the reconstruction, amalgamation, merger or consolidation is implemented in accordance with the terms of the approval;
5it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand;
6it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which another party to this Agreement reasonably deduces it is so subject);
7it is otherwise unable to pay its debts when they fall due;
8it enters into a readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors, without the prior consent of the other party; or
9something having a substantially similar effect to (1) to (8) happens in connection with that person under applicable laws of any relevant jurisdiction.

Integrated Fitout Works Direction	has the meaning given in clause 7.1(a)(2).
Integrated Fitout Works Extension Date	has the meaning given in clause 7.3(a).

99114469	Agreement for Lease	page 26

Integrated TSW Direction	has the meaning given in clause 7.2(a)(2).
Intellectual Property Rights
1inventions, discoveries and novel designs, whether or not registered or registrable as patents or designs, including developments or improvements or equipment, products, technology, processes, methods or techniques;
2copyright (including future copyright) throughout the world in all literary works, artistic works, computer software, and any other works or subject matter in which copyright subsists or may in the future subsist;
3know how, trade secrets and trade and service marks (whether registered or unregistered) (including goodwill in those marks), domain names, design rights, and the right to confidentiality;
4proprietary rights under the Circuit Layouts Act 1989 (Cth);
5applications for, or right to apply for registration of, any of them;
6rights under licences and consents in relation to any of them; and
7other forms of protection of a similar nature or having equivalent or similar effect to any of them, but excluding Moral Rights.

Item	an Item in the Reference Schedule.
IT Works
if the Tenant has given an Integrated Fitout Works Direction for a Habitat, those works to be carried out by the Tenant in the main comms rooms within the Base Building core structure and any comms rooms forming part of the Fitout Works within that Habitat.

Key PMA Principles	the principles listed under the heading 'Key PMA Principles' in Part C of Schedule 10.
Land	see Item 1.

99114469	Agreement for Lease	page 27

Landlord’s Property	those items of the Fitout Works which are owned by the Landlord as determined under clause 13.10.
Laws
1all acts, ordinances, regulations, by-laws, orders, awards and proclamations of the Commonwealth and the state of New South Wales;
2the requirements of the common law and equity; and
3the requirements of an Approval.

Lease	the lease of the Premises in the form of the Form of Lease to be granted pursuant to clause 3.1.
Lease Commencement Conditions
the Tenant has received all of the following or the following things have occurred (as the case may be):
1the Plan, the Section 88B Instrument and the Building Management Statement have been registered and the Landlord is the owner of the Land;
2the Certificate of Practical Completion has been issued;
3satisfactory evidence that the Landlord has commenced managing the Building in accordance with the Building Management Plan developed and agreed pursuant to clause 22.4;
4a report prepared by an assessor prior to the Date of Practical Completion from the NABERS Independent Design Review Panel listed on the website nabers.gov.au confirming that the Building, as designed, will in the opinion of the assessor achieve the NABERS Energy Rating; and
5reports from relevant consultants confirming that any other requirements of the Sustainability Performance Standards have been or will be achieved.

Lettable Area of the Premises
the net lettable area calculated in accordance with the PCA Method of Measurement for Net Lettable Area – Office Buildings (2008 Revision) except that:
1the measurement point at the façade is the horizontal intersection with angled glazing at 1,400mm above finished floor level; and
2the exoskeleton structure is included within the Lettable Area just as structural columns are under the PCA Method of Measurement. The only anomaly is that the exoskeleton structure is angled and elsewhere in the PCA Method of Measurement it states that areas below 1,500mm should be excluded from Lettable Area. This nuance will not be factored into the measure based on the exoskeleton structure (and area below the exoskeleton structure) being included in Lettable Area.

99114469	Agreement for Lease	page 28

Lettable Area (Retail)	the lettable area calculated in accordance with the PCA Method of Measurement for Gross Lettable Area Retail (2008 Revision).
Licensed Areas
the Licensed Areas as described in the definition of that term in the Lease being:
1the following areas, , the proposed areas and location of which are shown indicatively on the plans in Schedule 14:
(a)the Dedicated Facilities Area;
(b)the Atlassian Lobby Area;
(c)the Bicycle Storage Area;
(d)the Basement Storage Area;
(e)the External Landscaped Areas (Non Occupiable); and
(f)the External Terrace Areas (Occupiable);
2the Allocated Risers;
3the Sky Signage Area, being the area approved by the Landlord in accordance with the relevant Tenant Approvals obtained by the Tenant under clause 8;
4the Ceiling Cavities (as defined in the Lease);
5the risers referred to in clause 16.1 of the Lease;
6the areas in and on the Building where the Tenant installs and operates signage from time to time pursuant to clause 20.2 of the Lease; and
any other area of the Building or Land over which the Landlord agrees to grants and the Tenant agrees to take, a licence.

Limb 2 Recoverable Costs
the amounts referred to in clause 6.5(h)(1)(B), 6.5(j)(1)(B), 6.6(a)(2) (as a result of the deeming provisions), 7.2(f), 7.3, 8(i)(3), 9.1(d), 9.4(h)(3), 10.2 (if applicable), 11.1(h)(1), 11.1(h)(2)(C), 14.5(a), 14.5(b), 16.1(d)(3), 16.1(d)(4), 16.1(e), 19.3(e) 20.4(c)(3) or 20.7(c) (if applicable).

Look Forward Notice	has the meaning given to it in clause 18(b).

99114469	Agreement for Lease	page 29

Loss
1any cost, expense, loss, damage, liability or other amount; and
2without being limited by paragraph 1 and only to the extent not prohibited by Laws, any fine or penalty, whether direct, indirect, consequential, present, future, fixed, unascertained, actual or contingent.

Lot 2	that part of the Development Lots shown indicatively as 'Lot 2' on the Draft Plan.
Material Adverse Effect
1a material and adverse effect on the use of the Premises for the Permitted Use;
2a material and adverse change to the standard, quality, performance, means of access to or egress from or the appearance of the Building, as against the Current Base Building Design Documents;
3subject to clause 9.6, the Building not being able to achieve:
A.the Sustainability Performance Standards; or
B.the Minimum Building Standards; or
4a material increase in the outgoings of the Building or any other costs arising under a Project Document that will be passed on in part or as a whole to the Tenant;
5a materially adverse impact on the Base Building Services, as against the Current Base Building Design Documents; or
6a materially adverse impact on the structural integrity of the Building; or
7any change that requires the Tenant to obtain a new Tenant Approval or amend an existing Tenant Approval.

Mezzanine	the area shown indicatively as 'NLA – Atlassian' on the plan of the mezzanine level of the Building in Schedule 14.
Milestone Date	the relevant date listed for a particular Milestone in the Milestone Schedule, as may be extended under this Agreement.
Milestone Schedule	the schedule of Milestones in Schedule 7.
Milestones	the Tenant Milestones and the Developer Milestones.

99114469	Agreement for Lease	page 30

Minimum Building Standards	the minimum standards and requirements the Developer must achieve in respect of the Building forming part of the Base Building Design Brief.
Moral Rights	has the meaning given in the Copyright Act 1968 (Cth).
NABERS	the National Australian Built Environment Rating System.
NABERS Energy Rating	the NABERS energy rating for the Base Building as set out in the Sustainability Performance Standards.
NABERS Energy Rating Date	the date that is 9 months after the Building is at least 75% occupied for a continuous period of 12 months.
NABERS Water Rating	the NABERS water rating for the Base Building as set out in the Sustainability Performance Standards.
New PMA	has the meaning given to it in clause 23.4(c).
Non-Fitout Incentive Amount	the amount set out in Item 16(3) being that part of the Incentive Amount to be applied in accordance with clause 13.2(a)(2) (subject always to the balance of clause 13).
Non-Integrated Fitout Works Direction	has the meaning given in clause 7.1(a)(1).
Non-Integrated TSW Direction	has the meaning given in clause 7.2(a)(1).
Non-Paying Party	has the meaning given to it in clause 35.4(a).
NSW SOP Act	the Building and Construction Industry Security of Payment Act 1999 (NSW).

99114469	Agreement for Lease	page 31

Occupancy Certificate
has the meaning given in section 6.4 of the Environmental Planning and Assessment Act 1979 (NSW), and includes a partial occupation certificate as contemplated by clause 156A of the Environmental Planning and Assessment Regulation 2000 (NSW).

Office Fitout Incentive Amount	has the meaning given to it in Item 16(1).
Office Fitout Incentive Amount Rate	the rate per square metre determined pursuant to clause 13.1(a).
Office Rent Rate	the rent rate per square metre per annum payable by the Tenant under the Lease as determined pursuant to clause 17A.3.
Outstanding Fitout Incentive Amount	from time to time, the sum of: 1the Fitout Incentive Amount; and 2any part of the Non-Fitout Incentive Amount which the Tenant [***], less any [***].
Overhead Amount	the amount set out in Item 19.
Parties	each of the Developer, the Landlord, the Financial Guarantor, the Performance Guarantor, the Tenant and the Atlassian Guarantor as parties to this Agreement.
PCA	Property Council of Australia Limited.
PDA	the document titled “Project Development Agreement” to be entered into by Transport for NSW, the Developer and the Guarantors under the Framework Agreement.
PDA Indemnities	has the meaning given in clause 23.5(f)(4).

99114469	Agreement for Lease	page 32

PDA Land	has the meaning given to the definition of 'Land' in the PDA.
PDA Loss	has the meaning given in clause 23.5(f)(6).
Performance Bond	an unconditional bank guarantee issued by an Australian bank or such other financial institution approved by the Developer, in the amount equal to 6 months’ rent payable at the Commencement Date under the Lease being [***].
Performance Criteria	has the meaning given to it in the Lease.
Permitted Use	has the meaning given to it in the Lease.
Plan	the plan of subdivision to create the Land from the Development Lots to be prepared by the Developer in accordance with the Project Documents, as updated from time to time and registered in accordance with this Agreement.
PMA	the "Central 2000 Western Gateway Precinct Management Agreement" filed as Bk 4430 No 47 with NSW Land Registry, and dated 7 June 2004 or any replacement or amended precinct management agreement from time to time.
Practical Completion	the stage of completion of the Works described in Schedule 5.
Preliminaries	those items set out in Schedule 18.
Preliminaries Amount	the amount set out in Item 20 to be applied in respect of the Preliminaries.

99114469	Agreement for Lease	page 33

Premises
that part of the Building described as the premises under the Lease, including the following areas shown indicatively on the plans in Schedule 14:
1the areas in Habitat 1 to Habitat 8 (inclusive) labelled as 'Office A', 'Office B' and 'Office C'; and
2the area labelled as 'NLA – Atlassian' on the plan of the Mezzanine level of the Building, as updated in accordance with this Agreement.

Pricing Schedules	the pricing schedules set out in Schedule 22 to be completed pursuant to clause 11.1(a).
Principal Contractor	has the meaning given in the WHS Regulation.
Principal's Representative	the person appointed as Principal's Representative under the Building Contract.
Professional Operator	means a person in the business of providing professional trustee, responsible entity, manager, general partner or operator services for collective investment vehicles sponsored or established by third parties such as Perpetual Limited.
Project	the construction of a commercial building in accordance with the Final Design Documents, Approvals and the State Works (as defined in the PDA) and including an accommodation facility built to the standards required under the YHA Development Agreement which may be comprised in a separate stratum lot.
Project Calendar	means the project calendar set out in Schedule 4.
Project Document Matter	has the meaning given to it in clause 23.5(a).

99114469	Agreement for Lease	page 34

Project Documents
the form of each of the following documents current as at the Agreement Date:
1the Framework Agreement;
2the PDA;
3the PMA;
4the Toga Agreement;
5the YHA Option Deed and the contract arising out of the YHA Option;
6the YHA Development Agreement;
7for the purposes of clause 23.2 only, the CPS Owners Deed; and
8any agreement, document or affectation arising out of the terms of any of the above documents.

Proposal	has the meaning given to it in clause 11.1(b).
Qualifying Developer Rejection Right	a Developer Rejection Right under limbs 4 to 8 (inclusive), and 10 to 16 (inclusive).
Receiving Party	has the meaning given to it in clause 35.4.
Recoverable Costs	has the meaning given to it in clause 12(a).
Reference Schedule	the reference schedule contained in Schedule 1.
Registrar	the New South Wales Registrar General.
Related Body Corporate	a related body corporate within the meaning of the Corporations Act.
Relevant Act or Omission	has the meaning given to it in clause 23.5(a).
Relevant Conditions	has the meaning given to it in clause 19.3(e)(1).
Relevant Party	has the meaning given to it in clause 23.5(b)(1).

99114469	Agreement for Lease	page 35

Relevant Works
1the Base Building Modifications
2in the event the Tenant has given an Integrated TSW Direction for that Habitat, the Tenant Services Works and
3in the event the Tenant has given an Integrated Fitout Works Direction for that Habitat the Fitout Works,
(as applicable).

[***]	that part of the Non-Fitout Incentive Amount nominated by the Tenant [***].
[***]	an amount equal to [***] of the Non-Fitout Incentive Amount.
Retail Area	that part of the Building coloured pink and labelled as 'NLA – Retail' on the plans in Schedule 14.
Retail Lease	each of the five leases in the Form of Retail Lease entered into in respect of each shop comprising the Trapped Retail Areas pursuant to clause 41(e).
Retail Plan	has the meaning given to it in clause 41(a).
Rules	has the meaning given to it in the Lease.
Second Notice	has the meaning given to it in clause 17.4(g)(2).
Section 88B Instrument	the section 88B instrument to be prepared by the Developer, as updated from time to time in accordance with this Agreement.
Services	has the meaning given to it in the Lease.
SSDA	the state significant development approval with application number SSD-10405 in respect of the Project dated 15 October 2021, as amended from time to time.

99114469	Agreement for Lease	page 36

State	Transport for NSW ABN 18 804 239 602.
State Works	has the meaning given to it in the PDA.
Subdivision Documents
includes each of the following categories of documents:
1any instrument creating, amending, releasing or extinguishing easements, covenants or restrictions under the Conveyancing Act 1919 (NSW);
2any requests prepared in connection with the titles to any or all of the Development Lots (including, without limit, a request to remove any expired leases or redundant covenants, easements or other affectations from those titles); and
3any other land titles document that are intended to be registered in connection with the Development Lots, and includes the Plan, the Section 88B Instrument and the Building Management Statement.

Subdivision Strategy	the subdivision strategy for the Development Lots annexed to the PDA.
Subscription Deed	the Subscription Deed – Vertical First Trust between the Dexus Unitholder, the Landlord, Dexus Funds Management Limited (ABN 24 060 920 783) (in various capacities), Atlassian Australia 1 Pty Ltd (ABN 98 166 799 542) and Atlassian, executed on or around the date of this Agreement.

99114469	Agreement for Lease	page 37

Subsidiary
has the meaning given in the Corporations Act, and, in addition:
1a trust may be a Subsidiary, for the purpose of which a unit or other beneficial interest will be regarded as a share and the ability to control the appointment or removal of the trustee is considered to satisfy the test set out above;
2a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation; and
3a limited partnership may be a Subsidiary of an entity if the entity or any of its Subsidiaries are the general partner of that limited partnership and the entity, together with any of its Subsidiaries, holds more than 50% of the partner interests in the limited partnership.

Sunset Date	the date set out in Item 21, as may be extended pursuant to this Agreement.
Surplus Fitout Incentive Amount	has the meaning given to that term in clause 13.5(c).
Surplus Fitout Incentive Amount Balance	has the meaning given to that term in clause 13.5(d).
Sustainability Performance Standards	the sustainability performance standards contained in the Base Building Design Brief including the NABERS Energy Rating, NABERS Water Rating, WELL Ready and the Green Star Rating.
Sydney Trains	means Sydney Trains constituted under section 36 of the Transport Administration Act 1988 (NSW).
TAHE	means Transport Asset Holding Company of New South Wales (ABN 59 325 778 353) constituted under section 4 of the Transport Administration Act 1988 (NSW).
Tenant Act or Omission	any acts or omissions of the Tenant or the Tenant's Agents which are not in accordance with this Agreement, including any default, misconduct, negligence or wrongful act or wrongful omission.

99114469	Agreement for Lease	page 38

Tenant Approvals
Approvals which are required for the:
1performance of the Fitout Works, the Tenant Services Works and the IT Works;
2the Permitted Use, including if applicable any 9B classification required; or
3the sky signage area or the sky signage.

Tenant Corporate Structure	the structure shown in Schedule 19.
Tenant Cure Period	has the meaning given to it in clause 28.4(a)(2).
Tenant Delay
any delay caused by:
1a Tenant Act or Omission;
2the documents submitted pursuant to clauses 6.5, 6.6, 8 or 9.4 giving rise to a Developer Rejection Right;
3the Tenant failing to achieve a Tenant Milestone;
4a dispute under this Agreement referred to the Independent Certifier, or any other Dispute, is resolved in favour of the Developer or the Landlord; or
5a Tenant's Contractor.

Tenant Delay Days	has the meaning given in clause 16.1(d).
Tenant Event of Default	see clause 28.3.
Tenant Fitout Assumptions	each of the assumptions set out in Schedule 25.
Tenant Milestone	the Milestones which the Tenant is required to achieve as set out in the Milestone Schedule.
Tenant Obligations	has the meaning given to it in clause 25.2.
Tenant Parent Company Guarantee	the guarantee and indemnity provided under clause 25.

99114469	Agreement for Lease	page 39

Tenant Services Works
the work required to be carried out in accordance with:
1if the Tenant has given (or is deemed to have given) an Integrated TSW Direction, the Agreed Tenant Services Works Design; or
2if the Tenant has given (or is deemed to have given) a Non-Integrated TSW Works Direction, the Agreed Fitout Design Documents.

Tenant Services Works Concept Design
the documentation and information for the Tenant Services Works which complies with the requirements of clause 6.5(b) in so far as they relate to the Tenant Services Works Concept Design pursuant to clause 6.6(a)(2).

Tenant Services Works Costs
if the Tenant has given (or is deemed to have given) an Integrated TSW Direction, the costs associated with the Tenant Services Works as specified in the relevant Proposal approved by the Tenant pursuant to clause 11.1(e) or 11.1(h), or as otherwise agreed between the Tenant and the Developer pursuant to clause 11.1(g).

Tenant Variation
1an increase, decrease, omission or substitution to any part of the Premises, Base Building Works or Fitout Works; or
2acceleration or re-sequencing of the Base Building Works or Fitout Works to reduce the time required to achieve a Developer Milestone, the Handover Condition or Practical Completion,
as requested by the Tenant pursuant to clause 20.

Tenant Working Group	the group established under clause 4.1.
Tenant Works
1if the Tenant has given an Integrated Fitout Works Direction, the IT Works;
2if the Tenant has given (or is deemed to have given) a Non-Integrated TSW Direction in respect of a Habitat, the Tenant Services Works for that Habitat; and
3if the Tenant has given (or is deemed to have given) a Non-Integrated Fitout Works Direction in respect of a Habitat, the Fitout Works for that Habitat.

99114469	Agreement for Lease	page 40

Tenant Works Cost	the cost of the Tenant Works including consultants and other professional fees and costs associated with the Tenant Works.
Tenant Works PDA Provisions	has the meaning given in clause 23.5(f)(3).
Tenant’s Agents	each of the Tenant’s employees, officers, agents, contractors, subcontractors, service suppliers and those persons who at any time are under the control of, and in or on the Premises, the Building or the Land with the consent (express or implied) of the Tenant, including the Tenant’s Representative and the Tenant's Contractors.
Tenant’s Contractor	a person engaged by the Tenant to carry out all or any part of the Tenant Works.
Tenant's Items	has the meaning given to it in clause 9.7(a).
Tenant’s Property	those items of the Fitout Works which are owned by the Tenant as determined under clause 13.10.
Tenant’s Representative	initially the person in item 7 and then as notified by the Tenant to the Developer from time to time pursuant to clause 4.5(c).
Tenant's Sustainability Performance Standards	means those matters and obligations identified in Schedule 26.
Tenure Rights	those easements to be created and registered before or on the final subdivision contemplated by the PDA in accordance with Schedule 12 (Easements) to the PDA and the Subdivision Strategy.
Termination Notice Date	has the meaning given to it in clause 18(c).
Toga	Toga Pty Limited ACN 000 926 947.

99114469	Agreement for Lease	page 41

Toga Agreement	the document entitled "Adjoining Owners Agreement" made between Atlassian Pty Limited ACN 102 443 916, Vertical First Pty Limited ACN 636 939 985 and Toga Pty Limited ACN 000 926 947 dated 9 February 2021.
Total Developer Works Costs	has the meaning given to it in clause 13.5(a)(1).
Total Works Cost	has the meaning given to it in clause 13.3(b).
Trapped Retail Areas	that part of the Building identified in red outlining on the plans in Schedule 14A.
Trapped Retail Incentive Amount	an amount equal to [***].
Trapped Retail Incentive Amount Rate	[***]
Trust	Vertical First Trust ABN 47 915 597 236.
Trust Deed	the Trust Deed for the Trust dated 19 December 2019 (as amended).
TSW Design	has the meaning given to it in clause 6.6(a)(5).
Ultimate Holding Company
means, in relation to:
1a body corporate, an ultimate holding company as defined in the Corporations Act; and
2a trust, a trust that would be an ultimate holding company within that meaning if both trusts were companies, in each case using the definition of 'Subsidiary' in this agreement rather than the definition in the Corporations Act.

99114469	Agreement for Lease	page 42

Unacceptable Requirements	has the meaning given to that term in the Unitholders’ Agreement.
Unitholders’ Agreement
the unitholders' agreement relating to the Vertical First Trust between the Vertical First Pty Ltd ACN 102 443 916 in its capacity as trustee of the Vertical First Trust ABN 47 915 597 236, Lead Green Pty Ltd ACN 636 939 994 in its capacity as trustee of the Lead Green Trust ABN 28 354 409 197 and Dexus Wholesale Management Limited ACN 159 301 907 in its capacity as trustee of the Dexus TechCentral Trust.

Unremedied Breach
a breach by the Tenant in respect of which the Landlord has given the Tenant a notice requiring remedy of the breach within a reasonable period, and the Tenant has failed to either:
1comply with the Landlord's notice; or
2refer the matter for dispute resolution pursuant to clause 29.

Updated Fitout Guide	has the meaning given to that term in clause 3.9(a).
Value Engineering	those variations agreed by the Developer and the Landlord under the Development Deed as set out in Schedule 23.
Variation Cost
the costs (including any Delay Costs) associated with the Tenant Variation as specified in the relevant Variation Proposal approved by the Tenant pursuant to clause 20.6(c), or, if applicable, as determined pursuant to clause 29 or as agreed pursuant to clause 20.7(a).

Variation Proposal	has the meaning given to that term in clause 20.6(a).
WHS Act	the Work Health and Safety Act 2011 (NSW).
WHS Regulation	the Work Health and Safety Regulation 2017 (NSW).

99114469	Agreement for Lease	page 43

Worked Examples	the worked examples annexed to this Agreement at Schedule 27.
Works	the Base Building Works and, if the Tenant has given an Integrated Fitout Works Direction, the Fitout Works.
Works Program	the program for carrying out and completing the Base Building Works set out in Schedule 4, as updated in accordance with this Agreement.
YHA	YHA Limited ACN 008 387 791.
YHA Arrangements	has the meaning given to it in clause 23.1(a).
YHA Development Agreement	the document titled “Development Agreement” to be entered into by the Developer and YHA upon exercise of the YHA Option.
YHA Option	the option arising under the YHA Option Deed to acquire YHA's leasehold interest in Lot 116 in Deposited Plan 1078271A.
YHA Option Deed	the document titled 'Option deed' between the Tenant and YHA dated 22 June 2018 as varied.
YHA Practical Completion	when “practical completion” as defined under the YHA Development Agreement has been achieved in accordance with the YHA Development Agreement.
1.2Lease Definitions
Words which begin with a capital letter and are not defined in this Agreement but are defined in the Form of Lease have the same meaning in this Agreement.
1.3Conduct of Parties
(a)Where the consent or approval of a Party is required under this Agreement, a determination is required to be made or an action is required to be taken, that Party must exercise their discretion acting reasonably (unless specifically stated otherwise) and provide their consent or approval, make that determination promptly or take such action (unless a specific timeframe is otherwise provided).

99114469	Agreement for Lease	page 44

(b)An approval or consent of a Party under this Agreement made after the Lease or, to the extent determined under clause 41 of this Agreement, the Retail Leases, has commenced constitutes an approval or consent of that Party under the Lease and the Retail Leases (as applicable) in relation to the same relevant subject matter.

2Commencement and Condition Precedent
2.1Commencement
(a)The rights and obligations of the Parties under this Agreement (other than the provisions of clauses 2, 3.7(e), 3.7(b), 4, 6.1, 29, 30, 31, 32, 35, 36 and 37 (Initial Provisions)) will not commence until the Condition Precedent Satisfaction Date.
(b)The rights and obligations of the Parties under the Initial Provisions will commence on the Agreement Date.
2.2Condition Precedent
This Agreement is subject to and conditional on the satisfaction of the Condition Precedent on or before the Condition Precedent Date.
2.3Termination
If the Condition Precedent has not been satisfied on or before the Condition Precedent Date, then:
(a)the Tenant or the Developer may give notice terminating this Agreement, provided that Tenant's and the Developer's right to terminate under this clause 2.3(a) will end on the Condition Precedent Satisfaction Date; and
(b)if a notice is given under clause 2.3(a), this Agreement will be of no further force or effect, except in relation to rights and obligations arising before such termination.

3Agreement to grant Lease
3.1Grant
Subject to any prior termination of this Agreement, the Landlord agrees to grant the Lease and, to the extent determined under this Agreement, the Retail Leases to the Tenant and the Tenant agrees to take the Lease and, to the extent determined under this Agreement, the Retail Leases on and from the Commencement Date.

99114469	Agreement for Lease	page 45

3.2Lease Commencement Conditions
Once the Developer and the Landlord consider that all of the Lease Commencement Conditions have been satisfied, the Landlord will notify the Tenant and provide reasonable evidence that the Lease Commencement Conditions have been satisfied. The Parties agree that for the Lease, Lease Commencement Condition within limb 2 will be deemed satisfied on the date that the Certificate of Practical Completion is issued. If there is any dispute as to the satisfaction of the Lease Commencement Conditions, the Landlord, the Tenant or the Developer may refer the dispute to the Independent Certifier for determination.
3.3Easements and other rights
(a)The Developer must ensure that all Tenure Rights are in force as soon as practicable after the Commencement Date, noting that the Developer requires third party consent to create the Tenure Rights.
(b)If the Tenure Rights are not in force at the Commencement Date, the Developer and the Landlord must ensure that alternative arrangements satisfactory to the Landlord, the Developer and the Tenant (each acting reasonably) are in place until the Tenure Rights are in force and registered. The Tenant must comply with, and not do anything that would cause the Landlord or the Developer to be in breach of, those alternative arrangements.
(c)The Tenant and the Landlord acknowledge and agree that, once the Tenure Rights are in force and registered, the Tenant's interest in, and its rights under, the Lease (and, to the extent determined under clause 41 of this Agreement, the Retail Leases) will be subject to those Tenure Rights and the Tenant must comply with, and not do anything that would cause the Landlord to be in breach of, those Tenure Rights.
(d)The Tenant must, promptly upon receipt of a request from the Landlord, execute any necessary consent or other document reasonably required by the Landlord to give effect to, or procure registration of, the Tenure Rights.
3.4Completion of Form of Lease and Retail Leases
(a)Promptly after the Commencement Date, the Landlord's solicitor must complete the Form of Lease in accordance with Schedule 3 and, to the extent determined under this Agreement, the Form of Retail Lease for each shop comprising the Trapped Retail Area in accordance with clause 41(e) and deliver the completed Form of Lease and, to the extent determined under clause 41 of this Agreement, the completed Form of Retail Lease for each shop comprising the Trapped Retail Area (each in duplicate) to the Tenant or the Tenant's solicitor, for approval and signing by the Tenant and the Atlassian Guarantor.
(b)If the Tenant or the Atlassian Guarantor has comments on the Lease or the Retail Leases (as applicable), then such comments:
(1)must be limited to completion of the Form of Lease by the Landlord (or their solicitor) in accordance with Schedule 3 and, to the extent determined under this Agreement, completion of the Form of Retail Lease for each shop comprising the Trapped Retail Area in accordance with clause 41(e); and
(2)must be provided to the Landlord (or its solicitor) within 20 Business Days of receipt of the completed Form of Lease and (where applicable) the completed Form of Retail Lease for each shop comprising the Trapped Retail Area.
(c)The Tenant and the Atlassian Guarantor must promptly execute the Lease and Retail Leases (if applicable) after they have been approved by the Tenant and the Atlassian Guarantor.

99114469	Agreement for Lease	page 46

(d)After the Tenant and the Atlassian Guarantor have signed the Lease and the Retail Leases (if applicable), the Tenant must promptly deliver each lease in duplicate to the Landlord and the Landlord must promptly execute the leases and return them to the Landlord’s solicitors and the Landlord’s solicitors must then promptly attend to registration of the leases at NSW LRS and return the registered copy of each lease to the Tenant.
3.5Parties bound
(a)The Landlord, the Tenant and the Atlassian Guarantor are bound by the Lease and, to the extent determined under this Agreement, the Retail Leases on and from the Commencement Date, even though a party to the Lease may not have executed the Lease or, to the extent determined under this Agreement, the Retail Leases or the particulars may not have been completed pursuant to clause 3.4, as the case may be, or the Lease or, to the extent determined under clause 41 of this Agreement, the Retail Leases, is not registered or the Fitout Works have not been completed.
(b)If any provision of the Lease or, to the extent determined under clause 41 of this Agreement, the Retail Leases cannot take effect until a detail referred to in Schedule 3 (as applicable) is determined and inserted, then the provision becomes effective retrospectively when that detail is inserted.
3.6Registration and Consents
The Landlord must:
(a)within one month after the date of this Agreement with respect to an existing mortgagee; and
(b)prior to granting any security over the Land after the date of this Agreement, obtain the consent of any mortgagee of the Land to this Agreement and the grant of the Lease and (to the extent determined under clause 41 of this Agreement) the Retail Leases, on terms acceptable to the Tenant, acting reasonably.
3.7Caveat
(a)The Developer and the Landlord acknowledge that the Tenant has registered a caveat over title to part of the Development Lots being Lot 116 in Deposited Plan 1078271A in relation to its rights under the YHA Option Deed, registered as dealing AR522932 (YHA Option Caveat).
(b)Upon the earlier of:
(1)termination of the YHA Option Deed;
(2)completion of the contract for sale [or registration of the lease] arising pursuant to the YHA Option (if appliable); or
(3)if the Tenant has not exercised the YHA Option, the expiry of the relevant option period in accordance with the YHA Option Deed, the Tenant must promptly remove the YHA Option Caveat from the title to Lot 116 in Deposited Plan 1078271A.
(c)The Tenant must not lodge a caveat against the Land in relation to this Agreement, the Lease or the Retail Leases other than in the circumstances set out in clause 3.7(d) (and subject to clause 3.7(e)).
(d)The Tenant may lodge a caveat (which must be in the form of the Caveat) in relation to this Agreement after Lease Commencement Condition 1 has been satisfied (being paragraph 1 of the defined term 'Lease Commencement Condition') (but before the Lease and any Retail Leases are registered) in order

99114469	Agreement for Lease	page 47

to protect its interests under this Agreement, the Lease or the Retail Leases and will be entitled to maintain such caveat until the Lease and the Retail Leases (as applicable) are registered, at which time the caveat must be promptly removed.
(e)If the Tenant lodges a caveat pursuant to clause 3.7(d) then:
(1)during the period that the Tenant has lodged a caveat on the title to the Land, if requested by the Landlord, the Tenant must promptly provide consent as caveator, in the form of the Consent Letter, to:
(A)any dealings permitted under this Agreement or the Lease or any Retail Lease including (without limitation) any Subdivision Documents approved by the Tenant (or determined to be approved by the Tenant) pursuant to clause 23.3; and
(B)any lease for any vacant and unlet premises in the Retail Area, provided that the Landlord has complied with the Retail Plan in preparing the lease, to the extent agreed at the relevant time (or if the Retail Plan is not agreed, subject to the Tenant having approved the identity of the proposed retail tenant and the proposed use of the Retail Area the subject of the lease).
(2)the Tenant must promptly remove any caveat on title to the Land registered by the Tenant if:
(A)this Agreement and the Lease is terminated and the Tenant has not disputed such termination;
(B)this Agreement and the Lease is terminated and the Tenant has disputed such termination, and the outcome of the dispute is that this Agreement and the Lease have been validly terminated;
(C)the Lease or a Retail Lease (as applicable) is assigned by the Tenant, before the Lease or the Retail Leases (as applicable) are registered; or
(D)the caveat is not automatically removed from title to the Land upon registration of the Lease and the Retail Leases (if applicable).
3.8Rules
(a)In this clause 3.8, Building has the meaning given to that term in the Lease.
(b)The Landlord must, at least three months prior to the Commencement Date, provide the Tenant with a copy of the draft rules relating to the management and care of the Building or the conduct of tenants, occupants and other persons in the Building or the use or occupation of the Building, which must:
(1)address sustainability requirements for the Building;
(2)not materially derogate from the express rights of the Tenant under the Lease or the Retail Leases,
(Draft Rules) for the Tenant's approval.
(c)The Tenant must, within 10 Business Days of receipt of the Draft Rules, notify the Landlord whether the Draft Rules are either:
(1)agreed; or
(2)not agreed, in which case the Tenant must provide its comments on, and any proposed amendments to, the Draft Rules.

99114469	Agreement for Lease	page 48

(d)The Tenant may only give a notice under clause 3.8(c)(2) where the proposed Draft Rules are inconsistent with the requirements of clause 3.8(b).
(e)If the Tenant gives to the Landlord a notice under clause 3.8(c)(1), or does not give a notice within the time required by clause 3.8(c), then the Draft Rules will be the Rules for the purposes of the Lease, the Retail Leases and any other lease granted to the Tenant pursuant to the Tenant's first right of refusal under the Lease.
(f)If the Tenant gives notice under clause 3.8(c)(2), the Landlord must either:
(1)amend the Draft Rules and resubmit them to the Tenant for approval, in which case clause 3.8(c) will reapply; or
(2)give the Tenant written notice that it disputes any amendments requested by the Tenant under clause 3.8(c)(2), in which case either party may refer the matter to dispute resolution in accordance with clause 29. The Draft Rules will be updated to reflect any changes agreed between the parties or otherwise determined pursuant to clause 29 and will be the Rules for the purposes of the Lease, the Retail Leases and any other lease granted to the Tenant pursuant to the Tenant's first right of refusal under the Lease.
3.9Fitout Guide and ESD Fitout and Operational Requirements
(a)The Developer may, in consultation with the Landlord (if required), prepare:
(1)the ESD Fitout and Operational Requirements; and
(2)an updated Fitout Guide for the purposes of the Lease (the Updated Fitout Guide).
(b)The Developer must, at least three months prior to the Commencement Date, serve on the Tenant a copy of the Updated Fitout Guide and the ESD Fitout and Operational Requirements for the Tenant's approval (acting reasonably).
(c)The Tenant acknowledges and agrees that it will be unreasonable for the Tenant to reject any provisions of the Updated Fitout Guide or the ESD Fitout and Operational Requirements if those provisions are:
(1)generally consistent with market standard for other comparable Relevant Grade buildings in Sydney;
(2)required as a result of the particular design specifications for the Building;
(3)required by Law, by an Authority or by the State; or
(4)generally in line with the Sustainability Performance Standards and the Minimum Building Standards.
(d)The Tenant must either approve or reject:
(1)the Updated Fitout Guide and
(2)the ESD Fitout and Operational Requirements,
by notice to the Developer within 10 Business Days from the date that the releant document is served on the Tenant.
(e)If the Tenant:
(1)by notice to the Developer rejects the Updated Fitout Guide, the Tenant must in its notice of rejection provide the Developer with a list of things in the Updated Fitout Guide giving rise to the Tenant's rejection;
(2)by notice to the Developer rejects the ESD Fitout and Operational Requirements, the Tenant must in its notice of rejection provide the

99114469	Agreement for Lease	page 49

Developer with a list of things in the ESD Fitout and Operational Requirements giving rise to the Tenant's rejection;
(3)does not serve a notice approving or rejecting the Updated Fitout Guide by the date required under clause 3.9(d), the Tenant will be deemed to have approved the Updated Fitout Guide; or
(4)does not serve a notice approving or rejecting the ESD Fitout and Operational Requirements by the date required under clause 3.9(d) the Tenant will be deemed to have approved the ESD Fitout and Operational Requirements.
(f)If the Tenant gives to the Developer a notice under clause 3.9(d) approving the Updated Fitout Guide (or if the Updated Fitout Guide is deemed to have been approved under clause 3.9(e)(3)), then the Updated Fitout Guide will replace the existing 'Exhibit 6' to the Lease.
(g)If the Tenant gives to the Developer a notice under clause 3.9(d) approving the ESD Fitout and Operational Requirements (or if the ESD Fitout and Operational Requirements are deemed to have been approved under clause 3.9(e)(4)), then the ESD Fitout and Operational Requirements will be inserted as Schedule 3 to the Lease.
(h)If the Tenant rejects an Updated Fitout Guide under clause 3.9(e)(1) then the Developer must either:
(1)prepare an amended version of the Updated Fitout Guide with each of the things listed in the Tenant's notice having been rectified and serve the Updated Fitout Guide on the Tenant, in which case clause 3.9(b) to 3.9(h) will apply again; or
(2)give the Tenant written notice that it disputes any things listed in the Tenant's notice, in which case either party may refer the matter to dispute resolution in accordance with clause 29. Once the dispute has been resolved, the Updated Fitout Guide will be updated to reflect any changes agreed between the parties or otherwise determined pursuant to clause 29 and once finalised, will replace the existing 'Exhibit 6' to the Lease.
(i)If the Tenant rejects the ESD Fitout and Operational Requirements under clause 3.9(e)(2) then the Developer must either:
(1)prepare an amended version of the ESD Fitout and Operational Requirements with each of the things listed in the Tenant's notice having been rectified and serve the ESD Fitout and Operational Requirements on the Tenant, in which case clause 3.9(b) to 3.9(h) will apply again; or
(2)give the Tenant written notice that it disputes any things listed in the Tenant's notice, in which case either party may refer the matter to dispute resolution in accordance with clause 29. Once the dispute has been resolved, the ESD Fitout and Operational Requirements will be updated to reflect any changes agreed between the parties or otherwise determined pursuant to clause 29 and once finalised, will be inserted as Schedule 3 to the Lease.

4Tenant Working Group

99114469	Agreement for Lease	page 50

4.1Establishment of Tenant Working Group
(a)The Developer and the Tenant must establish a working group consisting of:
(1)the Developer’s Representative plus another representative of the Developer; and
(2)the Tenant’s Representative plus another representative of the Tenant.
(b)The Developer or the Tenant may, from time to time:
(1)replace a person appointed by it to the Tenant Working Group by notice to the other; and
(2)invite others to attend Tenant Working Group meetings with the approval of the other.
4.2Purpose of Tenant Working Group
The purpose of the Tenant Working Group is to openly:
(a)provide information and advice;
(b)monitor compliance with this Agreement;
(c)identify any Defects during the course of construction with a view to establishing and determining the means of rectifying any Defects identified and monitoring such rectification;
(d)discuss matters relating to the design development, progress, testing, commissioning and performance of the Works and the Parties’ other obligations under this Agreement including the efficient and cost effective design and delivery of the Fitout Works and IT Works and tenders for the Fitout Works and progress and performance of the Builder; and
(e)discuss matters relating to setting the Building budgets and the development and implementation of the Building Management Plan pursuant to clause 22.4.
4.3Meetings of Tenant Working Group
(a)The Tenant Working Group must meet not less than monthly until the Date of Practical Completion.
(b)The Tenant or the Developer may require an additional meeting of the Tenant Working Group by giving the other at least 5 Business Days’ written notice.
(c)A quorum of the Tenant Working Group is one representative of each of the Developer and the Tenant.
(d)The Developer must, at least 5 Business Days before each Tenant Working Group meeting, give the representatives the proposed agenda for the Tenant Working Group meeting and the report pursuant to clause 4.4.
(e)The Developer must, as soon as practicable after the Tenant Working Group meeting, give the Tenant’s Representative minutes of the meeting and any action list.
(f)The Developer and the Tenant each acknowledge and agree that:
(1)subject to clause 4.3(f)(3), the Tenant may, by prior written notice to the Developer, invite its project manager and anyone nominated by its project manager to attend a Tenant Working Group meeting;
(2)subject to clause 4.3(f)(3), the Developer may, by prior written notice to the Tenant, invite the Builder and its consultants to attend a Tenant Working Group meeting; and

99114469	Agreement for Lease	page 51

(3)the Developer and the Tenant may agree that certain parts of a Tenant Working Group meeting are confidential, in which case the persons referred to in clauses 4.3(f)(1) and 4.3(f)(2) may not attend for those parts of the meeting.
4.4Reporting
(a)The Developer must provide the Tenant Working Group with a report on the progress of the Works, including:
(1)the progress of the design of the Base Building Works;
(2)status against the Works Program and performance of the Builder;
(3)any anticipated or actual delay in achieving a Developer Milestone or Practical Completion;
(4)any proposed Developer Variation;
(5)any status in respect of a Tenant Variation;
(6)the number of days extension of time granted as a result of a Tenant Delay and the total Developer Delay Costs incurred as at the date of the report; and
(7)any other matter reasonably requested by a member of the Tenant Working Group.
(b)At least 5 Business Days before a Tenant Working Group meeting or within 5 Business Days after written request given by the Developer to enable it to comply with its reporting obligations under clause 17.2 of the PDA, the Tenant must provide to each member of the Tenant Working Group a report detailing:
(1)the status of the Fitout Design Documents;
(2)any anticipated or actual delay in achieving a Tenant Milestone;
(3)the status of obtaining the Approvals for the Fitout Works;
(4)any proposed Tenant Variation; and
(5)any other matter reasonably requested by a member of the Tenant Working Group.
4.5Tenant’s Representative
(a)The Tenant appoints the Tenant’s Representative to act on behalf of the Tenant in relation to this Agreement including to give any approval, consent or direction.
(b)If the Developer is required to obtain the consent, approval or direction of the Tenant under this Agreement, then the Tenant’s Representative is the person to or with whom the Developer must apply or consult.
(c)The Tenant may change the Tenant’s Representative at any time on the giving of 2 Business Days’ notice to the Developer.
4.6Developer's Representative
(a)The Developer appoints the Developer's Representative to act on behalf of the Developer in relation to all matters associated with this Agreement, including to give any approval, consent or direction.
(b)If the Tenant is required to obtain the consent, approval or direction of the Developer or Landlord under this Agreement, then the Developer's Representative is the person to or with whom the Tenant must apply or consult.

99114469	Agreement for Lease	page 52

(c)The Developer may change the identity of the Developer's Representative at any time on the giving of 2 Business Days’ notice to the Tenant.

5Independent Certifier
5.1Appointment and replacement
(a)The Tenant and the Developer:
(1)agree to the appointment of the Independent Certifier; and
(2)must execute, and procure that the Independent Certifier executes, the Independent Certifier Agreement.
(b)The Parties acknowledge and agree that:
(1)the Independent Certifier must be the same person appointed as independent certifier under the PDA; and
(2)if, at any time, the independent certifier deed entered into under the PDA is terminated or the appointment of the independent certifier under the PDA is terminated:
(A)the Independent Certifier Agreement will be terminated;
(B)the Parties consent to the replacement independent certifier under the PDA becoming the replacement Independent Certifier under this Agreement, provided that the Developer notifies the Tenant of the proposed replacement and discusses with the Tenant any concerns the Tenant has with the proposed replacement prior to approving the replacement under the PDA; and
(C)the Developer and the Tenant will use their respective reasonable endeavours to appoint the replacement Independent Certifier on substantially the same terms as the Independent Certifier Agreement.
5.2Determination
(a)The Parties agree that any determination of the Independent Certifier will be final and binding on the Parties and not subject to dispute, unless made in manifest error on the part of the Independent Certifier.
(b)    To the extent that a determination is made by the independent certifier under the Framework Agreement or PDA that relates to the same subject matter under this Agreement, any determination made by the Independent Certifier must be consistent with the determination made under the Framework Agreement or PDA (as applicable).
(c)To the extent that a determination is made by the independent certifier under the Building Contract regarding costs (including variation costs and delay costs) or an extension of time that relates to the same subject matter under this Agreement, the determination of the Independent Certifier must be consistent with the determination made under the Building Contract, provided that, where the determination relates to costs, the manner of calculation of those costs is consistent between this Agreement and the Building Contract.

99114469	Agreement for Lease	page 53

(d)Without limiting the Developer or the Tenant’s rights to refer any dispute about the value of the relevant works performed to dispute resolution, the Parties agree that, in respect of any determination by the Independent Certifier under clause 12, the Independent Certifier's determination is limited to assessing the amount of work performed the subject of the draft payment claim or payment claim.

6Base Building Design
6.1Updated Base Building Design Brief
(a)The Tenant and the Developer agree that the Base Building Design Brief attached to this Agreement:
(1)will be replaced on satisfaction of the Condition Precedent with the “VM Base Building Design Brief” referred to in clause 2A.1(e) of the Development Deed; and
(2)will be further replaced to reflect amendments to the “VM Base Building Design Brief” that are required under clause 2B of the Development Deed due to the SSDA amendment process (if any).
Clauses 6.2 and 6.3 do not apply to the “VM Base Building Design Briefs” referred to in this clause 6.1 and the Tenant has no right to object to the “VM Base Building Design Briefs” referred to in this clause 6.1 even if they give rise to a Material Adverse Effect.
(b)The Developer must give the Tenant a copy of the replacement Base Building Design Briefs.
6.2Design development – Base Building Works
The Developer must ensure that the Base Building Design Documents are developed and finalised so that the Base Building:
(a)will be consistent with the Base Building Design Brief and the SSDA;
(b)is capable of satisfying or exceeding the performance standards set out in the Base Building Design Brief and is capable of achieving the Minimum Building Standards; and
(c)is capable of achieving the Sustainability Performance Standards, provided that the Tenant has complied with clause 9.6(a).
6.3Submission of design information
(a)The Developer must:
(1)provide the Base Building Design Documents to the Tenant for review on or before the relevant Milestone Date when the Base Building Design Documents reach:
(A)50% design completion;
(B)75% design completion; and
(C)for construction drawings; and

99114469	Agreement for Lease	page 54

(2)promptly provide any further information reasonably requested by the Tenant’s Representative for the purposes of reviewing the draft Base Building Design Documents.
(b)The Base Building Design Documents submitted by the Developer must:
(1)incorporate to the extent reasonably practicable at the relevant Milestone Date any:
(A)Agreed Base Building Modifications Design existing at the relevant Milestone Date, to the extent the relevant Base Building Modifications (Category 2) have been instructed by the Tenant in accordance with clause 11.1(f)(1) at the relevant Milestone Date;
(B)Agreed Tenant Services Design existing at the relevant Milestone Date, if the Tenant has given (or is deemed to have given) an Integrated TSW Direction at the relevant Milestone Date; or
(C)Tenant Variations to which clause 20.6(d) applies at the relevant Milestone Date.
The Developer and the Tenant agree that what will be a reasonably practicable timeframe to incorporate any Agreed Base Building Modifications Design, Agreed Tenant Services Design, or Tenant Variations will depend on how long they have been in existence before the relevant Milestone Date. However, the Developer and the Tenant agree that the Developer will require no less than 20 Business Days to incorporate the relevant documents into the Base Building Design Documents;
(2)be consistent with the Current Base Building Design Documents; and
(3)provide for a design which when built will:
(A)enable the Minimum Building Standards and, provided that the Tenant has complied with clause 9.6(a), the Sustainability Performance Standards to be satisfied;
(B)not have a Material Adverse Effect (excluding limb 7 of that definition if the Developer agrees to pay all the Tenant's costs incurred to obtain a new Tenant Approval or to amend an existing Tenant Approval, including any costs in respect of the Tenant’s Contractors incurred as a direct result of obtaining or amending an existing Tenant Approval); and
(C)otherwise comply with all Laws and Approvals.
6.4Objection to Base Building Design Documents
(a)The Tenant must within 10 Business Days after receipt of the relevant Base Building Design Documents advise the Developer in writing that:
(1)the Tenant has no objection to the relevant Base Building Design Documents; or
(2)the Tenant rejects the relevant Base Building Design Documents on the grounds that the relevant Base Building Design Documents do not comply with the requirements of clause 6.3(b) (including providing reasons).
(b)If the Base Building Design Documents:
(1)provided pursuant to clause 6.3(a)(1)(A) are materially consistent with the Current Base Building Design Documents;

99114469	Agreement for Lease	page 55

(2)provided pursuant to clause 6.3(a)(1)(B) are materially consistent with the Current Base Building Design Documents; and
(3)provided pursuant to clause 6.3(a)(1)(C) are materially consistent with the Current Base Building Design Documents, the Tenant must provide a notice under clause 6.4(a)(1).
(c)If the Tenant does not provide a notice under clause 6.4(a), the Tenant will be deemed to have no objection to those Base Building Design Documents.
(d)If the Tenant notifies the Developer of its objection to the Base Building Design Documents pursuant to this clause 6.4 (including providing reasons), the Developer and the Tenant must meet within 2 Business Days of such objection to discuss and seek to address the Tenant’s concerns.
(e)Following the meeting pursuant to clause 6.4(d), if the Tenant still does not agree that the requirements of clause 6.3(b) have been met, it must notify the Developer within 1 Business Day of the meeting, and the Developer must within 5 Business Days after the meeting either:
(1)instruct its relevant consultants to amend the Base Building Design Documents as required to comply with the requirements of clause 6.3(b). The Developer must procure that the amended Base Building Design Documents are resubmitted to the Tenant as soon as reasonably practicable thereafter, in which case clauses 6.4(a) to 6.4(e) (inclusive) reapply; or
(2)refer the matter to the Independent Certifier for determination as to whether clause 6.3(b) has been complied with. If the Independent Certifier determines that clause 6.3(b) has not been complied with, the Developer must comply with clause 6.4(e)(1).
(f)The process provided for in this clause will continue until the Developer has submitted all “for construction” documents for each of the packages comprising the Base Building Design Documents to the Tenant under clause 6.3(a)(1)(C) and the Tenant has confirmed it has no objection (or is deemed to have confirmed it has no objection) to the Base Building Design Documents in accordance with clause 6.4(a) or 6.4(c) (as applicable), at which time the Base Building Design Documents will form part of the Final Design Documents, subject to the Developer obtaining all necessary Approvals for the Base Building Design Documents.
(g)Without limiting the Tenant's responsibility for the Base Building Modifications Concept Design or the Tenant Services Works Concept Design, no review or comment on or approval of the Base Building Design Documents made by the Tenant will give rise to any responsibility or liability of the Tenant for or release the Developer from its obligations with respect to the design or construction of the Base Building.
6.5Base Building Modifications Concept Design
(a)If the Tenant wishes to instruct any Base Building Modification (Category 2), the Tenant must, by the relevant Milestone Date for that Base Building Modification (Category 2), submit the draft Base Building Modifications Concept Design to the Developer.
(b)The Base Building Modifications Concept Design must:
(1)comply with all Laws and relevant Approvals that exist at the time;
(2)be consistent with the Tenant Fitout Assumptions and the Documentation Standards Schedule;
(3)enable the Tenant to comply with its obligations under clause 9.6(a); and

99114469	Agreement for Lease	page 56

(4)be prepared by suitably qualified consultants with relevant expertise and qualifications as selected by the Tenant.
(c)The Developer may request further information from the Tenant that it reasonably requires in order to assess the Base Building Modifications Concept Design, and the Tenant must promptly provide any such information requested by the Developer.
(d)Once the Tenant has supplied the Developer with all information reasonably required by the Developer, the Developer must within 10 Business Days advise the Tenant in writing if:
(1)the Developer has no objection to the Base Building Modifications Concept Design, in which case the Tenant may proceed on this basis; or
(2)the Developer rejects the Base Building Modifications Concept Design on the grounds that if the Base Building Modifications Concept Design was implemented it would result in a Developer Rejection Right (including providing reasons).
(e)If the Developer does not provide a notice within the time frame required under clause 6.5(d), the Developer will be deemed to have no objection to the Base Building Modifications Concept Design.
(f)If the Developer notifies the Tenant of its objection to the Base Building Modifications Concept Design pursuant to clause 6.5(d)(2) (including providing reasons), the Developer and the Tenant must meet within 2 Business Days of such objection to discuss and seek to address the Developer’s concerns.
(g)Following the meeting pursuant to clause 6.5(f), if the Developer still believes that there is a Developer Rejection Right it must notify the Tenant within 1 Business Day of the meeting, and the Tenant must within 5 Business Days after the meeting either:
(1)instruct its relevant consultants to amend the Base Building Modifications Concept Design as required to remove the Developer Rejection Right (and notify the Developer that it has instructed the relevant consultants) and have the amended Base Building Modifications Concept Design resubmitted to the Developer as soon as reasonably practicable thereafter, in which case clauses 6.4(c) to 6.5(h) inclusive reapply;
(2)withdraw the relevant Base Building Modification (Category 2);
(3)if the relevant Developer Rejection Right asserted by the Developer is a Qualifying Developer Rejection Right, request the Developer to provide:
(A)a price to carry out further design development in order to confirm whether the Base Building Modification (Category 2) will have the relevant effect the subject of the relevant Developer Rejection Right (as opposed to being reasonably likely to have the relevant effect); and
(B)an estimated time by which the design development referred to in clause 6.5(g)(3)(A) can be completed to confirm whether the Base Building Modification (Category 2) will have the relevant effect,
(Developer Rejection Right Estimate); or
(4)refer the matter to the Independent Certifier for determination as to whether there is a Developer Rejection Right. If the Independent Certifier determines that there is a Developer Rejection Right, the Tenant must comply with clause 6.5(g)(1) or 6.5(g)(2) within 2 Business Days after receipt of the Independent Certifier's

99114469	Agreement for Lease	page 57

determination. If the Independent Certifier determines that there is not a Developer Rejection Right, then the Developer is deemed to have no objection to the Base Building Modifications Concept Design, in which case the Tenant may proceed on this basis.
If the Tenant does not provide a notice in accordance with this clause 6.5(g), the Tenant is deemed to have withdrawn the relevant Base Building Modification (Category 2).
(h)If the Tenant issues a notice under clause 6.5(g)(3), the Developer must provide a Developer Rejection Right Estimate within 5 Business Days after receipt of the Tenant's notice. The Tenant must as soon as possible, and in any event within 2 Business Days, after receipt of the Developer Rejection Right Estimate:
(1)instruct the Developer to carry out the required design work, in which case:
(A)the Developer must, within 5 Business Days after receipt of the Tenant's instruction, instruct the relevant consultants and relevant subcontractors to carry out the required design development and complete such design development within the time stated in the Developer Rejection Right Estimate;
(B)the costs of undertaking such design development may be claimed by the Developer in accordance with clause 12 up to the amount of the Developer Rejection Right Estimate;
(C)as soon as reasonably practicable after the design development has been completed to the level required in order to confirm whether the Base Building Modification (Category 2) will have the relevant effect the subject of the relevant Developer Rejection Right (as opposed to being reasonably likely to have the relevant effect), the Developer must notify the Tenant;
(D)if the Developer notifies the Tenant that the Base Building Modification (Category 2) will have the relevant effect, the Tenant must, within 2 Business Days after receipt of the Developer's notice, either:
I.instruct the relevant consultants to amend the Base Building Modifications Concept Design as required to remove the items that form the grounds for the Developer Rejection Right (and notify the Developer that it has instructed the relevant consultants) and have the amended Base Building Modifications Concept Design resubmitted to the Developer as soon as reasonably practicable thereafter, in which case clauses 6.5(c) to 6.5(g) (other than clause 6.5(g)(3)) (inclusive) reapply;
II.withdraw the relevant Base Building Modification (Category 2); or
III.refer the matter to the Independent Certifier for determination. If the Independent Certifier determines that the Base Building Modification (Category 2) will have the relevant effect the subject of the relevant Developer Rejection Right, the Tenant must comply with clause 6.5(h)(1)(D).I or 6.5(h)(1)(D).II within 2 Business Days after receipt of the Independent Certifier's determination. If the Independent Certifier determines that there is not a Developer Rejection Right, then the Developer is deemed to have no objection to the Base Building

99114469	Agreement for Lease	page 58

Modifications Concept Design in which case the Tenant may proceed on this basis.
If the Tenant does not provide a notice in accordance with this clause 6.5(h)(1)(D), the Tenant is deemed to have withdrawn the relevant Base Building Modification (Category 2); and
(E)if the Developer notifies the Tenant that the Base Building Modification (Category 2) will not have the relevant effect, the Developer is deemed to have no objection to the Base Building Modifications Concept Design; or
(2)if the Tenant does not require the Developer to carry out the required design work, either:
(A)instruct its relevant consultants to amend the Base Building Modifications Concept Design as required to remove the Developer Rejection Right and have the amended Base Building Modifications Concept Design resubmitted to the Developer as soon as reasonably practicable thereafter, in which case clauses 6.5(c) to 6.5(g) (other than clause 6.5(g)(3)) (inclusive) reapply; or
(B)withdraw the relevant Base Building Modification (Category 2).
If the Tenant does not provide a notice in accordance with this clause 6.5(h)(1) or 6.5(h)(2), the Tenant is deemed to have withdrawn the relevant Base Building Modification (Category 2). Any delay caused by the Developer's compliance with this clause 6.5(h) shall constitute a Tenant Delay.
(i)Within 5 Business Days after the Developer has confirmed it has no objection to the Base Building Modifications Concept Design (or is deemed to have no objection) the Developer must provide:
(1)a price to carry out design development to develop the Base Building Modifications Concept Design to "for construction" design completion (other than any Base Building Modifications Concept Design the subject of clause 6.5(h)(1)) (Developed BBM Design); and
(2)an estimated time by which the design development referred to in clause 6.5(i)(1) can be completed,
(BBM Design Estimate);
(j)The Tenant must as soon as possible, and in any event within 2 Business Days after receipt of the BBM Design Estimate, either:
(1)instruct the Developer to carry out the required design work, in which case:
(A)the Developer must, within 5 Business Days after receipt of the Tenant's instruction, instruct the relevant consultants and relevant subcontractors to carry out the required design development and complete such design development within the time stated in the BBM Design Estimate;
(B)the costs of undertaking such design development may be claimed by the Developer in accordance with clause 12 up to the amount of the BBM Design Estimate; and
(C)if the Developer becomes aware of a Developer Rejection Right during the course of the design development process, the Developer will notify the Tenant (including providing reasons) and clause 6.5(h)(1)(D) will apply; or
(2)withdraw the relevant Base Building Modification (Category 2).

99114469	Agreement for Lease	page 59

(k)The Agreed Base Building Modifications Design is the Developed BBM Design.
(l)The Base Building Modifications (Category 2) the subject of the Agreed Base Building Modifications Design will be priced in accordance with clause 11.1.
(m)The Developer is not responsible for any defect, error, inaccuracy or omission in the Base Building Modifications Concept Design, the Developed BBM Design or the Agreed Base Building Modifications Design (BBM Design) except to the extent that the Developer or the Builder or consultants or subcontractors engaged by either of them carried out further design development of the relevant BBM Design under the Building Contract or otherwise.
(n)No review or comment on or approval of the BBM Design made by the Developer shall prejudice the Tenant's obligations in respect of, or will give rise to any responsibility or liability of the Developer for, the BBM Design except to the extent that the Developer or the Builder or consultants or subcontractors engaged by either of them carried out further design development of the relevant BBM Design under the Building Contract or otherwise.
6.6Tenant Services Works Concept Design
(a)If the Tenant has given (or is deemed to have given) an Integrated TSW Direction:
(1)the Tenant must by the relevant Milestone Date for each package of the Tenant Services Works Concept Design submit the draft Tenant Services Works Concept Design to the Developer for approval;
(2)clause 6.5(b) to 6.5(j) (inclusive) will be deemed to apply to the Tenant Services Works Concept Design other than as set out below:
(A)all references to 'Base Building Modification (Category 2)' or 'Base Building Modifications' will be read as references to the 'Tenant Services Works';
(B)all references to 'Developed BBM Design' will be read as references to 'Developed TSW Design';
(C)all references to 'BBM Design Estimate' will be read as references to 'Further TSW Estimate'; and
(D)clauses 6.5(g)(2), 6.5(h)(1)(D).II, 6.5(h)(2)(B) and 6.5(j)(2) and the deemed withdrawal under clauses 6.5(g) and 6.5(h) do not apply;
(3)the Agreed Tenant Services Works Design is the Developed TSW Design;
(4)the Tenant Services Works the subject of the Agreed Tenant Services Works Design will be priced in accordance with clause 11.1;
(5)the Developer is not responsible for any defect, error, inaccuracy or omission in the Tenant Services Works Concept Design, the Developed TSW Design or the Agreed Tenant Services Works Design (TSW Design) except to the extent that the Developer or the Builder or consultants or subcontractors engaged by either of them carried out further design development of the relevant TSW Design under the Building Contract or otherwise; and
(6)no review or comment on or approval of the TSW Design made by the Developer shall prejudice the Tenant's obligations in respect of, or will give rise to any responsibility or liability of the Developer for the TSW Design except to the extent that the Developer or the Builder or consultants or subcontractors engaged by either of them carried out

99114469	Agreement for Lease	page 60

further design development of the relevant TSW Design under the Building Contract or otherwise.
(b)If the Tenant has given (or is deemed to have given) a Non-Integrated TSW Direction, clause 9.4 shall apply to the design of the Tenant Services Works.

7Tenant’s election: Fitout Works and Tenant Services Works delivery
7.1Fitout Works
(a)On or before each relevant Election Date, the Tenant must elect by notice to the Developer for:
(1)the Tenant to undertake the Fitout Works for the relevant Habitat (Non-Integrated Fitout Works Direction); or
(2)the Developer to undertake the Fitout Works for the relevant Habitat (Integrated Fitout Works Direction).
(b)To avoid doubt, the Tenant may elect a different method of delivery under clause 7.1(a) for the Fitout Works for each separate Habitat. However the election under clause 7.1(a) must be in respect of all floors of the relevant Habitat.
(c)If the Tenant fails to make an election for a Habitat on or before the relevant Election Date, the Tenant is deemed to have made a Non-Integrated Fitout Works Direction for that Habitat.
(d)The Parties agree that a notice provided by the Tenant under clause 7.1(a) is irrevocable, unless the Tenant rejects the Proposal (or is deemed to have rejected the Proposal) for the Fitout Works for the relevant Habitat in accordance with clause 11.1(h)(2).
(e)If the Tenant provides an Integrated Fitout Works Direction the Developer will give the Tenant a Proposal pursuant to clause 11.
7.2Tenant Services Works
(a)On or before each relevant Election Date, the Tenant must elect by notice to the Developer for:
(1)the Tenant to undertake the Tenant Services Works for the relevant Habitat (Non-Integrated TSW Direction); or
(2)the Developer to undertake the Tenant Services Works for the relevant Habitat (Integrated TSW Direction).
(b)To avoid doubt, the Tenant may elect a different method of delivery under clause 7.2(a) for the Tenant Services Works for each separate Habitat. However:
(1)the election under clause 7.2(a) must be in respect of all floors of the relevant Habitat; and
(2)the Tenant may only provide a Non-Integrated TSW Direction in respect of a Habitat if it has also provided a Non-Integrated Fitout Works Direction under clause 7.1(a)(1) in respect of that Habitat.
(c)If the Tenant fails to make an election in respect of the Tenant Services Works for a Habitat on or before the relevant Election Date:

99114469	Agreement for Lease	page 61

(1)if the Tenant has provided an Integrated Fitout Works Direction under clause 7.1(a)(2) in respect of that Habitat, the Tenant is deemed to have made an Integrated TSW Direction for that Habitat; or
(2)otherwise, the Tenant is deemed to have made a Non-Integrated TSW Direction.
(d)The Parties agree that a notice provided by the Tenant under clause 7.2(a) is irrevocable, unless the Tenant rejects the Proposal (or is deemed to have rejected the Proposal) for the Tenant Services Works for the relevant Habitat in accordance with clause 11.1(h)(2).
(e)If the Tenant provides (or is deemed to have provided) an Integrated TSW Direction the Developer will give the Tenant a Proposal with respect to that direction pursuant to clause 11.
(f)If the Tenant provides (or is deemed to have provided) a Non-Integrated TSW Direction, the Developer may recover the costs incurred pursuant to clause 11.1(d).
7.3Impact on the Date for Practical Completion
(a)If the Tenant gives an Integrated Fitout Works Direction for one or more of Habitat 5 to Habitat 8, then at the same time as the Developer submits to the Tenant the Proposal for that Habitat the Developer will give notice to the Tenant of the delay to the Date for Practical Completion as a result of the Integrated Fitout Works Direction (Integrated Fitout Works Extension Date).
(b)The maximum extension to the Date for Practical Completion resulting out of the Tenant giving an Integrated Fitout Works Direction for a Habitat is 84 working days from the Date for Practical Completion calculated in accordance with the Project Calendar (on the basis that days shaded grey are not working days).
(c)Despite any other provision of this Agreement, the Date for Practical Completion will not be extended for an Integrated Fitout Works Direction for any of Habitat 1 to Habitat 4.
(d)The Tenant must pay an amount equal to the amount in limb 1 of the definition of Delay Costs for the period of delay to the Date for Practical Completion as a result of the Integrated Fitout Works Direction as set out in any notices given by the Developer under clause 7.3(a) until the earlier of:
(1)the Integrated Fitout Works Extension Date; and
(2)the Date of Practical Completion.
(e)The Tenant acknowledges that the Builder may charge Delay Costs (within limb 2 of that definition) if the Tenant does not give an Integrated Fitout Works Direction with respect to at least 3 of Habitats 5 to Habitats 8.

8Tenant Approvals
(a)Where the Landlord is the owner of the Land, the Landlord must promptly execute (or the Developer must, to the extent within its control under the Project Documents, procure any person whose consent as owner or lessee of the Land is required to execute) all applications to Authorities for Tenant Approvals.
(b)Where the Landlord is the not the owner of the Land, the Developer must, to the extent within its control under the Project Documents, procure any person

99114469	Agreement for Lease	page 62

whose consent as owner or lessee of the Land is required to execute all applications to Authorities for Tenant Approvals.
(c)The Tenant must by the relevant Milestone Date:
(1)submit draft applications for the Tenant Approvals to the Developer; and
(2)obtain the Tenant Approvals and submit them to the Developer for approval.
(d)The Developer may request further information from the Tenant that it reasonably requires in order to assess the application or the Tenant Approval (as applicable) (Approval Documents) and the Tenant must promptly provide any such information requested by the Developer.
(e)Once the Tenant has supplied the Developer with all information reasonably required by the Developer, the Developer must within 15 Business Days (or 22 Business Days or such longer time allowed to the State under the PDA, if the Approval Documents are a “Qualifying Application” (as defined in the PDA)) advise the Tenant in writing if:
(1)the Developer has no objection to the Approval Documents in which case the Tenant can proceed with them; or
(2)the Developer:
(A)rejects the draft application for the Tenant Approval on the grounds that the Tenant Approval would (if obtained) give rise to a Developer Rejection Right (including providing reasons);
(B)rejects the Tenant Approval on the grounds of a Developer Rejection Right (including providing reasons); or
(C)in its reasonable opinion, considers that the Approval Documents will likely result in a material increase in the outgoings of the Building.
(f)Despite any other provision of this Agreement, unless the State rejects a draft application under the PDA, the Developer’s right to reject a draft application for a Tenant Approval under clause 8(e)(2)(A) or clause 8(e)(2)(B) does not apply to the extent that the application is consistent with the Current Base Building Design Documents or the Agreed Fitout Design Documents (as applicable).
(g)If the Developer does not provide a notice under clause 8(e) within the time allowed, the Developer is deemed to have no objection to the relevant Approval Documents in which case the Tenant can proceed with them.
(h)    If in the Developer’s reasonable opinion the Approval Documents will give rise to a Developer Rejection Right in limb 6 or 7 of that definition, with the Developer's notice under clause 8(e)(2) the Developer will set out the expected impact of the Approval Documents.
(i)    If in the Developer’s reasonable opinion the Approval Documents:
(1)will give rise to a Developer Rejection Right in limb 8(a) of that definition; or
(2)will likely result in a material increase in the outgoings of the Building, with the Developer's notice under clause 8(e)(2) the Developer will set out the expected impact of the Approval Documents. The Tenant must, within 5 Business Days after the meeting under clause 8(k), notify the Developer that it elects to either:
(3)accept the impact, in which case the additional costs may be claimed by the Developer under clause 12 or by the Landlord as Outgoings under the Lease unless the additional costs have been otherwise

99114469	Agreement for Lease	page 63

compensated by the Tenant. The Developer will be entitled to reject the Tenant's election if:
(A)the Approval Documents result in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law;
(B)the impact cannot be reversed at expiry or termination of the Lease without cost to the Developer (unless the Tenant agrees to pay such costs); or
(4)amend the draft application or seek to have the Tenant Approval amended (as applicable), in which case clause 8(l)(1) applies.
(j)    If in the Developer’s reasonable opinion the Approval Documents will give rise to a Developer Rejection Right in limb 10 of that definition, with the Developer's notice under clause 8(e)(2) the Developer will set out the expected impact of the Approval Documents (including the anticipated delay). The Tenant must, within 5 Business Days after the meeting under clause 8(k), notify the Developer that it elects to either:
(1)accept the impact, in which case the Developer is entitled to seek an extension of time under clause 15.4. The Developer will be entitled to reject the Tenant's election if:
(A)the Approval Documents result in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law; or
(B)within 10 Business Days after the Tenant's notice under this clause 8(j)(1), the Developer is not granted an extension of time under the relevant Project Documents for the amount of the delay; or
(2)amend the draft application or seek to have the Tenant Approval amended (as applicable), in which case clause 8(l)(1) applies.
(k)If the Developer provides a notice pursuant to clause 8(e)(2) (including providing reasons), the Developer and the Tenant must meet within 2 Business Days of service of such notice to discuss (including any matters raised under clauses 8(h), 8(i) or 8(j)).
(l)Following the meeting pursuant to clause 8(k), if the Developer provided a notice under clause 8(e)(2)(A) or 8(e)(2)(B) and still believes that there is a Developer Rejection Right it must notify the Tenant, and the Tenant must, within 5 Business Days after the meeting, either:
(1)commence the process to seek to have the relevant Approval Documents amended as required to remove the Developer Rejection Right (and notify the Developer that it has commenced the process). The Tenant must procure that the amended Approval Documents are resubmitted to the Developer as soon as reasonably practicable thereafter, and clause 8 will reapply; or
(2)refer the matter to the Independent Certifier for determination as to whether there is a Developer Rejection Right. If the Independent Certifier determines that there is a Developer Rejection Right, the Tenant must comply with clause 8(l)(1). If the Independent Certifier determines that there is not a Developer Rejection Right, the Developer is deemed to have no objection to the Approval Documents and the Tenant can proceed with them.
(m)If the Tenant fails to make an election in accordance with clauses 8(i), 8(j) or 8(l) or if the Developer rejects the Tenant's election, the Tenant is deemed to have given an election under clause 8(l)(1).

99114469	Agreement for Lease	page 64

9Fitout Design
9.1Fitout Working Group
(a)If required by the Tenant, the Developer and the Tenant will establish a Fitout Working Group comprising representatives of the Developer, the Builder, the Tenant, and any of their respective design consultants.
(b)The Fitout Working Group will meet at key milestones during the development of the Fitout Concept Design to review and discuss the development of the Fitout Concept Design.
(c)The Developer and the Tenant agree that the Fitout Working Group is a forum for the Tenant to receive feedback on the Fitout Concept Design including impacts on the Base Building and potential pricing.
(d)Where the Tenant has given a Non-Integrated Fitout Works Direction, the Developer must provide, and must procure that the Builder provides such design advice or input into the Fitout Design Documents as is reasonably necessary and required by the Tenant. The Developer may recover its and the Builder's reasonable costs of such advice or input under clause 12 provided that the Developer or the Builder has advised the Tenant of those costs prior to them being incurred and the Tenant has approved such costs. If the Tenant does not approve such costs, the Developer and the Builder shall not be required to provide this design advice or input into the Fitout Design Documents.
(e)No review or comment made by the Developer or the Builder during the course of the Fitout Working Group, or advice or input provided pursuant to clause 9.1(d), will give rise to any responsibility or liability of the Developer or the Builder for the design or construction of the Fitout Works.
9.2Not used
9.3Not used
9.4Fitout Design Documents
(a)The Tenant must by the relevant Milestone Date for each package of the Fitout Design Documents and at the stages specified in the Documentation Standards Schedule submit the draft Fitout Design Documents to the Developer for approval.
(b)The Fitout Design Documents must:
(1)when they reach “approved for construction” 100% developed stage, be fully integrated and co-ordinated with the Base Building Design Documents;
(2)comply with all Laws and relevant Approvals that exist at the time;
(3)be consistent with the Tenant Fitout Assumptions and the Documentation Standards Schedule; and
(4)be prepared by suitably qualified consultants with relevant expertise and qualifications as selected by the Tenant.

99114469	Agreement for Lease	page 65

(c)The Developer may request further information from the Tenant that it reasonably requires in order to assess the Fitout Design Documents and the Tenant must promptly provide any such information requested by the Developer.
(d)Once the Tenant has supplied the Developer with all information reasonably required by the Developer, the Developer must within 10 Business Days advise the Tenant in writing if:
(1)the Developer has no objection to the Fitout Design Documents in which case the Tenant can proceed with them; or
(2)the Developer:
(A)rejects the Fitout Design Documents on the grounds of a Developer Rejection Right (including providing reasons); or
(B)in its reasonable opinion, considers that the Fitout Design Documents will likely result in a material increase in the outgoings of the Building.
(e)If the Developer does not provide a notice under clause 9.4(d), the Developer will be deemed to have no objection to the Fitout Design Documents in which case the Tenant can proceed with them.
(f)If in the Developer’s reasonable opinion the Fitout Design Documents are not consistent with the Tenant Fitout Assumptions, and will therefore give rise to a Developer Rejection Right in limb 1 of that definition, with the Developer's notice under clause 9.4(d), the Developer will set out the inconsistencies. At the meeting under clause 9.4(j), the parties must discuss whether and on what basis the relevant Fitout Works could proceed (including as a Tenant Variation or the Tenant performing the relevant Fitout Works during the term of the Lease), provided that the Developer will not bear any time or cost risk as a consequence.
(g)If in the Developer’s reasonable opinion the Fitout Design Documents will give rise to a Developer Rejection Right in limb 6 or 7 of that definition, with the Developer's notice under clause 9.4(d) the Developer will set out the expected impact of the Fitout Design Documents.
(h)If in the Developer’s reasonable opinion the Fitout Design Documents:
(1)will give rise to a Developer Rejection Right in limb 8(a) of that definition; or
(2)will likely result in a material increase in the outgoings of the Building, with the Developer's notice under clause 9.4(d), the Developer will set out the expected impact of the Fitout Design Documents. The Tenant must, within 5 Business Days after the meeting under clause 9.4(j), notify the Developer that it elects to either:
(3)accept the impact and continue with finalising the Fitout Design Documents, in which case the additional costs may be claimed by the Developer under clause 12 or by the Landlord as Outgoings under the Lease unless the additional costs have been otherwise compensated by the Tenant. The Developer will be entitled to reject the Tenant's election if:
(A)the Fitout Design Documents result in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law; or
(B)the impact cannot be reversed at expiry or termination of the Lease without cost to the Developer (unless the Tenant agrees to pay such costs); or
(4)amend the Fitout Design Documents, in which case clause 9.4(k)(1) applies.

99114469	Agreement for Lease	page 66

(i)If in the Developer’s reasonable opinion the Fitout Design Documents will give rise to a Developer Rejection Right in limb 10 of that definition, with the Developer's notice under clause 9.4(d) the Developer will set out the expected impact of the Fitout Design Documents (including the anticipated delay). The Tenant must, within 5 Business Days after the meeting under clause 9.4(j), notify the Developer that it elects to either:
(1)accept the impact, in which case the Developer is entitled to include this impact in its Proposal under clause 11. The Developer will be entitled to reject the Tenant's election if:
(A)the Fitout Design Documents result in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law; or
(B)within 10 Business Days after the Tenant's notice under this clause 9.4(i)(1), the Developer is not granted an extension of time under the relevant Project Documents for the amount of the delay; or
(2)amend the Fitout Design Documents, in which case clause 9.4(k)(1) applies.
(j)If the Developer provides a notice pursuant to clause 9.4(d)(2) (including providing reasons), the Developer and the Tenant must meet within 2 Business Days of service of such notice to discuss (including any matters raised under clauses 9.4(h), 9.4(i), or 9.4(j)).
(k)Following the meeting pursuant to clause 9.4(j), if the Developer provided a notice under clause 9.4(d)(2)(A) and still believes that there is a Developer Rejection Right it must notify the Tenant within 1 Business Day of the meeting, and the Tenant must, within 5 Business Days after the meeting, elect to either:
(1)instruct its relevant consultants to amend the Fitout Design Documents as required to remove the Developer Rejection Right (and notify the Developer that it has instructed the relevant consultants). The Tenant must procure that the amended Fitout Design Documents are resubmitted to the Developer as soon as reasonably practicable thereafter and clauses 9.4(b) to 9.4(k) (inclusive) will reapply; or
(2)refer the matter to the Independent Certifier for determination as to whether there is a Developer Rejection Right. If the Independent Certifier determines that there is a Developer Rejection Right, the Tenant must comply with clause 9.4(k)(1). If the Independent Certifier determines that there is not a Developer Rejection Right, the Developer is deemed to have no objection to the Fitout Design Documents and the Tenant can proceed with them.
(l)The Agreed Fitout Design Documents are the Fitout Design Documents at an "approved for tender” 75% developed level of detail, superseded by the “for construction” level of detail in respect of which Fitout Design Documents the Developer has confirmed (or is deemed to have confirmed) that it has no objection.
(m)The Fitout Works the subject of the “approved for tender” 75% developed Agreed Fitout Design Documents will be priced in accordance with clause 11.1. If the Proposal for those Fitout Works is approved by the Tenant under clause 11.1, the Tenant must then complete the “for construction” Agreed Fitout Design Documents for those Fitout Works and submit them to the Developer. Any changes to the Fitout Works as shown in the “for construction” Agreed Fitout Design Documents compared with the Fitout Works as shown in the “approved for tender” 75% developed version of the Agreed Fitout Design Documents will be treated as a Tenant Variation under clause 20.
(n)The Developer is not responsible for any defect, error, inaccuracy or omission in the Fitout Design Documents or the Agreed Fitout Design Documents.

99114469	Agreement for Lease	page 67

(o)No review or comment on or approval of the Fitout Design Documents or the Agreed Fitout Design Documents made by the Developer shall prejudice the Tenant's obligations in respect of, or will give rise to any responsibility or liability of the Developer for, the Fitout Design Documents or the Agreed Fitout Design Documents.
(p)If the Tenant fails to make an election in accordance with clauses 9.4(h), 9.4(i), or 9.4(k) or if the Developer rejects the Tenant's election, the Tenant is deemed to have given an election under clause 9.4(k)(1).
9.5Redesign of Fitout Design Documents
If the Developer varies the Base Building Design Documents after the earlier of the:
(a)date the Developer gives the Tenant “for construction” Base Building Design Documents; or
(b)Base Building Design Document Freeze Date,
and as a result the Tenant is required to:
(c)redesign the Fitout Design Documents; or
(d)incur further costs to integrate and co-ordinate the Fitout Design Documents and the Base Building Design Documents,
then, except where the variation to the Base Building Design Documents was required as a result of a change in Law or a Tenant Variation, the Developer must pay the Tenant’s reasonable third party costs including any costs in respect of the Tenant’s Contractors incurred as a direct result of the changes to the Base Building Design Documents, to the extent that such changes were made after the relevant date in clause 9.5(a) or clause 9.5(b), within 10 Business Days after receiving copies of the invoices substantiating those costs.
9.6Sustainability Performance Standards
The Tenant must:
(a)comply (or procure compliance) with the Tenant's Sustainability Performance Standards;
(b)provide such other assistance as the Developer reasonably requires to enable the Developer to achieve the Sustainability Performance Standards, including the provision of information and signing documents, provided that the Tenant shall not be required to incur cost in complying with this clause 9.6(b) (unless the Developer agrees to reimburse the Tenant); and
(c)with any Base Building Modifications Concept Design, Tenant Services Works Concept Design or Fitout Design Documents provided pursuant to clauses 6.5, 6.6 or 9.4, or any request for a Tenant Variation under clause 20.2, provide a certification from the Tenant's design consultants certifying that the Base Building Modifications Concept Design, Tenant Services Works Concept Design, Fitout Design Documents or the Tenant Variation (as applicable) will not prejudice the Developer's ability to achieve the Sustainability Performance Standards.
9.7Intellectual property rights and moral rights
(a)The Tenant shall indemnify the Developer against:
(1)the Agreed Base Building Modifications Design;
(2)the Agreed Tenant Services Works Design;
(3)the Agreed Fitout Design Documents; and

99114469	Agreement for Lease	page 68

(4)any other design, materials, documents and methods of working provided by or on behalf of the Tenant to the Developer,
(the Tenant's Items), infringing any Intellectual Property Rights or Moral Rights when the Tenant's Items are used for the purposes licensed under clause 9.7(b), excluding any Consequential Loss.
(b)The Tenant grants to the Developer a non-exclusive, royalty-free, irrevocable licence in the Tenant's Items, which shall be capable of being sub-licensed or assigned to use, modify, adapt, alter, communicate and reproduce the Tenant's Items in any form for the purposes of the design, construction, operation, maintenance and alteration of the Building and the Works.
(c)The Tenant must procure from all persons having Moral Rights in the Tenant's Items (or any part thereof) irrevocably and in a legally binding manner consent to acts or omissions of the Developer in respect of the Tenant's Items which might otherwise infringe the person's Moral Rights.
(d)The Tenant must provide all reasonable assistance requested by the Developer in respect of any communication between the Developer and any person who may have Moral Rights in respect of any part of the Tenant's Items.
(e)The Developer shall indemnify the Tenant against:
(1)the Base Building Design Brief; and
(2)the Current Base Building Design Documents (other than those forming part of the Tenant's Items),
(the Developer's Items), infringing any Intellectual Property Rights or Moral Rights when the Developer's Items are used for the purposes licensed under clause 9.7(f), excluding any Consequential Loss.
(f)The Developer grants to the Tenant a non-exclusive, royalty-free, irrevocable licence in the Developer's Items which shall be capable of being sub-licensed or assigned to use, modify, adapt, alter, communicate and reproduce the Developer's Items for the purposes of the design of the documents listed in clauses 9.7(a)(1) to 9.7(a)(3) (inclusive).
(g)The Developer must procure from all persons having Moral Rights in the Developer's Items (or any part thereof) irrevocably and in a legally binding manner consent to acts or omissions of the Tenant in respect of the Developer's Items which might otherwise infringe the person's Moral Rights.
(h)The Developer or the Landlord (as the case may be) must provide all reasonable assistance requested by the Tenant in respect of any communication between the Tenant and any person who may have Moral Rights in respect of any part of the Developer's Items.
(i)The rights and obligations of the Parties under this clause 9.7 survive expiry or termination of this Agreement.

10Performance of the Works
10.1Developer Approvals
(a)The Landlord obtained the original SSDA prior to the Agreement Date.
(b)The Parties acknowledge and agree that:

99114469	Agreement for Lease	page 69

(1)the Developer must in accordance with clause 2B of the Development Deed, prepare an application for an amended SSDA to accommodate some or all of the VM Base Building Design Brief referred to in clause 6.1(a)(1) (noting that the Developer may from time to time withdraw the application for an amendment to the SSDA and submit a further amended application for the amendment of the SSDA to accommodate some or all of the VM Base Building Design Brief). The Developer will bear the cost consequences of doing so;
(2)the Tenant has no rights of review or approval over the amended SSDA, or any Application for the amended SSDA; and
(3)the Base Rent payable under the Lease may be different to the Anticipated Office Rent as a result of changes to the design of the Building arising from obtaining and complying with the conditions of the amended SSDA when determined in accordance with clause 17A.3(c).
(c)If the Developer obtains an amended SSDA referred to in clause 10.1(b)(1) (including with conditions):
(1)the VM Base Building Design Brief will be further replaced to reflect the amendments to the VM Base Building Design Brief that are required under clause 2B of the Development Deed (if any); and
(2)clause 17A.2(a) applies.
(d)If the Developer:
(1)does not obtain an amended SSDA referred to in clause 10.1(b)(1); and
(2)has directed the Landlord to withdraw its application for an amended SSDA pursuant to clause 2B(d)(3) of the Development Deed, then:
(3)the Developer’s obligation to obtain an amended SSDA ceases and the original SSDA applies;
(4)the VM Base Building Design Brief will be further replaced to reflect the amendments to the VM Base Building Design Brief required under clause 2B of the Development Deed; and
(5)clause 17A.2(b) applies.
(e)The Developer is responsible for obtaining all Approvals required to carry out the Project, other than the original SSDA and the Tenant Approvals.
(f)The Developer must carry out the Works:
(1)so as to achieve the Developer Milestones; and
(2)in accordance with the Final Design Documents.
(g)If and when the Developer is required to make an application for an Approval (Application), the Developer must ensure:
(1)the Application, if approved, will allow the Project to be delivered in accordance with the Current Base Building Design Documents and the Current Fitout Design Documents;
(2)the Tenant has a reasonable opportunity to review and approve any material Application (being an Application for an Approval that could give rise to a Material Adverse Effect) prior to the Application for Approval being made; and
(3)when an Approval has been obtained, the Tenant has an opportunity to review and comment on the Approval.

99114469	Agreement for Lease	page 70

(h)Notwithstanding clause 10.1(g)(2), the Tenant may only reject an Application if the Application is inconsistent with the Current Base Building Design Documents or the Current Fitout Design Documents (Application Rejection Right).
(i)If the Tenant rejects an Application it must provide reasons for its rejection. If the Tenant does not approve the Application or provide reasons for its rejection within 10 Business Days of receiving the draft Application, then that Application will be deemed to have been approved.
(j)If the Tenant notifies the Developer of its objection to the Application pursuant to clause 10.1(i) (including providing reasons), the Developer and the Tenant must meet within 2 Business Days of such objection to discuss and seek to address the Tenant’s concerns.
(k)Following the meeting pursuant to clause 10.1(j), if the Tenant still believes that there is an Application Rejection Right, the Developer must either:
(1)amend the Application as required to remove the Application Rejection Right and resubmit it to the Tenant, in which case clause 10.1(g) to clause 10.1(k) will reapply; or
(2)refer the matter to the Independent Certifier for determination as to whether there is an Application Rejection Right. If the Independent Certifier determines that there is an Application Rejection Right, the Developer must comply with clause 10.1(k)(1).
10.2Fire Brigade Approval
(a)The Developer must use its best endeavours to obtain the FRNSW Approval by the FRNSW Approval Milestone Date.
(b)If the Developer obtains FRNSW Approval without material requirements prior to the FRNSW Longstop Date, then the parties will have no further obligations under this clause 10.2.
(c)If the Developer notifies the Tenant that it has obtained FRNSW Approval subject to material requirements which are Acceptable Requirements prior to the FRNSW Longstop Date, then:
(1)if the Acceptable Requirements include implementing the Cladding Alternative:
(A)the Developer will implement the Cladding Alternative and must amend the Current Base Building Design Documents accordingly and submit those amended documents to the Tenant; and
(B)the Tenant consents to the Developer implementing the Cladding Alternative and acknowledges that it will have no approval rights in respect of the amendments to the Current Base Building Design Documents which are made in accordance with clause 10.2(c)(1)(A);
(2)the Tenant consents to the Developer implementing other Acceptable Requirements and the Developer must amend the Current Base Building Design Documents accordingly and submit those amended documents to the Tenant provided that the Tenant will have no approval rights in respect of the amendments to the Current Base Building Design Documents which are made in accordance with this clause 10.2(c)(2);
(3)if the relevant amounts are not funded by the Atlassian Unitholder in accordance with clause 4.8(c)(i)(B) of the Unitholders’ Agreement, [***]. In that case, [***];

99114469	Agreement for Lease	page 71

(4)[***]; and
(5)any delay arising from the need to carry out the additional works to comply with Acceptable Requirements shall be an EOT Event to which clauses 15.3 to 15.5 shall apply;
(d)The parties acknowledge and agree that if the Developer notifies the Tenant that it:
(1)is unable to obtain FRNSW Approval prior to the FRNSW Approval Milestone Date; or
(2)can only obtain FRNSW Approval subject to material requirements which are Unacceptable Requirements prior to the FRNSW Approval Milestone Date, the Developer must use reasonable endeavours to obtain an FRNSW Approval with an Acceptable FRNSW Outcome prior to the FRNSW Longstop Date.

(e)If an Acceptable FRNSW Outcome is not obtained by the FRNSW Longstop Date:
(1)this Agreement terminates automatically on and from the FRNSW Longstop Date;
(2)no party will have any claim against another party, or any liability to another party, under or in connection with this Agreement, including in respect of the failure to obtain an Acceptable FRNSW Outcome by the FRNSW Longstop Date or the termination of this Agreement, other than in respect of:
(A)a breach of clause 32 (Confidentiality and Publicity);
(B)any liability arising from any illegal or unlawful acts or fraud of that party;
(C)any liability which, by Law, the parties cannot limit or exclude;
(D)the Developer's entitlement to recover from the Tenant under clause 12 amounts:
(i)which have become payable to the Developer prior to the termination of this Agreement; and
(ii)properly incurred by the Developer in accordance with this Agreement up to the date of termination, to the extent such amounts have not become payable by the Tenant to the Developer under this Agreement, but which would become payable in accordance with clause 12 upon the Developer complying with clause 12 but for the termination; and
(E)third party claims made against the Developer or the Tenant, in respect of events occurring prior to the date of termination; and
(3)the Developer will have no further obligations in relation to the Works and the parties release the Developer from all liabilities in relation to the performance, carrying out and completion of the Works to the extent they fall due for performance after the date of termination.
(f)The parties acknowledge and agree that if the Landlord and Tenant enter into a new agreement for lease with the Developer in accordance with paragraph 1.2(f)(iii)(B) of Schedule 9 of the Unitholders’ Agreement, then:

99114469	Agreement for Lease	page 72

(1)the parties will assess whether any rights and liabilities which have or may have accrued under clauses 10.2(e)(2)(A) to 10.2(e)(2)(E) as at the date of termination of this Agreement (Accrued Rights and Liabilities) should be dealt with under the new agreement for lease;
(2)to the extent Accrued Rights and Liabilities are dealt with under the new agreement for lease, no party will have any claim against or any liability to another party under this Agreement in respect of any of the Accrued Rights and Liabilities, and the Accrued Rights and Liabilities will be governed by the new agreement for lease; and
(3)in no circumstance will any party be entitled to recover the same liability twice under this Agreement and the new agreement for lease.
10.3Manner of Works
The Developer must ensure that:
(a)the Works are performed in a diligent, proper and workmanlike manner in accordance with this Agreement and:
(1)all Approvals and all Laws;
(2)the Final Design Documents;
(3)the standards and quality (including the performance standards) set out in the Base Building Design Brief; and
(4)so as to meet the Developer Milestones;
(b)the Works are executed using new materials (unless otherwise specified in the Final Design Documents);
(c)the Base Building achieves the Green Star Rating within 18 months after the Date of Practical Completion except to the extent not possible as a result of the Tenant’s failure to comply with clause 9.6(a); and
(d)the Base Building achieves the NABERS Energy Rating and the NABERS Water Rating by the NABERS Energy Rating Date except to the extent not possible as a result of the Tenant’s failure to comply with clause 9.6(a).
10.4Inspection of the Works
(a)The Tenant may, at reasonable times, inspect the Works in the company of the Developer’s Representative and a representative of the Builder, at no cost to the Tenant.
(b)The Tenant:
(1)must, and must procure that the Tenant's Agents, comply with all reasonable conditions and directions imposed by the Developer or the Builder when inspecting the Works (including those relating to health and safety and security); and
(2)must not, and must procure that the Tenant's Agents do not, hinder or interfere with the carrying out of the Works.

11Pricing and payment

99114469	Agreement for Lease	page 73

11.1Pricing of Base Building Modifications (Category 2), Tenant Services Works and the Fitout Works
(a)On or before the relevant Milestone Date, the Developer must:
(1)procure the Builder to populate the Pricing Schedules to be consistent with or the same as the pricing under the Building Contract; and
(2)submit the populated Pricing Schedules to the Tenant.
(b)The Developer must submit to the Tenant:
(1)the proposed cost of the:
(A)Base Building Modifications (Category 2) the subject of the Agreed Base Building Modifications Design as soon as reasonably practicable after there is an Agreed Base Building Modifications Design, having regard to the time required to follow the process in clause 11.1(d);
(B)if the Tenant has provided an Integrated TSW Direction, Tenant Services Works the subject of the Agreed Tenant Services Works Design as soon as reasonably practicable after there is an Agreed Tenant Services Works Design, having regard to the time required to follow the process in clause 11.1(d); or
(C)if the Tenant has provided an Integrated Fitout Works Direction, Fitout Works for a Habitat the subject of the Agreed Fitout Design Documents as soon as reasonably practicable after there are Agreed Fitout Works Design Documents for that Habitat at the “approved for tender” 75% stage and the process in clause 11.2 has been completed,
(as applicable):
(D)on an open book basis, priced (to the extent applicable, and having regard to the principles in clause 11.1(c)) on the basis that the Developer will carry out the Relevant Works as a direct pass through of the:
(1)actual design costs;
(2)actual trade costs;
(3)other costs (including Authority fees, the cost of compliance with Tenant Approvals or any new or amended Approvals, and the cost associated with obtaining new Approvals or amending existing Approvals); and
(4)professional fees,
of proposed subcontractors, consultants, external project managers, and the Builder plus the Preliminaries Amount and Overhead Amount, but excluding any financing costs, internal costs or internal development management fee, or similar internal margin, fee or charge, or internal project management fees which may be payable;
(E)valued by the Builder and subcontractors as the difference (if any) between the reasonable amounts saved as a result of any omitted work and the reasonable amounts incurred in respect of any additional work (including any variations required to the Base Building Works as a result of the Relevant Works); and

99114469	Agreement for Lease	page 74

(F)specifying any net additional cost to the Developer (including the cost of obtaining new Approvals or amending existing Approvals, external consultant costs, external project management fees, design consultants and subcontractor costs and other professional fees and costs not covered by clause 11.1(b)(1)(D) but excluding any internal costs and any financing costs) after deducting any savings to the Developer of carrying out the Relevant Works; and
(2)details of any delay to Practical Completion or any Milestone Date and extensions of time to the Date for Practical Completion, any Milestone Date and the Sunset Date caused by the Relevant Works and the anticipated Delay Costs associated with the delay, provided that the maximum extension of time the Developer is entitled to include in the Proposal in respect of the Fitout Works must not exceed 84 working days from the Date for Practical Completion calculated in accordance with the Project Calendar (on the basis that days shaded grey are not working days),
(each a Proposal).
(c)The price in the Proposal:
(1)for the Tenant Services Works, any Base Building Modifications (Category 2) (to the extent they are services trade packages) and the services trade packages for the Fitout Works must be a lump sum price based (to the extent applicable) on the services pricing for the Base Building Works as represented in the Pricing Schedules and based on the Base Building Services Contractors carrying out such works;
(2)for the trade packages for the Fitout Works, other than the services trade packages for the Fitout Works, must be priced on the basis of a tender carried out in accordance with clause 11.2;
(3)must not include any amount in respect of financing costs (other than for Delay Costs (if applicable)) or other internal costs or fees of the Developer; and
(4)must, to the extent the Developer is required to vary the Base Building Works, obtain new Approvals or amend existing Approvals as a result of the Relevant Works or a Tenant Approval, include the time and cost consequences on the following basis:
(A)the variation will be priced as if it were a Tenant Variation; and
(B)without limiting clause 11.1(b)(2), any delay caused by the variation shall constitute a Tenant Delay.
(d)If the Developer or the Builder considers that third party consultants and subcontractors need to be engaged by the Developer or the Builder to prepare a Proposal, the Developer must obtain the Tenant's prior written consent to incurring those costs. The Developer must provide reasons for the need to engage such consultants and subcontractors. The Tenant must, as soon as practicable, and in any event within 2 Business Days, after receipt of the Developer's request, confirm whether it consents to the engagement of such consultants and subcontractors. If the Tenant withholds its consent, and the Developer considers that it will not be able to prepare a Proposal, the Developer may refer the matter for resolution pursuant to clause 29 as to whether or not a Proposal can be prepared without such consultants and subcontractors. The cost of such consultants and subcontractors may be added to the Proposal.
(e)The Tenant must notify the Developer in writing within 15 Business Days of receipt of the Proposal whether the Tenant accepts or rejects the Proposal.

99114469	Agreement for Lease	page 75

(f)If the Tenant accepts the Proposal (including the proposed subcontractors):
(1)if the Proposal related to the Base Building Modifications (Category 2), the Fitout Works or the Integrated Services Works, the Developer must procure the carrying out of the Base Building Modifications (Category 2), the Fitout Works or the Tenant Services Works as the case may be the subject of that Proposal;
(2)if the Proposal related to the Fitout Works, once the “for construction” Agreed Fitout Design Documents have been prepared under clause 9.4(m) and (if applicable) a Variation Proposal under clause 20 has been approved, the Developer must procure that the Builder enters into an agreement with the recommended tenderer on the basis of the subcontract tendered sum in the Proposal, as varied by an approved Variation Proposal under clause 20 (if applicable), or as otherwise agreed between the Tenant and the Developer pursuant to clause 11.1(i);
(3)the Tenant must pay to the Developer the Base Building Modifications (Category 2) Costs, the Tenant Services Works Costs or the Fitout Works Costs (as applicable) in accordance with the process for payment in clause 12, subject to the Tenant’s rights to apply the Incentive Amount towards the amounts claimed in accordance with clause 13; and
(4)(if applicable) the Date for Practical Completion, Milestone Dates and the Sunset Date will be adjusted as set out in the Proposal.
(g)If the Tenant rejects the Proposal (including where the Tenant provides a notice under clause 11.1(i)), the Parties (acting reasonably) must attempt to agree on the terms of the Proposal.
(h)If agreement on time or cost matters forming part of the Proposal cannot be reached within 5 Business Days of the notice of rejection being given:
(1)the Tenant must, in the case of the Base Building Modifications (Category 2), give another notice accepting or rejecting the Proposal, and if the Tenant does not do so within 6 Business Days after the notice of rejection was given under clause 11.1(e), the Tenant will be deemed to have withdrawn the relevant Base Building Modifications (Category 2). If the Tenant rejects the Proposal or is deemed to have withdrawn the relevant Base Building Modifications (Category 2), the Developer may recover the costs incurred pursuant to clause 11.1(d), plus the Preliminaries Amount and Overhead Amount on those costs;
(2)the Tenant must, in the case of the Tenant Services Works or the Fitout Works, give another notice accepting or rejecting the Proposal, and if the Tenant does not do so within 6 Business Days after the notice of rejection was given under clause 11.1(e), the Tenant will be deemed to have rejected the Proposal and the Tenant agrees that:
(A)it cannot accept a Proposal for the Fitout Works for a Habitat unless it accepts the Proposal for the Tenant Services Works for that Habitat; and
(B)if the Tenant rejects (or is deemed to have rejected the Proposal) for the Tenant Services Works for the relevant Habitat in accordance with clause 11.1(h)(2), the Tenant is also deemed to have rejected the Proposal for the Fitout Works for that Habitat; and
If the Tenant rejects the Proposal or is deemed to have rejected the Proposal:

99114469	Agreement for Lease	page 76

(C)the Developer may recover the costs incurred pursuant to clause 11.1(d), plus the Preliminaries Amount and Overhead Amount on those costs; and
(D)the Tenant is deemed to have given a Non-Integrated Fitout Works Direction or Non-Integrated TSW Direction (as applicable) for the purposes of clause 7.1(a) or clause 7.2(a) (as applicable) on the date that the Tenant rejected (or is deemed to have rejected) the Proposal; and
(E)no Delay Costs will be payable by the Tenant and no EOT Event will apply in relation to the consideration of the Tenant’s request and preparing and dealing with a Proposal under this clause 11.1.
(i)Where the Proposal related to the Fitout Works, at the same time as providing the notice under clause 11.1(e), the Tenant may (acting reasonably) notify the Developer that it does not agree to the recommended subcontractor and direct the Developer to engage an alternative subcontractor provided that the subcontractor was on the list of approved tenderers for the trade package and the Developer and the Builder have no objection to using that subcontractor (acting reasonably)) (Directed Subcontractor). Where the Tenant provides this direction, the subcontract tendered sum attributable to the recommended subcontractor shall be deducted from the Proposal, and the subcontract tendered sum attributable to the Directed Subcontractor shall be added onto the Proposal.
11.2Fitout Works tender process
If an Integrated Fitout Works Direction has been provided, all trade packages for the Fitout Works, other than the services trade packages for the Fitout Works, must be tendered in accordance with the following process:
(a)(trade packages): the Developer must provide to the Tenant full particulars of how the Fitout Works are to be broken up into subcontract trade packages by the Builder;
(b)(tender documentation): the Developer must compile, for the approval of the Tenant (unless such approval right is waived by the Tenant in writing), the tender documentation for each trade package which must include:
(1)the applicable design documents for the work;
(2)a request that the tenderer provide a lump sum price for the work the subject of the package on an open book and transparent basis; and
(3)any other documentation necessary to enable the Builder to secure tenders for the completion of the work, and provide the Tenant with the tender documentation within 5 Business Days of the date on which the particulars are provided pursuant to clause 11.2(a). The Tenant may, acting reasonably, provide comments it has on the tender documentation, provided that such comments must be given within 5 Business Days of receipt of the tender documentation in accordance with this clause 11.2(b). The Developer and the Builder must take such reasonable comments into account before proceeding to use that tender documentation;
(c)(tender list): the Developer will provide to the Tenant a list of proposed subcontractors with the tender documentation for a trade package. Within 5 Business Days of receipt of the list, the Tenant may propose additional subcontractors to be added to the list, to be approved by the Developer (acting reasonably) and the Builder. The Tenant may, acting reasonably, direct the Developer to remove any proposed subcontractor from the list within 5 Business Days of receipt of the list;

99114469	Agreement for Lease	page 77

(d)(tendering): trade packages must be tendered to no fewer than three subcontractors on the tender list, unless otherwise agreed with the Tenant (acting reasonably);
(e)(return of tenders): the Developer must provide the Tenant with copies of the returned tenders from the proposed subcontractors for each trade package supported by all necessary information to allow the Tenant to assess the tenders, including, for each subcontractor:
(1)complete detailed pricing for the Fitout Works, including the Builder's works in conjunction with the trade packages, which works may include preliminaries;
(2)scope of works including any exclusions; and
(3)complete list of all documents priced as part of the tender;
(f)(interviews): the Developer will procure that the Builder invites the Tenant to attend tender interviews (if any) for the Fitout Works. If requested by the Tenant, the Developer will procure the Builder to organise interviews with any of the tenderers (which the Developer and Tenant will be entitled to attend) and give the Tenant reasonable notice to attend any such interviews; and
(g)(Developer's recommendation): the Developer must, after receipt of all returned tenders in relation to a trade package, issue to the Tenant a preferred subcontractor recommendation as part of the Proposal submitted under clause 11.1(b), which recommendation must include:
(1)details of the preferred subcontractor and the preferred subcontractor's tendered price;
(2)comparisons against the other tenderers received to complete the work the subject of the trade package;
(3)if the recommended subcontractor is not the lowest tendered price for that trade package, the Developer's reasons for recommending the subcontractor;
(4)the work to be covered and executed under the proposed trade contract;
(5)details of any provisional allowances, omissions and non-compliances;
(6)the time for commencement and completion of that work; and
(7)a complete list of all documents priced as part of the tender.

12Payments to the Developer

(a)The Developer is entitled to recover from the Tenant:
(1)[***]; and
(2)amounts referred to in clause 6.5(h)(1)(B), 6.5(j)(1)(B), 6.6(a)(2) (as a result of the deeming provisions) 7.2(f), 7.3, 8(i)(3), 9.1(d), 9.4(h)(3), 10.2 (if applicable), 11.1(h)(1), 11.1(h)(2)(C), 14.5(a), 14.5(b), 16.1(d)(3), 16.1(d)(4), 16.1(e), 19.3(e), 20.4(c)(3) or 20.7(c) (if applicable),
(Recoverable Costs).
Recoverable Costs under the Building Contract

99114469	Agreement for Lease	page 78

(b)Clauses 12(b) to 12(f) (inclusive) apply to any Recoverable Costs which are claimed by the Builder under the Building Contract.
(c)The Developer's Representative will submit to the Tenant all draft payment claims and payment claims issued by the Builder and payment certificates issued by the Principal's Representative under the Building Contract, including evidence substantiating the amounts claimed and copies of all information provided by the Builder pursuant to the Building Contract, as soon as possible and in any event within 1 Business Day after receipt of the relevant documents.
(d)If the Tenant, acting reasonably, considers that there is an error in a draft payment claim under clause 12(c):
(1)the Tenant may, within 3 Business Days after the Developer has provided the Tenant with the draft payment claim, notify the Developer and the Independent Certifier (providing reasons);
(2)the Developer and the Tenant must meet within 2 Business Days after receipt of the Tenant's notice under clause 12(d)(1) to discuss and seek to address the Tenant’s concerns; and
(3)the Independent Certifier must determine the matter within 2 Business Days after receipt of the Tenant's notice under clause 12(d)(1), unless the Developer addresses the Tenant’s concerns within that time, in which case the Tenant will withdraw its notice. If there is a change to the draft payment claim arising from addressing the Tenant’s concerns or the Independent Certifier determines that there was an error in the draft payment claim then, on receipt of the Builder's payment claim which relates to the draft payment claim the Developer must procure that the Principal's Representative issues a payment certificate pursuant to the Building Contract which reflects any changes made to address the Tenant’s concerns or the Independent Certifier's determination (as the case may require).
(e)Within 3 Business Days after the date the Principal's Representative’s payment certificate is issued under the Building Contract, where applicable in the form which reflects the outcome of the process in clause 12(d), and a copy of that certificate and the evidence provided by the Builder has been provided to the Tenant, the Tenant must, subject to the Tenant’s rights to apply the Incentive Amount towards the amounts claimed in the payment certificate in accordance with clause 13, pay the Developer the amount specified in the Principal's Representative's payment certificate.
(f)The Principal’s Representative’s determination under the Building Contract is binding on the Tenant other than to the extent that the determination does not reflect the draft payment claim, the amendments agreed to be made to address the Tenant’s concerns or the Independent Certifier's determination (as applicable).
All other Recoverable Costs
(g)Clauses 12(g) to 12(m) (inclusive) apply to any Recoverable Costs other than Recoverable Costs which are claimed by the Builder under the Building Contract (Developer's Recoverable Costs).
(h)With the copy of the Principal's Representative’s draft payment claim under clause 12(c), the Developer's Representative will submit to the Tenant a draft payment claim setting out the Developer’s estimate of the amount to be claimed for Developer's Recoverable Costs in respect of the period to which the draft payment claim relates. The Parties acknowledge and agree that the draft payment claim will not constitute a 'payment claim' for the purposes of the NSW SOP Act.
(i)Within 10 Business Days after issuing the draft payment claim, the Developer's Representative will issue to the Tenant a preliminary response setting out a preliminary determination of:

99114469	Agreement for Lease	page 79

(1)the amount which, in the opinion of the Developer's Representative, will be payable to the Developer for that month; and
(2)if the amount to be paid is less than the amount of the draft payment claim, the reasons for that difference.
The Parties acknowledge and agree that a preliminary response issued by the Developer's Representative under this clause is not a 'payment schedule' for the purposes of the NSW SOP Act.
(j)With the copy of the Builder's payment claim provided under clause 12(c), the Developer's Representative will submit to the Tenant a payment claim for the amount claimed for Developer's Recoverable Costs in respect of the period to which the payment claim relates. The Parties acknowledge and agree that only a payment claim issued under this clause 12(j) will constitute a 'payment claim' for the purposes of the NSW SOP Act, provided the payment claim meets the requirements of the NSW SOP Act. The payment claim must provide reasonable evidence of the amounts claimed, including copies of valid tax invoices claimed by the Developer to be part of the Developer's Recoverable Costs.
(k)Within 10 Business Days after issuing the payment claim under clause 12(j), the Developer's Representative will issue to the Developer and the Tenant a payment certificate setting out:
(1)the amount which, in the opinion of the Developer's Representative, is payable to the Developer in respect of the payment claim; and
(2)if the amount to be paid is less than the amount of the payment claim, the reasons for that difference.
The Parties acknowledge and agree that a payment certificate issued by the Developer's Representative under this clause is a 'payment schedule' for the purposes of the NSW SOP Act.
(l)Within 5 Business Days after the Developer's Representative’s payment certificate is issued under clause 12(k), the Tenant must, subject to clause 13, pay the Developer the amount specified in the Principal's Representative's payment certificate.
(m)If the Tenant, acting reasonably, considers that there is an error in a payment certificate or an amount wrongly claimed:
(1)the Tenant may within 2 Business Days after the Tenant makes a payment under clause 12(l) or the Fitout Incentive Amount or Non-Fitout Incentive Amount has been paid or allowed under clause 13 (as applicable) notify the Developer (providing reasons);
(2)the Developer and the Tenant must meet within 2 Business Days after receipt of the Tenant's notice under clause 12(m)(1) to discuss and seek to address the Tenant’s concerns; and
(3)following the meeting pursuant to clause 12(m)(2), if the Tenant still does not agree with the payment certificate, the Developer or the Tenant must refer the matter to the Independent Certifier for determination. If the Independent Certifier determines that there was an error in the payment certificate or any amount has been wrongly claimed:
(A)the Developer's Representative will issue an updated payment certificate; and
(B)the Developer's Representative will issue that updated payment certificate and clause 12(l) will apply to such payment certificate.
(n)In any monthly payment certificate, the Developer's Representative or the Principal's Representative under the Building Contract may:

99114469	Agreement for Lease	page 80

(1)correct an error which has been discovered in a previous payment certificate; or
(2)adjust an amount previously certified which has been subject to an adjudication under the NSW SOP Act or the Independent's Certifiers determination to reflect the Independent Certifier's determination.

13Incentive Amount
13.1Determining incentive rates and acknowledgment for Lease and Retail Leases
(a)At the Condition Precedent Satisfaction Date the Office Fitout Incentive Amount Rate will be calculated as [***].
(b)The Landlord and the Developer acknowledge and agree that:
(1)for the purposes of the definition of Incentive Amount in each Retail Lease, and irrespective of the manner in which that part of the Incentive Amount is paid or allowed to the Tenant, the part of the Incentive Amount allocated to that Retail Lease is calculated as [***]; and
(2)for the purposes of the definition of Incentive Amount in the Lease, [***].
13.2Developer to pay Incentive Amount
(a)In consideration for the Tenant entering into the Lease and the Retail Leases, the Developer agrees to [***]:
(1)the Fitout Incentive Amount as, in the following order of priority:
(A)firstly, a contribution to:
(i)the [***], in which case clauses [***] apply;
(ii)the [***], in which case clauses [***] apply;
(iii)the [***], in which case clauses [***] apply;
(iv)the [***] (if any) in which case clauses [***]; and
(v)the [***] (if any) in which case clauses [***] apply;
(B)secondly, as a contribution to the [***], in which case clauses [***] apply;
(C)thirdly, as a contribution to the [***], in which case clauses [***] (inclusive) apply;
(D)fourthly, where clause [***]) applies, and provided the [***]; and
(E)lastly, where clause [***] applies, [***]; and
(2)at the Tenant’s election made pursuant to clause [***], the Non-Fitout Incentive Amount by way of either:
(A)a further contribution to the [***], in which case clauses [***] apply;

99114469	Agreement for Lease	page 81

(B)a further contribution to the [***], in which case clauses [***] apply;
(C)a further contribution to the [***], in which case clauses [***] apply;
(D)a further contribution to the [***] (if any), in which case clauses [***] apply;
(E)a further contribution to the [***], in which case clauses [***] apply;
(F)a further contribution to the [***], in which case clauses [***] apply;
(G)a further contribution to the [***], in which case clauses [***] apply;
(H)subject to clause [***], an [***]; or
(I)a combination of (A) to (H) above.
(b)The Tenant may make its election as to how it wishes to apply the Non-Fitout Incentive Amount by notice to the Developer by (but not after) the Incentive Election Date.
(c)If the Tenant makes an election under clause 13.2(b) to apply all or part of the Non-Fitout Incentive Amount as further contribution to [***].
(d)If the Tenant fails to make an election under clause 13.2(b) in respect of [***].
13.3Total Incentive Amount
(a)Nothing in this Agreement obliges the Developer to:
(1)pay any amount for the [***];
(2)allow to the Tenant [***];
(3)allow to the Tenant a [***]; or
(4)pay to the Tenant [***],
to the extent [***].
(b)If [***] exceeds [***], then:
(1)[***]; and
(2)in respect of [***]; and
(3)in respect of [***]; and
(4)in respect of the [***], the Tenant must [***]; and
(5)to the extent (if any) that [***], exceeds [***], the Tenant must [***].
(c)The Developer and the Tenant acknowledge and agree that:
(1)if [***]; and
(2)[***],
then, [***].
13.4[***]
(a)If [***],
then clauses [***] shall apply.

99114469	Agreement for Lease	page 82

(b)Notwithstanding any other provision of this Agreement, [***].
(c)Provided that the Tenant [***]The grant of [***] does not affect [***].
13.5Surplus Fitout Incentive Amount
(a)On or before the date that is not more than 20 Business Days and not less than 10 Business Days prior to the Date for Practical Completion, the Developer must notify the Tenant of:
(1)the total amount of any [***] (Total Developer Works Costs).
For the avoidance of doubt, the Total Developer Works Costs may include any costs which have been incurred by the Developer (or costs the Developer reasonably anticipates will be incurred), including amounts not yet paid to the Builder; and
(2)the balance of the [***].
(b)[***], the Tenant must notify the Developer of the total projected costs of the Tenant Works (if any) to be [***].
(c)If, as at the date that is 10 months after the Commencement Date:
(1)[***]; and
(2)[***],
then:
(3)[***]; and
(4)the Tenant [***].
(d)To the extent that [***].
13.6[***]
(a)The Developer [***].
(b)Subject to [***].
13.7[***]
If a [***] then:
(a)subject to clauses [***]; and
(b)where clause [***] applies, the Tenant [***].
13.8[***]
(a)The Developer will [***].
(b)Subject to [***].
13.9[***]
(a)Provided that the Tenant [***].
(b)With respect to each part of [***], by the [***], the Tenant may deliver to the Developer [***], together with:
(1)[***];

99114469	Agreement for Lease	page 83

(2)a certificate to the Developer from the Tenant's Representative certifying [***];
(3)[***]; and
(4)[***].
(c)The Developer must [***].
(d)The Developer and the Tenant will instruct the Developer's Representative to provide the following information to the Tenant [***].
13.10Determination of Landlord’s Property and Tenant’s Property
(a)The [***], irrespective of who paid for the works.
(b)If the Developer has paid for [***].
(c)If the Developer has paid for [***].
(d)If the Developer has not paid for [***], then as soon as possible after:
(1)practical completion of the Tenant Works (but not including any Tenant Works for a Habitat in respect of which the Tenant has elected to postpone under clause 2.1(b) of beyond the date that is 10 months following the Date of Practical Completion); and
(2)finalisation of allocation of the Surplus Fitout Incentive Amount pursuant to clause 13.5(b) but after prior consultation with the Developer, the Tenant must prepare and provide to the Developer a draft Asset Register specifying:
(3)which items of Fitout Works or the Tenant Works constitute the Landlord’s Property; and
(4)which items of Fitout Works or the Tenant Works constitute the Tenant’s Property, having regard to the Criteria specified in clause 13.10(e) but always so that the cost of that part of the Fitout Works or the Tenant Works which constitutes the Landlord’s Property (including consultant and other professional fees and all other the costs associated with its design, construction and installation) does not [***].
(e)The Tenant must, acting reasonably, base its determination of which items are to constitute the Landlord’s Property and the Tenant’s Property for the purposes of the draft Asset Register on the following criteria (Criteria):
(1)the Landlord’s Property is that part of the Fitout Works or the Tenants Works which would most appropriately form part of a landlord’s fixtures and fittings, applied in the following order of priority:
(A)firstly, towards modifications to the Base Building Services;
(B)secondly, towards any part of the Fitout Works or the Tenant Works which will not be removed by the Tenant at the end of the Lease as part of the Tenant’s make good obligations;
(C)thirdly, towards items of Fitout Works or the Tenant Works in the nature of fitout (such as carpets, fixed partitions and joinery); and
(D)fourthly, towards items which are depreciable over a period of greater than 5 years; and
(2)the Tenant’s Property is those parts of the Fitout Works or the Tenant Works which would most appropriately form part of a tenant’s

99114469	Agreement for Lease	page 84

equipment, including items which are depreciable over a period of 5 years or less such as furnishings, furniture, office machines and office equipment, provided that the Tenant may not determine any item of loose chattels to be Landlord's Property without the Landlord's written consent.
(f)The Tenant will provide the draft Asset Register to the Developer for review. The Developer may provide comments to the Tenant within 15 Business Days of receiving the draft Asset Register.
(g)The Tenant must, within 5 Business Days of receiving a request from the Developer, make any changes to the form or content of the draft Asset Register that are consistent with the Criteria and are reasonably requested by the Developer.
(h)If the Tenant does not agree with the Developer’s proposed changes requested pursuant to clause 13.10(g), the Tenant may refer the dispute to the Independent Certifier for determination.
(i)The Tenant must issue the Asset Register to the Developer in its final form within 3 Business Days after the Developer approves the final draft or after the Independent Certifier makes a determination pursuant to clause 13.10(h).
(j)The Tenant must commission and provide to the Developer on completion of the Tenant Works (but not including any Tenant Works for a Habitat in respect of which the Tenant has elected to postpone under clause 2.1(b) of beyond the date that is 10 months following the Date of Practical Completion) a report for tax purposes (including but not limited to a depreciation schedule/capital allowance report prepared in accordance with current Australian income tax legislation) in respect of that part of the Tenant Works and Fitout Works included in the Asset Register. The report prepared under this clause must be prepared and signed by a reputable quantity surveyor who is also registered as a tax agent.
(k)The final draft Asset Register provided by the Tenant under clause 13.10(j) will form Exhibit 17 to the Lease.
13.11Ownership of Fitout Works and Tenant Works
(a)As between the Tenant and the Landlord:
(1)title to that part of the Fitout Works and Tenant Works which are noted in the Asset Register as being the Landlord’s Property passes to the Landlord from the date of installation of those items in the Premises; and
(2)the Tenant’s Property (as referred to in clause 13.10) belongs to the Tenant.
(b)The Developer acknowledges that it is engaging the Tenant to undertake the Tenant Works to the extent that those Tenant Works are noted in the Asset Register as the Landlord's Property, subject to the terms of this Agreement.
(c)The Tenant acknowledges and agrees that the Developer in complying with its obligations under this clause 13 has paid for the Fitout Works and the Tenant Works noted in the Asset Register as the Landlord's Property.
(d)Nothing in this clause 13 is intended to cause an agency relationship to arise between the Tenant, the Developer or the Landlord.
13.12Use
The Tenant has exclusive use of the items noted in the Asset Register as the Landlord's Property for the duration of the Term of the Lease.

99114469	Agreement for Lease	page 85

13.13Repayment of Incentive Amount
If this Agreement is terminated prior to the Commencement Date as a result of a Tenant Event of Default, [***].

14Completion of Tenant Works
14.1Handover Date
(a)The Developer must give the Tenant and the Independent Certifier notices of each anticipated Handover Date:
(1)6 months before that date;
(2)3 months before that date;
(3)1 month before that date; and
(4)10 Business Days before that date.
(b)Within 5 Business Days after the Developer gives notice under clause 14.1(a)(4), the Independent Certifier will inspect the Premises for the purpose of determining whether there are any major items that would prevent the Handover Condition from being reached by the date stated in the notice under clause 14.1(a)(4).
(c)The Tenant, the Developer and the Landlord are entitled to be present at the inspection under clause 14.1(b).
(d)The Developer must give the Tenant and the Independent Certifier notice when it considers that the Handover Condition has been reached.
(e)Within 5 Business Days after the Developer gives notice under clause 14.1(d) the Independent Certifier will inspect the Premises for the purpose of determining whether the Handover Condition has been achieved.
(f)The Tenant, the Developer and the Landlord are entitled to be present at the inspection under clause 14.1(e).
(g)Following the inspection under clause 14.1(e), the Independent Certifier must either:
(1)issue a notice setting out the Handover Date if, in the opinion of the Independent Certifier, the Habitat has reached the Handover Condition (Certificate of Handover Condition); or
(2)give the Developer in writing the reasons for not issuing a Certificate of Handover Condition, including setting out those works to be completed in order for the Handover Condition to be achieved.
(h)When the Independent Certifier is of the opinion that the Handover Condition has been reached, the Independent Certifier may issue a Certificate of Handover Condition, whether or not the Developer has made a request for its issue.
(i)The Tenant must notify the Developer of the Tenant's Contractors that will be accessing the site after the Handover Date. The Developer must procure the Builder to give the notified Tenant’s Contractors the site induction applying to the site as soon as practicable after the Developer is notified and taking into

99114469	Agreement for Lease	page 86

consideration that the Builder will need to undertake the site inductions in manageable groups of Tenant's Contractors.
14.2Handover of Premises
The Tenant:
(a)may, subject to the Tenant first complying with the Fitout Access Conditions, access the Premises and commence the Tenant Works for the relevant Habitat following the Handover Date for that Habitat. If the Tenant has given (or is deemed to have given) a Non-Integrated Fitout Works Direction, the Tenant's rights under this clause end on the date that is 36 working days prior to the estimated Date of Practical Completion notified under clause 17.1(a)(3) calculated in accordance with the Project Calendar (on the basis that days shaded grey are not working days) and the Tenant and the Tenant's Agents must cease performing the Tenant Works and:
(1)must vacate the relevant Habitat;
(2)ensure that the relevant Habitat meets the requirements of the Commissioning Access Condition as certified by the Independent Certifier; and
(3)may only re-enter the Habitat to perform the Tenant Works on and from the Commencement Date;
(b)must, and must procure that the Tenant's Contractors, carry out the Tenant Works in accordance with Schedule 8; and
(c)must provide the Developer with a copy of the certificate of practical completion for the Tenant Works produced by the relevant Tenant’s Contractor within a reasonable period of practical completion of the Tenant Works.
(d)For the purpose of clause 14.2(a)(2):
(1)the Tenant must give the Developer and the Independent Certifier notice when it considers that the Commissioning Access Condition has been reached, which must be no later than 10 Business Days before the date that is 36 working days prior to the estimated Date of Practical Completion notified under clause 17.1(a)(3) calculated in accordance with the Project Calendar (on the basis that days shaded grey are not working days);
(2)within 5 Business Days after the Tenant gives notice under clause 14.2(d)(1) the Independent Certifier will inspect the Premises for the purpose of determining whether the Commissioning Access Condition has been achieved;
(3)the Builder, the Developer, the Tenant and the Landlord are entitled to be present at the inspection under clause 14.2(d)(2);
(4)following the inspection under clause 14.2(d)(2), the Independent Certifier must either:
(A)issue a notice identifying whether, in the opinion of the Independent Certifier, the Habitat has reached the Commissioning Access Condition (Certificate of Commissioning Access Condition); or
(B)give the Tenant in writing the reasons for not issuing a Certificate of Commissioning Access Condition, including setting out those works to be completed in order for the Commissioning Access Condition to be achieved; and
(5)when the Independent Certifier is of the opinion that the Commissioning Access Condition has been reached, the Independent

99114469	Agreement for Lease	page 87

Certifier may issue a Certificate of Commissioning Access Condition, whether or not the Tenant has made a request for its issue.
14.3Tenant’s occupation
Before the Commencement Date, the Tenant:
(a)does not have an exclusive right to use or occupy the Premises;
(b)is not a tenant of the Premises;
(c)is not required to pay Base Rent or contribute to Outgoings;
(d)must not carry on the Tenant’s business in the Premises; and
(e)must not use the Premises for any purpose other than to carry out and complete the Tenant Works.
14.4Tenant’s Contractors
(a)The Tenant may appoint up to 4 separate Tenant’s Contractors (in addition to the Builder) to carry out the Tenant Works and, subject to clause 14.4(b), will not be required to appoint the Base Building Services Contractors.
(b)Unless the Developer waives this requirement in writing, the Tenant must engage the relevant Base Building Services Contractor to carry out any services trade package to be carried out as part of the Tenant Works if:
(1)such appointment is required as a result of or to ensure the validity of warranties provided by that Base Building Services Contractor; and
(2)the work relates to mechanical, electrical, security, communications, building management systems and controls, fire (wet and dry), façade trades and any other trade that integrates into the building management system (including blinds, windows, and door automation).
14.5Removal of Tenant Works
If the Tenant has given (or is deemed to have given) a Non-Integrated Fitout Works Direction, if in order to obtain an Occupancy Certificate the Builder is required to remove or otherwise vary any Tenant Works performed during the period in which the Tenant has access to the Premises in accordance with clause 14.2(a), the Tenant is responsible for:
(a)any costs claimed by the Builder in accordance with the Building Contract in respect of such works; and
(b)reinstatement of the relevant Tenant Works, and any costs associated with such reinstatement.

15Time
15.1Milestones and Completion
(a)The Developer must ensure that:
(1)the Works are commenced as soon as reasonably practicable;

99114469	Agreement for Lease	page 88

(2)each Developer Milestone is achieved by the relevant Milestone Date; and
(3)the Works achieve Practical Completion by the Date for Practical Completion.
(b)The Tenant must ensure that each Tenant Milestone is achieved by the relevant Milestone Date.
(c)The parties acknowledge and agree that:
(1)the Date for Practical Completion, the Milestone Dates and the dates in the Works Program are all based on Completion (SD) occurring by the date for “Item 4 – Financial Close Achieved/PDA Executed to occur in the Works Program as it exists at the date of this Agreement (Completion (SD) Estimated Date);
(2)if Completion (SD) has not occurred by the Completion (SD) Estimated Date, then the Date for Practical Completion, the Milestone Dates and each of the dates in the Works Program (other than the Developer Milestones set out in 'Part 3: Base Building Design Milestones', which dates do not extend) will be extended by the number of working days in the period between the Completion (SD) Estimated Date and the date Completion (SD) actually occurs (both dates inclusive), calculated in accordance with the Project Calendar (on the basis that days shaded grey are not working days);
(3)if this provision applies, the Developer must promptly prepare and circulate to the parties (or procure preparation and circulation of) a revised Works Program and Milestone Schedule which reflects the extensions to the dates referred to in this clause; and
(4)despite any other provision of this Agreement, the Developer is not entitled to any further extensions of time and the Tenant is not obliged to pay any Delay Costs in relation to the delay in Completion (SD) occurring.
(d)The Developer and Tenant will collaborate with each other and the Builder to achieve the Milestones promptly, however in no circumstances will either the Developer or the Tenant be obliged to achieve any Milestone earlier than the relevant Milestone Date.
15.2Works Program
(a)The Developer, in conjunction with the Builder, has developed the Works Program.
(b)The Developer must continually and regularly update the Works Program to reflect the actual performance of the Base Building Works and provide updated copies of the Works Program to the Tenant’s Representative on at least a monthly basis.
15.3Extension of Dates
(a)The Date for Practical Completion and the Milestone Dates for Developer Milestones will be extended for each day that Practical Completion of the Works or achieving a Developer Milestone is or will be delayed by any:
(1)Tenant Delay;
(2)Tenant Variation;
(3)Force Majeure Event; or
(4)EOT Event.

99114469	Agreement for Lease	page 89

(b)The Sunset Date will only be extended for each day that the Date for Practical Completion is extended as a result of the Works being delayed by a Delay Cost Event or an EOT Event within the meaning of limb 5 of that definition.
15.4Claim for extension of time
(a)If the Developer considers that it is or will be delayed in achieving Practical Completion or a Developer Milestone by a cause referred to in clause 15.3(a) (other than an EOT Event within limb 1 of that definition), the Developer may give to the Independent Certifier a notice claiming an extension of time (Developer’s Claim).
(b)The Developer’s Claim must contain the following information:
(1)details of the delay, including its cause;
(2)the number of days extension to the Date for Practical Completion or the Milestone Date being claimed by the Developer; and
(3)whether the Developer is also claiming an extension of the Sunset Date.
(c)Without limiting the Developer’s Claim, if it is a delay under clause 15.3(a)(1), the Developer must provide to the Tenant as soon as reasonably practicable after making a Developer’s Claim:
(1)details of the Delay Costs reasonably incurred or likely to be incurred due to the delay;
(2)measures which are available to overcome the delay; and
(3)the likely cost of such measures.
(d)If pursuant to the Developer's Claims there are:
(1)to Practical Completion or completion of a Developer Milestone, concurrent delays, then to the extent that the delays are concurrent, the Developer is not entitled to an additional extension of time for the second delay event to the extent of the concurrency; and
(2)to Practical Completion, concurrent delays, then where one of the events is an event that would entitle the Developer to claim Delay Costs for a Delay Cost Event, the Developer will not be entitled to Delay Costs with respect to that Delay Cost Event to the extent of the concurrency.
15.5Grant of extension
(a)Within 10 Business Days after the Developer submits a Developer’s Claim, the Independent Certifier will:
(1)determine the extension of time (if any) which the Developer is entitled to receive; and
(2)give the Developer and the Tenant a written notice setting out its determination.
(b)In determining whether the Developer is entitled to an extension of time to the Date for Practical Completion or a Milestone Date, the Independent Certifier will not consider whether:
(1)the Developer can achieve Practical Completion by the Date for Practical Completion or the relevant Developer Milestone by the relevant Milestone Date without an extension of time; or
(2)the Developer can, by committing extra resources or incurring extra expenditure, make up the time lost,

99114469	Agreement for Lease	page 90

but must consider whether:
(3)the Developer has taken all reasonable steps (which does not extend to incurring additional costs) to minimise the consequences of the delay; and
(4)the extent to which such delay is caused or contributed to by a failure to achieve a Developer Milestone.
15.6Regime not applicable
Clauses 15.4 and 15.5 do not apply:
(a)where a Developer Rejection Right in limb 10 of that definition would have applied, but the Tenant has expressly agreed to grant an extension of time and the Developer and Tenant have agreed the amount of that extension;
(b)to any extension of the Date for Practical Completion, a Milestone Date or the Sunset Date expressly agreed by the Tenant (including under clause 11.1(f)(4), or clause 20.6(d));
(c)to any EOT Event within limb 1 of that definition, in respect of which the Parties agree that the Developer is entitled to a day for day extension in accordance with clause 15.3(a), provided that the Developer notifies the Tenant of the number of days extension granted to the Builder in accordance with the Building Contract; or
(d)to any extension of the Date for Practical Completion, a Milestone Date or the Sunset Date determined in accordance with the dispute resolution procedure under this Agreement, and the Date for Practical Completion, a Milestone Date or the Sunset Date (as applicable) will be extended by the periods agreed or determined under those clauses.

16Delay Costs and Sunset Date
16.1Tenant Delay
(a)Subject to clause 16.1(d), where the Developer has been granted an extension of time to the Date for Practical Completion for:
(1)a Tenant Delay; or
(2)an EOT Event which arises out of or in connection with a Tenant Delay,
[***].
(b)The Developer must:
(1)provide reasonable supporting evidence of [***]; and
(2)take all reasonable measures to avoid or minimise [***].
(c)If there is a Dispute as to [***] either the Developer or the Tenant may refer the Dispute for determination in accordance with clause 29.
(d)The Developer must keep a register of:
(1)the number of days extension of time granted to the Date for Practical Completion for Delay Cost Events (Tenant Delay Days); and

99114469	Agreement for Lease	page 91

(2)the [***] attributable to such extensions of time.
If Practical Completion has not been achieved by the Anticipated Rent Commencement Date, [***] in advance in accordance with clause 12 on the following basis:
(3)in the first claim submitted in accordance with clause 12 after the Anticipated Rent Commencement Date: [***]; and
(4)in any subsequent claim submitted in accordance with clause 12, the Developer [***]; and
(5)within 10 Business Days after the Date of Practical Completion, the Developer shall repay or credit [***].
If Practical Completion occurs prior to the Anticipated Rent Commencement Date, the Developer shall not be entitled [***] under this clause 16.1(d).
(e)[***].
16.2Failure to satisfy the Lease Commencement Conditions by the Sunset Date
If the Lease Commencement Conditions have not been satisfied on or before the Sunset Date, the Tenant may at any time within 60 Business Days after the Sunset Date by notice to the Developer terminate this Agreement. If the Tenant does not exercise its termination right within this period, this Agreement shall continue, and the Tenant shall be deemed to have waived its right to terminate as a result of the Lease Commencement Conditions not being satisfied on or before the Sunset Date.

17Practical Completion
17.1Notice of estimated Date of Practical Completion
(a)The Developer must give the Tenant and the Independent Certifier notices of the Developer’s estimated Date of Practical Completion:
(1)12 months before that date;
(2)90 days before that date;
(3)60 days before that date;
(4)30 days before that date; and
(5)10 Business Days before that date.
(b)Within 5 Business Days after the Developer gives notice under clause 17.1(a)(5), the Independent Certifier will inspect the Premises for the purpose of determining whether there are any items that would prevent Practical Completion from being reached by the date stated in the notice under clause 17.1(a)(5).
(c)The Tenant, the Developer and the Landlord are entitled to be present at the inspection under clause 17.1(b).

99114469	Agreement for Lease	page 92

17.2Inspection
(a)The Developer must give the Tenant and the Independent Certifier notice when it considers that Practical Completion has been reached. The notice given by the Developer must include the results of all tests carried out pursuant to clause Schedule 5, paragraph (d).
(b)Within 5 Business Days after the Developer gives notice under clause 17.2(a), the Independent Certifier will inspect the Premises for the purpose of determining whether Practical Completion has been reached.
(c)The Tenant, the Developer and the Landlord are entitled to be present at the inspection under clause 17.2(b).
(d)Following the inspection under clause 17.2(b), the Independent Certifier must either:
(1)issue a notice setting out the Date of Practical Completion if, in the opinion of the Independent Certifier, the Premises have reached Practical Completion (Certificate of Practical Completion); or
(2)give the Developer in writing the reasons for not issuing a Certificate of Practical Completion, including setting out those works to be completed in order for Practical Completion to be achieved.
(e)When the Independent Certifier is of the opinion that Practical Completion has been reached, the Independent Certifier may issue a Certificate of Practical Completion, whether or not the Developer has made a request for its issue.
17.3Failure to achieve Practical Completion
(a)If the Independent Certifier does not certify that Practical Completion has occurred in accordance with clause 17.2(d)(1), the Developer will:
(1)undertake the additional works under clause 17.2(d)(2);
(2)serve a written notice on the Independent Certifier and the Tenant once such works have been completed; and
(3)request that the Independent Certifier inspects the Works in accordance with clause 17.2(b), provided the Independent Certifier will have 2 Business Days to do so.
(b)The Tenant, the Developer and the Landlord are entitled to be present at the inspection under clause 17.3(a)(3).
(c)This process shall be repeated until the Independent Certifier certifies Practical Completion in accordance with clause 17.2(d)(1) or clause 17.2(e).
17.4Defects rectification during the Defects Liability Period
(a)The Defects Liability Period shall commence at 4:00 pm on the Date of Practical Completion and continue for the period stated in Item 15 of the Reference Schedule.
(b)At any time during the Defects Liability Period, the Tenant may give notice to the Developer of a Defect.
(c)A separate Defects Liability Period shall apply in respect of any Defect Work in respect of a defect notified under clause 17.4(b) of a stated duration as stated in Item 15 of the Reference Schedule, commencing on the date the Defect Work is completed.
(d)The Tenant must allow the Developer and the Developer's Agents reasonable access to the Premises for the purposes of rectifying Defects at reasonable

99114469	Agreement for Lease	page 93

times nominated by the Tenant and on the terms consistent with clause 12.9 of the Lease.
(e)Subject to the Tenant complying with clause 17.4(d), the Defect Work shall commence and must be completed as soon as reasonably practicable having regard to the nature of the Defect.
(f)The Developer shall ensure Defect Works are carried out in a manner which seeks to minimise inconvenience to the Tenant’s occupation or use of the Premises and otherwise in accordance with clause 12.9 of the Lease.
(g)If:
(1)the Developer fails to rectify the Defect within a reasonable period after being provided with access in accordance with clause 17.4(d) having regard to the nature of the Defect; and
(2)the Tenant has provided a notice to the Developer that the Tenant intends to exercise a right under clause 17.4(g)(4) or 17.4(g)(5) (Second Notice); and
(3)the Developer has not rectified the Defect within a reasonable period (having regard to the nature of the Defect) after the date on which the Developer receives the Second Notice, then the Tenant may:
(4)require the Landlord to rectify the Defect, in which case the Landlord agrees to rectify the Defect within a reasonable time after receiving notice having regard to the nature of the Defect; or
(5)rectify the Defect itself and recover the reasonable and properly-incurred costs from the Developer or, where the Developer does not pay within 10 Business Days after a request from the Tenant, the Landlord.
(h)If:
(1)the Developer fails to rectify the Defect within a reasonable period after being provided with access in accordance with clause 17.4(d), having regard to the nature of the Defect; and
(2)in the opinion of the Tenant (acting reasonably) the Defect constitutes an immediate risk to health and safety if the Defect is not rectified immediately, the Tenant may exercise a right under clause 17.4(g)(4) or 17.4(g)(5) without being required to issue the Second Notice.
17.5Defects rectification after the expiry of the Defects Liability Period
(a)The parties acknowledge and agree that, on and from the expiry of the Defects Liability Period (Expiry Date) if a Defect arises on and from the Expiry Date, the Tenant must, if it requires the Defect to be rectified, exercise its rights under the Lease in respect of that Defect, and will have no Claim against the Developer in respect of such Defects.
(b)Nothing in clause 17.5 reduces or in any way limits the rights of the Tenant against the Developer in respect of Defects to which clause 17.4 applies.
17.6“As built” documents and operating manuals
(a)On or before the date 30 Business Days after the Date of Practical Completion, the Developer must deliver to the Tenant an electronic copy of the final "as built" plans and specifications for the Works in an agreed platform along with all

99114469	Agreement for Lease	page 94

operating manuals relating to the Premises and copies of any warranties required to be provided to the Tenant under clause 17.7.
(b)The Developer and the Landlord must provide the Tenant reasonable support to assist (including training on the operation and maintenance of the Works as may reasonably be required to enable the Tenant to operate the Premises for the Permitted Use where requested by the Tenant) the Tenant to commence using the Premises for the Permitted Use until the Developer has satisfied its obligations pursuant to clause 17.6(a).
17.7Warranties in respect of the Works
If the Tenant has given an Integrated Fitout Works Direction and the Tenant has accepted the relevant Fitout Works Proposal, the Developer must ensure that all warranties given by trade contractors in respect of the Fitout Works are also given in favour of the Tenant.

17A Survey
17A.1    Survey – Financial Close
(a)The Developer must prior to the Condition Precedent Satisfaction Date at its cost have an Approved Surveyor calculate the Lettable Area of the Premises based on the Consolidated Plans and communicate the results to the Tenant. The Lettable Area of the Premises determined by the relevant Approved Surveyor pursuant to this clause 17A.1(a) is the FC Estimated Office Lettable Area.
(b)Once the relevant Approved Surveyor has calculated the Lettable Area of the Premises pursuant to clause 17A.1(a), the FC Office Rent Rate is to be calculated as follows:
FCORR = AOR ÷ FCE
where:
FCORR is the FC Office Rent Rate
AOR is the Anticipated Office Rent
FCE is the FC Estimated Office Lettable Area.
17A.2    Survey – SSDA
(a)If the Developer obtains the amended SSDA pursuant to clause 10.1(b), then:
(1)the Developer will at its cost have an Approved Surveyor calculate the Lettable Area of the Premises based on the approved plans the subject of the amended SSDA and communicate the results to the Tenant (Approved SSDA Plans);
(2)the Estimated Office Lettable Area will be the Lettable Area of the Premises determined by the relevant Approved Surveyor pursuant to clause 17A.2(a)(1); and
(3)the Office Rent Rate will be the FC Office Rent Rate, subject to clause 17A.3(c).
(b)If the Developer does not obtain the amended SSDA pursuant to clause 10.1(b), then:
(1)the Developer will at its cost have an Approved Surveyor calculate the Lettable Area of the Premises based on the plans the subject of the

99114469	Agreement for Lease	page 95

SSDA dated 15 October 2021 and communicate the results to the Tenant;
(2)the Estimated Office Lettable Area will be the Lettable Area of the Premises determined by the relevant Approved Surveyor pursuant to clause 17A.2(b)(1); and
(3)the Office Rent Rate will be the FC Office Rent Rate subject to clause 17A.3(c).
17A.3    Survey – Practical Completion
(a)The Developer must, as soon as practicable, on or around the Date of Practical Completion and at its cost have an Approved Surveyor calculate the:
(1)Lettable Area of the Premises, which must identify and label those parts of the Premises which are to be known as:
(A)'Type A Office Areas';
(B)'Type B Office Areas';
(C)'Type C Office Areas', and
(D)the Mezzanine,
for the purposes of the Lease and the Performance Criteria;
(2)Lettable Area (Retail) of the Trapped Retail Areas;
(3)Lettable Area (Retail) of the Retail Areas;
(4)area of the Licensed Areas;
(5)Lettable Area of the Commercial Tower (as that term is defined in the Lease but excluding the reference to variations by the Landlord from time to time);
(6)Building Lettable Area;
(7)proportion that the Lettable Area of the Premises bears to the Lettable Area of the Commercial Tower (as that term is defined in the Lease); and
(8)proportion that the Lettable Area (Retail) of each Trapped Retail Area bears to the Lettable Area (Retail) of the Retail Areas, and deliver the survey plans and results to the Tenant.
(b)The survey plans procured by the Developer pursuant to clause 17A.3(a) shall be final and binding on the Parties, except in the case of manifest error.
(c)If the Lettable Area of the Premises determined pursuant to clause 17A.3(a)(1) (Actual Lettable Area): [***]
(d)The parties acknowledge and agree that the Worked Examples:
(1)illustrate how the parties anticipate that various concepts in this clause 17A will be applied and the Base Rent calculated; and
(2)are for informational purposes only. The Worked Examples have no legal status and do not in any way override or affect the terms of this agreement.

18Management of Existing Leases

99114469	Agreement for Lease	page 96

(a)The Tenant must not terminate the Existing Leases prior to 1 January 2026.
(b)On 30 November 2023, the Developer must carry out a look forward test with the Builder to determine the likely date that Practical Completion will be achieved (Anticipated PC Date) and must promptly give notice to the Tenant setting out the methodology used and results of the look forward test (Look Forward Notice). From time to time, the Anticipated PC Date will be extended for:
(1)any extension of time:
(A)in respect of a Tenant Delay, Tenant Variation or an EOT Event which arises out of or in connection with a Tenant Delay which has been granted or allowed under clauses 15.5 or 15.6; or
(B)to which clause 15.6 applies; and
(2)the period of delay to the Date for Practical Completion set out in any notice given by the Developer under clause 7.3(a),
(Extended Anticipated PC Date). If there are no extensions to the Anticipated PC Date as contemplated by clauses 18(b)(1)(A) and 18(b)(1)(B), then each reference to the 'Extended Anticipated PC Date' in clauses 18(c), 18(d) and 18(g) is to be read as a reference to the 'Anticipated PC Date'.
(c)After receipt of the Look Forward Notice, the Tenant may bring forward the termination date of the Existing Leases by issuing a termination notice to each of the respective landlords under the Existing Leases, at least 2 years prior to the intended expiry date of each Existing Lease so that the Existing Leases terminate on the date that is three months after the Extended Anticipated PC Date as at the date of the Look Forward Notice (the date that is three months after the Extended Anticipated PC Date is the Early Termination Date). The Tenant must give notice to the Developer once the termination notices have been served (Termination Notice Date).
(d)On the date 11 months after the Termination Notice Date (if applicable), the Developer must carry out a further look forward test with the Builder to determine whether the construction program is on track to achieve Practical Completion on or before the Extended Anticipated PC Date and must promptly give notice to the Tenant setting out the methodology used and results of that look forward test.
(e)Regardless of the results of the look forward test in clause 18(d), the Developer will have the option to require the Tenant to extend the 341 George Street Leases by a further three months, in which case the Tenant must extend the term of the 341 George Street Leases by a further three months (that date being the Further Extended Lease Expiry Date). The Tenant must give to the Developer a copy of the notice of extension contemplated by this clause promptly after providing the same to the landlord under the 341 George Street Leases.
(f)On the date 13 months before expiry or, where the Tenant has issued the termination notice contemplated by clause 18(c), early termination, of the 363 George Street Leases, the Developer may request that the Tenant elect to pay out the make good under the 363 George Street Leases and occupy until the expiry of those leases, in which case the Tenant must make such an election prior to the expiry of the Tenant's rights under the 363 George Street Leases. The Tenant is liable for payment of the make good costs.
(g)If the Developer does not satisfy the Lease Commencement Conditions by the date three months after the Extended Anticipated PC Date, the Developer must pay to the Tenant liquidated damages at the rate of [***] until the earlier of:
(1)the date on which the Lease Commencement Conditions are satisfied; and

99114469	Agreement for Lease	page 97

(2)termination of this Agreement.
(h)If:
(1)the Developer has given notice to the Tenant under clause 18(e) to extend the term of the 341 George Street Leases to the Further Extended Lease Expiry Date; and
(2)the Developer does not satisfy the Lease Commencement Conditions by the date three months after the Further Extended Lease Expiry Date, then the liquidated damages rate which the Developer must pay to the Tenant until the earlier of:
(3)the date on which the Lease Commencement Conditions are achieved; and
(4)termination of this Agreement,
is [***].
(i)If:
(1)the Developer achieves Practical Completion before the Anticipated PC Date; and
(2)the Lease Commencement Conditions are satisfied before the Anticipated PC Date, such that the Lease is granted pursuant to clause 3.1 prior to the Anticipated PC Date, then the Tenant may submit to the Developer a single claim for payment of the Existing Lease Occupancy Costs for the period from the date of rent commencement under the Lease until the Anticipated PC Date (and in respect of 341 George Street Lease to the Further Extended Lease Expiry Date if that lease has been extended to the Further Extended Lease Expiry Date), together with:
(3)a tax invoice from the Tenant addressed to the Developer for the amount claimed;
(4)bank account details of the Tenant; and
(5)any other documentation or evidence reasonably required by the Developer to allow the Developer to verify the claim,
(Existing Lease Payment Claim).
(j)If the Developer does not agree with the amount claimed by the Tenant in the Existing Lease Payment Claim, the Developer may refer to the matter to the Independent Certifier for determination.
(k)The Developer must, within 15 Business Days after receipt of the Existing Lease Payment Claim, pay the amount specified in the Existing Lease Payment Claim by way of a lump sum payment to the Tenant, unless the Developer has referred the matter to the Independent Certifier under clause 18(j), in which case the amount determined by the Independent Certifier must be paid within 10 Business Days of the date of the determination.
(l)Amounts payable under clauses 18(g), 18(h) and 18(k) will be the Tenant's sole remedy for the recovery of any loss, cost, expense or damage which the Tenant suffers or incurs arising out of or in any way in connection with a delay to the Works (including payment of rent under the Existing Leases or other lease extensions), including a failure to achieve Practical Completion by the Date for Practical Completion or the Sunset Date and a failure to achieve any Developer Milestones. This clause 18(l) does not affect the Tenant’s rights in the event of termination due a Developer Event of Default (other than for the Developer’s failure to achieve the Lease Commencement Conditions by the Sunset Date for

99114469	Agreement for Lease	page 98

which the Tenant's sole remedy is the amounts payable under clauses 18(g), 18(h) and 18(k)).

19Variations to Base Building Works – Developer
19.1Variation initiated by Developer
(a)Subject to clause 19.2, if the Developer proposes to make a Developer Variation the Developer must provide notice to the Tenant’s Representative containing reasonable particulars of the proposed Developer Variation and the reason that the Developer Variation is required and request the consent of the Tenant.
(b)The Tenant must give notice to the Developer giving or withholding consent to the Developer Variation within 10 Business Days of receipt of the request from the Developer under clause 19.1(a). The Tenant may only withhold consent if the Developer Variation would give rise to a Material Adverse Effect. If the Tenant:
(1)does not provide consent, the Tenant must provide reasons for refusal; and
(2)does not give notice within 10 Business Days, will be deemed to have accepted the proposed Developer Variation.
(c)The Tenant is not permitted to withhold its consent to a Developer Variation in respect of limb 7 of the definition of Material Adverse Effect if the Developer pays all the Tenant’s costs incurred to obtain a new Tenant Approval or amend an existing Tenant Approval.
(d)Any implementation of a Developer Variation is at the Developer’s sole risk and at the cost of the Developer.
19.2Disputing rejection of Developer Variation
If the Developer disputes the Tenant's refusal to approve a Developer Variation, the Developer may refer the dispute to the Independent Certifier for determination.
19.3Developer Variations to which clause 19.1 does not extend
(a)Clause 19.1 does not extend to any Developer Variation required:
(1)by Law;
(2)by an Approval; or
(3)in order to comply with a Project Document.
(b)If the Developer proposes to make a Developer Variation of the type referred to in clause 19.3(a) it must provide notice to the Tenant’s Representative containing reasonable particulars of the proposed Developer Variation and the reason that the Developer Variation is required.
(c)The Developer may make any Developer Variation of the type referred to in clause 19.3(a) provided that the Developer consults with the Tenant and, to the extent acting reasonably it is able to do so, takes into account the Tenant's reasonable requirements in relation to the relevant Developer Variation before implementing the Developer Variation.

99114469	Agreement for Lease	page 99

(d)Where clause 19.3(a)(1) or clause 19.3(a)(2) applies, if the Tenant considers that an alternative variation could be implemented which would enable the Developer to comply with the relevant Law or Approval, the Developer will consider the Tenant's proposal, but shall not be required to perform that alternative variation. If the Developer does agree to perform the alternative variation to the extent the alternative variation would result in a greater cost to the Developer or would involve a delay greater than the Developer Variation which the Developer proposed, the alternative variation will constitute a Tenant Variation to the extent of the greater cost or greater delay (regardless of whether the alternative variation arises out of or in connection with the Relevant Works).
(e)Where clause 19.3(a)(2) applies, and the relevant Approval would prevent the Developer from complying with the Minimum Building Standards or the Current Base Building Design Documents:
(1)the Developer must make all reasonable submissions to the relevant Authority to address the relevant conditions of the Approval which would prevent the Developer from complying with the Minimum Building Standards or the Current Base Building Design Documents (as applicable) (Relevant Conditions). To the extent the Relevant Conditions arise out of or in connection with the Relevant Works:
(A)the Tenant must pay the Developer's external third party costs of making the submissions provided that the Developer must have first obtained the Tenant’s prior written consent prior to incurring those costs; and
(B)subject to following the process in clause 15.4, any delay arising out of such submissions shall constitute a Tenant Delay; and
(2)if the Developer appeals the Relevant Conditions, to the extent the Relevant Conditions arise out of or in connection with the Relevant Works:
(A)the Tenant must pay the Developer's costs of making the appeal; and
(B)any delay arising out of such appeal shall constitute a Tenant Delay.
Nothing in this clause requires the Developer to appeal the conditions of the Approval.

20Tenant Variations
20.1Variations sought by Tenant
The Tenant may at any time prior to Practical Completion request Tenant Variations.
20.2Notice of Tenant Variation
If the Tenant desires a Tenant Variation, it must give the Developer a notice detailing the proposed Tenant Variation together with appropriate design documentation that will allow the Developer to price the Tenant Variation in accordance with clause 20.6(a).

99114469	Agreement for Lease	page 100

20.3Notice of Developer’s decision of Tenant Variation
The Developer must notify the Tenant within 10 Business Days after the Tenant’s written request for the Developer’s approval under clause 20.1 if the Developer:
(a)approves the relevant Tenant Variation;
(b)refuses the approval which it may only do on the grounds of a Developer Rejection Right. If the Developer refuses approval, the Developer must provide details of the Developer’s decision, including the basis for a refusal to approve the Tenant Variation; or
(c)in its reasonable opinion, considers that the Tenant Variation will likely result in a material increase in the outgoings of the Building.
20.4Refusal of Tenant Variation
(a)The Developer may only refuse approval to a Tenant Variation if the Tenant Variation gives rise to a Developer Rejection Right.
(b)If in the Developer’s reasonable opinion the Tenant Variation will give rise to a Developer Rejection Right in limb 6 or 7 of that definition, with the Developer's notice under clause 20.3 the Developer will set out the expected impact of the Tenant Variation.
(c)If in the Developer’s reasonable opinion the Tenant Variation:
(1)will give rise to a Developer Rejection Right in limb 8(a) of that definition; or
(2)will likely result in a material increase in the outgoings of the Building, with the Developer's notice under clause 20.3 the Developer will set out the expected impact of the Tenant Variation. The Tenant must, within 5 Business Days, notify the Developer that it elects to either:
(3)accept the impact, in which case the additional costs may be claimed by the Developer under clause 12 or by the Landlord as Outgoings under the Lease unless the additional costs have been otherwise compensated by the Tenant. The Developer will be entitled to reject the Tenant's election if:
(A)the proposed Tenant Variation results in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law; or
(B)the impact cannot be reversed at expiry or termination of the Lease without cost to the Developer (unless the Tenant agrees to pay such costs);
(4)amend the proposed Tenant Variation as required to remove the Developer Rejection Right and resubmit it to the Developer, and this clause 20 will reapply to any amended proposed Tenant Variation;
(5)submit the Developer’s refusal to the Independent Certifier for determination as to whether there is a Developer Rejection Right. If the Independent Certifier determines that there is a Developer Rejection Right, the Tenant must comply with clause 20.4(c)(3), 20.4(c)(4) or 20.4(c)(6)). If the Independent Certifier determines that there is not a Developer Rejection Right, the Developer is deemed to have approved the Tenant's Variation; or
(6)withdraw the proposed Tenant Variation.
(d)If in the Developer’s reasonable opinion the Tenant Variation will give rise to a Developer Rejection Right in limb 10 of that definition, with the Developer's notice under clause 20.3 the Developer will set out the expected impact of the

99114469	Agreement for Lease	page 101

Tenant Variation (including the anticipated delay). The Tenant must, within 5 Business Days, notify the Developer that it elects to either:
(1)accept the impact, in which case the Developer is entitled to include this impact in its Variation Proposal. The Developer will be entitled to reject the Tenant's election if:
(A)the Tenant Variation results in the Developer being in breach of a Project Document or being unable to comply with any Approval or Law; or
(B)within 10 Business Days after the Tenant's notice under this clause 20.4(d)(1), the Developer is not granted an extension of time under the relevant Project Documents for the amount of the delay; or
(2)amend the proposed Tenant Variation as required to remove the Developer Rejection Right and resubmit it to the Developer, and this clause 20 will reapply to any amended proposed Tenant Variation;
(3)submit the Developer’s refusal to the Independent Certifier for determination as to whether there is a Developer Rejection Right. If the Independent Certifier determines that there is a Developer Rejection Right, the Tenant must comply with clause 20.4(d)(1) 20.4(d)(2) or 20.4(d)(4)). If the Independent Certifier determines that there is not a Developer Rejection Right, the Developer is deemed to have approved the Tenant's Variation; or
(4)withdraw the proposed Tenant Variation.
(e)If the Tenant fails to make an election in accordance with clauses 20.4(c) or 20.4(d) or the Developer rejects the Tenant's election, the Tenant is deemed to have withdrawn the Tenant Variation.
20.5Disputing rejection of Tenant Variation
(a)If the Tenant disputes the Developer's refusal to approve a Tenant Variation, the Tenant may refer the dispute to the Independent Certifier for determination other than for a Tenant Variation within limb 2 of the definition of Tenant Variation.
(b)If the Tenant disputes the Developer's refusal to approve a Tenant Variation within limb 2 of the definition of Tenant Variation, the Tenant may request that it meet with the Developer and the Builder to discuss the Developer's refusal to approve the Tenant Variation.
(c)The Tenant may request the Independent Certifier to attend the meeting referred to in clause 20.5(b).
(d)The parties acknowledge and agree that the decision as to whether a Tenant Variation within limb 2 of that definition gives rise to a Developer Rejection Right will ultimately rest with the Builder and cannot be disputed under this Agreement.
20.6Details of Tenant Variation cost
(a)As soon as reasonably practicable (having regard to the nature of the Tenant Variation) after any Tenant Variation is approved by the Developer under clause 20.3 or 20.5 or determined to be approved pursuant to clause 20.4, the Developer must submit to the Tenant:
(1)the proposed cost of the Tenant Variation:
(A)on an open book basis, priced (to the extent applicable) on the basis that the Developer will carry out the Tenant Variation as a direct pass through of the:

99114469	Agreement for Lease	page 102

(1)actual design costs;
(2)actual trade costs;
(3)other costs (including Authority fees, the cost of compliance with Tenant Approvals or any new or amended Approvals, and the cost associated with obtaining new Approvals or amending existing Approvals); and
(4)professional fees,
of proposed subcontractors, consultants, external project managers, and the Builder and the Preliminaries Amount and Overhead Amount calculated in accordance with Schedule 18, but excluding any financing costs, internal costs or internal development management fee, or similar internal margin, fee or charge, or internal project management fees which may be payable;
(B)valued by the Builder and subcontractors as the difference (if any) between the reasonable amounts saved as a result of any omitted work and the reasonable amounts incurred in respect of any additional work (including any variations required to the Base Building Works as a result of the Tenant Variation); and
(C)specifying any net additional cost to the Developer (including the cost of obtaining new Approvals or amending existing Approvals, external consultant costs, external project management fees, design consultants and subcontractor costs and other professional fees and costs and financing costs not covered by clause 20.6(a)(1)(A) but excluding any internal costs and any financing costs) after deducting any savings to the Developer of carrying out the Tenant Variation;
(2)for a Tenant Variation within limb 1 of that definition, details of any delay to Practical Completion or any Milestone Date and extensions of time to the Date for Practical Completion, any Milestone Date and the Sunset Date caused by the Tenant Variation and the anticipated Delay Costs associated with the delay; and
(3)for a Tenant Variation within limb 2 of that definition, whether or not the acceleration or resequencing can be effected and, if it can, then:
(A)the actions the Builder could take to accelerate or re-sequence the relevant Works;
(B)any changes to the hours of work;
(C)any adjustment to the sequencing of the performance of the relevant Works; and
(D)the adjustments to any affected Developer Milestones, the Date for Practical Completion or the Sunset Date (as the case may be) proposed as a result of those actions,
(Variation Proposal).
(b)If the Developer considers that third party consultants need to be engaged by the Developer to prepare a Variation Proposal, the Developer must obtain the Tenant's prior written consent to incurring those costs. The Developer must provide reasons for the need to engage such consultants. The Tenant must, as soon as practicable, and in any event within 2 Business Days, after receipt of the Developer's request, confirm whether it consents to the engagement of such consultants. If the Tenant withholds its consent, and the Developer considers that it will not be able to prepare a Variation Proposal, the Developer may refer

99114469	Agreement for Lease	page 103

the matter for determination in accordance with clause 29 as to whether or not a Variation Proposal can be prepared without such consultants. The cost of such consultants may be added to the Variation Proposal.
(c)The Tenant must notify the Developer in writing within 15 Business Days of receipt of the Variation Proposal whether the Tenant accepts or rejects the Variation Proposal.
(d)If the Tenant accepts the Variation Proposal:
(1)the Developer must procure the carrying out of the Tenant Variation;
(2)the Tenant must pay to the Developer the Variation Cost in accordance with the process for payment in clause 12; and
(3)the Date for Practical Completion, Milestone Dates and the Sunset Date will be extended as set out in the Variation Proposal.
20.7Rejection of Variation Proposal
(a)If the Tenant rejects the Variation Proposal, the Developer and the Tenant (acting reasonably) must attempt to agree on the terms of the Tenant Variation.
(b)If agreement cannot be reached within 5 Business Days of the notice of rejection the Tenant may refer the dispute for resolution in accordance with clause 29, and if the Tenant does not, the Tenant will be deemed to have withdrawn the Tenant Variation.
(c)If the Tenant withdraws or is deemed to have withdrawn the Tenant Variation, the Developer may recover any costs incurred pursuant to clause 20.6(b) that were notified to the Tenant under clause 20.6(b) and which were either approved by the Tenant prior to those costs being incurred or, where the matter was referred for determination in accordance with clause 20.6(b), the costs which were determined to be payable under clause 29.
20.8Savings from Tenant Variations
To avoid doubt, where, as a result of a Tenant Variation, the Developer realises any net saving in respect of the amount payable to the Builder in accordance with the Building Contract as calculated pursuant to clause 20.6(a)(1), the Developer will account to the Tenant for the whole amount of such saving minus any net additional cost to the Developer by applying any such saving as an increase in the Fitout Incentive Amount.

21Insurance
21.1Developer's insurance
(a)The Developer must maintain or procure the Builder to maintain from the commencement of the Works until the Date of Practical Completion, with a reputable insurer:
(1)a contractors' all risks policy in respect of the Works which:
(A)provides cover against physical loss or damage to the Works for their full value on a full replacement and reinstatement basis;

99114469	Agreement for Lease	page 104

(B)contains all provisions normally contained in contractors' all risks policies including a severability clause and breach of conditions clause but is not required to contain a waiver of subrogation clause in favour of the insured;
(C)includes cover for the cost of demolition and removal of debris; and
(D)includes the Tenant as a named insured under the policy.
(2)public and products liability insurance for at least [***] (for any one occurrence with regards to the public liability section and in the aggregate during the term of the policy with regards to products liability insurance) in relation to the Works which:
(A)contains all provisions normally contained in a public and products liability insurance policy including a severability clause and breach of conditions clause but is not required to contain a waiver of subrogation clause in favour of the insured; and
(B)includes the Tenant as a named insured under the policy; and
(3)any insurance required by Law in respect of all persons employed by the Developer or the Builder (as applicable) in connection with the Works.
(b)The Developer must, within a reasonable time after a request (but only once annually), give the Tenant adequate evidence, by way of a certificate of currency (which may be in the form of a certificate of currency from the Builder in respect of policies which the Developer has procured the Builder to obtain in accordance with clause 21.1(a)), of the existence and compliance of each insurance policy with the requirements of this clause 21.1(a).
(c)The Developer will take reasonable steps to procure that the insurance policies required to be effected by the Developer in accordance with clause 21.1(a) through to clause 21.1(b) include a waiver of subrogation in favour of the Tenant (if applicable, having regard to the nature of the policy), provided that the Tenant must pay to the Developer (on demand) any increase in premium or other costs payable by the Developer in connection with the provision of such waiver of subrogation.
21.2Professional indemnity insurance
The Developer must ensure that the Builder effects and maintains a professional indemnity insurance policy:
(a)for at least [***] for any one claim and in the aggregate during the term of the policy; and
(b)from the date the Builder commences to perform the Works until at least [***] after it ceases to perform the Works.
21.3Tenant’s insurance
The Tenant must comply with and cause each Tenant Contractor to comply with Schedule 28.

99114469	Agreement for Lease	page 105

22Dealings with the Land, encumbrance and assignment
22.1No party to assign
No Party may seek to assign, novate or otherwise transfer its rights or obligations under this Agreement prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
22.2Change of Control
(a)Subject to clause 22.2(b), no Change of Control with respect to a Party can occur (and no Party shall permit a Change of Control to occur with respect to that Party) prior to the Date of Practical Completion without the prior written consent of the other Parties (which may be granted or withheld in their absolute discretion).
(b)Clause 22.2(a) does not apply to a Change of Control of the Landlord that arises from a transaction or dealing which is permitted or approved under the Unitholders' Agreement that occurs in accordance with the Unitholders' Agreement or which arises from a transaction or dealing that does not breach clause 8.6 of the Unitholders' Agreement.
22.3Subcontracting
(a)Nothing in this Agreement prevents the Developer from subcontracting all or any part of the Works or other obligations under this Agreement.
(b)The Developer’s obligations under this Agreement remain unaffected notwithstanding the Developer’s subcontracting of the Works or other obligations under this Agreement.
22.4Development of the Building Management Plan
(a)For the purposes of this clause 22.4, each reference to the defined term 'Building' is to be read as having the meaning given to that term in the Lease and not the meaning given in this Agreement.
(b)The Landlord and the Tenant must work together in good faith to develop and finalise a plan, strategy and guidelines for managing the part of the Building containing the Premises (including Common Areas in those parts of the Building) (Building Management Plan) at least 3 months prior to the Date for Practical Completion.
(c)The Building Management Plan will contain details in respect of all aspects of the management of the part of the Building containing the Premises (including Common Areas in those parts of the Building) reasonably required by the Landlord and the Tenant including in relation to:
(1)all aspects of managing the asset including all Common Areas, the ground floor lobby, basement, forecourt, lift lobbies and end of trip facilities;
(2)the Emergency and Security Action and Communication Plan for the Building;
(3)the concierge services and the security services for the Building;

99114469	Agreement for Lease	page 106

(4)planned outages and planned maintenance works, including for lift maintenance;
(5)the landscaping and maintenance scope and specifications for the External Landscaped Areas (Non Occupiable);
(6)the process for selecting and appointing service contractors required to be provided by the Landlord under the Building Management Plan; and
(7)the scope and specifications for the Cleaning Service.
(d)The Landlord and the Tenant must endeavour to ensure that the Emergency and Security Action and Communication Plan documents, communicates and exercises all processes relevant to possible incidents occurring in the Building or the Premises including but not limited to fire evacuation, building lockdown (dynamic), active shooter and suspicious package.
(e)On and from the later of the date the Building Management Plan is agreed between the Landlord and the Tenant and the Date of Practical Completion, the Landlord will take reasonable steps to comply with the Building Management Plan (having regard to the nature of each aspect of the Building Management Plan and the stage of completion of the Works). This clause 22.4 merges on the Commencement Date and clause 3.7 of the Lease will apply on and from that date.

23Project Documents
23.1YHA Development Agreement
(a)The Parties acknowledge and agree that:
(1)YHA will occupy certain parts of the Building specified in the YHA Development Agreement; and
(2)the terms on which YHA will occupy that part of the Building were agreed between the Tenant and YHA prior to the date of this Agreement.
(b)Subject to clause 23.1(c), the Developer or the Landlord may vary the YHA Development Agreement or the YHA Option Deed (YHA Arrangements) but must give at least 10 Business Days’ notice to the Tenant before doing so.
(c)If the Landlord or the Developer proposes to vary the YHA Arrangements and such variation would detrimentally affect:
(1)the Tenant's rights under the Lease to use and enjoy the Common Areas or the Premises; or
(2)the use of the Premises by the Tenant for the Permitted Use,
then the Landlord or the Developer (as applicable) must not effect that variation without first obtaining the written consent of the Tenant. When requesting the Tenant's consent, the Landlord or the Developer (as applicable) must provide reasons for the proposed variation to the YHA Arrangements.
(d)If the Landlord or the Developer requests (pursuant to clause 23.1(c)) that the Tenant consent to a proposed variation to the YHA Arrangements, then the Tenant must:

99114469	Agreement for Lease	page 107

(1)not unreasonably withhold or delay its consent, provided that it will not be unreasonable for the Tenant to withhold its consent if the proposed variation would materially derogate from the Tenant's express rights under this Agreement, the Lease or the Retail Leases; and
(2)consent where the proposed variation to the YHA Arrangements is required to comply with a Project Document, any Approval or a Law.
(e)The Tenant must give reasons for withholding its consent. If the Tenant fails to:
(1)give or withhold its consent; or
(2)give reasons for withholding its consent,
within 10 Business Days of receipt of a request from the Landlord or the Developer (as applicable) pursuant to clause 23.1(c), the Tenant will be deemed to have consented to the variation.
(f)The Landlord, the Developer and the Tenant acknowledge and agree that key issues that may need to be varied under the YHA Development Agreement include: [***]
23.2No variation of Project Documents or Building Contract
The Developer or the Landlord must not without the Tenant's prior written consent vary:
(a)a Project Document or enter into new documents which are to become Project Documents; or
(b)the Building Contract,
in a manner which, or if those new documents were entered into would, prevent performance by the Landlord and the Developer of their respective obligations under this Agreement or the Lease or the Retail Leases, except that if there is a variation or a new document is required by the counterparty to the relevant Project Document consistent with the counterparty’s rights under the Project Document then clause 23.5 will apply.
23.3Subdivision Documents
(a)The Tenant acknowledges and agrees that:
(1)clause 23.5 of the PDA contemplates that:
(A)certain easements (including easements for support, services and access) may be required between the various lots created by subdivision contemplated by the PDA;
(B)the easements described in clause 23.3(a)(1)(A) must (except where otherwise agreed by the parties to the PDA, in accordance with the terms of the PDA) include those easements which fulfil the requirements contained in Schedule 12 (Easements) to the PDA; and
(C)existing easements may need to be extinguished or amended as part of the subdivision contemplated by the PDA; and
(2)the Developer will prepare and register:
(A)the Plan;
(B)the Section 88B instrument, which will include those easements which fulfil the requirements contained in Schedule 12 (Easements) to the PDA (except where otherwise agreed by the parties to the PDA, in accordance with the terms of the PDA); and

99114469	Agreement for Lease	page 108

(C)the Building Management Statement, which must not be inconsistent with the BMS Principles unless otherwise agreed by the Tenant, the Landlord and YHA, which will contain obligations, easements and restrictions in respect of the Land; and
(3)other Subdivision Documents may be required to be entered into and registered by the Developer in connection with the subdivision contemplated by the PDA.
(b)The Developer must regularly consult with the Tenant to finalise the Subdivision Documents.
(c)The Developer will provide the Tenant with a draft of any Subdivision Documents for the Tenant's approval.
(d)The Developer may provide draft Subdivision Documents to the Tenant under clause 23.3(c) on more than one occasion.
(e)The Tenant must, acting reasonably, within 15 Business Days of the receipt of any draft Subdivision Document from the Developer, either approve or, subject to clause 23.3(f), reject the relevant draft Subdivision Document.
(f)Notwithstanding any other clause in this agreement to the contrary, the Tenant must approve (and, where required, execute and provide written consents to) any draft Subdivision Document, or change to a Subdivision Document:
(1)that is not inconsistent with:
(A)the Draft Plan, in any material respect;
(B)the Subdivision Strategy;
(C)the BMS Principles;
(D)the Base Building Design Brief; and
(E)the requirements of all Laws and the requirements of any Approvals; or
(2)that is required to enable the Developer or the Landlord to obtain the State’s consent to the Subdivision Documents or any of the easements set out in the PDA; or
(3)that is required to ensure compliance with the Project Documents, Approvals or the Law.
(g)The Tenant acknowledges and agrees that an easement or other affectation comprised in the Subdivision Documents will satisfy the test set out in clause 23.3(f) if it is an Agreed Easement (as defined in the PDA) or an Easement Change (as defined in the PDA) specified in Schedule 12 of the PDA.
(h)If the Tenant rejects a draft Subdivision Document, then it must give reasons for doing so. If the Tenant fails to give reasons for rejecting a draft Subdivision Document within 15 Business Days of receipt of reasonable details of the draft Subdivision Document, the draft Subdivision Document will be deemed to be approved by the Tenant.
(i)If the Tenant rejects a draft Subdivision Document pursuant to clause 23.3(e), then the Developer may amend and re-submit that document to the Tenant and the provisions of this clause 23.3 will re-apply.
(j)If the Tenant rejects a draft Subdivision Document and the Developer is of the view that the Tenant was required to approve that Subdivision Document pursuant to clause 23.3(f), then the Developer may refer the matter for resolution pursuant to clause 29.
(k)Once a draft Subdivision Document has been approved by the Tenant, the Developer or the Landlord must not vary that Subdivision Document without first

99114469	Agreement for Lease	page 109

obtaining the Tenant’s prior approval to the proposed changes. The Tenant must act reasonably. Clauses 23.3(e) to 23.3(j) will apply in such circumstances (and each reference to a 'draft Subdivision Document' in those clauses is to be read as a reference to the relevant change to a draft Subdivision Document in respect of which the Developer is seeking the Tenant's approval).
(l)If the Tenant approves (or is determined to have approved) a draft Subdivision Document (or a change to the same), then the Tenant must promptly do all things requested by the Developer (including signing and providing to the Developer a Consent Letter in respect of that Subdivision Document) to facilitate registration of that Subdivision Document.
(m)This clause 23.3 merges on the Commencement Date.
23.4PMA
(a)The Tenant acknowledges and agrees:
(1)as at the date of this Agreement, the PMA regulates the relationship and interaction between the owners and the lessees of the land the subject of the Precinct (as defined in the PMA), which includes the Land;
(2)pursuant to certain agreements with the Adjoining Owners, certain rights and obligations of the Landlord and certain Adjoining Owners (respectively) under the PMA are suspended or released; and
(3)the agreements described in clause 23.4(a)(2) above contemplate that a new precinct management agreement (which may take the form of a building management statement) may be negotiated and entered into as between the other owners and lessees of the Precinct (or part thereof).
(b)The Tenant must, in exercising its rights and obligations under this agreement, not do anything which may place the Landlord in breach of the PMA.
(c)If a new precinct management agreement in respect of the Precinct (as defined in the PMA) is proposed to be entered into, then the Landlord will provide to the Tenant a draft of the new precinct management agreement for the Tenant's approval (New PMA).
(d)The Tenant must, act reasonably, within 15 Business Days of the receipt of the New PMA from the Developer, either approve or, subject to clause 23.4(e), reject the New PMA.
(e)Notwithstanding any other clause in this agreement to the contrary, the Tenant must approve (and, where required, execute and provide written consents to) the New PMA or any variation to the New PMA:
(1)that is not inconsistent with:
(A)the Key PMA Principles;
(B)the Base Building Design Brief; and
(C)the requirements of all Laws and the requirements of any Approvals;
(2)that is required to enable the Developer or the Landlord to obtain the State’s consent to the New PMA (or a change to the same); or
(3)that is required to ensure compliance with a Project Document, Approvals or the Law.
(f)If the Tenant rejects the New PMA, then the Tenant must give reasons for doing so. If the Tenant fails to give reasons for rejecting the New PMA within 15

99114469	Agreement for Lease	page 110

Business Days of receipt of the New PMA, the New PMA will be deemed to be approved by the Tenant.
(g)If the Tenant rejects the New PMA pursuant to clause 23.4(d), then the Developer may amend and re-submit that document to the Tenant and the provisions of this clause 23.4 will re-apply.
(h)If the Tenant rejects the New PMA and the Developer is of the view that the Tenant was required to approve the New PMA pursuant to clause 23.4(e), then the Developer may refer the matter for resolution pursuant to clause 29.
(i)Once the New PMA has been approved by the Tenant, the Developer or the Landlord must not vary the New PMA without first obtaining the Tenant’s prior approval to the proposed changes. The Tenant must act reasonably. Clauses 23.4(c) to 23.4(h) will apply in such circumstances (and each reference to the 'New PMA' in those clauses is to be read as a reference to the relevant change to the New PMA in respect of which the Developer is seeking the Tenant's approval).
(j)If the Tenant approves (or is determined to have approved) the New PMA (or a change to the same), then the Tenant must promptly do all things requested by the Developer (including signing and providing to the Developer a Consent Letter in respect of that New PMA) to facilitate (where applicable) registration of the New PMA.
(k)This clause 23.4 merges on the Commencement Date.
23.5Non-compliance with or hindrance of Project Documents
(a)Despite any other provision of this Agreement, neither the Developer nor the Landlord is required to do, or not to do, something under this Agreement (Relevant Act or Omission) where to do so would cause the Developer or the Landlord to be unable to comply with, or unreasonably hinder the performance of, any of their respective obligations under the Project Documents (Project Document Matter).
(b)If:
(1)the Developer or the Landlord (as applicable) (Relevant Party) considers that there is a Project Document Matter, the Relevant Party must notify the Tenant as soon as practicable, with details of the Relevant Act or Omission and the Project Document Matter;
(2)the Relevant Party and the Tenant must meet within 5 Business Days of the Tenant's receipt of such notice to discuss and seek to address the Relevant Party's concerns, including whether there is an alternative act or omission the Relevant Party could perform under this Agreement, the Lease, (to the extent determined under clause 41 of this Agreement) the Retail Leases or any related document to avoid the Project Document Matter;
(3)following the meeting, if the Tenant does not agree that there is a Project Document Matter, the Relevant Party may refer the matter to the Independent Certifier for determination as to whether the Relevant Act or Omission gives rise to a Project Document Matter. The Developer will not be in breach of any provisions of this Agreement to which the Relevant Act or Omission relates whilst the Independent Certifier is making its determination; and
(4)to the extent that the Tenant agrees (or it is determined) that the Relevant Act or Omission gives rise to a Project Document Matter:
(A)if the Relevant Party has an ability under the relevant Project Document to seek the consent of the counterparty to the relevant Project Document to avoid the Project Document

99114469	Agreement for Lease	page 111

Matter and perform the Relevant Act or Omission, clause 23.5(c)(1) will apply; or
(B)where clause 23.5(b)(4)(A) does not apply, the Relevant Party shall not be required to perform the Relevant Act or Omission and the Relevant Party will not be in breach of this Agreement in respect of such non-performance.
(c)Without limiting clause 23.5(b), where the consent of a counterparty to a Project Document is required for the Relevant Party to give an approval or consent, or to perform a Relevant Act or Omission, under this Agreement, the Relevant Party must:
(1)promptly request and use its reasonable endeavours to obtain that consent in accordance with the terms of the relevant Project Document (if applicable). The Relevant Party is not required to dispute the relevant counterparty's determination; and
(2)if the relevant counterparty under the Project Document has not responded to the Relevant Party's request for consent within the relevant time for giving an approval or consent under this Agreement, or to perform the Relevant Act or Omission under this Agreement, the Relevant Party shall not be required to give the approval or consent, or to perform the Relevant Act or Omission, and the Relevant Party will not be in breach of this Agreement in respect of such non-performance provided the Relevant Party has taken all reasonable steps to obtain a response within the relevant time.
(d)The Tenant acknowledges that under the PDA, the Developer:
(1)must not use (and must procure that any sublicensees do not use) any part of the Land for any purpose other than as provided in paragraph 1 of the Construction Licence (as defined in the PDA) granted pursuant to clause 16.2 of the PDA; and
(2)may not (and must procure that any sublicensees do not) do anything in or around any part of the Land which may constitute a breach of the Developer’s obligation under the Codes and Standards.
(e)The Tenant must not, and must procure that the Tenant's Agents do not, by any act or omission cause the Developer to be in breach of the obligations referred to in clause 23.5(d).
(f)The Tenant:
(1)acknowledges and agrees that when it performs, or the Tenant's Agents perform, the Tenant Works, the Tenant or the Tenant's Agents (as applicable) constitute 'Developer's Employees and Agents' (as defined in the PDA) for the purposes of the PDA;
(2)acknowledges where 'Developer's Employees and Agents' is referred to in the PDA and the obligations imposed on:
(A)the Developer's Employees and Agents in the PDA; and
(B)the Developer in respect of the Developer's Employees and Agents in the PDA,
(Developer PDA Obligations);
(3)acknowledges that the provisions of the PDA which apply to the ‘Works’ and 'Works Portion' (each as defined in the PDA) will also apply to the Tenant Works, except to the extent that clause 15.9 of the PDA provides that they do not apply (Tenant Works PDA Provisions);

99114469	Agreement for Lease	page 112

(4)acknowledges the indemnities provided by the Developer under clauses 24.9(d), 25.3(a)(vii), 26.4, 26.8 and 41.2(a) of the PDA (PDA Indemnities);
(5)will be fully responsible for and vicariously liable to the Developer for all acts, omissions and defaults of the Tenant or the Tenant's Agents in undertaking the Tenant Works;
(6)indemnifies the Developer from and against:
(A)any liability or Loss, incurred or suffered by the Developer; or
(B)any Claim (as defined under the PDA) against the Developer, to the extent that such liability, Loss or Claim (as defined under the PDA) was caused or contributed to by or arises out of or in connection with:
(C)the acts, omissions and defaults referred to in clause 23.5(f)(5);
(D)the PDA Indemnities;
(E)a breach of the Developer PDA Obligations; or
(F)a breach of the Tenant Works PDA Provisions,
(PDA Loss), to the extent such PDA Loss is caused or contributed to by the Tenant Works, the Tenant or the Tenant's Agents, including in accessing the PDA Land or performing the Tenant Works, but excluding Consequential Loss;
(7)agrees to pay the Developer on demand a sum equal to any liability, Loss or cost of the kind referred to in clause 23.5(f)(6) incurred by the Developer including legal costs on a full indemnity basis or solicitor and own client basis, whichever is the higher, subject to receipt of written evidence that the liability, Loss or cost has been or will be incurred; and
(8)agrees that the indemnity in clause 23.5(f)(6) survives the termination of this Agreement.
(g)The Parties' rights and obligations under this Agreement must be read subject to this clause 23.5.

24Developer Guarantee
24.1Consideration
Each Guarantor acknowledges that the Tenant is acting in reliance on the Guarantor incurring obligations and giving rights under this clause 24.
24.2Guarantee
(a)The Performance Guarantor unconditionally and irrevocably guarantees to the Tenant the due and punctual performance and observance by the Developer of the Guaranteed Obligations, other than the payment of Guaranteed Money. If the Developer does not perform or observe the Guaranteed Obligations and in accordance with the provisions of this Agreement, then the Performance

99114469	Agreement for Lease	page 113

Guarantor agrees to perform and observe the Guaranteed Obligations for the benefit of the Tenant on demand from the Tenant (whether or not demand has been made by the Tenant on the Developer). A demand may be made at any time and from time to time.
(b)The Financial Guarantor unconditionally and irrevocably guarantees to the Tenant the due and punctual payment by the Developer of the Guaranteed Money. If the Developer does not pay the Guaranteed Money in accordance with the provisions of this Agreement, then the Financial Guarantor agrees to pay the Guaranteed Money to the Tenant on demand from the Tenant (whether or not demand has been made by the Tenant on the Developer). A demand may be made at any time and from time to time.
24.3Indemnities
Whether or not the Tenant exercises any rights it may have under clause 28.1, and without being affected by the exercise of any such rights:
(a)the Performance Guarantor unconditionally and irrevocably indemnifies the Tenant against any Loss the Tenant suffers because:
(1)the liability to perform or observe the Guaranteed Obligations is unenforceable in whole or in part as a result of lack of capacity, power or authority or improper exercise of power or authority;
(2)the Guaranteed Obligations are not or have never been enforceable against the Performance Guarantor or are not capable of observance, performance or compliance in full because of any other circumstance whatsoever including any transaction relating to the Guaranteed Obligations being void, voidable or unenforceable and whether or not the Tenant knew or should have known anything about that transaction; or
(3)the Developer does not observe, perform or comply with (whether full or in part) the Guaranteed Obligations; and
(b)the Financial Guarantor unconditionally and irrevocably indemnifies the Tenant against any Loss the Tenant suffers because:
(1)an Insolvency Event occurs in respect of the Developer; or
(2)the Guaranteed Obligations to pay the Guaranteed Money are not or have never been enforceable against the Financial Guarantor or are not capable of observance, performance or compliance in full because of any other circumstance whatsoever including any transaction relating to the Guaranteed Obligations to pay Guaranteed Money being void, voidable or unenforceable and whether or not the Tenant knew or should have known anything about that transaction.
24.4Guarantor as principal debtor
The Financial Guarantor as principal debtor agrees to pay to the Tenant on demand a sum equal to the amount of any loss described in clause 24.3.
24.5Extent of guarantee and indemnity
The guarantee provided in clause 24.2 and the indemnities provided in clause 24.3 are continuing security and extend to all of the Guaranteed Obligations and other money payable under this Agreement. Subject to clause 24.12, the Guarantors waive any right they have of first requiring the Tenant to commence proceedings or enforce any other right against the Developer or any other person before claiming from the Guarantors under this Agreement.

99114469	Agreement for Lease	page 114

24.6Preservation of Tenant’s rights
The liabilities under this Agreement of the Guarantors as a guarantor or an indemnifier and the rights of the Tenant under this Agreement are not affected by anything which might otherwise affect them at Law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):
(a)the Tenant or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with, or wholly or partially releasing, the Developer, any other indemnifier or another person in any way;
(b)laches, acquiescence, delay, acts, omissions or mistakes on the part of the Tenant or another person or both the Tenant and another person;
(c)any variation or novation of a right of the Tenant or another person, or material alteration of this Agreement, in respect of the Developer, a Guarantor or another person;
(d)the transaction of business, expressly or impliedly, with, for or at the request of the Developer, a Guarantor or another person;
(e)changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise, whether or not a Guarantor or another person was a member;
(f)a security interest being void, voidable or unenforceable;
(g)a person dealing in any way with a security interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);
(h)the death of any person or an Insolvency Event occurring in respect of any person;
(i)a change in the legal capacity, rights or obligations of a person;
(j)the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;
(k)a judgment against the Developer or another person;
(l)the receipt of a dividend after an Insolvency Event occurs in respect of a person or the payment of a sum or sums into the account of the Developer or another person at any time (whether received or paid jointly, jointly and severally or otherwise);
(m)any part of the Guaranteed Obligations being irrecoverable;
(n)the acceptance of repudiation or other termination in connection with the Guaranteed Obligations;
(o)the invalidity or unenforceability of an obligation or liability of a person other than the Guarantor;
(p)invalidity or irregularity in the execution of this Agreement by any Guarantor or any deficiency in or irregularity in the exercise of the powers of any Guarantor to enter into or observe its obligations under this Agreement;
(q)any obligation of the Developer or any other Guarantor being discharged by operation of Law or otherwise; or
(r)property secured under a security interest being forfeited, extinguished, surrendered, resumed or determined.

99114469	Agreement for Lease	page 115

24.7Liabilities not affected
The liability of a Guarantor under this Agreement is not affected:
(a)because any other person who was intended to enter into this Agreement, or otherwise become a co-surety or co-indemnifier for payment of the Guaranteed Obligations or other money payable under this Agreement has not done so or has not done so effectively; or
(b)because a person who is a co-surety or co-indemnifier for payment of the Guaranteed Obligations or other money payable under this Agreement is discharged under an agreement or under statute or a principle of Law or equity.
24.8Suspension of Guarantor’s rights
Subject to clause 24.12, as long as the Guaranteed Obligations or other money payable under this Agreement remains unpaid, the Guarantors cannot without the consent of the Tenant:
(a)in reduction of their liability under this Agreement, raise a defence, set-off or counterclaim available to them, the Developer or a co-surety or co-indemnifier against the Tenant or claim a set-off or make a counterclaim against the Tenant;
(b)make a claim or enforce a right (including, without limitation, an encumbrance) against the Developer or any other Guarantor or against their estate or property;
(c)prove in competition with the Tenant if an Insolvency Event occurs in respect of the Developer or any other Guarantor whether in respect of an amount paid by a Guarantor under this Agreement, in respect of another amount (including the proceeds of a security interest) applied by the Tenant in reduction of the Guarantors' liability under this Agreement, or otherwise; or
(d)claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a security interest or guarantee or a share in it now or subsequently held for the Guaranteed Obligations or other money payable under this Agreement.
24.9Other securities and obligations of Guarantor
The Tenant’s rights under this Agreement are additional to and do not merge with or affect and are not affected by:
(a)any security interest now or subsequently held by the Tenant from the Developer, a Guarantor or any other person; or
(b)any other obligation of a Guarantor to the Tenant,
notwithstanding any rule of Law or equity or any statutory provision to the contrary.
24.10Reinstatement of Tenant’s rights
If a claim is made that all or part of a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Guaranteed Obligations or other money payable under this clause is void or voidable under Law relating to an Insolvency Event or the protection of creditors or for any other reason and the claim is upheld, conceded or compromised, then:
(a)the Tenant is entitled immediately as against the relevant Guarantor to the rights in respect of the Guaranteed Obligations or other money payable under this Agreement to which it would have been entitled if all or that part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and

99114469	Agreement for Lease	page 116

(b)promptly on request from the Tenant, the Guarantors agree to do any act and sign any document to restore to the Tenant any security interest or guarantee held by it from a Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.
24.11Application of money
The Tenant may apply money paid by the Developer or the Developer’s estate, or a Guarantor or otherwise towards satisfaction of the Guaranteed Obligations and other money payable under this Agreement in the manner it sees fit.
24.12Limitation of liability
Notwithstanding anything else in this Agreement:
(a)the maximum aggregate liability of the Performance Guarantor arising out or in connection with this Agreement:
(1)will not exceed the liability which the Performance Guarantor would have had to the Tenant in respect of the Guaranteed Obligations, if the Performance Guarantor had been named in the Agreement as being jointly and severally liable with the Developer to the Tenant; and
(2)is subject to the limitations, exclusions, indemnities, defences which may be available to the Developer under the Agreement or any applicable Law;
(b)the maximum aggregate of the liability of the Financial Guarantor arising out of or in connection with this Agreement:
(1)will not exceed the liability which the Financial Guarantor would have had to the Tenant in respect of the payment of the Guaranteed Money, if the Financial Guarantor had been named in this Agreement as being jointly and severally liable with the Developer to the Tenant; and
(2)is subject to the limitations, exclusions, indemnities, defences which may be applicable to the Developer under this Agreement or any applicable Law;
(c)nothing in this Agreement is intended to render the Performance Guarantor or the Financial Guarantor (as applicable) liable for the same loss twice for the one breach of the Developer's obligation to pay the Guaranteed Money or perform the Guaranteed Obligations under this Agreement and the Tenant may not seek to recover under this clause 24 to the extent that it has recovered for the same loss for the same breach by the Developer to perform the Guaranteed Obligations or pay the Guaranteed Money (as applicable).
24.13No Claim
The Tenant agrees that:
(a)it will not be entitled to make any claim against the Developer and releases and waives any entitlement it has to make a claim against the Developer in respect of any Loss arising out of or in connection with this Agreement to the extent that the Loss has been recovered by the Landlord under the Development Deed or the Lease; and
(b)    in no circumstance will it be entitled to recover the same Loss twice.

99114469	Agreement for Lease	page 117

25Tenant Guarantee
25.1Consideration
The Atlassian Guarantor gives this guarantee and indemnity in return for the Developer agreeing to enter into this Agreement at the request of the Atlassian Guarantor. The Atlassian Guarantor acknowledges that the Developer is acting in reliance on the Atlassian Guarantor incurring obligations and giving rights under this clause 25.
25.2Guarantee
The Atlassian Guarantor unconditionally and irrevocably guarantees to the Developer the due and punctual performance and observance by the Tenant of the Tenant’s obligations under this Agreement (Tenant Obligations). If the Tenant does not perform or observe the Tenant Obligations in accordance with the provisions of this Agreement, then the Atlassian Guarantor agrees to perform and observe the Tenant Obligations for the benefit of the Developer on demand from the Developer (provided the Developer has first made a written demand on the Tenant to perform those Tenant Obligations which has not been satisfied by the Tenant within 10 Business Days after the demand being made). A demand may be made at any time and from time to time.
25.3Indemnities
Whether or not the Developer exercises any rights it may have under clause 28.3, and without being affected by the exercise of any such rights, the Atlassian Guarantor unconditionally and irrevocably indemnifies the Developer against any Loss the Developer suffers because:
(a)the liability to perform or observe the Tenant Obligations are unenforceable against the Tenant in whole or in part as a result of lack of capacity, power or authority or improper exercise of power or authority;
(b)the Tenant does not observe, perform or comply with (whether full or in part) the Tenant Obligations after written demand to perform them has been made on the Tenant;
(c)an Insolvency Event occurs in respect of the Tenant; or
(d)the Tenant Obligations are not or have never been enforceable against the Atlassian Guarantor or are not capable of observance, performance or compliance in full because of any other circumstance whatsoever including any transaction relating to the Tenant Obligations being void, voidable or unenforceable and whether or not the Developer knew or should have known anything about that transaction.
25.4Atlassian Guarantor as principal debtor
The Atlassian Guarantor as principal debtor agrees to pay to the Developer on demand a sum equal to the amount of any Loss described in clause 25.3, subject to this clause 25.
25.5Extent of guarantee and indemnity
The guarantee provided in clause 25.2 and the indemnities provided in clause 25.3 are a continuing security and extend to all of the Tenant Obligations. The Atlassian Guarantor

99114469	Agreement for Lease	page 118

waives any right it has of first requiring the Developer to commence proceedings or enforce any other right against the Tenant or any other person before claiming from the Atlassian Guarantor under this Agreement other than the Developer having first made written demand on the Tenant to perform those Tenant Obligations which demand has not been satisfied by the Tenant within 10 Business Days after the demand being made.
25.6Preservation of Developer’s rights
The liabilities under this Agreement of the Atlassian Guarantor as a guarantor under clause 25.2 or an indemnifier under clause 25.3 and the rights of the Developer under this Agreement are not affected by anything which might otherwise affect them at Law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):
(a)the Developer or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with, or wholly or partially releasing, the Tenant, any other indemnifier or another person in any way;
(b)laches, acquiescence, delay, acts, omissions or mistakes on the part of the Developer or another person or both the Developer and another person;
(c)any variation or novation of a right of the Developer or another person, or material alteration of this Agreement, in respect of the Tenant, the Atlassian Guarantor or another person;
(d)the transaction of business, expressly or impliedly, with, for or at the request of the Tenant, the Atlassian Guarantor or another person;
(e)changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise, whether or not the Atlassian Guarantor or another person was a member;
(f)a security interest being void, voidable or unenforceable;
(g)a person dealing in any way with a security interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);
(h)the death of any person or an Insolvency Event occurring in respect of any person;
(i)a change in the legal capacity, rights or obligations of a person;
(j)the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;
(k)a judgment against the Tenant or another person;
(l)the receipt of a dividend after an Insolvency Event occurs in respect of a person or the payment of a sum or sums into the account of the Tenant or another person at any time (whether received or paid jointly, jointly and severally or otherwise);
(m)any part of the Tenant Obligations being irrecoverable;
(n)the acceptance of repudiation or other termination in connection with the Tenant Obligations;
(o)the invalidity or unenforceability of an obligation or liability of a person other than the Atlassian Guarantor;
(p)invalidity or irregularity in the execution of this Agreement by the Atlassian Guarantor or any deficiency in or irregularity in the exercise of the powers of the

99114469	Agreement for Lease	page 119

Atlassian Guarantor to enter into or observe its obligations under this Agreement;
(q)any obligation of the Tenant being discharged by operation of Law or otherwise; or
(r)property secured under a security interest being forfeited, extinguished, surrendered, resumed or determined.
25.7Suspension of Atlassian Guarantor’s rights
As long as the Tenant Obligations remain unperformed or other money payable under this Agreement remains unpaid, the Atlassian Guarantor cannot without the consent of the Developer:
(a)in reduction of their liability under this Agreement, raise a defence, set-off or counterclaim available to them, the Tenant or a co-surety or co-indemnifier against the Developer or claim a set-off or make a counterclaim against the Developer;
(b)make a claim or enforce a right (including, without limitation, an encumbrance) against the Tenant or against their estate or property;
(c)prove in competition with the Developer if an Insolvency Event occurs in respect of the Tenant whether in respect of an amount paid by the Atlassian Guarantor under this Agreement, in respect of another amount (including the proceeds of a security interest) applied by the Developer in reduction of the Atlassian Guarantor’s liability under this Agreement, or otherwise; or
(d)claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a security interest or guarantee or a share in it now or subsequently held for the Tenant Obligations.
25.8Other securities and obligations of Atlassian Guarantor
The Developer’s rights under this Agreement are additional to and do not merge with or affect and are not affected by:
(a)any security interest now or subsequently held by the Developer from the Tenant, the Atlassian Guarantor or any other person; or
(b)any other obligation of the Atlassian Guarantor to the Developer, notwithstanding any rule of Law or equity or any statutory provision to the contrary.
25.9Reinstatement of Tenant’s rights
If a claim is made that all or part of a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Tenant Obligations is void or voidable under Law relating to an Insolvency Event or the protection of creditors or for any other reason and the claim is upheld, conceded or compromised, then:
(a)the Developer is entitled immediately as against the Atlassian Guarantor to the rights in respect of the Tenant Obligations to which it would have been entitled if all or that part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and
(b)promptly on request from the Developer, the Atlassian Guarantor agrees to do any act and sign any document that is strictly required to restore to the Developer any security interest or guarantee held by it from the Atlassian Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.

99114469	Agreement for Lease	page 120

25.10Application of money
The Developer may apply money paid by the Tenant or the Tenant’s estate, or the Atlassian Guarantor or otherwise towards satisfaction of the Tenant Obligations in the manner it sees fit.
25.11Replacement of Tenant Parent Company Guarantee
(a)If the Tenant Corporate Structure undergoes a restructure, provided the Tenant has complied with this Agreement in respect of such restructure, the Tenant may deliver to the Developer a replacement Tenant Parent Company Guarantee on terms identical to this clause 25 from, and duly executed by, the Tenant's ultimate listed parent entity.
(b)With effect on the date the replacement guarantee which complies with the requirements of clause 25.11(a) is delivered to the Developer, the Atlassian Guarantor is released from all future obligations under the Tenant Parent Company Guarantee arising after that date and without limiting the effectiveness of that release, the Developer agrees to promptly execute any documentation reasonably required by the Tenant or the Atlassian Guarantor in order to more fully document that release.
25.12Limitation of liability
Notwithstanding anything else in this Agreement:
(a)the maximum aggregate liability of the Atlassian Guarantor arising out or in connection with this Agreement:
(1)will not exceed the liability which the Atlassian Guarantor would have had to the Developer in respect of the Tenant Obligations, if the Atlassian Guarantor had been named in the Agreement as being jointly and severally liable with the Tenant to the Developer; and
(2)is subject to the limitations, exclusions, indemnities, defences which may be available to the Tenant under the Agreement or any applicable Law;
(b)nothing in this Agreement is intended to render the Atlassian Guarantor liable for the same loss twice for the one breach of the Tenant's obligation to perform the Tenant Obligations under this Agreement and the Developer may not seek to recover under this clause 25 to the extent that it has recovered for the same loss for the same breach by the Tenant to perform the Tenant Obligations.

26Bank bond/guarantee
26.1Provision of Performance Bonds by the Tenant
On or before satisfaction of the Condition Precedent, the Tenant must provide the Developer with, and must maintain until expiry of the period in clause 26.4, the Performance Bond as security for performance of the Tenant’s obligations under this Agreement.

99114469	Agreement for Lease	page 121

26.2Recourse
(a)Where a Tenant Event of Default occurs under clause 28.3, the Developer may exercise its rights under the Performance Bond.
(b)Prior to exercising any rights pursuant to clause 26.2(a), the Developer must provide to the Tenant not less than 5 Business Days’ notice stating:
(1)that it is a notice of proposed recourse against the Performance Bonds pursuant to clause 26.2; and
(2)the details of the relevant Tenant Event of Default.
(c)The Tenant must not take any steps to injunct or otherwise restrain the Developer from calling on the Performance Bond.
(d)The Tenant's sole remedy if the Developer calls on the Performance Bond when the Developer may not do so under this Agreement, will be the return of the amounts called.
(e)This clause 26.2 survives termination of this Agreement.
26.3Replacement of Performance Bond
(a)If a Performance Bond provided by the Tenant will expire before the date which is 10 Business Days after the end of the period in clause 26.4, the Tenant must provide to the Developer in exchange for the expiring Performance Bond a replacement Performance Bond at least 20 Business Days before that expiry date as security for performance of the Tenant’s obligations under this Agreement.
(b)If the Tenant does not comply with clause 26.3(a), the Developer may call on the Performance Bond and hold the funds as a security deposit which can be drawn down on in accordance with clause 26.2.
26.4Release of Performance Bond
The Developer must return to the Tenant the Performance Bond or the funds held as a security deposit where clause 26.3(b) applies (or part thereof remaining if the Developer has had recourse to some but not all of the Performance Bond or the security deposit) by the earlier of:
(a)30 Business Days after the Commencement Date; and
(b)5 Business Days after the date of termination or end of this Agreement for any reason other than the Tenant’s default.

27Risk
27.1Risk of loss or damage
(a)If the Works are damaged or destroyed prior to the Date of Practical Completion and:
(1)the damage or destruction is not covered by the Developer’s insurance policy referred to in clause 21.1(a)(1); or

99114469	Agreement for Lease	page 122

(2)the estimated time to reinstate or repair as determined by the Developer would exceed 6 months, then on or before 40 Business Days after the date of damage or destruction the Developer must serve a notice on the Tenant advising that the Developer:
(3)does not intend to repair the damage or destruction; or
(4)intends to repair the damage or destruction.
(b)If the Developer serves a notice under clause 27.1(a)(3):
(1)either the Tenant or the Developer may terminate this Agreement by notice in writing to the other Parties; and
(2)the Developer is entitled to keep all insurance proceeds that relate to the Works.
(c)If the Developer serves a notice under clause 27.1(a)(4), then the Developer must repair the damage or destruction as soon as reasonably practicable.
27.2Consequential Loss
(a)The exclusions of Consequential Loss in clauses 9.7(a) and 23.5(f)(6) do not operate to limit or restrict the Tenant's liability in respect of Consequential Loss:
(1)to the extent that the liability is for any costs or expenses incurred by an Indemnified Person in providing transport services (including replacement and alternative transport services);
(2)to the extent included in any interest payable under clause 35.4;
(3)to the extent that the Tenant:
(A)has recovered from a third party (including any subcontractor and whether by way of indemnity or otherwise); or
(B)would have recovered from a third party, had it diligently pursued a claim against the third party, provided that the Tenant is not required to pursue such a claim where the cost of doing so would be disproportionate to the amount reasonably expected to be recovered by the Tenant, an amount in respect of that liability;
(4)to the extent that the Tenant:
(A)recovers in relation to the liability under an insurance policy required to be held under this Agreement; or
(B)would have been recovered in relation to the liability under an insurance policy required to be held under this Agreement but for a failure by the Tenant to maintain the insurances (for which it is responsible) under this Agreement;
(5)arising from any illegal or unlawful acts or fraud on the part of the Tenant or the Tenant's Agents;
(6)arising from wilful misconduct on the part of the Tenant or the Tenant's Agents; or
(7)to the extent to which, by Law, the Parties cannot limit or contract out of such liability.
(b)The exclusion of Consequential Loss in clause 9.7(e) does not operate to limit or restrict the Developer's liability in respect of Consequential Loss:

99114469	Agreement for Lease	page 123

(1)to the extent that the liability is for any costs or expenses incurred by an Indemnified Person in providing transport services (including replacement and alternative transport services);
(2)to the extent included in any interest payable under clause 35.4;
(3)to the extent that the Developer:
(A)has recovered from a third party (including any subcontractor and whether by way of indemnity or otherwise); or
(B)would have recovered from a third party, had it diligently pursued a claim against the third party, provided that the Developer is not required to pursue such a claim where the cost of doing so would be disproportionate to the amount reasonably expected to be recovered by the Developer, an amount in respect of that liability;
(4)to the extent that the Developer:
(A)recovers in relation to the liability under an insurance policy required to be held under this Agreement; or
(B)would have recovered in relation to the liability under an insurance policy required to be held under this Agreement but for a failure by the Developer to maintain the insurances (for which it is responsible) under this Agreement;
(5)arising from any illegal or unlawful acts or fraud on the part of the Developer or the Developer's Agents;
(6)arising from wilful misconduct on the part of the Developer or the Developer's Agents; or
to the extent to which, by Law, the Parties cannot limit or contract out of such liability.

28Default
28.1Developer Event of Default
(a)A Developer Event of Default occurs if:
(1)an Insolvency Event occurs in respect of the Developer, the Landlord or a Developer’s Guarantor;
(2)the Developer or the Landlord repudiates its obligations under this Agreement; or
(3)the Developer commits a Fundamental Breach of this Agreement and does not rectify the breach within 20 Business Days of receiving notice of the breach from the Tenant.
(b)If a Developer Event of Default occurs (other than a Developer Event of Default under clause 28.1(a)(1)), the Tenant may give the Developer a written notice which:
(1)specifies the Developer Event of Default; and

99114469	Agreement for Lease	page 124

(2)directs the Developer to remedy the Developer Event of Default within a reasonable period specified by the Tenant in the notice (Developer Cure Period).
(c)If the Tenant gives notice of a Developer Event of Default under clause 28.1(b), the Developer must remedy the Developer Event of Default or overcome its effects within the Developer Cure Period.
(d)The parties agree that where the Developer Event of Default relates to non-payment of an amount payable to the Tenant under this Agreement, 10 Business Days is a reasonable period to be nominated as the Developer Cure Period.
28.2Termination for Developer default
The Tenant may terminate this Agreement:
(a)if a Developer Event of Default occurs under clause 28.1(a)(1);
(b)pursuant to clause 28.5 if the Developer is removed and a replacement not appointed; or
(c)if any other Developer Event of Default occurs and such default has not been rectified or its effects overcome (or reasonable compensation paid) within the Developer Cure Period.
28.3Tenant Event of Default
A Tenant Event of Default occurs if:
(a)an Insolvency Event occurs in respect of the Tenant or the Atlassian Guarantor;
(b)the Tenant repudiates its obligations under this Agreement; or
(c)the Tenant fails to pay any money when due under this Agreement and such failure is not rectified within 10 Business Days after receipt of a notice from the Developer for payment of such money.
28.4Developer right to terminate
(a)The Developer may terminate this Agreement immediately by notice:
(1)if a Tenant Event of Default occurs under clause 28.3(a); or
(2)if a Tenant Event of Default occurs under clause 28.3(b) or 28.3(c) and such default has not been rectified or its effects overcome (or reasonable compensation paid) within a reasonable time being not less than 10 Business Days with regard to the nature of the Tenant Event of Default of the notice of breach being given to the Tenant (Tenant Cure Period).
(b)The parties agree that where the Tenant Event of Default relates to non-payment of an amount payable to the Developer under this Agreement, 10 Business Days is a reasonable period to be nominated as the Tenant Cure Period.
28.5Termination for failure to replace Developer
If the Developer is removed from the role of Developer pursuant to the Development Deed and a replacement Developer has not been nominated or appointed and taken a novation of the Developer’s rights and obligations under this Agreement on terms acceptable to the Tenant, the Developer and the incoming party (each acting reasonably) and in accordance with the timing in the Development Deed, then if the Landlord under the Development Deed has elected to terminate the Development Deed, this Agreement

99114469	Agreement for Lease	page 125

will also terminate and no party shall have any further obligations to the other under this Agreement after the date of that termination, except with respect to any pre-existing breach.

29Dispute Resolution
29.1Dispute resolution procedure
The Parties acknowledge that in the event of a Dispute occurring between the Parties, the relevant Parties will first endeavour, in good faith, to resolve the Dispute between them in the manner set out in this clause. Despite the existence of a Dispute, each Party must continue to perform this Agreement.
29.2Resolution by senior executives
If the relevant Parties do not resolve the Dispute within 5 Business Days (or a shorter time having regard to the nature of the dispute) of the Dispute arising, the Dispute will be immediately referred to a specially convened meeting of the senior executives or representatives nominated by each relevant Party.
29.3Appointment of Expert
If the senior executives fail to resolve the Dispute within 10 Business Days of the meeting, the relevant Parties:
(a)must attempt to agree on the appointment of a person (Expert) to determine the Dispute; and
(b)if the relevant Parties cannot agree on an Expert within 5 Business Days, any of the relevant Parties may request that the Chair of the Resolution Institute to appoint the Expert.
29.4Expert determination
Upon the Expert being appointed under clause 29.3 and accepting that appointment, the relevant Parties must direct the Expert to make a determination in relation to the Dispute within 20 Business Days of the appointment, unless the Expert requests more time to make their decision, which request the relevant Parties cannot unreasonably refuse. The Expert must give a written decision including reasons.
29.5Submissions
The relevant Parties may make written submissions to the Expert. If a Party makes a written submission, it must give the other relevant Parties a copy. The relevant Parties must give every assistance reasonably requested by the Expert (including providing documents and information).
29.6Expert not arbitrator
The Expert must act independently and make a decision acting as an expert and not as an arbitrator and in accordance with the Law of New South Wales.

99114469	Agreement for Lease	page 126

29.7Expert's decision
Unless:
(a)there is manifest error of law or fraud;
(b)the dispute relates to a monetary Claim that is in excess of [***]; or
(c)the Expert's decision requires a party to pay in excess of [***], the Expert's decision is final and binding on the relevant Parties.
29.8Costs
The relevant Parties must equally share the Expert’s costs.
29.9Summary or injunction relief
Nothing in this clause 29 will prejudice the right of a Party to institute proceedings to seek urgent injunction or declaratory relief.
29.10Joinder to other disputes
(a)Where there is a common law question of Law or fact in relation to a dispute under this Agreement which is also being determined under a dispute process under another Project Document or the Building Contract, each Party to the dispute under this Agreement consents to consolidation of the dispute determination processes where that is permitted under the other Project Document or the Building Contract.
(b)Each Party to the dispute consents to the joinder of any third party with an interest in a dispute to any dispute which has been consolidated in accordance with clause 29.10(a).

30Notices
30.1General
(a)In this Agreement, reference to notice means notice in writing, and is addressed to the Party to whom it is being given.
(b)A notice, consent or other communication that complies with this clause is regarded as given and received:
(1)if by delivery in person, when delivered to the addressee;
(2)if by express post, 3 Business Days from and including the date of postage; or
(3)subject to clause 30.2 if by email, when the email (including any attachment) comes to the attention of the recipient or a person acting on its behalf.
(c)A Party’s address and email address are those set out below that Party’s name in the relevant Item in the Reference Schedule, or as the person notifies the sender in writing.

99114469	Agreement for Lease	page 127

(d)Any notice or other writing served by the Developer is valid and effective if signed by the Developer or solicitor of the Developer.
(e)If any notice or other writing is served on a day which is not a Business Day or is after 5.00 pm it is deemed to be served on the next Business Day.
30.2Notices by electronic means
(a)Notwithstanding clause 30.1(b)(3), notices under clause 28 must not be served by email.
(b)The Developer and the Tenant agree that, except for notices under clause 28, notices, consents or other communication in relation to the Base Building Works or the Fitout Works:
(1)may be given by the Builder on behalf of the Developer; and
(2)may be given by via the Developer’s document management system (Aconex) and will be deemed to have been received by the Tenant when the Tenant’s Representative receives a notification from the document management system.

31Representations and warranties
31.1Reciprocal warranties
Each Party represents and warrants:
(a)it has power to enter into this Agreement and observe its obligations under this Agreement;
(b)it has in full force and effect the authorisations necessary to enter into this Agreement, observe obligations under it and allow it to be enforced;
(c)its obligations under this Agreement are valid, binding and enforceable against it in accordance with their terms;
(d)this Agreement does not contravene:
(1)its constituent documents (when the Party is a body corporate); or
(2)any Law, regulation or official directive; or
(3)any of its obligations or undertakings by which it or any of its assets are bound;
(e)this Agreement does not cause a limitation on its powers or (when the Party is a body corporate) the powers of its directors to be exceeded; and
(f)other than as disclosed, it does not enter into this Agreement as trustee or agent.

99114469	Agreement for Lease	page 128

32Confidentiality and publicity
32.1Confidentiality of this Agreement
(a)Subject to clause 32.1(b), each Party must keep the terms of this Agreement confidential.
(b)The Developer, Landlord or the Tenant may only make any disclosure in relation to this Agreement:
(1)with the consent of the other two relevant Parties;
(2)to a professional adviser, financial adviser, insurer, rating agency, financier, auditor, prospective assignee or assignee or prospective investors or investors if that person is obliged to keep the information disclosed confidential;
(3)to the extent required to comply with any Law or a requirement of a regulatory body (including any relevant stock exchange);
(4)to any of its employees or officers to whom it is necessary to disclose the information;
(5)in connection with any legal or arbitral proceedings under or in relation to this Agreement;
(6)to obtain the consent of a third party to a term of, or to an act under, this Agreement;
(7)to a Related Body Corporate, as long as it advises that related body corporate of the confidential nature of the terms of this Agreement;
(8)if the information disclosed has come into the public domain through no fault of the disclosing Party (or its employees, officers or related bodies corporate) making the disclosure;
(9)to the Builder, provided the Tenant approves the form of any information given to the Builder and provided the Builder is obliged to keep the information disclosed confidential, other than:
(A)where the Builder is required to disclose the information by Law; or
(B)where the disclosure of information by the Builder is reasonably necessary for the Builder to perform the Works, provided the person to whom the Builder discloses the information agrees to be bound by the same confidentiality obligations as described in this clause 32.1(b)(9); or
(10)to any potential purchaser, financier or mortgagee of the Landlord, Tenant or the Developer.
32.2Publicity
(a)The Developer, Landlord or the Tenant may only make press or other announcements or releases relating to this Agreement and the transactions the subject of this Agreement with the approval of the other relevant Parties to the form and manner of the announcement or release, unless and to the extent that the announcement or release is required to be made by:

99114469	Agreement for Lease	page 129

(1)the relevant Party by Law or by a regulator; or
(2)the Developer under a Project Document,
in which case the approval of the other relevant Parties is not required.
(b)The Atlassian Guarantor and the Guarantors may only make press or other announcements or releases relating to this Agreement and the transactions the subject of this Agreement to the extent that the announcement or release is required to be made by the relevant Party by Law or by a regulator.

33Costs, charges and expenses
33.1Costs of negotiation
Each Party must pay its own costs, charges and expenses in connection with the negotiation, preparation, execution and completion of this Agreement, the Lease and the Retail Leases.
33.2Stamp duty and registration fees
The Tenant shall be responsible for all stamp duty on this Agreement, the Lease and the Retail Leases, including any fees and fines, penalties and interest in respect of such stamp duty and registration fees on the Lease and the Retail Leases.

34GST
34.1Consideration does not include GST
Unless expressly stated otherwise in this Agreement, all amounts payable or consideration specified does not include any amount for GST.
34.2Payment of GST
If GST is payable on any supply made under this Agreement, for which the consideration is not expressly stated to include GST, the recipient agrees to pay to the supplier an additional amount equal to the GST payable at the same time that the consideration for the supply, or the first part of the consideration for the supply (as the case may be), is to be provided. However:
(a)the recipient need not pay the additional amount until the supplier gives the recipient a tax invoice or an adjustment note;
(b)if an adjustment event arises in respect of the supply, the additional amount must be adjusted to reflect the adjustment event and the recipient or the supplier (as the case may be) must make any payments necessary to reflect the adjustment; and
(c)this clause 34.2 does not apply to the extent that the GST on the supply is payable by the recipient under Division 84 of the GST Act.

99114469	Agreement for Lease	page 130

34.3Reimbursement
If a Party is required under this Agreement to indemnify another Party, or pay or reimburse costs of another Party, that Party agrees to pay the relevant amount less any input tax credits to which the other Party (or to which the representative member for a GST group of which the other Party is a member) is entitled.
34.4Calculation of payments
If an amount payable under this Agreement is to be calculated by reference to:
(a)the price to be received for a taxable supply then, for the purposes of that calculation, the price is reduced to the extent that it includes any amount on account of GST; and
(b)the price to be paid or provided for an acquisition then, for the purposes of that calculation, the price is reduced to the extent that an input tax credit is available for the acquisition.
34.5Interpretation
For the purposes of this clause 34:
(a)a term which has a defined meaning in the GST Act has the same meaning when used in this clause 34;
(b)“GST Act” means the A New Tax System (Goods and Services Tax) Act 1999 (Cth); and
(c)each periodic or progressive component of a supply to which section 156-51(1) of the GST Act applies will be treated as though it is a separate supply.

35General
35.1Interpretation
In this Agreement unless the contrary intention appears:
(a)a reference to this Agreement or another instrument includes any variation or replacement of any of them;
(b)a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;
(c)the singular includes the plural and vice versa;
(d)the word “person” includes a firm, a body corporate, an unincorporated association or an Authority;
(e)a reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and permitted assigns;
(f)an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

99114469	Agreement for Lease	page 131

(g)an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;
(h)“include” (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind;
(i)a reference to any body corporate, unincorporated association, institute or any other body includes any body, association or institute which succeeds any of the same;
(j)a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;
(k)communications between the Parties must be in English;
(l)in the construction and interpretation of the Agreement no rule of construction applies to the disadvantage of a Party on the basis that that Party put forward the Agreement or any part of it; and
(m)a reference to:
(1)days mean calendar days; and
(2)time is a reference to time in New South Wales, Australia.
35.2Headings
Headings are inserted for convenience and do not affect the interpretation of this Agreement.
35.3Next Business Day
If an event under this Agreement must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day.
35.4Interest
(a)If a Party fails to pay any money by the time required by this Agreement (Non-Paying Party), the Non-Paying Party must pay interest to the other Party (Receiving Party) at the Default Rate.
(b)Interest will be calculated daily from the due date up to and including the date the Receiving Party receives full payment.
35.5Waiver and variation
A provision of or a right created under this Agreement may not be waived or varied except in writing signed by the Party or parties to be bound.
35.6Antecedent breaches
The termination of this Agreement does not affect a Party’s rights in respect of a breach of this Agreement by the other party before termination.
35.7Severability
If the whole or any part of a provision of this Agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction

99114469	Agreement for Lease	page 132

is not affected. This clause 35.7 has no effect if the severance alters the basic nature of this Agreement.
35.8Non-merger
The covenants, conditions, agreements and provisions of this Agreement which are capable of having effect after Practical Completion will not merge on Practical Completion but will continue to have full force and effect at all times.
35.9Entire agreement
This Agreement, the Lease and, to the extent determined under clause 41 of this Agreement, the Retail Leases constitutes the entire agreement of the Parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.
35.10No reliance
The Tenant acknowledges that in entering into this Agreement it has not relied on any representations or warranties about its subject matter except as expressly provided by this Agreement.
35.11Counterparts
This Agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each executed counterpart constitutes the Agreement of each party who has executed and delivered that counterpart.
35.12Power and capacity warranties
Each Party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this Agreement;
(b)it has taken all necessary action to authorise the execution, delivery and the performance of this Agreement and the execution and delivery of this Agreement will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.
35.13Electronic signatures
Without limiting clause 35.11, each party warrants that by entering into this Agreement, it has unconditionally consented to:
(a)the requirements for a signature under any Laws being satisfied; and
(b)other parties executing this Agreement,
by using any method of electronic signature permitted by Law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
35.14Confirmation
If this Agreement is signed by a party by use of an electronic signature, then that party:
(a)agrees that other parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and

99114469	Agreement for Lease	page 133

(b)unconditionally consents to any method the other parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.
35.15Electronic files
Where this Agreement refers to an electronic file on a separate disc or USB which forms part of this Agreement, such electronic files are contained in the disc or discs or USB or USBs included in Schedule 29.

36Governing law process
36.1Governing Law
(a)This Agreement is governed by the Law in force in New South Wales.
(b)Each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.

37Landlord Trustee Limitation of Liability
37.1Landlord Trustee Limitation of Liability
(a)The Landlord enters into this document solely in its capacity as trustee of the Trust and in no other capacity.
(b)A liability arising under or in connection with this agreement can be enforced against the Landlord only to the extent to which it can be satisfied out of the property of the Trust out of which the Landlord is actually indemnified for their liability.
(c)The limitation of the Landlord’s liability contained in this clause 37.1 applies notwithstanding any other provisions of this agreement and extends to all liabilities and obligations of the Landlord in connection with this agreement.
(d)The Parties other than the Landlord may not sue the Landlord in any capacity other than as trustee of the Trust, including seeking the appointment to the Landlord of a receiver (except in relation to the property of Trust), a liquidator, administrator or any other similar person.
(e)The provisions of this clause 37.1 will not apply to any liability or obligation of the Landlord to the extent there is a reduction in the extent of its indemnification out of the assets of the Trust as a result of the operation of the law or the application of any provisions of the Trust’s constitution or as a result of the Landlord’s fraud, negligence, breach of trust or breach of duty or to the extent that the Landlord fails to exercise any right of indemnity it has out of the assets of the Trust in relation to the relevant liability.

99114469	Agreement for Lease	page 134

38Performance Guarantor Limitation of Liability
38.1Trustee
The Performance Guarantor enters into this Agreement in its capacity as trustee of the Dexus Operations Trust.
38.2Limitation of Performance Guarantor's liability
The parties acknowledge and agree that:
(a)the Performance Guarantor enters into this Agreement in the capacity stated in clause 38.1 and in no other capacity;
(b)except in the case of any liability of the Performance Guarantor under or in respect of this Agreement resulting from the Performance Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Performance Guarantor in respect of any obligations and liabilities of the Performance Guarantor under or in respect of this Agreement is limited to the Performance Guarantor's ability to be indemnified from the assets of the Dexus Operations Trust; and
(c)if any party (other than the Performance Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Performance Guarantor of any of its obligations, or non-payment by the Performance Guarantor of any of its liabilities, under or in respect of this Agreement by enforcing the rights referred to in clause 38.2(b), that party may not (except in the case of fraud, negligence or breach of trust by the Performance Guarantor) seek to recover the shortfall by:
(1)bringing proceedings against the Performance Guarantor in its personal capacity; or
(2)applying to have the Performance Guarantor wound up.
38.3Override
This clause 38 applies despite any other provision of this Agreement or any principle of equity or law to the contrary.

39Financial Guarantor's Limitation of Liability
39.1Trustee
The Financial Guarantor enters into this Agreement in its capacity as responsible entity of the Dexus Property Trust.

99114469	Agreement for Lease	page 135

39.2Limitation of Financial Guarantor's liability
The parties acknowledge and agree that:
(a)the Financial Guarantor enters into this Agreement in the capacity stated in clause 39.1 and in no other capacity;
(b)except in the case of any liability of the Financial Guarantor under or in respect of this Agreement resulting from the Financial Guarantor's own fraud, negligence or breach of trust, the recourse for any person to the Financial Guarantor in respect of any obligations and liabilities of the Financial Guarantor under or in respect of this Agreement is limited to the Financial Guarantor's ability to be indemnified from the assets of the Dexus Property Trust; and
(c)if any party (other than the Financial Guarantor) does not recover the full amount of any money owing to it arising from non-performance by the Financial Guarantor of any of its obligations, or non-payment by the Financial Guarantor of any of its liabilities, under or in respect of this Agreement by enforcing the rights referred to in clause 39.2(b), that party may not (except in the case of fraud, negligence or breach of trust by the Financial Guarantor) seek to recover the shortfall by:
(1)bringing proceedings against the Financial Guarantor in its personal capacity; or
(2)applying to have the Financial Guarantor wound up.
39.3Override
This clause 39 applies despite any other provision of this Agreement or any principle of equity or law to the contrary.

40Landlord Warranties
40.1Warranties given in both capacities
Despite any other provision in this Agreement, the Landlord gives the warranties in clause 38 in its own personal capacity and in its capacity as trustee of the Trust.
40.2Warranties
The Landlord represents and warrants in respect of the Trust that:
(a)it is the only trustee of the Trust and no action has been taken or proposed to remove it as trustee of the Trust;
(b)it has the power and authority under the terms of the Trust to enter into and perform this Agreement;
(c)the entry into and performance of this Agreement is for the benefit of the beneficiaries of the Trust, whose consents (if necessary) have been obtained; and
(d)to the best of the Landlord’s knowledge, its right to be indemnified out of the assets of the Trust has not been reduced by the acts or omissions of the Landlord.

99114469	Agreement for Lease	page 136

40.3Landlord’s obligations
To the extent to which it is in the Landlord’s reasonable control or discretion, the Landlord agrees to ensure that until all its obligations under this Agreement are discharged:
(a)it does not resign and no additional trustee is appointed to the Trust;
(b)the Trust is not terminated;
(c)the terms of the Trust are not varied;
(d)the property of the Trust is not vested or distributed; and
(e)the Trust funds are not resettled,
in a manner which results in the assets of the Trust not being sufficient to satisfy the Landlord’s obligations and liabilities under this Agreement without the prior consent of the Tenant. That consent may not be unreasonably withheld if a person reasonably satisfactory to the Tenant covenants with the Tenant before the relevant event, in a form and substance reasonably required by the Tenant, to perform and satisfy all outstanding obligations and liabilities of the Landlord under this Agreement which remain outstanding and to provide all representations and warranties provided by the Landlord under this Agreement.

41Retail
(a)The Landlord and the Tenant will work together in good faith to develop a leasing strategy for the Retail Area and the Trapped Retail Areas (Retail Plan). The Retail Plan must have regard to, and must not be inconsistent with, the Building Management Statement, the PMA (or any New PMA) or any Project Documents.
(b)The Landlord and the Tenant acknowledge and agree that, as at the date of this Agreement, it is intended that the Retail Plan will (among other things) include:
(1)the permitted and prohibited tenants for the Retail Areas and the Trapped Retail Areas;
(2)the required mix and uses of the retail tenants in the Retail Areas and the Trapped Retail Areas;
(3)the quality of the retail tenants in the Retail Areas and the Trapped Retail Areas; and
(4)all other items reasonably required by the Tenant and the Landlord , to ensure the calibre of the tenants and licensees of the Retail Area and the Trapped Retail Area and the range of services of the Building satisfies the Landlord and the Tenant (acting reasonably).
(c)Prior to the Retail Plan being entered into between the Landlord and the Tenant, the Landlord must consult with the Tenant in respect of the granting of any leases or licences of any part of the Retail Area and must obtain the Tenant’s approval to:
(1)the identity of any proposed retail tenant or licensee; and
(2)the proposed use of the Retail Area (or part thereof, as applicable) which the Landlord intends to lease or licence to a proposed retail tenant.
(d)On and from the date the Retail Plan is entered into as between the Landlord and the Tenant, the Landlord must comply with the Retail Plan.

99114469	Agreement for Lease	page 137

(e)If the Developer does construct the Trapped Retail Areas then on the Commencement Date the Landlord will grant and the Tenant will take a separate Retail Lease over each of the shops comprising the Trapped Retail Areas on the terms set out in the Form of Retail Lease completed in accordance with clause 3.4 and Schedule 3.

99114469	Agreement for Lease	page 138

Schedule 1

Reference Schedule

Item
1	Land:	Lot 2 (as may be varied in accordance with the PDA) which will be transferred to the Landlord under the Call Option Deed (as defined in the PDA).
2	Developer:	Dexus Property Services Pty Limited ABN 66 080 918 2552 Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 Attention: General Counsel Email: ###
3	Developer’s Representative:	The person or persons appointed by the Developer for that role under this Agreement being at the date of this Agreement, ###.
4	Performance Guarantor
Dexus Funds Management Limited as responsible entity for Dexus Operations Trust ABN 24 060 920 783
Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
Email: ###

5	Financial Guarantor
Dexus Funds Management Limited as responsible entity for Dexus Property Trust ABN 24 060 920 783
Address: Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000
Attention: General Counsel
Email: ###

6	Tenant:	Atlassian Pty Ltd ACN 102 443 916 Address: Level 6/341 George Street, Sydney NSW 2000 Attention: ### Email: ###

99114469	Agreement for Lease	page 139

Schedule 1 Reference Schedule

7	Tenant’s Representative:	The person or persons appointed by the Tenant for that role under this Agreement being at the date of this Agreement, ###.
8	Atlassian Guarantor	Atlassian Corporation Plc UK Company Number 08776021 c/o Atlassian Inc, 350 Bush Street, 13th Floor, San Francisco, CA 94014 Attention: ### Email: ###
9	Landlord	Vertical First Pty Ltd as trustee for the Vertical First Trust ACN 636 939 985 Address: Level 6/341 George Street, Sydney NSW 2000 Attention: ### Email: ###
10	Builder:
“BOJV” being an unincorporated joint venture of Built Pty Limited ACN 083 928 045 of Level 7, 343 George Street, Sydney, NSW, 2000 and Obayashi Corporation ABN 002 932 756 of Level 12, 115 Pitt St, Sydney, NSW, 2000 (individually and collectively, the Builder).

11	Base Rent:	the Office Rent Rate per square metre multiplied by the Actual Lettable Area per annum (excl. GST), subject to clause 17A.3(c).
12	Estimated Office Lettable Area:	the estimated Lettable Area of the Premises as determined pursuant to clause 17A.2(a) or 17A.2(b) (as applicable).
13	Condition Precedent Date:	23 July 2022
14	Date for Practical Completion:	18 May 2026
15	Defects Liability Period:	The period expiring 12 months after the Date of Practical Completion of the Works and 12 months for any extended Defects Liability Period on the Defect Work only.
16	Incentive Amount:
An amount equal to the aggregate of:
1.[***] per square metre of the Actual Lettable Area (Office Fitout Incentive Amount); and
2.the [***],
(together, being the Fitout Incentive Amount); and
3.[***] (Non-Fitout Incentive Amount).

99114469	Agreement for Lease	page 140

Schedule 1 Reference Schedule

17	Incentive Election Date:	The date that is [***].
18	Independent Certifier:	[***]
19	Overhead Amount:	[***].
20	Preliminaries Amount:	[***].
21	Sunset Date:	1 July 2028 as may be extended under this Agreement.

99114469	Agreement for Lease	page 141

Schedule 2

Form of Lease

99114469	Agreement for Lease	page 142

Form: 07L Release: 4·7	LEASE New South Wales Real Property Act 1900	Leave this space clear. Affix additional pages to the top left–hand corner.
PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.
STAMP DUTY	Insert Duties Assessment No. as issued by Revenue NSW Office. Duties Assessment No.

(A)TORRENS TITLE	Property leased

(B) LODGED BY	Document Collection Box	Name, Address or DX, Telephone, and Customer Account Number, if any	CODE L
Email:
Reference:

(C) LESSOR	VERTICAL FIRST PTY LTD ACN 636 939 985

The lessor leases to the lessee the property referred to above.

(D)	Encumbrances (if applicable):

(E) LESSEE	ATLASSIAN PTY LTD ACN 102 443 916
(F)	TENANCY: CLICK & PICK CLICK & PICK

(G)	1.	TERM:	Fifteen (15) years
2.	COMMENCING DATE:
3.	TERMINATING DATE:
4.	With two OPTIONS TO RENEW for a period of 2 x 10 years
set out in clause 19 of Annexure A
5.	With an OPTION TO PURCHASE set out in clause N.A. of N.A.
6.	Together with and reserving the RIGHTS set out in clause N.A. of N.A.
7.	Incorporates the provisions or additional material set out in ANNEXURE(S) A hereto.
8.	Incorporates the provisions set out in N.A.
No. N.A.
9.	The RENT is set out in item No. 8 of Reference Schedule in Annexure A

ALL HANDWRITING MUST BE IN BLOCK CAPITALS.    2005
Page 1 of

99114469	Agreement for Lease	page 143

DATE
(H)
I certify I am an eligible witness and that the lessor    Certified correct for the purposes of the Real Property Act signed this dealing in my presence.    1900 by the lessor.
[See note* below].

Signature of witness:    Signature of lessor:

Name of witness: Address of witness:

See page

I certify I am an eligible witness and that the lessee    Certified correct for the purposes of the Real Property Act signed this dealing in my presence.    1900 by the lessee.
[See note* below].

Signature of witness:    Signature of lessee:

Name of witness: Address of witness:

See page

(I)STATUTORY DECLARATION *
I
solemnly and sincerely declare that—
1.The time for the exercise of option to    in expired lease No.    has ended; and
2.The lessee under that lease has not exercised the option.
I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Oaths Act 1900.

Made and subscribed at        in the

State of New South Wales

on
in the presence of    of    ,
•Justice of the Peace (J.P. Number:    )     Practising Solicitor
•Other qualified witness [specify]    , # who certifies the following matters concerning the making of this statutory declaration by the person who made it:
1.    I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am satisfied that the person had a special justification for not removing the covering; and
2.    I have known the person for at least 12 months OR I have confirmed the person’s identity using an identification document and the document I relied on was a     [Omit id No.]
Signature of witness:                  Signature of applicant:
* As the services of a qualified witness cannot be provided at lodgment, the declaration should be signed and witnessed prior to lodgment. # If made outside NSW, cross out the witness certification. If made in NSW, cross out the text which does not apply.
** s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.
ALL HANDWRITING MUST BE IN BLOCK CAPITALS    Page 2 of    2005

99114469	Agreement for Lease	page 144

This is the annexure A to lease dated ........ / ........ / ........
Between:
Lessor:    Vertical First Pty Ltd ACN 636 939 985 as trustee for the Vertical First Trust ABN 47 915 597 236
Lessee:    Atlassian Pty Ltd ACN 102 443 916
Guarantor:    Atlassian Corporation Plc

Table of contents
1 Definitions and interpretation	7
1.1 Definitions	7
1.2 Interpretation	23
1.3 Miscellaneous references	23
1.4 Next Business Day	24
1.5 Severability	24
1.6 No reliance	24
1.7 Retail Leases Act	24
1.8 Costs	24
1.9 Covenants – joint and several	24
1.10 Party not to permit prohibited matters	24
1.11 Exclusion of implied covenants and powers	24
1.12 No partnership, agency or joint venture	25
1.13 Enforceability of powers etc	25
1.14 Prior breaches	25
1.15 Set off	25
1.16 Whole agreement is contained in this Lease and Agreement for Lease	25
1.17 Consent and approval of Lessor or Lessee	25
1.18 Appointment of independent expert	25
1.19 References to Manager	25
1.20 Effect of execution	26
1.21 Notices	26
1.22 Power and capacity warranties	26
1.23 Limitation on liability – trustee lessor	26
2 Grant of Lease	27
3 Services Provided by Lessor	28
3.1 Quiet enjoyment	28
3.2 24 hour entry to Premises	28
3.3 Pet Policy	28
3.4 Lessee’s use of Common Areas	29

98722748    page 1

3.5 Provision of Base Building Services	29
3.6 Repairs by Lessor	30
3.7 Management and maintenance of the Building and security	31
3.8 Failure of Air Conditioning Plant	35
3.9 Failure of Lifts	36
3.10 Electrical Failure	39
3.11 Failure of Building Hydraulic System	40
3.12 Notification of failure, temporary arrangements	42
4 Premises – cleaning, garbage removal, pest control and external gardens maintenance by Lessor	42
4.1 Lessor to carry out Cleaning Service	43
4.2 Lessor's standard of cleaning	43
4.3 Lessee may elect to carry out Cleaning Service	44
4.4 Pest Control	44
4.5 External Landscaped Areas (Non Occupiable) gardening and landscaping maintenance	45
5 Other Lessor obligations	45
5.1 Common Area	45
5.2 Lessor to pay rates etc	45
5.3 Abatement; no liability for Lessee’s Act or Omission	46
5.4 Facilities	46
5.5 References to Relevant Grade	46
6 Lessee’s Obligations - Rent and Other Money	47
6.1 Payment of Rent and other money	47
6.2 Cleaning Charge	49
6.3 Fixed percentage reviews of Base Rent	49
6.4 Market rent reviews	49
7 Lessee's obligations - Outgoings	49
7.1 Lessor's estimate of Outgoings	49
7.2 Lessee right to dispute Outgoings estimates	50
7.3 Statement of Outgoings	52
8 Lessee's obligations – other charges	54
8.1 Interest payable by Lessee on overdue money	54
8.2 Cost of lease, default, Lessor’s approval etc	54
9 Lessee’s General Obligations	55
9.1 Permitted Use	55
9.2 Security of premises	58
9.3 Obligations relating to access	59
9.4 Compliance with laws and statutes	59

98722748    page 2

9.5 Compliance with Rules	59
9.6 Fire or emergency drills; evacuation	60
9.7 Equipment, systems and services	60
9.8 Lessee to give notice of accident and lack of repair	61
9.9 Restrictions on use of certain Common Areas	61
9.10 Separate metering and access to information	61
10 Lessee’s Obligations - Premises and Equipment	63
10.1 Repair of Premises	63
10.2 Alterations to Premises, partitioning and fixtures	64
10.3 Computer drawings, commissioning data and confidentiality	68
10.4 Cleaning of Premises and Floor Common Areas by Lessee	68
10.5 WHS – general	69
10.6 WHS considerations – Lessee's Construction Work	71
10.7 Defects rectification after the expiry of the Defects Liability Period	72
11 Insurance, Risk and Indemnity	72
11.1 Lessee to effect insurance	72
11.2 Release of Lessor	74
11.3 Indemnities by Lessee	74
11.4 Lessor insurance policies	74
11.5 Indemnities by Lessor	75
11.6 No liability for Consequential Loss or personal liability	75
11.7 General obligations with respect to indemnities	75
12 Lessor’s General Rights	76
12.1 Lessor’s right to inspect and show Premises	76
12.2 Lessor's right to access the Premises during emergency	76
12.3 Access for maintenance, Authority Requirements etc	76
12.4 Access to the Licensed Areas	77
12.5 Easements and rights of support	77
12.6 Dedicated Loading Bay	79
12.7 Hours during which Lessor may close doors of Building	80
12.8 Other works in the Building or on the Land	80
12.9 Lessor’s rights of access	81
13 Assignment, sub-letting, sale of shares etc	82
13.1 General	82
13.2 Assignment	82
13.3 Dealing with Lease to Related Body Corporate	83
13.4 Change in control of Lessee: company	84
13.5 Change in control of Lessee: unit trust	84
13.6 Subletting or licensing	85

98722748    page 3

13.7 Sharing occupation	86
13.8 Securities	86
13.9 Transfer by Lessor	86
14 Termination and Yielding Up of Premises	87
14.1 Effect of destruction or damage	87
14.2 Abatement on damage or destruction	87
14.3 Termination on damage or destruction	88
14.4 Resumption	90
14.5 Removal of Lessee’s Equipment & Signage	90
14.6 Lessee’s Equipment not removed	91
14.7 Lessee to return Premises and Licensed Areas to Lessor clean and tidy	91
14.8 Application of clauses 14.5 to 14.7	91
14.9 Holding over	91
15 Default and re-entry	92
15.1 Lessor’s right to remedy defaults	92
15.2 Default or breach by Lessee - re-entry	92
15.3 Essential terms	92
15.4 Recovery of money	93
15.5 No waiver	93
15.6 Repayment of incentive Amount	93
16 Risers	94
16.1 Lessor to make available	94
16.2 Terms of use	94
16.3 Rights under this part	95
17 Licensed Areas	95
17.1 Dedicated Facilities Area	95
17.2 Atlassian Lobby Area	96
17.3 Basement Storage Area	96
17.4 Basement Storage Area right of first refusal	97
17.5 Bicycle Storage Area	99
17.6 Sky Signage Area	100
17.7 Allocated Risers and Ceiling Cavities	100
17.8 External Terrace Areas (Occupiable)	101
17.9 External Landscaped Areas (Non Occupiable)	102
17.10 Overriding provision regarding licences	103
18 Fitout Equipment	103
18.1 Ownership of and removal of Fitout Equipment	103
19 Option to Renew	103
19.1 Notice of Exercise	103

98722748    page 4

19.2 Base Rent and other amounts for the Further Term	104
19.3 Option to take lease of part on renewal	105
19.4 Conditions for grant of Further Term	106
19.5 Terms of further lease	107
19.6 Lessees of premises in the lobby	112
19.7 Variation of Lease if no further lease	112
19.8 Current Incentive	113
19.9 Execution of further lease	113
20 Naming and signage rights	113
20.1 Naming rights	113
20.2 Signage rights	114
20.3 Marketing	115
20.4 Advertisements and signs	115
20.5 Nature of rights granted under this clause 20	115
21 Sustainability	115
22 Retail Plan	116
23 Right of First Refusal	116
23.1 Right of first refusal	116
24 Self Help and Set Off	119
25 Guarantee	121
25.1 Consideration	121
25.2 Guarantee	121
25.3 Indemnity	121
25.4 Enforcement of rights	122
25.5 Guarantor's liability not affected	122
25.6 Continuing liability	123
25.7 Suspension of Guarantor's rights	123
25.8 Reinstatement of guarantee	123
25.9 Assignment by Lessor	124
25.10 Other securities and obligations of Guarantor	124
25.11 Application of money	124
25.12 Replacement of Lessee Parent Company Guarantee	124
25.13 Limitation of liability	124
26 Bank Guarantee	125
26.1 Application of this clause 26	125
26.2 Security for Performance	125
26.3 Lessor may call on Bank Guarantee	125
26.4 Replacement or additional Bank Guarantee	125
26.5 Return of Bank Guarantee	125

98722748    page 5

27 Access Keys	125
27.1 Where Access Keys are provided by the Lessor	125
28 Vending machines	126
29 Interdependency	126
30 Breach or hindrance of Project Documents	127
31 Electronic Signatures	127
31.1 Electronic signatures	127
31.2 Confirmation	127
Schedule 1	128
Schedule 2	131
Schedule 3	136
Schedule 4	137
Schedule 5	143
Schedule 6	144
Schedule 7	145
Schedule 8	146
Schedule 9	147
Signing Page	148
Exhibits
Exhibit 1 – Plan of Premises [Drafting Note: to be inserted under the AFL.]
Exhibit 2 – Plan of Retail Area [Drafting Note: to be inserted under the AFL.]
Exhibit 3 – Lettable Area of the Commercial Tower [Drafting Note: to be inserted under the AFL.]
Exhibit 4 – Rules [Drafting Note: to be inserted under the AFL.]
Exhibit 5 – Not Used
Exhibit 6 – Fitout Guide [Drafting Note: to be inserted under the AFL.]
Exhibit 7 – Not used
Exhibit 8 – Not Used
Exhibit 9 – Not Used
Exhibit 10 – Not Used
Exhibit 11 – Plan of Licensed Areas and Dedicated Loading Bay [Drafting Note: to be inserted under the AFL.]
Exhibit 12 – Not Used
Exhibit 13 – Building Management Plan [Drafting Note: to be inserted under the AFL.]
Exhibit 14 – Basement Storage First Refusal Area [Drafting Note: to be inserted under the AFL.]
Exhibit 15 –Trapped Retail Area Plan [Drafting Note: to be inserted under the AFL.]
Exhibit 16 – Lessee Corporate Structure
Exhibit 17 – Fitout Equipment [Drafting Note: to be inserted under the AFL.]
Exhibit 18 – Retail Plan [Drafting Note: to be inserted under the AFL.]

98722748    page 6

1Definitions and interpretation
1.1Definitions
In this Lease unless the contrary intention appears:
Access Key means an access key with the functions described in clause 27.1(b).
Agreement for Lease means the agreement for lease dated [Drafting Note: to be completed under the AFL.] between:
(a)Dexus Property Services Pty Limited (ABN 66 080 918 252);
(b)the Lessor;
(c)the Lessee;
(d)Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust; and
(e)Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust; and
(f)Atlassian Corporation Plc.
Air Conditioning Failure means a failure by the Air Conditioning Plant servicing the Premises to provide the internal conditions in respect of the relevant areas of the Premises as set out in, and in accordance with, the requirements for that area in the Performance Criteria for a period of TWO (2) consecutive Business Days or more after the time the Lessee has given notice to the Lessor under clause 3.8(a), but does not include any period of such failure to the extent it is caused or contributed to by an Exclusion Event.
Air Conditioning Plant means the plant, machinery and equipment for heating, cooling and circulating air in the Building.
Allocated Risers means the area marked 'allocated risers' in the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease.]
API means the New South Wales Division of the Australian Property Institute or such relevant successor body from time to time.
Atlassian Group means:
(a)Lead Green Pty Ltd (ACN 636 939 994) in its capacity as trustee of the Lead Green Trust (ABN 28 354 409 197) (Lead Green);
(b)the Ultimate Holding Company of Lead Green and the Ultimate Holding Company of the trustee of Lead Green;
(c)any Subsidiary of the Ultimate Holding Company of Lead Green that is Controlled by the Ultimate Holding Company;
(d)any professional, third party trustee or custodian appointed by any entity referred to in paragraph (a) or (b) above, who acts entirely or substantially on directions given by an entity referred to in paragraph (a) or (b) above; or
(e)the trustee or responsible entity of a trust in which all of the beneficial interests (other than a nominal amount) are held directly or indirectly by any entity

98722748    page 7

referred to in paragraphs (a) or (b) above, or any additional or replacement custodian of any of the foregoing.
Atlassian Lobby Area means the upper and lower lobby areas in the Building as shown on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease.]
Authority means any government, statutory, public or other authority or body having jurisdiction over the Building or any matter or thing relating to the Building.
Available Risers has the meaning given to that term in clause 16.1.
Bank Bill Rate means the Australian Bank Bill Swap Reference Rate (Bid) administered by ASX Benchmarks Pty Limited (ACN 616 075 417) (or any other person which takes over the administration of that rate) for a period equal to ONE (1) month and displayed (before any correction, recalculation or republication by the administrator) as BBSY on the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate) at approximately 11.00 am (Sydney time) on the date the rate is to be determined.
Bank Guarantee means an irrevocable and unconditional undertaking from a major Australian trading bank carrying on business in New South Wales, approved by the Lessor and which:
(a)contains an expiry date that is not less than 12 months after the Termination Date;
(b)requires the bank to pay on demand, whether by one or more requests, the Bank Guarantee Amount (or any replacement or addition to it under clause 26); and
(c)is otherwise on terms acceptable to the Lessor (acting reasonably).
Bank Guarantee Amount means the amount specified by the Lessor as being required to be provided by the Lessee as a condition of the Lessor providing its consent to the assignment of this Lease to the Lessee.
Base Building means the Building excluding any fitout installed by or on behalf of any tenant of the Building.
Base Building Services means:
(a)the Air Conditioning Plant;
(b)the Elevators;
(c)the Building Electrical System;
(d)the fire alarm equipment, fire sprinkler heads and piping, hose reel and hydrant servicing the Premises;
(e)the plumbing, pipes, water supply and sewerage services for the Building;
(f)the security equipment servicing the Premises and the Licensed Areas; and
(g)the building automation system servicing the Building,
but does not include any items of Lessee’s Equipment or Fitout Equipment.
Base Rent means the amount in Item 8, as varied under this Lease (and includes, where applicable, the rent payable on any holding over under clause 14.9).
Basement Storage Area means the storage area marked ‘basement storage area’ on the plan in Exhibit 11 and also includes, from the date of commencement of any relevant additional licence under clause 17.4(h) (if applicable), any Basement Storage First Refusal

98722748    page 8

Area that is licensed to the Lessee under clause 17.4(h). [Drafting Note: to be inserted under the Agreement for Lease.]
Basement Storage First Refusal Area Plan means the plan in Exhibit 14. [Drafting Note: to be inserted under the Agreement for Lease.]
Bicycle Storage Area means the area marked ‘bicycle storage area’ on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease.]
Building means the building known as ‘Atlassian Central’ and any other improvements now or in the future on the Land including the Lessor’s fixtures, fittings, furnishings, plant and equipment at any time in the building and on the Land (all as they may from time to time exist, and where the context permits, includes any part of them) and excludes the YHA Stratum and the improvements in the YHA Stratum.
Building Contract has the meaning given to it in the Agreement for Lease.
Building Electrical System means the electrical system in the Building providing power to the Lessee's distribution boards and the essential (life safety) services in or necessary for access to and from or use of the Premises and which system is owned by the Lessor and not by an Authority or utility provider.
Building Hydraulic System means the Base Building hydraulic system servicing the Premises or any part of the Premises.
Building Information has the meaning given to it in clause 10.3(a).
Building Management Plan means the building management plan contained in Exhibit 13 as may be varied from time to time in accordance with this Lease. [Drafting Note: to be inserted under the Agreement for Lease.] Whilst the Lessee is a Major Lessee, the Building Management Plan shall include the Emergency and Security Action and Communication Plan.
Building Management Statement means the registered building management statement relating to the Building, as amended from time to time.
Business Day means Monday to Friday, excluding NSW public holidays.
Business Hours means the number of hours within the Established Building Hours.
Caveat means the agreed form of caveat annexed at Schedule 7.
Ceiling Cavity means in respect of each floor of the Premises, the ceiling cavity adjoining the Premises between the false ceiling of that floor and the concrete slab or timber floor (as applicable) immediately above.
City of Sydney means the city of Sydney local government area as administered by the Council of the City of Sydney from time to time.
Cleaning Charge means the aggregate (expressed on an annual basis) of the amount for:
(a)the Lessor's actual third party cost of cleaning, and for removing garbage, refuse and recyclable waste from, the Premises and the Floor Common Areas;
(b)the Lessor’s actual third party cost of cleaning all toilets, basins, taps and associated appurtenances in the Floor Common Areas and of providing toilet and washroom requisites in the Floor Common Areas; and

98722748    page 9

(c)the Lessor's actual third party cost of any additional cleaning services requested by the Lessee pursuant to clause 4.2(a)(2).
Commercial Tower means the Mezzanine and levels 7 to 38 (inclusive) of the Building.
Common Areas means all parts of the Building now or in the future used in common by lessees of the Building and their invitees and members of the public, other than those parts reserved by the Lessor to itself or any person claiming through or under it, all as they may from time to time exist, and where the context permits includes any part of them. The Common Areas include, without limit, the toilets and lift lobbies on each level of the Building even if it is a single tenant level of the Building and even though use of those areas is not shared with other tenants.
Communications Equipment means communications devices (including but not limited to satellite dishes, radio masts and other equipment to receive and transmit messages and information) and related equipment and cabling.
Complex means the Building and the improvements in the YHA Stratum.
Consent Letter means the agreed form of consent letter annexed at Schedule 8, or the form of letter otherwise reasonably requested by the Lessor to obtain the Lessee's consent to the registration of any dealing permitted by this Lease.
Consequential Loss means in respect of a breach of this Lease or an event, fact, matter or circumstance giving rise to a Liability:
(a)consequential, special, indirect, exemplary or punitive loss in relation to that breach or event, matter, fact or circumstance not arising naturally according to the usual course of things;
(b)business interruption or loss of production, use, business or revenue;
(c)loss of profit, revenue or the opportunity to earn profit (but not extending to Base Rent, Outgoings or any other amounts payable by the Lessee to the Lessor under this Lease);
(d)loss of savings; and
(e)loss of goodwill,
but does not include any loss of rent, including loss of rental income which is due and payable by the Lessee under this Lease, Outgoings or other amounts payable by the Lessee under this Lease.
Control has the meaning given to it in section 50AA of the Corporations Act 2001 (Cth), except that in addition:
(a)an entity controls a second entity if the first entity would be taken to control the second entity, but for section 50AA(4) of the Corporations Act 2001 (Cth); and
(b)the references to “entity” in section 50AA of the Corporations Act 2001 (Cth) apply equally to trusts and partnerships.
Controller has the meaning given in the Corporations Act 2001 (Cth).
Conveyancing Act means the Conveyancing Act 1919 (NSW).
Current Base Rent has the meaning given to that term in clause 1 of Schedule 4.
Current Basement Storage Area Licence Fee has the meaning given to that term in clause 1.1(a)(3) of Schedule 4.
Current Incentive has the meaning given to that term in clause 1 of Schedule 4.

98722748    page 10

Dedicated Facilities Area means the area marked ‘Dedicated Facilities Area’ on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease.]
Dedicated Loading Bay means the area marked ‘Dedicated Loading Bay’ on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease.]
Defects has the meaning given to that term in the Agreement for Lease.
Defects Liability Period has the meaning given to that term in the Agreement for Lease.
DLP Expiry Date has the meaning given to it in clause 10.7.
Destruction Event has the meaning given in clause 14.1.
Developer means Dexus Property Services Pty Limited (ABN 66 080 918 252).
Development Deed means the deed relating to development of the Building between the Lessor, the Developer and others dated on or about the date of the Agreement for Lease.
Dexus Group means the stapled group trading on ASX under the code of “DXS”, comprised of Dexus Property Trust and Dexus Operations Trust, acting through their responsible entity, Dexus Funds Management Limited. If a solvent reorganisation occurs as a result of which all or substantially all of the:
(a)quoted securities issued by one or more entities in the Dexus Group as it is comprised at the Commencement Date (“original Dexus Group”) are held directly or indirectly by one or more new entities (“New Entities”); and
(b)holders of securities in the original Dexus Group (“Original Holders”) hold all or substantially all of the issued securities in the New Entities, then from the date of such reorganisation, “Dexus Group” means the entity or entities listed on the ASX or another recognised securities exchange which securities are held by the Original Holders (including any entity in the original Dexus Group which remains so listed), acting through their responsible entity or trustee, as applicable.
Dexus Group Member means any member of the Dexus Group and any Subsidiary of any of them.
Disclosure Statement means a disclosure statement which complies with the Retail Leases Act.
Electrical Failure means:
(a)a failure by the Building Electrical System to provide power to the Lessee’s distribution boards and the Lessee’s essential (life safety) services; or
(b)a failure of the telecommunications infrastructure on the Land and servicing the Building which was caused by the Lessor, for a period of TWO (2) consecutive Business Days or more after the time the Lessee has given notice to the Lessor under clause 3.10(a) but does not include any period of such failure to the extent it is caused or contributed by an Exclusion Event.
Elevators means each and every lift or escalator from time to time in, or servicing, the Building (and includes all goods lifts).
Emergency and Security Action and Communication Plan means the emergency and security action and communication plan for the Building which, whilst the Lessee is a Major Lessee, forms part of the Building Management Plan and details the requirements of the parties and proposed plan of action (including communication methods) with respect to any

98722748    page 11

actual or perceived threats to the security of the Building and occupants of the Building (including hostage scenarios and suspicious package scenarios) and emergency situations. If the Lessee is not a Major Lessee, the Emergency and Security Action and Communication Plan must be substantially consistent with the last plan in existence when the Lessee was a Major Lessee.
ESD Fitout and Operational Requirements means the fitout operational requirements relating to the Building in Schedule 3 as amended by the Lessor and notified to the Lessee from time to time (provided that the amendments do not impose obligations on the Lessee which are more onerous than those contained in this Lease or in the fitout and operational requirements contained in Schedule 3). [Drafting note: to be inserted under the Agreement for Lease.]
Established Building Hours means the hours between 7.00am and 7.00pm on Business Days.
Excluded Person means a person or entity that is:
(a)a government department or instrumentality providing retail shop-front services or which has high public interface;
(b)an embassy, consulate, trade commission or similar representative office of a foreign country;
(c)an education or training provider (including language colleges, pathway colleges, TAFEs and any other privately owned educational businesses), other than a provider that will use the Premises (or part thereof, as applicable, depending on the nature of the dealing) as office space only;
(d)a person that the Lessor, acting reasonably, considers to be a security risk; and/or
(e)in the business of weapons, arms and/or other offensive trades, other than where approved by the Lessor (and, in this respect, the Lessor must act reasonably if the entity will use the Premises (or part thereof, as applicable, depending on the nature of the dealing) as office space only).
Exclusion Event includes each of the following:
(a)a failure of the power grid to provide electricity supplies to the Building or the failure of third parties (including Authorities) to supply utility services (including water, gas, thermal energies and electricity) or telecommunications services to the Building or the Premises, except:
(i)where the failure is due to the default or wrongful or negligent act or wrongful or negligent omission of the Lessor; or
(ii)if the Lessor fails to take reasonably necessary steps to procure the third party to rectify such failure, to the extent within the Lessor's control;
(b)the negligent or wilful act or omission or default of the Lessee or the Lessee's Agents or a contractor engaged by the Lessee to repair and/or maintain a given service pursuant to its rights under this Lease, and including as a result of any works carried out in the Premises or in the Ceiling Cavity adjoining the Premises (including any integration of such works with the Base Building Services) by or on behalf of the Lessee or the Lessee’s Agents;
(c)terrorism, act of war (whether declared or not), civil commotion, explosion, earthquake, aircraft or other aerial device, fire, flood, lightning, riot, storm, tempest, act of God or any other risks covered by insurance or event beyond the reasonable control of the Lessor;

98722748    page 12

(d)pandemic, epidemic or outbreak of infectious disease which prevents the Lessor from complying with its obligations under this Lease to maintain or repair the Base Building Services or any other service servicing the Building or otherwise comply with any of the Lessor's obligations under clauses 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12 and 4;
(e)the provisions of any Laws or the direction of any Authority with respect to the operation of the services servicing the Building (including the Base Building Services and the Building Hydraulic System) except where due to any non-compliance by the Lessor with its obligations under this Lease or any non-compliance by the Lessor with any relevant Law or Requirements of any Authority;
(f)a planned outage or planned maintenance works to a Service, in respect of which the Lessee was given prior notice (except in the case of emergency where no notice is required);
(g)the Lessee or the Lessee's Agents exceeding the specifications and/or basis of design in respect of the telecommunications infrastructure, the Air Conditioning Plant, the Lifts, the Building Electrical System or the Building Hydraulic System (as applicable);
(h)any policies of insurance effected on the Building have been vitiated or payment of the policy money refused due to:
(i)the negligent or wilful act or omission, default or misconduct of the Lessee or the Lessee's Agents;
(ii)the particular use or occupancy of the Premises or the Building by the Lessee; or
(iii)the Lessee's Equipment; and
(i)the Lessee or the Lessee's Agents exceeding the Maximum Occupancy Ratio.
External Landscaped Areas (Non Occupiable) means the areas on Levels 36, 37, 38, 39 and 40 of the Building marked ‘ext terrace – non- occupiable’ on the plan in Exhibit 11 [Drafting Note: to be inserted under the Agreement for Lease.]
External Terrace Areas (Occupiable) means the areas on Levels 36, 37, 38 and 39 of the Building marked ‘ext terrace - occupiable’ on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease. If the stairs connecting Level 38 and Level 39 are not constructed as part of the Works under the Agreement for Lease (and as such, Level 39 cannot be accessed by the Lessee), then the reference to Level 39 is to be deleted from this definition for the purposes of the licence granted under clause 17.8. In this circumstance, the Lessor will be responsible for maintaining those areas on Level 39, with the associated costs recoverable as part of the Outgoings.]
External Landscaped Areas Fitout has the meaning given to it in clause 17.9(b)(1)(A).
Facilities means the showers, lockers and bicycle racks provided by the Lessor in the Building from time to time for the shared use of lessees of the Building.
First Refusal Area has the meaning given in clause 23.1(a)(2).
Fitout has the meaning given in the Agreement for Lease.
Fitout Equipment means the Fitout paid for from the Incentive Amount and which belongs to the Lessor as specified in Exhibit 17 to this Lease.

98722748    page 13

Fitout Guide means the Lessor’s fitout guide relating to the Building in Exhibit 6 as amended by the Lessor and notified to the Lessee from time to time (provided that the amendments do not impose obligations on the Lessee which are more onerous on the Lessee than those contained in this Lease or in the fitout guide contained in Exhibit 6).
Fixed Percentage means the percentage (if any) specified in Item 12(b)(2).
Fixed Percentage Review Date means each date (if any) specified in Item 12(b)(1).
Floor Common Areas means the Common Areas on the levels of the Building on which the Premises are located (being the toilets and lift lobbies on each level and the fire stairs between each level).
Force Majeure Event means:
(a)earthquake, explosion, fire, flood, cyclone or other physical disasters or acts of God not caused or contributed to by the Lessor or the Lessor’s Agents;
(b)war, invasion, act of foreign enemies, hostilities (whether war be declared or not), act of terrorism, civil war, rebellion, revolution, insurrection or military or usurped power, martial law or confiscation by order of any government, public statutory authority, or a Terrorist Act (as defined in section 3 of the Terrorism Insurance Act 2003 (Cth));
(c)ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel;
(d)an epidemic or pandemic exists (including COVID-19 and any variant of COVID-19) which affects any works, the Building or the Land;
(e)state-wide or nationwide strike or lockdown; or
(f)any event or circumstance or combination of events or circumstances (including the effects of such events and circumstances or combination of events or circumstances) that materially and adversely affects the performance by a party of its obligations under this Lease.
Further Term means either of the further terms referred to in Item 7.
Guarantor means the person (if any, and if more than ONE (1) person, each of them) named in Item 13 and includes a person’s executors and administrators and a corporation’s successors and any replacement guarantor under clause 25.12.
Habitat means each or any of Habitat 1, Habitat 2, Habitat 3, Habitat 4, Habitat 5, Habitat 6, Habitat 7 and/or Habitat 8, as applicable.
Habitat 1 means Level 7 to 10 of the Building (inclusive).
Habitat 2 means Level 11 to 14 of the Building (inclusive).
Habitat 3 means Level 15 to 18 of the Building (inclusive).
Habitat 4 means Level 19 to 22 of the Building (inclusive).
Habitat 5 means Level 23 to 26 of the Building (inclusive).
Habitat 6 means Level 27 to 30 of the Building (inclusive).
Habitat 7 means Level 31 to 34 of the Building (inclusive).
Habitat 8 means Level 35 to 38 of the Building (inclusive).

98722748    page 14

Hydraulic Failure means a failure by the Building Hydraulic System to provide any potable water to, and take any waste from, any of the floor distribution points for the Premises for a period of TWO (2) consecutive Business Days or more after the time the Lessee has given notice to the Lessor under clause 3.11(a), but does not include any period of such failure to the extent it is caused or contributed by an Exclusion Event.
Incentive means any abatement, concession, inducement or reduction paid, payable, granted or allowed to a new tenant or any other person or to retain a potentially outgoing tenant in respect of the Premises or this Lease or any comparable premises or any lease of any comparable premises.
Incentive Amount means that part of the Incentive Amount (as that term is defined in the Agreement for Lease) allocated to this Lease in accordance with the Agreement for Lease.
In House Services has the meaning given in clause 7.1(c).
Insolvency Event means the happening of any of these events in respect of a person (including a trust):
(a)it is (or states that it is) under administration or insolvent (each as defined in the Corporations Act 2001 (Cth));
(b)it is in liquidation, in provisional liquidation, under administration or wound up or has had a controller or similar person appointed to, or the holder (or its agent) of any security interest takes, its property;
(c)it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the other parties to this Lease);
(d)an order has been made (and in the case of an application, it is not stayed, withdrawn or dismissed within 20 Business Days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of paragraphs (a), (b) or (c) above, except where an order is made or a resolution passed for the purpose of a reconstruction, amalgamation, merger or consolidation before that order is made where the reconstruction, amalgamation, merger or consolidation is implemented in accordance with the terms of the approval;
(e)it is taken (under section 459F(1) of the Corporations Act 2001 (Cth)) to have failed to comply with a statutory demand;
(f)it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act 2001 (Cth) (or it makes a statement from which another party to this Lease reasonably deduces it is so subject);
(g)it is otherwise unable to pay its debts when they fall due;
(h)it enters into a readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors, without the prior consent of the other party; or
(i)something having a substantially similar effect to (a) to (h) happens in connection with that person under applicable laws of any relevant jurisdiction.
Interconnecting Stairs means any internal stairs connecting two Habitats to each other.
Land means the land described in Item 1, and where the context permits includes any part of it.
Law any relevant federal, state, territorial, or local law in force in New South Wales including, common or customary law, equity, judgment, legislation, orders, regulations,

98722748    page 15

statutes, by-law, ordinances, authorisations or any other legislative or regulatory measures and includes any amendment, modification or re-enactment of them.
Lease means this lease (and any annexure, exhibit, plan and schedule to it) and includes any equitable lease or lease at law evidenced by this document (and any annexure, exhibit, plan and schedule to it).
Lessee means the person named in Item 4 and includes its successors, executors and administrators, its assigns approved by the Lessor and, where the context permits, includes the Lessee’s Agents.
Lessee Corporate Structure means the structure shown in Exhibit 16.
Lessee Parent Company Guarantee means a parent company guarantee given by the Guarantor in the form set out in clause 25.
Lessee’s Act or Omission means any act, default, misconduct, negligence or omission of any kind of the Lessee or the Lessee’s Agents.
Lessee’s Agents means each and every of the Lessee’s contractors, agents, employees, invitees, licensees, sub-contractors, sub-lessees and other persons claiming through or under the Lessee.
Lessee's Business means the business or undertaking of the Lessee carried on the Premises in compliance with the Permitted Use.
Lessee Cleaning Service has the meaning given to it in clause 10.4(b)(1).
Lessee’s Equipment means the fixtures, fittings, furnishings, plant and equipment and other items at any time (whether before or after the Commencement Date) installed in or brought onto any part of the Building by or on behalf of the Lessee, the Lessee’s Agents or the Lessee’s Predecessors (and, where the context permits, includes any part of them), including any items brought onto the Building by the Lessor under the Agreement for Lease but which are owned by the Lessee. It does not include the Fitout Equipment.
Lessee’s Predecessors means each and every predecessor in title of the Lessee as lessee under this Lease (and, where this Lease is one in a series of consecutive leases granted pursuant to the exercise of options, it means each and every lessee under a prior lease in the series).
Lessee’s Proportion means the percentage in Item 11 determined by dividing the Lettable Area of the Premises by the Lettable Area of the Commercial Tower (expressed as a percentage), but if during the Term the Lettable Area of the Commercial Tower changes, the Lessor may by notice to the Lessee amend the Lessee’s Proportion to take account only of that change, but when doing so must maintain the basis on which the percentage in Item 11 was originally determined in accordance with this defined term.
Lessor means the person named in Item 3 and includes its successors and assigns, and where the context permits includes its agents (including, without limit, the Manager), contractors, employees and sub-contractors.
Lessor’s Act or Omission means any act, misconduct, default, negligence or omission of any kind of the Lessor or the Lessor’s Agents.

98722748    page 16

Lessor’s Agents means each and every of the Lessor’s contractors, agents, employees and invitees.
Lessor's Insurance Claim has the meaning given to it in clause 11.4(c).
Lessor’s Offer has the meaning given in clause 23.1(c).
Lettable Area of the Building means the aggregate of the Lettable Area of the Commercial Tower and the Lettable Area (Retail) of the Retail Section of the Building, from time to time.
Lettable Area of the Commercial Tower means the net lettable area of the parts of the Building shown in Exhibit 3, as varied by the Lessor from time to time to reflect that parts of the Commercial Tower may become multi-tenanted floors, or after becoming multi-tenanted floors, cease to be multi-tenanted floors. In measuring the areas shown in Exhibit 3, the PCA Method of Measurement for Net Lettable Area – Office Buildings (2008 Revision) is to be used, except that:
(a)the measurement point at the façade is the horizontal intersection with angled glazing at 1,400mm above finished floor level; and
(b)the exoskeleton structure is included within the Lettable Area just as structural columns are under the PCA Method of Measurement. The only anomaly is that the exoskeleton structure is angled and elsewhere in the PCA Method of Measurement it states that areas below 1,500mm should be excluded from Lettable Area. This nuance will not be factored into the measure based on the exoskeleton structure (and area below the exoskeleton structure) being included in lettable area.
Lettable Area of the Premises means the net lettable area calculated in accordance with the PCA Method of Measurement for Net Lettable Area – Office Buildings (2008 Revision) except that:
(a)the measurement point at the façade is the horizontal intersection with angled glazing at 1,400mm above finished floor level; and
(b)the exoskeleton structure is included within the Lettable Area just as structural columns are under the PCA Method of Measurement. The only anomaly is that the exoskeleton structure is angled and elsewhere in the PCA Method of Measurement it states that areas below 1,500mm should be excluded from Lettable Area. This nuance will not be factored into the measure based on the exoskeleton structure (and area below the exoskeleton structure) being included in lettable area.
Lettable Area (Retail) means the lettable area calculated in accordance with the PCA Method of Measurement for Gross Lettable Area Retail (2008 Revision).
Liabilities means each and every cost, expense, liability, claim and loss of any kind and all damages.
Licence Fees means any fees payable by the Lessee in respect of a licence granted to the Lessee under this Lease (and includes the Naming Rights Fee).
Licensed Areas means each and every area the subject of a licence from the Lessor to the Lessee under this Lease from time to time including (without limit):
(a)the Dedicated Facilities Area;
(b)the Atlassian Lobby Area;
(c)the Basement Storage Area;

98722748    page 17

(d)the Bicycle Storage Area;
(e)the Sky Signage Area;
(f)the Allocated Risers;
(g)the Ceiling Cavities;
(h)the External Terrace Areas (Occupiable);
(i)the External Landscaped Areas (Non Occupiable);
(j)the riser referred to in clause 16.1;
(k)the areas in and on the Building where the Lessee installs and operates signage from time to time pursuant to clause 20.2; and
(l)any other area of the Building or Land over which the Lessor agrees to grants and the Lessee agrees to take, a licence.
Lifts means the lifts servicing the Premises.
Lift Failure means a failure of:
(a)FIFTY PERCENT (50%) or more of the passenger Lifts servicing a floor(s) of the Premises to function for a period of 2 consecutive Business Days or more after the time the Lessee has given notice to the Lessor under clause 3.9(a);
(b)ONE HUNDRED PERCENT (100%) of the passenger Lifts servicing a floor(s) of the Premises to function for a period of 24 consecutive hours or more after the time the Lessee has given notice to the Lessor under clause 3.9(a); or
(c)both the goods Lift servicing a floor(s) of the Premises and the shared passenger/goods Lift servicing that floor(s) of the Premises to function for a period of 2 consecutive Business Days or more after the time the Lessee has given notice to the Lessor under clause 3.9(a) (except where the Lessor has provided the Lessee with an alternative means of access for deliveries (incoming and outgoing)), but in each case does not include any period of such failure to the extent it is caused or contributed to by an Exclusion Event.
Major Lessee means a tenant that is in occupation of 50% or more of the Lettable Area of the Commercial Tower.
Major Universities means any university that is a member of Universities Australia (or the equivalent body) from time to time.
Manager means any person appointed from time to time by the Lessor and notified in writing to the Lessee to manage the Land and the Building and includes (unless the context otherwise requires) the agents, contractors and employees of that person. If no such person is appointed at the relevant time, it means the Lessor.
Market Review Date means each date (if any) specified in Item 12(a).
Maximum Occupancy Ratio means the maximum occupancy ratio for the Premises and the Licensed Areas (as applicable) in accordance with the specifications and/or original basis for design of the Building when constructed, as may be varied by Law or a Requirement from time to time.
Mezzanine means the area identified as '[insert]' on the plans in Exhibit 1. [Drafting Note: to be completed under the Agreement for Lease based on the final plans, being the area on the mezzanine level of the Building that forms part of the NLA.]
Minor Defect has the meaning given to it in clause 10.7.

98722748    page 18

Naming Rights Fee means the amount in Item 14, as varied under this Lease.
New Lease Commencement Date means the day after the date in Item 6.
Notice of Exercise has the meaning given to it in clause 19.1.
Onsite Staff means the onsite staff employed by the Dexus Group to provide property management, facilities management, business services, asset management, concierge, security or any other services to the Building.
Other Leases means any lease to the Lessee as lessee, over an area of the Building, other than this Lease.
Outgoings has the meaning given to it in Schedule 2.
Outgoings Period means the period the subject of a Lessor's Estimate of Outgoings Notice.
PCA Matrix means the document contained in Schedule 9.
Performance Criteria means the performance criteria contained in Schedule 6.
Permitted Use means the use described in Item 9.
Pet Policy means the document contained in Schedule 5 (as amended from time to time).
PMA means the 'Central 2000 Western Gateway Precinct Management Agreement' filed as Bk 4430 No 47 with NSW Land Registry, and dated 7 June 2004 or any replacement or amended precinct management agreement from time to time.
Preceding Year has the meaning given to it in clause 7.3(a).
Premises means (and, where the context permits includes part of) the premises described in Item 2 which:
(a)extends up to and including:
(i)the internal face of the external walls and of any internal structural walls of the Building;
(ii)subject to paragraph (c), the false ceiling below the internal face of the concrete slab or timber floor (as applicable) immediately above;
(iii)the internal face of the concrete slab or timber floor (as applicable); and
(iv)the centre line of any partitions which separate the Premises from other parts of the Building; and
(b)includes the Lessor's fixtures, fittings, furnishings, plant and equipment at any time in the Premises;
(c)excludes the Ceiling Cavities; and
(d)excludes the façade the Building.
If the area of the Premises is at any time relevant, the area of the part of the Premises shown as hatched on the plan in Exhibit 1 must be measured.

98722748    page 19

Prescribed Rate means the Bank Bill Rate (current at the date the money becomes due, and at the first day of each month while the money remains due) plus 3%.
President of the API means the President of the New South Wales division of the Australian Property Institute Inc.
Project Documents has the same meaning given to this term in the Agreement for Lease.
Rectification Period means, in relation to clauses 3.8 to 3.12 (inclusive) the period commencing at the time of delivery to the Lessor of a written notice from the Lessee specifying the relevant failure in reasonable detail and ending TWO (2) Business Days after the time of service of the Lessee’s notice.
Reference Schedule means Schedule 1.
Related Agreement means:
(e)the Agreement for Lease; and
(f)and any other written agreement or deed entered into by the Lessee and the Lessor in connection with this Lease.
Related Body Corporate has the meaning given to that term in section 50 of the Corporations Act, 2001 (Cth).
Relevant Grade means the Property Council of Australia's criteria for premium grade office buildings identified in the Property Council's publication entitled ‘A Guide to Office Building Quality' adopted in 2019.
Rent Guarantee Period means the period described in subclause 1(c) of Schedule 4 of the Development Deed.
Requirements means requirements, notices, orders or directions received from or given by any Authority.
Retail Area means the areas shown on the plans in Exhibit 2 and any other parts of the Building which become available for retail use during the Term, other than the Trapped Retail Area. [Drafting Note: plan of the Retail Area to be inserted under the Agreement for Lease.]
Retail Lease means the lease(s) to the Lessee of any part of the Trapped Retail Area or the Retail Area.
Retail Leases Act means Retail Leases Act 1994 (NSW).
Retail Plan means the plan in Exhibit 18. [Drafting Note: to be inserted under the Agreement for Lease.]
Retail Section of the Building means the Trapped Retail Area and the Retail Area.
Review Date means each Fixed Percentage Review Date and each Market Review Date.
Rules means the Lessor's rules relating to the management and care of the Building or the conduct of tenants, occupants and other persons in the Building or the use or occupation of the Building, as set out in Exhibit 4 as varied under this lease. [Drafting Note: to be inserted under the Agreement for Lease.]

98722748    page 20

Second Withdrawal Notice has the meaning given to it in clause 19.2(d).
Security means a charge, mortgage, lien or pledge and/or a 'security interest' as defined in the Personal Property Securities Act 2009 (Cth).
Self Help Event has the meaning given in clause 24.
Services means that part of the services and facilities (including air-conditioning thermostats, ducts and outlets, fire sprinkler heads and piping, security and fire alarm equipment, lighting, central electrical switching arrangement, emergency lighting and exit signs) as is provided or installed by or on behalf of the Lessor in the Premises and the Licensed Areas or for the benefit of the Premises or the Licensed Areas in any Ceiling Cavity or structural walls adjoining the Premises or the Licensed Areas.
Sky Signage Area means the area marked ‘sky signage area’ on the plan in Exhibit 11. [Drafting Note: to be inserted under the Agreement for Lease. If there is no Sky Signage Area (refer to clause [#] in Agreement for Lease), then this definition will be deleted and all references to the Sky Signage Area will be deleted from this Lease.]
Subsidiary has the meaning given in the Corporations Act 2001 (Cth), and, in addition:
(g)a trust may be a Subsidiary, for the purpose of which a unit or other beneficial interest will be regarded as a share and the ability to control the appointment or removal of the trustee is considered to satisfy the test set out above;
(h)a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation; and
(i)a limited partnership may be a Subsidiary of an entity if the entity or any of its Subsidiaries are the general partner of that limited partnership and the entity, together with any of its Subsidiaries, holds more than 50% of the partner interests in the limited partnership.
Sufficient Financial Standing means:
(j)in respect of an assignment effected pursuant to clause 13.3, the Lessor is satisfied (acting reasonably) that the assignee is a person that has sufficient financial capacity and standing and is capable of observing and performing the ongoing obligations of the Lessee under this Lease and one of the tests in paragraph (b) below is satisfied; and
(k)in respect of an assignment effected pursuant to clause 13.2 or clause 13.3, without limiting subclause (a) of this definition:
(i)the assignee has an investment grade credit rating of at least BBB- (on the Standard & Poor’s and Fitch scales) or Baa3 (on the Moody’s scale); or
(ii)both of the following conditions have been satisfied:
(A)the Lessor has received from the Lessee a favourable report from Equifax (or other similar reputable credit reporting agency acceptable to the Lessor, acting reasonably) confirming the financial capacity of the assignee. For the

98722748    page 21

purposes of this subclause (A), a favourable report is a report that confirms that the assignee is of Acceptable risk level and has a probability of default of less than 5%; and
(B)the assignee has net tangible assets of at least AUD 3 billion dollars.
Sustainability Performance Standards has the meaning given to that term in the Agreement for Lease.
Tenure Rights has the meaning given to that term in the Agreement for Lease.
Term means the period commencing on the date in Item 5 and expiring at midnight on the date in Item 6 (and where applicable, the period of holding over under clause 14.9).
Termination Date means the date in Item 6.
Trapped Retail Area means the area shown on the plan in Exhibit 15. [Drafting Note: to be inserted under the Agreement for Lease.]
Type A Office Area means those parts of the Premises identified as 'Type A Office Area' on the plans in Exhibit 1. [Drafting Note: to be inserted under the Agreement for Lease.]
Type B Office Area means those parts of the Premises identified as 'Type B Office Area' on the plans in Exhibit 1. [Drafting Note: to be inserted under the Agreement for Lease.]
Type C Office Area means those parts of the Premises identified as 'Type C Office Area' on the plans in Exhibit 1. [Drafting Note: to be inserted under the Agreement for Lease.]
Ultimate Holding Company means in relation to:
(a)a body corporate, an ultimate holding company as defined in the Corporations Act 2001 (Cth); and
(b)a trust, a trust that would be an ultimate holding company within that meaning if both trusts were companies, in each case using the definition of 'Subsidiary' in this Lease rather than the definition in the Corporations Act, 2001 (Cth).
Umpire has the meaning given in Schedule 4.
Unremedied Breach means a breach by the Lessee of this Lease or any Related Agreement, in respect of which the Lessor has given the Lessee a notice requiring remedy of the breach within a reasonable period, and the Lessee has failed to comply with the Lessor's notice.
Valuer means a person satisfying the criteria in clause 2 of Schedule 4.
Variation Form means a NSW Land Registry Services variation of lease form 07VL prepared in accordance with clause 19.7(a).
Whole of Building Outgoings has the meaning given to it in clause 1(c) of Section C of Schedule 2.

98722748    page 22

Withdrawal Notice has the meaning given to it in clause 19.2(b)
Workplace Health and Safety Requirements or WHS Requirements has the meaning given in clause 10.6.
Works has the meaning given to that term in the Agreement for Lease.
YHA means YHA Limited ACN 008 387 791.
YHA Arrangements has the meaning given to that term in the Agreement for Lease.
YHA Stratum means the stratum lot immediately below the Premises being lots [##] and [###] in DP [##]. [Drafting Note: to be inserted under the Agreement for Lease.]
1.2Interpretation
(a)The Index and headings are for guidance only and do not affect the interpretation of this Lease.
(b)This Lease is governed by New South Wales law. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.
(c)In interpreting this Lease, no rule of construction applies to the disadvantage of a party because that party put forward this Lease.
1.3Miscellaneous references
In the interpretation of this Lease (unless the contrary intention appears) reference to:
(a)a reference to this Lease or another instrument includes any variation or replacement of any of them;
(b)any gender includes every gender;
(c)singular includes plural and vice versa;
(d)month means named calendar month;
(e)persons include firms, bodies corporates, unincorporated associations, other legal entities or Authorities;
(f)a reference to a person includes a reference to the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and permitted assigns;
(g)a reference to any body corporate, unincorporated association, institute or other body includes any body, association or institute which succeeds any of the same;
(h)a reference to any thing (including, without limitation, any amount) is a reference to the whole and each party of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;
(i)'include' (in any form) when introducing a list of items does not limit the meaning of the words to which the list relate to those item or to items of a similar kind;
(j)a part, clause, schedule or an Item is, unless the context otherwise requires, a reference to a part, clause or schedule of this Lease or an Item in the Reference Schedule;
(k)any body (other than a party to this Lease) which ceases to exist, is reconstituted, renamed or replaced or has its powers transferred, refers to the body established in its place or which serves substantially the same objects as or succeeds to its powers;
(l)the president of a body means the person acting as the president (or other principal officer) at the relevant time;

98722748    page 23

(m)communications between the parties must be in English;
(n)a reference to:
(1)days means calendar days; and
(2)time is a reference to time in New South Wales, Australia;
(o)a capitalised term not defined in this Lease but defined in the Agreement for Lease has the meaning given to that term in the Agreement for Lease; and
(p)a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and amendments, consolidations, replacements or re-enactments of them.
1.4Next Business Day
If an event under this Lease must occur on a stipulated day which is not a Business Day, then the stipulated day will be taken to be the next Business Day.
1.5Severability
If the whole or any part of a provision of this Lease is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Lease has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Lease.
1.6No reliance
The Lessee acknowledges that in entering into this Lease it has not relied on any representations or warranties about its subject matter except as expressly provided by this Lease.
1.7Retail Leases Act
The Lessor and the Lessee acknowledge and agree:
(a)the Premises will not be used wholly or predominantly for the carrying on of one or more of the businesses prescribed in Schedule 1 of the Retail Leases Act;
(b)the Premises are not in a retail shopping centre; and
(c)the Retail Leases Act does not apply to this Lease.
1.8Costs
Where a party is obliged under this Lease to do some act or thing, it must be done at the cost of that party unless otherwise provided in this Lease.
1.9Covenants – joint and several
Any covenant, indemnity, warranty or agreement by TWO (2) or more persons as Lessee binds them collectively and individually.
1.10Party not to permit prohibited matters
Where a party is prohibited from doing any act, matter or thing, it is also prohibited from permitting or suffering the act, matter or thing and, to the extent that it is within a party’s reasonable control, it must ensure that its agents, contractors and employees do not breach the prohibition.
1.11Exclusion of implied covenants and powers
Sections 84, 84A, 85 and 86 of the Conveyancing Act 1919 (NSW) do not apply to and are not implied in this Lease unless they are expressly included. In this Lease, words used in any of the forms of words in the first column of Part 2 of Schedule 4 to the Conveyancing Act 1919 (NSW) do not imply a covenant under section 86 of that Act.

98722748    page 24

1.12No partnership, agency or joint venture
Nothing in or under this Lease creates the relationship of partners, principal and agent or joint venturers between the Lessor and the Lessee.
1.13Enforceability of powers etc
Any law which prejudicially affects any party’s powers, discretions, remedies, rights or obligations (Powers) is excluded to the extent lawfully permissible. If any Power cannot be given full effect, that Power must be severed or read down to maintain (as far as possible) all other provisions of this Lease.
1.14Prior breaches
Expiry or termination of this Lease does not affect any rights in connection with a breach of this Lease before then.
1.15Set off
Except and to the extent expressly permitted by the terms of this Lease, the Lessee must make all payments under this Lease without set-off, counterclaim, withholding or deduction.
1.16Whole agreement is contained in this Lease and Agreement for Lease
(a)Subject to clause 1.16(b), this Lease and the Agreement for Lease comprise the whole of the agreement between the parties in respect of their subject matter.
(b)If there is any inconsistency between the terms of this Lease and any surviving provisions in the Agreement for Lease (such as responsibility for works in relation to remedy of Defects in Works conducted under the Agreement for Lease), to the extent of the inconsistency the surviving provisions in the Agreement for Lease prevail.
1.17Consent and approval of Lessor or Lessee
Unless expressly stated in a particular provision, the Lessor and the Lessee must not unreasonably withhold, condition or delay their consent or approval under this Lease (but may give it subject to reasonable conditions). Any consent or approval by the Lessor or the Lessee must be in writing.
1.18Appointment of independent expert
If under any provision of this Lease, either party is permitted to refer a matter or dispute to an independent expert for determination, then prior to referring the matter to the independent expert:
(a)a senior representative or executive of the Lessee and the Lessor must, within 5 Business Days of the dispute or matter arising, meet and use reasonable endeavours (acting in good faith) to resolve the relevant dispute or matter by joint discussions; and
(b)if the senior executives fail to resolve the relevant dispute or matter within 10 Business Days of the meeting, then either party may refer the matter or dispute to an independent expert for determination in accordance with clause 3.7(n), 3.8(g), 3.9(h), 3.10(g), 3.11(g), 7.2(c), 7.3(g), 14.2(d), 14.3(e)(2) and 24(b) as applicable.
1.19References to Manager
(a)Any notice or thing which must be delivered or given to the Manager or any payment or request which must be made to the Manager, must be delivered, given or made to the Manager or such other person as may be nominated from time to time by the Lessor by notice to the Lessee.

98722748    page 25

(b)The Manager may exercise the Lessor’s powers, discretions and rights and make any determination which may be made by the Lessor under this Lease unless the Lessor itself notifies the Lessee to the contrary.
(c)The Lessee can rely on the exercise of the Lessor’s powers, discretions and rights by and determinations made by the Manager, unless the Lessor itself notifies the Lessee to the contrary.
1.20Effect of execution
(a)The Lessee and the Lessor are bound by this Lease even though this Lease has not been registered or may never be registered and despite any obligation the Lessor may have to register it.
(b)This Lease is a deed, even if it is not registered.
1.21Notices
(a)In this Lease, reference to notice means notice in writing.
(b)Any notice or other writing served by the Lessor is valid and effective if signed by the Lessor or the Manager or signed by an attorney, director, company secretary, authorised officer or solicitor of the Lessor or the Manager or by the Manager’s general manager of the Building.
(c)Any notice or other writing served by the Lessee is valid and effective if signed by the Lessee or signed by an attorney, director, company secretary, authorised officer or solicitor of the Lessee.
(d)A notice, consent or other communication that complies with this clause 1.21 is regarded as given and received:
(1)if by delivery in person, when delivered to the addressee;
(2)if by express post, 3 Business Days from and including the date of postage; or
(3)if by email, when the email (including any attachment) comes to the attention of the recipient or a person acting on its behalf.
(e)A party’s address and email address are those set out below that party’s name in the relevant Item in the Reference Schedule, or as the person notifies the sender in writing.
(f)Unless the Lessor otherwise notifies the Lessee, any notice or writing is sufficiently served on it if served on the Manager.
(g)If any notice or other writing is served on a day which is not a Business Day or is after 5.00pm (addressee’s time) it is deemed to be served on the next Business Day.
1.22Power and capacity warranties
Each party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this Lease;
(b)it has taken all necessary action to authorise the execution, delivery and the performance of this Lease and the execution and delivery of this Lease will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this Lease constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.
1.23Limitation on liability – trustee lessor
(a)In this clause 1.23:

98722748    page 26

(1)Trust means Vertical First Trust (ABN 47 915 597 236);
(2)Trustee means Vertical First Pty Ltd (ACN 636 939 985) as trustee for the Trust;
(3)Trust Deed means the trust deed dated 19 December 2019 made by Vertical First Pty Ltd; and
(4)Trust Fund means the property held on trust by the Trustee under the Trust Deed.
(b)The Trustee enters into this Lease solely in its capacity as trustee of the Trust and in no other capacity.
(c)A liability arising under or in connection with this Lease can be enforced against the Trustee only to the extent to which it can be satisfied out of the property of the Trust out of which the Trustee is actually indemnified for the liability.
(d)The limitation of the Trustee’s liability contained in this clause 1.23 applies notwithstanding any other provisions of this Lease and extends to all liabilities and obligations of the Trustee in connection with this Lease.
(e)The Lessee and/or the Guarantor may not sue the Trustee in any capacity other than as trustee of the Trust, including seeking the appointment to the Trustee of a receiver (except in relation to the property of the Trust), a liquidator, administrator or any other similar person.
(f)The provisions of this clause 1.23 will not apply to any liability or obligation of the Trustee to the extent there is a reduction in the extent of its indemnification out of the assets of the Trust as a result of the operation of the law or the application of any provisions of the Trust’s constitution or as a result of the Trustee’s fraud, negligence, breach of trust or breach of duty or to the extent that the Trustee fails to exercise any right of indemnity it has out of the assets of the Trust in relation to the relevant liability.
(g)The Trustee represents and warrants to the Lessee that on the date in Item 5:
(1)it is the only trustee of the Trust and no action has been taken or proposed to remove it as trustee of the Trust;
(2)it has the power and authority under the terms of the Trust Deed to enter into and perform this Lease;
(3)the entry into and performance of this Lease is for the benefit of the beneficiaries of the Trust, whose consents (if necessary) have been obtained; and
(4)to the best of the Trustee's knowledge, its right to be indemnified out of the assets of the Trust has not been reduced by the acts or omissions of the Trustee.
(h)The Trustee must ensure that the warranties in clause 1.23(g) remain true and correct until the end of the Term.

2Grant of Lease
The Lessor grants to the Lessee and the Lessee takes from the Lessor a lease of the Premises for the Term on the terms and conditions set out in this Lease.

98722748    page 27

3Services Provided by Lessor
3.1Quiet enjoyment
Subject to the Lessor's rights under this Lease, while the Lessee complies with its obligations under this Lease, the Lessee may possess the Premises during the Term without disturbance from the Lessor (or persons claiming through it).
3.224 hour entry to Premises
(a)The Lessee may enter the Building and use the Premises and the Licensed Areas (excluding the External Landscaped Areas (Non Occupiable)) at any time, subject to this Lease, the Law and Requirements of Authorities.
(b)The Lessor must, if requested by the Lessee, make Services (including air-conditioning) available to the Building or the Premises outside the Established Building Hours (After Hours Services).
(c)If the Lessee requests for After Hour Services to be provided then:
(1)if the Lessee is the tenant of 100% of the Lettable Area of the Commercial Tower:
(A)the Lessee must pay the Lessor directly on demand; or
(B)alternatively (at the Lessor's discretion), the Lessor may charge to the Lessee as part of the Outgoings, the Lessor's actual and properly incurred costs, charges and expenses (provided that, in relation to any internal costs, these are charged to the Lessee without any margin) of making the After Hours Services available, including (without limitation):
(C)any costs incurred by the Lessor for electricity, gas, oil and any other source or type of energy; and
(D)an allowance for accelerated depreciation as determined by the Lessor's technical consultant (acting reasonably); or
(2)if the Lessee is not the tenant of 100% of the Lettable Area of the Commercial Tower, the Lessee must pay directly to the Lessor on demand, the Lessor's actual and properly incurred costs, charges and expenses (provided that, in relation to any internal costs, these are charged to the Lessee without any margin) of making the After Hours Services available, including (without limitation):
(A)any costs incurred by the Lessor for electricity, gas, oil and any other source or type of energy; and
(B)an allowance for accelerated depreciation as determined by the Lessor's technical consultant (acting reasonably).
3.3Pet Policy
(a)The Lessee may allow pets in the Premises in accordance with the Pet Policy and subject to the terms of this clause 3.3.
(b)The Lessee may allow pets in the Common Areas for the purpose of accessing the Premises, provided that:
(1)the pet is on a leash and accompanied by their owner at all times; and

98722748    page 28

(2)the owner of the pet (being a Lessee's Agent for the purposes of this Lease) uses the fastest and most direct route of access to the Premises and does not loiter or linger in the Common Areas.
(c)The Lessee indemnifies the Lessor against any Liabilities arising from any damage, loss, death or injury suffered or incurred by the Lessor (excluding Consequential Loss) in connection with any pet brought onto the Building by the Lessee or the Lessee's Agents.
3.4Lessee’s use of Common Areas
(a)Subject to clause 9.9 and the Lessor's rights under clause 12.8, the Lessee may use and enjoy the Common Areas in common with the Lessor (and others entitled to use them) in accordance with this Lease, for their intended purpose and subject to any reasonable directions of the Lessor.
(b)The Lessee must not:
(1)obstruct any parts of the Common Areas;
(2)prevent or hinder access to the Common Areas; or
(3)use the Common Areas for storage or any other unauthorised purpose.
(c)The Lessor may, provided it has given to the Lessee reasonable prior written notice, permit at any time displays, exhibitions, community and commercial activities, functions and entertainment in any Common Areas provided that they do not unreasonably interfere with the Lessee’s use and enjoyment of and means of access to the Premises.
(d)The Lessor must install the Lessee’s name on the directory board for the Building in the foyer of the Building (if any) (Directory Board Signage). If the Lessee requires any changes to the Directory Board Signage during the Term, then:
(1)such changes are subject to the Lessor's approval (such approval not to be unreasonably withheld or delayed); and
(2)the Lessee must reimburse the Lessor on demand for the Lessor's actual and properly incurred costs, charges and expenses (provided that, in relation to any internal costs, these are charged to the Lessee without any margin) in connection with such changes.
3.5Provision of Base Building Services
(a)Subject to clause 3.5(e), the Lessor must maintain and provide the Base Building Services:
(1)if a standard is set out in the Performance Criteria for a particular Base Building Service, so that the Base Building Service performs to a standard which is not less than that set out in the Performance Criteria; or
(2)if no standard is set out in the Performance Criteria for a particular Base Building Service, so that the Base Building Service performs to a standard consistent with the equivalent service provided by other comparable Relevant Grade buildings in Sydney; and
(3)in accordance with the Building Management Plan,
including undertaking capital expenditure and carrying out replacements where necessary to ensure the Base Building Services meet the standards required by this clause.
(b)The Lessor must, to the extent that the Lessor considers necessary and appropriate having regard to the nature of the relevant service, enter into and maintain with appropriately qualified and reputable contractors, service and maintenance contracts for the Base Building Services. Such maintenance

98722748    page 29

contracts must set out the obligations, performance standards and response and rectification times for the relevant service which are consistent with the requirements of this Lease and the Building Management Plan.
(c)The Lessor must:
(1)on request by the Lessee, provide information to the Lessee showing the Lessor's proposed schedule for replacement and maintenance of plant and equipment which forms the Lessor’s property which services the Premises;
(2)use reasonable endeavours to ensure that the relevant Authority repairs and maintains the water and electricity supplies and drainage and sewerage services to the Building; and
(3)promptly rectify or repair any fault in or damage to any water or electricity supplies or drainage and sewerage services installed by or on behalf of the Lessor within the Building for the benefit of the occupiers of the Building, which is not the responsibility of an Authority, promptly after becoming aware of the fault or damage, but is not required during the Term or any Further Term to redecorate all or any part of the Premises or the Building.
(d)Without limiting clause 9.1(d) or clause 9.1(f), the Lessor must ensure that at all times during the Term (other than where the Lessee requests, and the Lessor consents to, a change to the Permitted Use pursuant to clause 9.1(b) or clause 13.6(c) to a use which is not for commercial offices as previously approved), the use of the Premises for commercial offices is permitted under applicable Laws and the Requirements of any Authorities in relation to the Building.
(e)Notwithstanding any other provision of this Lease, if at any time the Lessor is required to shut off or remove the Base Building Services or any other services servicing the Premises or the Building because of:
(1)the need to repair, maintain or replace the relevant service;
(2)planned maintenance works to a service or a planned outage, in respect of which the Lessee was given prior notice (except in the case of emergency where no notice is required); or
(3)the operation of any Laws or the Requirements of any relevant Authority or provider of a service to the Premises or the Building, then the Lessee is not entitled to terminate or rescind this Lease nor to make any claim or demand for compensation or damages (other than, to the extent applicable, an abatement of Base Rent in accordance with clauses 3.8, 3.9, 3.10, 3.11 or 14.2 as applicable) or exercise any other rights in connection with a material breach of this Lease against the Lessor.
3.6Repairs by Lessor
(a)The Lessor must:
(1)maintain, repair and keep the Building (excluding the Base Building Services, in respect of which the Lessor's obligations are set out in clause 3.5(a)), the Common Areas and the Facilities in good condition and working order, in a safe condition and to a high standard which is consistent with the standard of maintenance, safety and repair of other comparable Relevant Grade buildings in Sydney; and
(2)maintain, repair and keep the Building and the Common Areas:
(A)water tight and wind proof; and
(B)in good structural repair.
(b)The Lessor must repair or cause to be repaired (including, where necessary repair by way of replacement) any parts of the Building and the Common Areas

98722748    page 30

(including structural parts) in need of repair promptly after becoming aware of the same.
(c)The Lessee must notify the Lessor:
(1)of any damage of a structural nature in or about the Premises and in or about the Licensed Areas promptly after actually becoming aware of the same; and
(2)if it considers that any repair or maintenance works are required to be undertaken by the Lessor under this clause 3.
(d)Despite sub-clauses (a) and (b), but subject to sub-clause 3.6(e), the Lessor is not obliged to carry out any maintenance work, repair or rectification work to the extent which the Lessee itself is obliged to carry out that work under this Lease.
(e)Any maintenance work, repair or rectification work required to be conducted by the Lessor under this clause 3.6 may be carried out by the Lessor at the cost of the Lessee to the extent it arises out of:
(1)the Lessee's Act or Omission (provided that the Lessor has notified the Lessee of the need for such maintenance work, repair or rectification work except in an emergency when no such notice is required);
(2)any act, default, misconduct, neglect, negligence or omission of the Lessee’s Predecessors;
(3)the Lessee’s particular use or occupation of the Premises or the Licensed Areas;
(4)any works to the Premises, the Licensed Areas or the Building carried out by or on behalf of or at the direction of the Lessee, the Lessee's Agents or the Lessee's Predecessors at any time (including before or after the Commencement Date), including any integration of such works with the Base Building Services; or
(5)the installation, use or removal of the Lessee's Equipment.
(f)If such maintenance work, repair or rectification work under sub-clause 3.6(e) is required to ensure the Premises and Licensed Areas are safe, the work must be carried out by the Lessor, at the cost of the Lessee.
(g)The Lessee acknowledges and agrees that nothing in this clause 3.6 limits the Lessor's rights to carry out works to the Building under clauses 9.9(b) or 12.8.
3.7Management and maintenance of the Building and security
(a)A senior representative of the Lessor and the Lessee must, at least three months prior to the end of each Outgoings Period, meet to discuss and agree on any required changes to the Building Management Plan (both parties acting reasonably and in good faith and having regard to any requests made by the Lessee under clause 3.7(g)) including in respect of the price and term of any contracts for services to be provided under the Building Management Plan.
(b)If the Lessee requests that a particular contract for services under the Building Management Plan includes:
(1)an early termination right for the Lessor to terminate the contract prior to the expiry date; or
(2)a right for the Lessor to vary the scope of the services provided under the relevant contract during the term of the contract, then any premium or costs incurred by the Lessor as a result of the inclusion of such rights will be payable by the Lessee as part of the Outgoings.
(c)Within 30 days of the date of the meeting under clause 3.7(a), the Lessor will provide to the Lessee an updated Building Management Plan on the same terms as the current Building Management Plan, but with such amendments as required to incorporate:

98722748    page 31

(1)any changes to the Building Management Plan agreed by the parties under clause 3.7(a); and
(2)subject to the balance of this clause, an estimate and description of the capital expenditure costs expected to be incurred by the Lessor in relation to the Building in the following 12 month period.
The Lessor may separately provide the Lessee notice of its estimate and description of the capital expenditure costs for the Building in the upcoming 12 month period (in lieu of amending the Building Management Plan), if no other amendments to the Building Management Plan are required to be made following the Lessor and the Lessee's meeting under clause 3.7(a).
(d)The parties must take reasonable steps to comply with the Building Management Plan on and from the date that the updated Building Management Plan is given to the Lessee under clause 3.7(c).
(e)The Lessor must:
(1)adopt industry best practices in respect of the management, maintenance and repair of the Building;
(2)maintain, repair and operate the Building to a standard consistent with other comparable Relevant Grade buildings in Sydney and in accordance with the Building Management Plan; and
(3)not impose any dress standards or associated constraints within the Building.
(f)If any breach of security or other emergency occurs at the Building, then without limiting the Lessor’s obligations under clauses 3.7(d) and 3.7(e), the Lessor must provide notice to the Lessee (which may, notwithstanding clause 1.21, be provided by way of telephone or email to the telephone number or email as notified in writing by the Lessee to the Lessor from time to time) as soon as reasonably practicable after the Lessor becomes aware of the relevant breach of security or emergency. To the extent of any inconsistency between this clause 3.7(f) and the Emergency and Security Action and Communication Plan, the provisions of the Emergency and Security Action and Communication Plan shall prevail.
(g)At any time during the Term, the Lessee may (acting reasonably) request that the Lessor add or withdraw any services to or from the Building Management Plan by giving 3 months’ written notice to the Lessor provided that:
(1)the proposed amended range of services is consistent with the services typically provided in comparable Relevant Grade buildings in Sydney;
(2)the proposed addition or withdrawal of services will not adversely affect the then current rating of the Building under any relevant environmental rating scheme;
(3)the proposed change to the services under the Building Management Plan will not cause the Lessor to be in breach of its obligations under this Lease or any Related Agreement; and
(4)the request does not contravene clause 3.7(o).
(h)If the Lessee gives notice in accordance with clause 3.7(g) to add a service, the Lessee may elect:
(1)to engage its own contractor to provide the additional service on behalf of:
(A)the Lessee, in which case all costs for the relevant service will be excluded from Outgoings and must be paid by the Lessee to its contractor directly; or
(B)the Lessor, in which case all costs for the relevant service can be included as part of the Outgoings, subject to the terms of this Lease; or

98722748    page 32

(2)for the Lessor to engage its contractor to provide the additional service, in which case all costs for the relevant service can be included as part of the Outgoings, as set out in the Lessee’s notice.
(i)If the Lessee gives notice in accordance with clause 3.7(g) to withdraw a service, then the Lessor must use reasonable endeavours to either:
(1)terminate the Lessor's existing contract for the relevant service; or
(2)if the relevant service forms part of a contract which includes other services provided to the Lessor, vary the Lessor's existing contract to withdraw the relevant service from the contract, subject to the terms of the Lessor's existing contract.
(j)If a service under the Building Management Plan is added or withdrawn in accordance with clauses 3.7(g) to 3.7(i) (inclusive) then:
(1)any costs incurred by the Lessor as a result of the termination or variation to the relevant contract (as applicable) will be payable by the Lessee as part of the Outgoings;
(2)the Lessor must within 20 Business Days of service of the Lessee's notice under clause 3.7(g) give to the Lessee a notice pursuant to clause 7.1(b)(1) setting out the revised Outgoings (if applicable) for the relevant year and the revised monthly amount payable by the Lessee under this Lease;
(3)as from the date of service of the Lessee’s notice under clause 3.7(g), the Outgoings for the relevant year are deemed to be amended in accordance with the revised Outgoings set out in the Lessor's notice under clause 3.7(j)(2); and
(4)on the next day for payment of the Lessee’s Proportion of Outgoings, the Lessee must pay to the Lessor the revised monthly amount of the Lessee’s Proportion of Outgoings as set out in the Lessor's notice under clause 3.7(j)(2) and the Lessee or the Lessor (as applicable) must promptly adjust between them any over or underpayment so that the Lessee has paid the correct amount of Lessee’s Proportion of Outgoings to that point in the relevant year.
(k)If the Lessee elects to engage its own contractor under clause 3.7(h) then:
(1)the Lessee must obtain the Lessor's prior written approval to the proposed contractor (such approval not to be unreasonably withheld or delayed);
(2)the Lessee must ensure that its contractor complies with the terms of the Building Management Plan and this Lease; and
(3)the services provided by the Lessee's contractor must be:
(A)to a standard appropriate for the nature of the Building; and
(B)in accordance with the Lessor’s obligations under this Lease in respect of the relevant service.
(l)If:
(1)the contract for a particular service under the Building Management Plan has expired or is otherwise terminated; or
(2)the Lessee considers, acting reasonably, that the contract for a particular service under the Building Management Plan is not consistent with standard market pricing in Sydney from time to time, then, subject to clause 3.7(o), the Lessee may give notice to the Lessor requesting that the Lessor carry out a tender for the relevant service, in which case the Lessor must run a competitive tender of (where possible, having regard to the nature of the service and the pool of potential contractors) with at

98722748    page 33

least THREE (3) contractors for the Lessee to choose from. The Lessor must act reasonably in considering a request by the Lessee to tender a contract for services under this clause 3.7(l).
(m)Subject to clause 3.7(o), the Lessee may (acting reasonably) notify the Lessor that it wants a higher or lower scope of services than that set out in the Building Management Plan, provided that:
(1)the standard of the relevant service is still suitable for a Relevant Grade building; and
(2)the proposed change to the scope of services will not cause the Lessor to be in breach of its obligations under this Lease, any Related Agreement or any other document to which the Lessor is a party in connection with the Building.
(n)If the Lessee provides notice to the Lessor under clause 3.7(m), the Lessor must use reasonable endeavours to procure that the contract for that service is varied to update the scope as requested by the Lessee (to the extent possible having regard to the terms of the contract) and provide revised pricing for the Lessee’s approval (not to be unreasonably withheld or delayed). If the Lessor and the Lessee cannot agree on that scope within TEN (10) Business Days of a request to do so, then, subject to the Lessor and the Lessee first complying with clause 1.18, the revised scope which is appropriate for a Relevant Grade building for the relevant service must be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within TEN (10) Business Days after service of the Lessee’s notice under this clause 3.7(n) then either party may request the president of the API to nominate an expert. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(o)Notwithstanding any other provision of this Lease:
(1)the Lessee's rights under clauses 3.7(g) and 3.7(m) do not apply:
(A)in respect of any property management, facilities management, business services or asset management services which are to be provided (or otherwise procured) by the Manager of the Building under its property management agreement with the Lessor or any related agreement;
(B)in respect of any services provided in connection with the structure of the Building or the Base Building Services; or
(C)if a proposed change to the services under the Building Management Plan would cause the Lessor to be in breach of its obligations under this Lease or any Related Agreement;
(2)the Lessee's rights under clause 3.7(l) do not apply:
(A)in respect of any property management, facilities management, business services or asset management services; or
(B)if a proposed change to the services under the Building Management Plan would cause the Lessor to be in breach of its obligations under this Lease or any Related Agreement; and
(3)the Lessee may only exercise its rights under clauses 3.7(l) and 3.7(m) once per annum during each year of the Term in respect of each clause.

98722748    page 34

3.8Failure of Air Conditioning Plant
(a)The Lessee must promptly after becoming aware of it notify the Lessor if there is a failure by, the Air Conditioning Plant servicing the Premises to provide the internal conditions in respect of the relevant areas of the Premises as set out in, and in accordance, with the requirements for that area in the Performance Criteria.
(b)Upon receipt of the notice from the Lessee under clause 3.8(a), the Lessor must use all reasonable endeavours to rectify the failure specified in the notice within the Rectification Period and must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure. If the failure cannot be rectified within the Rectification Period, the Lessor must promptly notify the Lessee. The Lessor must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure.
(c)If an Air Conditioning Failure occurs and the Lessee wishes to claim an abatement under this clause 3.8, the Lessee must notify the Lessor.
(d)If access to the Premises is required for the rectification of the failure specified in the Lessee’s notice given under clause 3.8(a), the Lessee must provide prompt and reasonable access to the Premises to enable the Lessor and the Lessor's service contractor to perform the Lessor's obligations under clause 3.8(b). The Lessor must:
(1)comply with the Emergency and Security Action and Communication Plan; and
(2)take all reasonable steps to ensure that the Lessor's service contractors comply with the Emergency and Security Action and Communication Plan,
when accessing the Premises pursuant to this clause 3.8(d) to the extent applicable and practicable.
(e)If:
(1)an Air Conditioning Failure has occurred; and
(2)the Air Conditioning Failure has a material impact on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor to mitigate the impact, then the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will abate on a Business Hour basis in accordance with clause 3.8(f).
(f)Subject to the balance of this clause, the amount of such abatement is to be calculated in accordance with the following formula:
$A = × B × E
where
A =    the amount of the abatement;
B =    the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable pursuant to this Lease per annum calculated at the start of the period that the Lessee is entitled to an abatement divided by the number of Business Hours per year in Sydney in the calendar year in which the Air Conditioning Failure occurs;
C =    the Lettable Area of the part of the Premises actually affected by the Air Conditioning Failure;
D =    the Lettable Area of the Premises; and

98722748    page 35

E =    the number of Business Hours during which the Air Conditioning Failure continues calculated from the time the Lessee gave the Lessor notice of the failure under clause 3.8(a) until the time that the Air Conditioning Failure is rectified.
The amount in A must be adjusted as appropriate to reflect the extent of the impact of the Air Conditioning Failure on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor.
(g)The Lessor must notify the Lessee of the Lessor’s assessment of the amount of the abatement calculated in accordance with clause 3.8(f) and details of how that assessment is calculated. Any dispute as to the amount by which the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will reduce or the duration of the abatement will, subject to the Lessor and the Lessee first complying with clause 1.18, be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee at the request of either party. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within 10 Business Days of a request by the Lessor or the Lessee to appoint a particular independent expert, then either party may request the president of the API to nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(h)If there is a dispute under clause 3.8(g) then until the dispute is determined, the Lessee must pay Base Rent, Cleaning Charge, Licence Fees and the Lessee’s Proportion of Outgoings in accordance with this Lease. Within TWENTY (20) Business Days of the expert notifying the Lessor and the Lessee of his or her determination, any necessary adjustment must be made between the Lessee and the Lessor.
(i)Unless otherwise specified in this Lease, the abatement under this clause 3.8 is the only remedy available to the Lessee in respect of an Air Conditioning Failure (including where the Air Conditioning Failure is caused or contributed to by a breach by the Lessor of its obligations under clause 3.5) and the Lessee is not entitled to terminate this Lease and must not make any further claim or demand for compensation or damages or abatement of Base Rent or any other amounts against the Lessor, or set-off against Base Rent or other amounts payable by the Lessee under this Lease. Despite the terms of this clause 3.8(i), this clause 3.8(i) does not limit any other rights of the Lessee if the Air Conditioning Failure causes the Lessor to be in material breach of its obligations under this Lease.
(j)The Lessee will not be entitled to an abatement under this clause 3.8 to the extent that the Air Conditioning Failure was caused or contributed to by an Exclusion Event.
3.9Failure of Lifts
(a)The Lessee must, promptly after becoming aware of it, notify the Lessor if:
(1)one or more of the passenger Lifts servicing a floor(s) of the Premises fail to function; and/or
(2)one or both of the goods Lift(s) servicing a floor(s) of the Premises or the shared passenger/goods Lift servicing that floor(s) of the Premises fails to function.
(b)Upon receipt of the notice from the Lessee under clause 3.9(a), the Lessor must use all reasonable endeavours to rectify the failure to function of any one or more of the passenger or goods Lifts specified in the Lessee's notice within the Rectification Period and must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure. If the failure cannot be rectified within the Rectification Period, the Lessor must promptly notify the Lessee. The

98722748    page 36

Lessor must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure.
(c)If the Lessee notifies the Lessor pursuant to clause 3.9(a) that:
(1)one or more of the passenger Lifts servicing a floor(s) of the Premises fails to function; or
(2)one or both of the goods Lift(s) servicing a floor(s) of the Premises or the shared passenger/goods Lift servicing that floor(s) of the Premises fails to function; and
(3)subsequently, there is a failure of the goods Lift(s) or the shared passenger/goods Lift or the passenger Lifts (Subsequent Failure), then:
(4)the Lessee must, promptly after becoming aware of it, notify the Lessor of the Subsequent Failure; and
(5)notwithstanding any other provision of this Lease, the Rectification Period for:
(A)a Lift Failure within the meaning of paragraphs 1 or 2 of that defined term is to be calculated from the time of delivery to the Lessor of a written notice specifying a failure of the passenger Lifts (and, where the Lessee gives to the Lessor multiple notices under clause 3.9(a) regarding the failure of passenger lifts, the time of delivery of the first of those notices will be the relevant starting point); and
(B)a Lift Failure within the meaning of paragraph 3 of that defined term is to be calculated from the time of delivery to the Lessor of a written notice specifying a failure of the goods Lift or shared passenger/goods lift (as applicable) (and, where the Lessee gives to the Lessor multiple notices under clause 3.9(a) regarding the failure of goods Lift(s) or the shared passenger/goods lift, the time of delivery of the first of those notices will be the relevant starting point).
(d)If a Lift Failure occurs and the Lessee wishes to claim an abatement under this clause 3.9, the Lessee must notify the Lessor.
(e)If access to the Premises is required for the rectification of the failure specified in the Lessee’s notice given under clause 3.9(a), the Lessee must provide prompt and reasonable access to the Premises to enable the Lessor and the Lessor's service contractor to perform the Lessor's obligations under clause 3.9(b). The Lessor must:
(1)comply with the Emergency and Security Action and Communication Plan; and
(2)take all reasonable steps to ensure that the Lessor's service contractors comply with the Emergency and Security Action and Communication Plan,
when accessing the Premises pursuant to this clause 3.9(e) to the extent applicable and practicable.
(f)If a Lift Failure has occurred then the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will abate on a Business Hour basis in accordance with clause 3.9(g).
(g)Subject to a Lift Failure occurring and the balance of this clause, the amount of such abatement is to be calculated in accordance with the following formula:
$A = B × × E

98722748    page 37

where:
A =    the amount of the abatement;
B =    the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable pursuant to this Lease per annum calculated at the start of the period that the Lessee is entitled to an abatement divided by the number of Business Hours per year in Sydney in the calendar year in which the Lift Failure occurs;
C =    the Lettable Area of the part of the Premises actually affected by the Lift Failure;
D =    the Lettable Area of the Premises;
E =     the number of Business Hours during which the Lift Failure continues, calculated from the time that is the later of:
(1)the time that the Lessee first gave the Lessor notice under clause 3.9(a) with respect to a Lift which has become the subject of a Lift Failure; and
(2)the time when the relevant Lift Failure first occurred,
until the time that the relevant Lift Failure is rectified.
(h)The Lessor must notify the Lessee of the Lessor’s assessment of the amount of the abatement calculated in accordance with clause 3.9(g) and details of how that assessment was calculated. Any dispute as to the amount by which the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will reduce or the duration of the abatement will, subject to the Lessor and the Lessee first complying with clause 1.18, be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee at the request of either party. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within 10 Business Days of a request by the Lessor or the Lessee to appoint a particular independent expert, then either party may request the president of the API to nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(i)If there is a dispute under clause 3.9(h) then until the dispute is determined, the Lessee must pay Base Rent, Cleaning Charge, Licence Fees and the Lessee’s Proportion of Outgoings in accordance with this Lease. Within TWENTY (20) Business Days of the expert notifying the Lessor and the Lessee of his or her determination, any necessary adjustment must be made between the Lessee and the Lessor.
(j)Unless otherwise specified in this Lease, the abatement under this clause 3.9 is the only remedy available to the Lessee in respect of a Lift Failure (including where the Lift Failure is caused or contributed to by a breach by the Lessor of its obligations under clause 3.5) and the Lessee is not entitled to terminate this Lease and must not make any further claim or demand for compensation or damages or abatement of Base Rent or any other amounts against the Lessor, or set-off against Base Rent or other amounts payable by the Lessee under this Lease. Despite the terms of this clause 3.9(j), this clause 3.9(j) does not limit any other rights of the Lessee if the Lift Failure causes the Lessor to be in material breach of its obligations under this Lease.
(k)The Lessee will not be entitled to an abatement under this clause 3.9 to the extent that the Lift Failure was caused or contributed to by an Exclusion Event.

98722748    page 38

3.10Electrical Failure
(a)The Lessee must, promptly after becoming aware of it, notify the Lessor if there is:
(1)a failure by the Building Electrical System to provide power to the Lessee’s distribution boards or the essential (life safety) services in or necessary for access to and from or use of the Premises; or
(2)a failure of the telecommunications infrastructure on the Land which services the Building.
(b)Upon receipt of the notice from the Lessee under clause 3.10(a), the Lessor must use all reasonable endeavours to rectify the Electrical Failure within the Rectification Period and must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the Electrical Failure. If the failure cannot be rectified within the Rectification Period, the Lessor must promptly notify the Lessee. The Lessor must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure.
(c)If an Electrical Failure occurs and the Lessee wishes to claim an abatement under this clause 3.10, the Lessee must notify the Lessor.
(d)If access to the Premises is required for the rectification of the failure specified in the Lessee’s notice given under clause 3.10(a), the Lessee must provide prompt and reasonable access to the Premises to enable the Lessor and the Lessor's service contractor to perform the Lessor's obligations under clause 3.10(b). The Lessor must:
(1)comply with the Emergency and Security Action and Communication Plan; and
(2)take all reasonable steps to ensure that the Lessor's service contractors comply with the Emergency and Security Action and Communication Plan,
when accessing the Premises pursuant to this clause 3.10(d) to the extent applicable and practicable.
(e)If:
(1)an Electrical Failure occurs; and
(2)the Electrical Failure has a material impact on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor to mitigate the impact, then the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will abate on a Business Hour basis in accordance with clause 3.10(f).
(f)Subject to the balance of this clause, the amount of such abatement is to be calculated in accordance with the following formula:
$A = B × × E
where
A =    the amount of the abatement;
C =    the Lettable Area of the part of the Premises actually affected by the Electrical Failure;
D =    the Lettable Area of the Premises;
B =    the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable pursuant to this Lease per annum calculated at the start of the period that the Lessee is entitled to an abatement divided by the

98722748    page 39

number of Business Hours per year in Sydney in the calendar year in which the Electrical Failure occurs; and
E =    the number of Business Hours during which the Electrical Failure continues calculated from the time the Lessee gave notice to the Lessor under clause 3.10(a) until the time that the Electrical Failure is rectified.
The amount in A must be adjusted as appropriate to reflect the extent of the impact of the Electrical Failure on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor.
(g)The Lessor must notify the Lessee of the amount of the Lessor’s assessment of the abatement calculated in accordance with clause 3.10(f) and details of how that assessment is calculated. Any dispute as to the amount by which the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will reduce or the duration of the abatement will, subject to the Lessor and the Lessee first complying with clause 1.18, be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee at the request of either party. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within TEN (10) Business Days of a request by the Lessor or the Lessee to appoint a particular independent expert, then either party may request the president of the API to nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(h)If there is a dispute under clause 3.10(g) then until the dispute is determined, the Lessee must pay Base Rent, Cleaning Charge, Licence Fees and the Lessee’s Proportion of Outgoings in accordance with this Lease. Within TWENTY (20) Business Days of the expert notifying the Lessor and the Lessee of his or her determination, any necessary adjustment must be made between the Lessee and the Lessor.
(i)Unless otherwise specified in this Lease, the abatement under this clause 3.10 is the only remedy available to the Lessee in respect of the Electrical Failure (including where the Electrical Failure is caused or contributed to by a breach by the Lessor of its obligations under clause 3.5) and the Lessee is not entitled to terminate this Lease and must not make any further claim or demand for compensation or damages or abatement of Base Rent or any other amounts against the Lessor, or set-off against Base Rent or other amounts payable by the Lessee under this Lease. Despite the terms of this clause 3.10(i), this clause 3.10(i) does not limit any other rights of the Lessee if the Electrical Failure causes the Lessor to be in material breach of its obligations under this Lease.
(j)The Lessee will not be entitled to an abatement under this clause 3.10 to the extent that the Electrical Failure was caused or contributed to by an Exclusion Event.
3.11Failure of Building Hydraulic System
(a)The Lessee must, promptly after becoming aware of it, notify the Lessor if there is a failure by the Building Hydraulic System to provide any potable water to and take any waste from any of the floor distribution points for the Premises.
(b)Upon receipt of the notice from the Lessee under clause 3.11(a), the Lessor must use all reasonable endeavours to rectify the failure specified in the notice within the Rectification Period and must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure. If the failure cannot be rectified within the Rectification Period, the Lessor must promptly notify the Lessee. The Lessor must keep the Lessee reasonably informed about the steps the Lessor is taking to rectify the failure.

98722748    page 40

(c)If a Hydraulic Failure occurs and the Lessee wishes to claim an abatement under this clause 3.11, the Lessee must notify the Lessor.
(d)If access to the Premises is required for the rectification of the failure specified in the Lessee’s notice given under clause 3.11(a), the Lessee must provide prompt and reasonable access to the Premises to enable the Lessor and the Lessor's service contractor to perform the Lessor's obligations under clause 3.11(b). The Lessor must:
(1)comply with the Emergency and Security Action and Communication Plan; and
(2)take all reasonable steps to ensure that the Lessor's service contractors comply with the Emergency and Security Action and Communication Plan,
when accessing the Premises pursuant to this clause 3.8(d) to the extent applicable and practicable.
(e)If:
(1)a Hydraulic Failure occurs; and
(2)the Hydraulic Failure has a material impact on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor to mitigate the impact, then the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will abate on a Business Hour basis in accordance with clause 3.11(f).
(f)Subject to the balance of this clause, the amount of such abatement is to be calculated in accordance with the following formula:
$A = × B × E
where
A =    the amount of the abatement;
C =    the Lettable Area of the part of the Premises actually affected by the Hydraulic Failure;
D =    the Lettable Area of the Premises;
B =    the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable pursuant to this Lease per annum calculated at the start of the period that the Lessee is entitled to an abatement divided by the number of Business Hours per year in Sydney in the calendar year in which the Hydraulic Failure occurs; and
E =    the number of Business Hours during which the Hydraulic Failure continues calculated from the time the Lessee gave the Lessor notice of the failure under clause 3.11(a) until the time that the Hydraulic Failure is rectified.
The amount in A must be adjusted as appropriate to reflect the extent of the impact of the Hydraulic Failure on the Lessee’s use and enjoyment of the Premises, having regard to any temporary measures or arrangements implemented by the Lessor.
(g)The Lessor must notify the Lessee of the Lessor’s assessment of the amount of the abatement calculated in accordance with clause 3.11(f) and details of how that assessment was calculated. Any dispute as to the amount by which the Base Rent, Cleaning Charge, Licence Fees (other than the Naming Rights Fee) and the Lessee’s Proportion of Outgoings payable under this Lease will reduce or the duration of the abatement will, subject to the Lessor and the Lessee first complying with clause 1.18, be determined by an independent expert with

98722748    page 41

appropriate experience, jointly appointed by the Lessor and the Lessee at the request of either party. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within TEN (10) Business Days of a request by the Lessor or the Lessee to appoint a particular independent expert, then either party may request the president of the API to nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(h)If there is a dispute under clause 3.11(g) then until the dispute is determined, the Lessee must pay Base Rent, Cleaning Charge, Licence Fees and the Lessee’s Proportion of Outgoings in accordance with this Lease. Within TWENTY (20) Business Days of the expert notifying the Lessor and the Lessee of his or her determination, any necessary adjustment must be made between the Lessee and the Lessor.
(i)Unless otherwise specified in this Lease, the abatement under this clause 3.11 is the only remedy available to the Lessee in respect of a Hydraulic Failure (including where the Hydraulic Failure is caused or contributed to by a breach by the Lessor of its obligations under clause 3.5) and the Lessee is not entitled to terminate this Lease and must not make any further claim or demand for compensation or damages or abatement of Base Rent or any other amounts against the Lessor, or set-off against Base Rent or other amounts payable by the Lessee under this Lease. Despite the terms of this clause 3.11(i), this clause 3.11(i) does not limit any other rights of the Lessee if the Hydraulic Failure causes the Lessor to be in material breach of its obligations under this Lease.
(j)The Lessee will not be entitled to an abatement under this clause 3.11 to the extent that the Hydraulic Failure was caused or contributed to by an Exclusion Event.
3.12Notification of failure, temporary arrangements
If the Lessor becomes aware of any failure of the Base Building Services, including, where relevant to perform in accordance with the Performance Criteria, then the Lessor must:
(a)inform the Lessee of the relevant failure promptly after becoming aware of the failure (unless the Lessee has notified the Lessor of the relevant failure);
(b)without limiting the Lessor’s obligations under clauses 3.8 to 3.11, to the extent within the Lessor's control, use all reasonable endeavours to rectify the failure as soon as reasonably practicable; and
(c)use all reasonable endeavours to implement any temporary arrangements which it is reasonable for the Lessor to implement in the circumstances (having regard to the nature and extent of the impact of the failure on the Lessee’s use and enjoyment of the Premises, the expected duration of the failure and the cost to the Lessor of implementing the relevant temporary arrangements) in order to reduce the adverse impact of the failure on the Lessee’s use and enjoyment of the Premises.

4Premises – cleaning, garbage removal, pest control and gardens maintenance by Lessor

98722748    page 42

4.1Lessor to carry out Cleaning Service
(a)Subject to clauses 4.3(c) and 4.3(d), the Lessor must provide a cleaning and garbage removal service for:
(1)the Premises (with the exception of any areas designated as secured areas by the Lessee and notified to the Lessor in accordance with clause 4.1(c)); and
(2)the Floor Common Areas,
(Cleaning Service).
(b)The Lessee must permit the Lessor and its contractors, service providers and employees to access any part of the Premises (with the exception of any areas designated as secured areas by the Lessee and notified to the Lessor in accordance with clause 4.1(c)) and the Floor Common Areas for the purpose of carrying out the Cleaning Service. The Lessor must comply with and must take all reasonable steps to ensure that its contractors, service providers and employees comply with the Emergency and Security Action and Communication Plan when accessing the Premises pursuant to this clause 4.1(b), to the extent applicable and practicable. Except in unusual circumstances or unless otherwise agreed between the Lessor and the Lessee acting reasonably, the Cleaning Service will not be carried out during the Established Building Hours.
(c)The Lessee may notify the Lessor of any areas in the Premises which are designated as secured areas by the Lessee (Secured Areas), in which case:
(1)the Lessor must not, and is not required to, provide the Cleaning Services for the Secured Areas or to otherwise comply with its obligations under this clause 4 in respect of the Secured Areas (and the Lessor will not be in breach of its obligations under this clause 4 for a failure to do so);
(2)the Lessee must retain qualified pest exterminators to carry out pest control services in the Secured Areas at least once per annum during the Term; and
(3)the Lessee must carry out the Cleaning Service for the Secured Areas and comply with its obligations under clause 10.4(b) to 10.4(d) (inclusive) in respect of the Secured Areas, as though each reference to the 'Premises and the Floor Common Areas' is a reference to the 'Secured Areas' and each reference to 'Lessee Cleaning Service' is a reference to the Cleaning Service for the Secured Areas.
4.2Lessor's standard of cleaning
(a)The Lessor must engage a contractor whom the Lessor reasonably believes to be reputable to provide the Cleaning Service and to ensure that the areas referred to in clauses 4.1(a)(1) and 4.1(a)(2) are cleaned to a standard commensurate with the standard of cleaning for comparable Relevant Grade buildings in Sydney and otherwise in accordance with the most recent schedule of Cleaning Service provided to the Lessee under clause 4.2(a)(1). For so long as, and to the extent that, the Lessor provides the Cleaning Service the Lessor must:
(1)if requested by the Lessee from time to time, provide to the Lessee a copy of the schedule of Cleaning Services to be provided by the Lessor’s cleaning contractor; and
(2)if the Lessee notifies the Lessor that it wishes for the Lessor's cleaning contractor to provide cleaning services in addition to (or at a greater frequency than) those set out in the schedule provided under clause 4.2(a)(1), use reasonable endeavours to vary the Lessor's existing cleaning contract to include the additional services requested by the Lessee, to the extent possible having regard to the terms of the Lessor's existing cleaning contract. For the avoidance of doubt, the cost of any additional cleaning services requested by the Lessee

98722748    page 43

under this clause 4.2(a)(2) will be included in the Cleaning Charge pursuant to clause 6.2.
4.3Lessee may elect to carry out Cleaning Service
(a)The Lessee may notify the Lessor of any legitimate concerns that it may have regarding the performance of the cleaners engaged by the Lessor to provide the Cleaning Services. The Lessee must act reasonably in giving any notice under this clause 4.3(a).
(b)If the Lessee gives notice under clause 4.3(a), the Lessor must use reasonable endeavours to address the issues raised in the Lessee’s notice.
(c)If, after the expiration of a reasonable period after the date of service of the Lessee's notice under clause 4.3(a) (and in any event, no longer than THREE (3) months after the date of service of the Lessee’s notice under clause 4.3(a)), the issues specified in the Lessee’s notice under clause 4.3(a) relating to the performance of the Lessor's cleaners have not been rectified to the Lessee’s reasonable satisfaction, the Lessee may give notice to the Lessor, electing to be responsible for the Cleaning Services by appointing its own cleaning contractors (at its own cost) rather than using the Lessor’s Cleaning Service. The Lessee’s election under this clause 4.3(c) will take effect from the later of the following (such later date being the Effective Date):
(1)the date nominated in the Lessee’s notice under this clause 4.3(c); and
(2)the date that is TWO (2) months after service of the Lessee’s notice under this clause 4.3(c).
(d)If the Lessee gives notice to the Lessor under clause 4.3(c), the following provisions will apply from the Effective Date until the date on which the Lessee notifies the Lessor under clause 4.3(e) that it elects for the Lessor to recommence undertaking the Cleaning Service:
(1)the Lessor must not, and is not required to provide the Cleaning Services, or to otherwise comply with its obligations under clauses 4.1 to 4.3 (inclusive) (and the Lessor will not be in breach of its obligations under this clause 4 for a failure to do so);
(2)the Lessee must comply with its obligations under clause 10.4; and
(3)the Cleaning Charge will not be payable by the Lessee.
(e)At any time during the Term, except during the last SIX (6) months of the Term where the Lessee has not given a notice under clause 19.1(a), by giving not less than THREE (3) months' prior written notice to the Lessor, the Lessee may require the Lessor to recommence responsibility for providing the Cleaning Service. If the Lessee makes this election, then upon expiry of the notice period:
(1)the Lessor will be responsible for providing the Cleaning Service and must comply with its obligations under this clause 4;
(2)the Lessee is not required to comply with its obligations under clause 10.4; and
(3)the Cleaning Charge will be payable by the Lessee in full on and from the date that the Lessor recommences undertaking the Cleaning Service in accordance with this clause 4.3(e), calculated on a proportionate daily basis for any part of a month.
4.4Pest Control
(a)The Lessor must retain qualified pest exterminators to carry out pest control services in the Premises (with the exception of any areas designated as Secured Areas by the Lessee and notified to the Lessor) and the Floor Common Areas at least once per annum during the Term.

98722748    page 44

(b)The Lessee must permit the Lessor and its contractors, service providers and employees to access any part of:
(1)the Premises (with the exception of any areas designated as Secured Areas by the Lessee and notified to the Lessor); and
(2)the Floor Common Areas,
for the purpose of providing the pest control services under clause 4.4(a). The Lessor must comply with and must take all reasonable steps to ensure that its contractors, service providers and employees comply with the Emergency and Security Action and Communication Plan when accessing the Premises pursuant to this clause 4.4(b), to the extent applicable and practicable.
(c)The Lessee acknowledges and agrees that the pest control services provided by the Lessor under clause 4.4(a) may be carried out at any time, including during the Established Building Hours.
4.5External Landscaped Areas (Non Occupiable) gardening and landscaping maintenance
(a)The Lessor must retain qualified landscapers to carry out gardening and landscaping maintenance for the External Landscaped Areas (Non Occupiable) at regular intervals, to a standard appropriate for comparable Relevant Grade buildings in Sydney and in accordance with the Building Management Plan.
(b)The Lessee must permit the Lessor and its contractors, service providers and employees to access any part of the External Landscaped Areas (Non Occupiable) (including via the Premises), for the purpose of providing the gardening and landscaping services under clause 4.5(a). The Lessor must comply with and must take all reasonable steps to ensure that its contractors, service providers and employees comply with the Emergency and Security Action and Communication Plan when accessing the External Landscaped Areas (Non Occupiable) pursuant to this clause 4.5(b), to the extent applicable and practicable.
(c)The Lessee acknowledges and agrees that the gardening and landscaping maintenance services provided by the Lessor under clause 4.5(a) may be carried out at any time, including during the Established Building Hours.

5Other Lessor obligations
5.1Common Area
The Lessor must:
(a)cause the Common Areas to be regularly cleaned and kept in good repair and for garbage and refuse to be regularly removed from the Common Areas; and
(b)properly maintain the gardens, lawns and landscaped areas on the Common Areas, to a standard consistent with comparable Relevant Grade buildings in Sydney and otherwise in accordance with this Lease.
5.2Lessor to pay rates etc
To the extent that it is not the responsibility of the Lessee under this Lease, the Lessor must pay all rates, taxes, levies and other assessments levied, assessed or otherwise charged or taxed against the Premises, the Building and the Land.

98722748    page 45

5.3Abatement; no liability for Lessee’s Act or Omission
(a)The Lessor’s obligations under clauses 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 4, 5.1, 5.2, 5.4 and 5.5 are subject to:
(1)specific exceptions as set out in those clauses; and
(2)exceptions for Exclusion Events.
(b)If the Lessor fails to comply with any of its obligations under clauses 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 4, 5.1, 5.2, 5.4 and 5.5 then, without limitation to the Lessee’s liability for the Lessee’s Act or Omission and any works carried out by or on behalf of the Lessee, the Lessor must, to the extent within the Lessor's control, use reasonable endeavours to rectify the failure even if such failure was caused by:
(1)events or circumstances beyond the Lessor’s reasonable control;
(2)the Lessee's Act or Omission; or
(3)any works carried out by or on behalf of the Lessee,
provided that the Lessee must reimburse the Lessor on demand for all costs and Liabilities incurred by the Lessor pursuant to this clause to the extent the relevant failure was caused or contributed to by:
(4)a Lessee's Act or Omission; or
(5)any works carried out by or on behalf of the Lessee.
(c)Despite any other provision of this Lease:
(1)the Lessor is not liable to the Lessee for any failure of the Air Conditioning Plant (including liability for any abatement under clause 3.8) unless and until the Air Conditioning Plant servicing the Premises has been commissioned and balanced following completion of the Lessee’s Fitout of the Premises pursuant to the Agreement for Lease; and
(2)if the Lessee carries out works under this Lease which impact the operation of the Air Conditioning Plant servicing the Premises, the Lessor is not liable to the Lessee for any failure of the Air Conditioning Plant (including liability for any abatement under clause 3.8) in respect of the areas impacted by those works unless and until the Air Conditioning Plant servicing the relevant parts of the Premises has been commissioned and balanced following completion of those works.
5.4Facilities
Subject to the terms of any licence from the Lessor to the Lessee under this Lease from time to time, the Lessor must:
(a)make available the Facilities for shared use by the Lessee and other lessees of other premises in the Building; and
(b)ensure that the Facilities are regularly cleaned and maintained in good repair to a standard which is consistent with other comparable Relevant Grade buildings in Sydney.
5.5References to Relevant Grade
Where the Lessor is required to repair, maintain or keep the Building, the Facilities or a Service (including the Base Building Services) to a standard consistent with a Relevant Grade building, the parties acknowledge and agree that, despite any other provision of this Lease:
(a)this obligation does not apply to the extent that the standards in the Relevant Grade are not consistent with the original design specification for the Building, as set out in the PCA Matrix;

98722748    page 46

(b)this obligation includes repair and maintenance but does not require the Lessor to install additional plant, equipment, facilities or other items that were not part of the Works constructed in accordance with the Agreement for Lease; and
(c)if the Relevant Grade does not specify standards in respect of a Service or Facility, or an aspect of the Building or the Common Areas (as applicable), then instead of repairing, maintaining or keeping that Service or Facility, or an aspect of the Building or the Common Areas (as applicable), to a standard consistent with the Relevant Grade, the Lessor must maintain, keep or repair the relevant Service or Facility, or an aspect of the Building or the Common Areas (as applicable), to a standard consistent with other comparable premium grade buildings in Sydney.

6Lessee’s Obligations - Rent and Other Money
6.1Payment of Rent and other money
(a)Base Rent and Cleaning Charge: The Lessee must pay the Base Rent and Cleaning Charge to the Lessor by monthly instalments each equal to ONE TWELFTH (1/12th) of the then current Base Rent and Cleaning Charge. If necessary, the first and last payments shall be apportioned in respect of time.
(b)Outgoings:
(1)if the Lessor notifies the Lessee of the Lessee’s Proportion of the Lessor’s estimate of the Outgoings in accordance with clause 7.1(a), or any variation of that estimate under clause 7.1(b)(1), the Lessee must pay the Lessee’s Proportion of the estimated Outgoings to the Lessor during the period to which the estimate relates by equal monthly instalments; and
(2)if the Lessor does not notify the Lessee of the Lessee’s Proportion of the Lessor’s estimate of the Outgoings in accordance with clause 7.1(a) prior to the end of the immediately preceding Outgoings Period, then the Lessee must continue to pay the Lessee’s Proportion of the estimated Outgoings for the immediately preceding Outgoings Period until the estimate for the current Outgoings Period is provided by the Lessor to the Lessee. The Lessor and the Lessee will, within TWENTY (20) Business Days after the Lessor gives to the Lessee the Lessor's estimate of the Lessee's Proportion of the estimated Outgoings, adjust between them any over or underpayment so that the Lessee has paid the correct amount of Lessee’s Proportion of Outgoings to that point in the relevant year.
(c)Licence Fees: The Lessee must pay the Licence Fees to the Lessor by monthly instalments each equal to ONE TWELFTH (1/12th) of the then current Licence Fee. If necessary, the first and last payments shall be apportioned in respect of time.
(d)Timing for payment of Rent, Cleaning Charge, Outgoings and Licence Fees: The Lessee must pay each instalment of the Base Rent, the Cleaning Charge, the Lessee’s Proportion of estimated Outgoings and the Licence Fees payable under sub-clauses (a), (b) and (c) in advance on the first day of the Term and on the first day of every month in the Term. The Lessor must provide the Lessee with a tax invoice for the relevant instalment of Base Rent, the Cleaning Charge, Lessee's Proportion of estimated Outgoings and Licence Fees (respectively) at least SEVEN (7) days prior to each due date for payment.
(e)Timing for payment of other money: Unless otherwise specified in this Lease, all money payable by the Lessee to the Lessor (other than those amounts payable in accordance with clause 6.1(g)) must be paid within TWENTY (20)

98722748    page 47

Business Days after service on the Lessee of the tax invoice requiring payment of the same.
(f)Method of payment: Unless the Lessor otherwise agrees with the Lessee, all money payable by the Lessee to the Lessor must be paid by electronic funds transfer to the account of the Lessor or the Manager, as nominated by the Manager or the Lessor to the Lessee from time to time.
(g)Services in Premises: The Lessee must:
(1)where services are separately metered to the Premises and/or the Licensed Areas (as applicable), pay when due all accounts for electricity, gas, water, phone and other services and utilities consumed in the Premises or on the Licensed Areas by or on behalf of the Lessee;
(2)where services are not separately metered to the Premises and/or the Licensed Areas (as applicable), pay the Lessor’s reasonable estimate of communications and other services and utilities consumed in the Premises or on the Licensed Areas by or on behalf of the Lessee within TWENTY (20) Business Days of receipt of an invoice from the Lessor; and
(3)pay when due (or, if the Lessor receives an invoice for these charges from the relevant Authority or entity, within TEN (10) Business Days of receipt of an invoice from the Lessor) all other charges and impositions imposed by any Authority or person for all services separately supplied to the Premises or Licensed Areas.
(h)Any special charges: The Lessee must pay to the Lessor within TWENTY (20) Business Days after demand:
(1)any assessment for trade waste; and
(2)any other costs which are requested or authorised by the Lessee in writing, which are incurred as a result of the Lessee’s use or occupation of the Premises and/or the Licensed Areas and which would not normally be included in (and which are not included in) Outgoings.
(i)GST:
(1)Any reference in this clause to a term defined or used in the A New Tax System (Goods and Services Tax) Act 1999 is, unless the context indicates otherwise, a reference to that term as defined or used in that Act.
(2)Unless otherwise expressly stated, all consideration to be paid or provided under this Lease excludes GST.
(3)If GST is imposed on a supply made under or in connection with this Lease, for which the consideration is not expressly stated to include GST, then the consideration provided for that supply is increased by an amount equal to the GST payable on that supply. The additional consideration is, subject to the supplier providing the recipient with a valid tax invoice, payable at the same time and in the same manner as the consideration to which it relates.
(4)If a party refunds to the other party any consideration for a taxable supply, that party must also refund an amount in respect of any amount paid on account of GST in respect of that taxable supply.
(5)If one of the parties to this Lease is entitled to be reimbursed or indemnified for an expense or outgoing incurred in connection with this Lease, then the amount payable will be net of any input tax credits to which that party (or to which the representative member of a GST group to which that party belongs) is entitled in relation to that expense or outgoing.

98722748    page 48

(6)The parties agree that where any consideration to be paid or provided under this Lease is to be reviewed to market, or is to be determined by reference to the consideration paid or payable for comparable supplies (including the Base Rent and Licence Fees), the review or comparison must be conducted on a GST exclusive basis.
6.2Cleaning Charge
(a)Subject to clause 4.3(d)(3), the Lessee must pay the Cleaning Charge in accordance with clause 6.1(a).
(b)The Cleaning Charge is subject to variation from time to time in accordance with this clause 6.2.
(c)The parties acknowledge and agree that the reasonable and properly incurred cost of cleaning the Licensed Areas and the Common Areas is an amount which the Lessor is entitled to recover as an Outgoing under clause 7 of Section B of Schedule 2, other than to the extent that these costs have already been paid for by the Lessee as part of the Cleaning Charge.
(d)The Lessor must notify the Lessee of any material variation of the Cleaning Charge (but such variation must be reasonable having regard to the nature and standard of the cleaning service provided). The Cleaning Charge varies on and from the date specified in the Lessor's notice and any necessary adjustment between the amount paid by the Lessee and the amount specified in the notice must be made when the next instalment of the Cleaning Charge is due.
(e)The Lessor must use reasonable endeavours to ensure that the Cleaning Charge reflects a fair and competitive market rate, having regard to:
(1)the frequency, nature, extent and quality of the cleaning service provided; and
(2)the Lessor’s intent to provide cleaning services to a standard consistent with comparable Relevant Grade buildings in Sydney.
6.3Fixed percentage reviews of Base Rent
(a)At each Fixed Percentage Review Date, the Base Rent must be reviewed and the Base Rent payable on and from the relevant Fixed Percentage Review Date until the next Review Date shall be the Base Rent payable immediately prior to the relevant Fixed Percentage Review Date (such Base Rent determined as if no abatement or reduction were in effect) increased by the Fixed Percentage.
(b)The Lessor’s right to have the Base Rent reviewed as at a Fixed Percentage Review Date is not forfeited, lost, postponed or otherwise prejudicially affected if the Lessor fails to review the Base Rent in accordance with this clause or to notify the Lessee of the reviewed Base Rent prior to the next Review Date.
6.4Market rent reviews
Schedule 4 applies to the review of the Base Rent with effect from each Market Review Date in Item 12(a), subject to clause 19.

7Lessee's obligations - Outgoings
7.1Lessor's estimate of Outgoings
(a)The Lessor must provide to the Lessee the Lessor's estimate of the Lessee’s Proportion of the Outgoings (calculated in good faith) for each 12 month period ending on 30 June in each year (or another day as notified by the Lessor to the

98722748    page 49

Lessee, acting reasonably) in advance (Lessor's Estimate of Outgoings Notice).
(b)The Lessor and the Lessee acknowledge and agree that:
(1)the Lessor may adjust the Lessor's estimate of the Lessee’s Proportion of the Outgoings from time to time by notice to the Lessee;
(2)Outgoings accrue in equal daily increments (irrespective of the period for which they are paid or payable) and must be apportioned accordingly; and
(3)there is no cap on the amount of Outgoings which may be recovered by the Lessor from the Lessee pursuant to this clause 7.
(c)The Lessor's Estimate of Outgoings Notice must:
(1)include an itemised breakdown of the estimated Outgoings for the Outgoings Period;
(2)ensure that all operating costs are included on a resourcing basis; and
(3)ensure that all costs are included without mark up, except in respect of the actual cost of any item of Outgoings which is for a service provided by:
(A)the Lessor, a Dexus Group Member or a Related Body Corporate of the Lessor; or
(B)personnel employed by the Lessor, a Dexus Group Member or a Related Body Corporate of the Lessor to provide any service,
(including without limitation, property management, facilities management, business services, asset management, concierge, security or any other services to the Building in respect of which Outgoings are payable) (In House Services), in which case the Lessor will be entitled to include a mark-up on the cost of that item of up to 35% (or such other percentage agreed between the Lessor and the Lessee in writing from time to time).
(d)The number of personnel engaged by the Lessor, a Dexus Group Member or a Related Body Corporate of the Lessor to provide the In House Services (whether or not the costs of the relevant personnel are wholly or partly allocated to the Building) must be consistent with the level of resources required to deliver such In House Services, having regard to:
(1)other comparable premium grade buildings in Sydney; and
(2)the size and nature of the Building,
unless:
(3)otherwise agreed by the Lessee; or
(4)the scope of the In House Services required to be provided by the Lessor under this Lease is greater than the scope of such services required to be provided in other comparable premium grade buildings in Sydney.
(e)If any Onsite Staff engaged by the Lessor, a Dexus Group Member or a Related Body Corporate of the Lessor to provide the In House Services are only partly allocated to the Building, the costs charged under clause 7.1(c)(3)(B) must be proportionate to the time spent performing services in relation to the Building, as determined by the Lessor (acting reasonably).
7.2Lessee right to dispute Outgoings estimates
(a)The Lessee may (acting reasonably), within TWENTY (20) Business Days of the Lessee’s receipt of the Lessor's Estimate of Outgoings Notice give to the Lessor a notice claiming that either:

98722748    page 50

(1)the Lessor’s estimate of any specific part of the Outgoings (other than those items referred to in clause 1 of Section B of Schedule 2) has been estimated by the Lessor at a price which does not reflect a fair and competitive market price for that specific part of the Outgoings;
(2)an amount that has been estimated as an Outgoing is not an Outgoing as defined in this Lease; or
(3)any amount allocated to the Commercial Tower is not properly apportioned in accordance with Section C of Schedule 2, together with reasonable evidence supporting the Lessee's claim (Lessee Outgoings Dispute Notice).
(b)If the Lessee gives a Lessee Outgoings Dispute Notice to the Lessor, then the Lessor must, within TEN (10) Business Days of receipt of the Lessee Outgoings Dispute Notice, give to the Lessee such information within its possession reasonably required to address the issues raised in the Lessee Outgoings Dispute Notice.
(c)If the Lessee notifies the Lessor within TWENTY (20) Business Days after receipt of information under clause 7.2(b) that it is still not satisfied with any one or more of the issue(s) raised in the Lessee Outgoings Dispute Notice, then, subject to the Lessor and the Lessee first complying with clause 1.18, the relevant issue(s) must be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within 10 Business Days after service of the Lessee’s notice under this clause 7.2(c) either party may request the president of the API to nominate an expert. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(d)Unless the Lessee gives:
(1)a Lessee Outgoings Dispute Notice in accordance with clause 7.2(a), the Lessee is deemed to have notified the Lessor that it is satisfied with the Lessor's estimate of Outgoings (as set out in the Lessor's Estimate of Outgoings Notice). Where a Lessee Outgoings Dispute Notice disputes certain items of the Outgoings only, the Lessee will be deemed to have accepted the Lessor's estimate in respect of those items set out in the Lessor's Estimate of Outgoings Notice that are not the subject of the Lessee Outgoings Dispute Notice; or
(2)a notice in accordance with clause 7.2(c), the Lessee is deemed to have notified the Lessor that it is satisfied with:
(A)the information provided by the Lessor under clause 7.2(b); and
(B)the Lessor's estimate of Outgoings (as set out in the Lessor's Estimate of Outgoings Notice).
(e)If the Lessee notifies the Lessor pursuant to clause 7.2(c) that it is still not satisfied with certain issue(s) set out in the Lessee Outgoings Dispute Notice, the Lessee will be deemed to have accepted the Lessor's estimate in respect of those items set out in the Lessor's Estimate of Outgoings Notice that are not the subject of a determination pursuant to clause 7.2(c).
(f)If the Lessee disputes a particular item in the Lessor's Estimate of Outgoings Notice and that dispute has not been resolved prior to the commencement of the relevant Outgoings Period, then:
(1)the Lessee will be required to pay the Lessee's Proportion of the Outgoings specified in the Lessor's Estimate of Outgoings Notice; and
(2)within TWENTY (20) Business Days of the dispute having been resolved, the Lessor and the Lessee will make any necessary adjustments in respect of the particular item of Outgoings and the

98722748    page 51

Lessee's Proportion of the estimated Outgoings payable under clause 6.1(b) in accordance with the agreed or determined outcome of the dispute.
For the avoidance of doubt, this clause 7.2(f) does not affect or vary the Lessee's obligations under this clause 7.2 to pay to the Lessor any amounts attributable to items of Outgoings which are not in dispute under this clause 7.2 (and the Lessee must pay such amounts to the Lessor within the time prescribed in clause 6.1(b)).
7.3Statement of Outgoings
(a)Within FOUR (4) months after each 1 July during the Term, the Lessor must give the Lessee a statement of Outgoings for the year ending on the preceding 30 June (Preceding Year). The statement must contain or indicate:
(1)an itemised breakdown of the Outgoings and the total Outgoings for the Preceding Year;
(2)a copy of a certificate signed by a registered company auditor of suitable experience confirming that, in his or her opinion, based on the results of his or her auditing procedures, the statement records the Outgoings for the Preceding Year and the Outgoings have been apportioned correctly in accordance with this Lease; and
(3)the balance of the Lessee’s Proportion of Outgoings payable by the Lessee (or any over-payment to be credited to the Lessee).
(b)Unless:
(1)the Lessee gives notice to the Lessor in accordance with clause 7.3(d) (in which case clauses 7.3(f) to 7.3(i) (inclusive) will apply); or
(2)the Lessor or the Lessee gives the other a notice detailing a numerical or other error in the statement within ONE (1) month of its service (in which case clause 7.3(c) will apply), then within TWENTY (20) Business Days after the date that the Lessor provides the statement of Outgoings under clause 7.3(a):
(3)the Lessee must pay the Lessor any balance of the Lessee’s Proportion of Outgoings shown as payable by the Lessee in the statement; or
(4)the Lessor must credit any overpayment of the Lessee’s Proportion of Outgoings to the Lessee’s account (or refund the overpayment if no other money is payable to the Lessor).
(c)If the Lessor or the Lessee gives the other notice detailing a numerical or other error in the statement provided under clause 7.3(a), then:
(1)the Lessor and the Lessee must consult in good faith to resolve any such error; and
(2)subject to clause 7.3(c)(1), a further statement (complying with clause 7.3(a)) must be given by the Lessor to the Lessee and clause 7.3(b) will apply to the further statement.
(d)The Lessee may give notice to the Lessor, within TWENTY (20) Business Days of receipt of the statement prepared under clause 7.3(a), that it believes (acting reasonably and in good faith) that a specific item of Outgoings included in the Lessor's statement under clause 7.3(a):
(1)has not been properly and reasonably incurred by the Lessor; or
(2)is inconsistent with the items of Outgoings set out in the Lessor's statement of estimated Outgoings provided under clause 7.1(a) (as varied by any agreement or determination pursuant to clause 7.2(c)).

98722748    page 52

(e)Notwithstanding the foregoing, the Lessee will not be entitled to claim that an item of the Outgoings has not been properly and reasonably incurred by the Lessor where:
(1)that item constitutes an Outgoing specified under the heading 'Rates and Taxes' in clause 1 of section B of Schedule 2; or
(2)where that item was specified in the Lessor's Estimate of Outgoings Notice for the Preceding Year and:
(A)the Lessee accepted (or was deemed to have been accepted) the Lessor's estimate for that item and the amount actually incurred by the Lessor in respect of that item (other than those Outgoings specified under the heading 'Rates and Taxes' in clause 1 of section B of Schedule 2) is:
(i)less than or equal to; or
(ii)not more than 3% above,
the amount specified in the Lessor's Estimate of Outgoings Notice for that particular item; or
(B)the Lessee disputed the Lessor's estimate for that item, an expert subsequently made a determination in respect of that item pursuant to clause 7.2(c) and the amount actually incurred by the Lessor in respect of that item (other than those Outgoings specified under the heading 'Rates and Taxes' in clause 1 of section B of Schedule 2) is:
(i)less than or equal to; or
(ii)not more than 3% above,
the amount determined by the expert for that particular item.
(f)If the Lessee gives notice to the Lessor under clause 7.3(d) the Lessor must, within TEN (10) Business Days after the Lessee’s notice under clause 7.3(d) give to the Lessee such information within its possession reasonably required to address the issues raised in the Lessee’s notice.
(g)If the Lessee notifies the Lessor within TWENTY (20) Business Days after receipt of information under clause 7.3(f) advising that it is still not satisfied with any one or more the issue(s) raised in the Lessee's notice under clause 7.3(c), then, subject to the Lessor and the Lessee first complying with clause 1.18, the issue must be determined by an independent expert with appropriate experience, jointly appointed by the Lessor and the Lessee. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within TEN (10) Business Days after the Lessee’s notice under this clause 7.3(g), either party may request the president of the API to nominate an expert. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(h)Unless the Lessee to gives a notice:
(1)in accordance with clause 7.3(d) the Lessee is deemed to have notified the Lessor that it is satisfied with the Lessor's statement of Outgoings provided under clause 7.3(a). Where the Lessee gives a dispute notice under clause 7.3(d) and that notice disputes certain aspects of the Lessor's statement of Outgoings only, the Lessee will be deemed to have accepted the Lessor's statement in all respects other than for those items specified in the Lessee's dispute notice; and
(2)under clause 7.3(g), the Lessee is deemed to have notified the Lessor that it is satisfied with the information referred to in clause 7.3(f) and the Lessor's statement of Outgoings. If the Lessee notifies the Lessor pursuant to clause 7.3(g) that it is still not satisfied with certain issue(s) set out in the Lessee's dispute notice provided under clause 7.3(f), the Lessee will be deemed to have accepted the Lessor's statement in all

98722748    page 53

respects other than for those items the subject of a determination pursuant to clause 7.3(g).
(i)Despite any other provision in this Lease, the Lessee shall not be under any obligation to pay to the Lessor the amount which is in dispute in respect of the particular item under dispute in accordance with this clause until TWENTY (20) Business Days after either:
(1)the Lessee notifies the Lessor (or is deemed to have notified the Lessor) that it is satisfied with the Lessor's statement of Outgoings referred to in clause 7.3(a) or the information referred to in clause 7.3(f) in respect of the amount that is in dispute; or
(2)the expert determines the matter in dispute.
For the avoidance of doubt, this clause 7.3(i) does not affect or vary the Lessee's obligations under this clause 7.3 to pay to the Lessor any amounts attributable to items of Outgoings which are not in dispute under this clause 7.3 (and the Lessee must pay such amounts to the Lessor within the time prescribed in this clause 7.3).

8Lessee's obligations – other charges
8.1Interest payable by Lessee on overdue money
(a)Without prejudicing the Lessor’s other rights and remedies, the Lessee must pay interest to the Lessor at the Prescribed Rate on any money due but unpaid by the Lessee within TWO (2) Business Days after its due date.
(b)Interest payable under this clause 8 shall be calculated daily from the date that is TWO (2) Business Days after the due date up to and including the date the Lessor receives full payment.
(c)Failure by the Lessor to promptly claim interest on arrears does not waive the Lessor’s right to claim interest.
(d)For the avoidance of doubt, this clause 8 does not apply to any Outgoings that are the subject of dispute in accordance with clause 7.
8.2Cost of lease, default, Lessor’s approval etc
(a)The Lessee must pay, within TEN (10) Business Days of written notice:
(1)the Lessor's reasonable legal costs and third party charges, duties, fees and expenses arising from any request by the Lessee for the consent or approval of or waiver by the Lessor; and
(2)all costs and expenses (including legal costs and third party charges, duties, fees and expenses) which the Lessor suffers or incurs in connection with:
(A)any breach or default by the Lessee or the Lessee’s Agents under this Lease which is not remedied within the timeframes required in accordance with this Lease after service of notice by the Lessor to remedy the breach or default where required in accordance with this Lease;
(B)the exercise of any right, power or remedy of the Lessor under this Lease, in Law or equity in connection with that breach or default; and
(C)the surrender or termination of this Lease due to the Lessee's default,

98722748    page 54

but excluding the costs, charges, duties, fees and expenses of or incidental to obtaining any necessary consent of any mortgagee of the Lessor (which the Lessor must promptly obtain and pay for), and subject to the Lessor taking reasonable steps to mitigate any loss.
(b)Subject to sub-clause (c), each party must pay its own costs, charges, duties, fees and expenses of or incidental to the preparation, completion and registration of this Lease and any further lease.
(c)Despite sub-clause (b), the Lessee must pay:
(1)all stamp duty (including penalties and fines other than penalties and fines due to the delay of the Lessor); and
(2)all registration fees,
in relation to this Lease and any further lease.
(d)Where the Lessee is obliged under this Lease to do some act or thing, it must be done at the cost of the Lessee unless otherwise provided in this Lease.

9Lessee’s General Obligations
9.1Permitted Use
(a)The Lessee must only use:
(1)the Premises for the Permitted Use; and
(2)the Licensed Areas for their respective uses set out in this Lease.
(b)The Lessee must obtain the Lessor's prior written approval to any change to the Permitted Use, which approval may be given or withheld in the Lessor’s reasonable discretion, provided that the Lessor may withhold its consent (in its absolute discretion) if any proposed use, in the Lessor’s opinion, will have or is likely to have an adverse impact upon the Building or the Land or upon the Lessor as proprietor of the Building or the Land, including an adverse impact upon:
(1)the value of the Building or the Land;
(2)the reputation of the Building or the Land;
(3)the Lessor's use or management of the Building or the Land;
(4)the Lessor's costs associated with the Building or the Land that survives the Lessee's occupation of the Commercial Tower as a sole tenant of the Commercial Tower, or if they cannot be fully recovered by the Lessor under the Outgoings provisions of this Lease;
(5)the sustainability ratings, initiatives or objectives of the Building;
(6)the Base Building Services or the use of those services;
(7)the Lessor’s ability to comply with any third party contractual obligations existing as at the date the Lessee requests the Lessor's consent to a change of the use; or
(8)the Lessor's (or any related entity of the Lessor's) ownership of or use and enjoyment of any adjoining land (including any neighbouring land owned by the Lessor or any related entity of the Lessor).
(c)If:
(1)the Lessor consents to a change to the Permitted Use in accordance with clause 9.1(b); and

98722748    page 55

(2)any alterations are required to the Premises or the Licensed Areas in connection with the change to the Permitted Use, then:
(3)such alterations must be carried out in accordance with the terms of this Lease; and
(4)if required by the Lessor in its absolute discretion, the Lessee must:
(A)if the Lessee has procured a change to the Mezzanine's, or a Habitat's, Building Code of Australia classification in connection with that change in Permitted Use:
(i)reinstate that Building Code of Australia classification to its classification immediately prior to the change procured by the Lessee; and
(ii)undertake any works required to meet the requirements for that reinstated classification. In carrying out such works, the Lessee must comply with all relevant provisions of this Lease, prior to the Termination Date (or, where the Lease is terminated early, within TWENTY (20) Business Days of that early termination); and
(B)otherwise make good and reinstate the alterations to base building open plan configuration, including reinstating any structural changes or penetrations made to the Premises or the Building and returning all services (including but not limited to air conditioning, fire, electrical and security services) to open plan configuration prior to the Termination Date (or, where the Lease is terminated early, within TWENTY (20) Business Days of that early termination, provided that the Lessee must pay to the Lessor a licence fee equal to the Base Rent, the Lessee's Proportion of Outgoings, the Cleaning Charge and any other periodic amounts payable under this Lease, calculated on a daily basis, until the reinstatement works are complete). In carrying out such works, the Lessee must comply with the requirements set out in clauses 14.5(d) and 14.5(f) (and all other relevant provisions of this Lease governing the performance of make good works).
(d)If at any time during the Term, the Lessee wishes to sell alcohol from the Premises the Lessee must:
(1)provide not less than TEN (10) Business Days prior notice to the Lessor of its intention to sell alcohol from the Premises; and
(2)comply with:
(A)any requirements under Law or the Requirements of any Authority; and
(B)the Lessor's reasonable requirements in respect of the sale of alcohol (including with respect to any required liquor licence), as notified by the Lessor to the Lessee at the relevant time.
(e)The Lessee acknowledges that the Lessor gives no warranty as to the use to which the Premises or the Licensed Areas may be put. The Lessee acknowledges that it has satisfied itself and is taken to have accepted this Lease with full knowledge of and subject to any prohibitions or restrictions on the use of the Premises or the Licensed Areas under any Laws or the Requirements of any Authority.
(f)The Lessee must, at its own cost, promptly obtain and comply with all approvals, consents and licences required by an Authority or under any Laws or Requirements for:

98722748    page 56

(1)the Premises to be lawfully used for the Permitted Use;
(2)the Lessee's Business, the Lessee’s Equipment and/or Fitout Equipment installed by the Lessee;
(3)the Licensed Areas to be lawfully used for their respective uses set out in this Lease; and
(4)any works to be effected in the Premises or on the Licensed Areas by the Lessee in accordance with the terms of this Lease (except to the extent to which the Lessor is required to do so under the Agreement for Lease or this Lease), and not allow them to lapse or be revoked.
(g)The Lessee must not:
(1)carry on any noxious, noisome, or offensive business in the Building;
(2)hold any auction, bankruptcy or fire sale on the Premises or the Licensed Areas;
(3)use the Premises or the Licensed Areas as a residence, except for temporary accommodation as permitted by the Permitted Use; or
(4)conduct any illegal or unlawful use in the Building or do anything in the Building which causes nuisance, interference, damage or disturbance to the Lessor, the Manager or any occupier or user of the Building or any occupier of any nearby property.
(h)The Lessee must not, without the prior consent of the Lessor (which may be given or withheld in its absolute discretion) and all relevant Authorities, store, bring onto, manufacture, use or release in the Premises or the Licensed Areas:
(1)anything which is dangerous, flammable, explosive, toxic, hazardous or injurious to health including chemicals, acetylene gas, volatile or explosive oils, asbestos and alcohol or anything which in the Lessor's reasonable opinion might cause injury to persons or damage to the Building or the Land; or
(2)anything prescribed as a dangerous good or hazardous substance under the WHS Requirements, other than any items which are consistent with the use of the Premises for the Permitted Use and with the use of the Licensed Areas permitted pursuant to this Lease provided always that:
(3)the quantity of the dangerous, flammable, explosive, toxic, hazardous or injurious material brought onto the Premises or the Licensed Areas must also be consistent with the permitted use of those areas; and
(4)the Lessee must notify the Lessor at least FIVE (5) Business Days before bringing any such items onto the Premises or the Licensed Areas.
(i)Smoking is prohibited in the Building. The Lessee must take all steps reasonably necessary to ensure that the Lessee's Agents do not smoke in the Premises, the Licensed Areas or the Building.
(j)The Lessee must not:
(1)bring on to the Premises or the Licensed Areas plant or equipment which may damage or overload the Building; or
(2)obstruct access to or impede the Services or use the Services for anything other than their intended purpose.
(k)The Lessee must comply with all reasonable directions of the Lessor relating to the receipt, delivery or other movement of any goods or articles of bulk or quantity.
(l)Subject to the Lessor’s obligation to retain qualified pest exterminators in respect of the Premises in the circumstances referred to in clause 4, the Lessee

98722748    page 57

must keep the Premises and the Licensed Areas (excluding the External Landscaped Areas (Non Occupiable), in respect of which clause 4.5 will apply) free of vermin, insects, birds and animals, except guide dogs and other pets which are permitted in the Premises and the Building in accordance with the Pet Policy.
(m)For the avoidance of doubt, the Lessee is not obliged to occupy or operate in any part of the Premises at any time during the Term. The parties acknowledge and agree that nothing in this clause 9.1(m) limits or otherwise affects the Lessee’s obligations under this Lease.
(n)The Lessor must, promptly following request from the Lessee, consent to and sign and return to the Lessee all documentation for applications to Authorities:
(1)for development or other statutory approvals; and
(2)applications for permits,
which are necessary to obtain Authority approvals to any change to the Permitted Use that has been approved by the Lessor in accordance with clause 9.1(b), provided that the Lessee pays any reasonable external costs properly incurred by the Lessor in connection with the documentation, including the reasonable costs of any architect, engineer or other consultants engaged by the Lessor in connection with the documentation submitted by the Lessee to the Lessor pursuant to this clause 9.1(n), provided that such external costs have first been approved by the Lessee (such approval not to be unreasonably withheld or delayed).
9.2Security of premises
(a)The Lessee:
(1)is solely responsible for the security of the Premises and the Licensed Areas; and
(2)must take reasonable steps to:
(A)keep the Premises and the Licensed Areas safe from theft;
(B)lock all lockable doors when the Premises are unoccupied; and
(C)lock all doors (if any) in respect of the Licensed Areas when the Lessee or the Lessee’s Agents are not in the Licensed Areas.
(b)The Lessee may provide its own security in the Premises and the Licensed Areas. However, and without limiting any other right of access the Lessor has under this Lease or at Law, people properly authorised by the Lessor may enter the Premises, provided that those persons comply with the Lessee’s reasonable security requirements to the extent practicable having regard to the nature of the actual or perceived emergency, for any purpose relating to security:
(1)in the case of an emergency; or
(2)where the Lessor reasonably perceives that there is an emergency.
The Lessor must advise the Lessee if the Lessor enters the Premises under this clause and, as far as applicable and practicable, must comply with clause 12.9 and the Emergency and Security Action and Communication Plan.
(c)The Lessee may connect its own security system to the security system for the Building provided that:
(1)it is compatible with the other systems already installed in the Building;
(2)it will not interfere with the systems already installed in the Building; and

98722748    page 58

(3)the Lessee ensures that the Lessor and the Manager are able to access the Premises and the Licensed Areas via the Lessee's security system.
(d)If the Lessee's security system interferes with the systems already installed in the Building, the Lessee must immediately rectify the interference (to the Lessor's satisfaction) or disconnect the Lessee's security system from the Building.
9.3Obligations relating to access
In exercising its rights in clause 3.2 outside Established Building Hours, the Lessee must comply with the Lessor’s reasonable requirements for control of, access to and use of the Building outside Established Building Hours. Clause 3.2 does not:
(a)limit the Lessor’s right to at any time clean, maintain, repair, service, test, renovate and refurbish any part of the Building, subject to the terms of this Lease; or
(b)require the Lessor to keep the Building open outside the Established Building Hours for access to the Premises or the Licensed Areas by persons not holding Access Keys issued under clause 27.
9.4Compliance with laws and statutes
(a)The Lessee must comply with all and observe all Laws, statutes and regulations and all approvals, directions, Requirements, notices, orders or permits of any Authority (including relating to pollution and contamination) in respect of this Lease, the Premises, the Permitted Use, the Licensed Areas or their use, the Lessee’s Equipment, the Fitout Equipment, the Lessee's Business, the Lessee's use or occupation of the Premises and the Licensed Areas, and the health or safety of people using the Premises and the Licensed Areas.
(b)The Lessee must promptly give the Lessor a copy of any approvals, directions, Requirements, notices, orders or permits if any are notified to the Lessee. In complying with those requirements, the Lessee must observe the provisions of this Lease.
(c)The Lessee is not liable under sub-clause (a) to effect any alteration or addition to the structural parts of the Building or any capital improvements or works to the Premises, the Licensed Areas or the Building unless (and to the extent) required because of:
(1)the Lessee’s particular use or occupation of the Premises or the Licensed Areas (other than the general use of the Premises as commercial offices);
(2)a Lessee's Act or Omission;
(3)any works to the Premises, the Licensed Areas or the Building carried out by or on behalf of or at the direction of the Lessee after the Commencement Date; or
(4)any installation, use or removal of the Lessee's Equipment.
9.5Compliance with Rules
(a)The Lessee must observe and comply with the Rules at all times during the Term.
(b)The Lessor may at any time make Rules or vary the existing Rules, provided that the Rule or variation does not materially derogate from the express rights of the Lessee under this Lease.
(c)The Lessee is not required to observe and comply with any Rules made or varied under clause 9.5(b) unless the Lessor gives written notice of that new Rule or variation to the Lessee and such new Rule or variation will take effect (in

98722748    page 59

respect of its application to the Lessee only) from the date the Lessor gives written notice of the new Rule or variation to the Lessee.
(d)Despite any other provision of this Lease, if there is any inconsistency between this Lease and the Rules, this Lease prevails. The Lessor must give the Lessee copies of all Rules made and notice of any variations to those Rules.
9.6Fire or emergency drills; evacuation
(a)The Lessor must comply with best practice in the management of emergency evacuation procedures.
(b)The Lessee must comply with and participate in all fire and emergency practice drills and instruction programs for fire and emergency procedures which are required by the Lessor or by Law, and otherwise comply with the Lessor’s reasonable requirements in this regard.
(c)The Lessee must appoint and keep appointed an adequate number of floor wardens for the Premises. The Lessee must promptly give notice to the Manager of the names of the wardens.
(d)Either the Lessor or the Manager (if informed of a bomb threat or reasonably believing there is a fire or other similar risk in the Building) may request the Lessee and the Lessee’s Agents to immediately vacate the Premises, the Licensed Areas or the Building and they must immediately comply.
(e)The Lessee and the Lessee’s Agents have no claim against the Lessor or the Manager for any loss, injury, death, damages for loss of profits, abatement or set-off due to or arising out of any drill, program or evacuation under this clause, except to the extent caused by the wrongful act or wrongful omission, negligence or default of the Lessor.
9.7Equipment, systems and services
The Lessee must:
(a)not exceed the Maximum Occupancy Ratio;
(b)not install or connect any equipment in the Building or do any act that overloads or interferes with the efficient operation of:
(1)the Services;
(2)the Air Conditioning Plant;
(3)the Building Electrical System or any cables or boards through which electricity is conveyed in the Building;
(4)the hydraulic or mechanical equipment in the Building; or
(5)the other plant, equipment and services provided by the Lessor in the Building, having regard to the design specification and capacity of the relevant plant, equipment and services;
(c)except to the extent that doing so would be contrary to Law or to the extent that the Lessor has agreed otherwise in writing, ensure that any Lessee’s Equipment or Fitout Equipment installed by the Lessee does not activate any Building system;
(d)comply with the Lessor’s reasonable requirements in relation to the use of the Air Conditioning Plant, Lifts, security, sprinkler and fire alarm installations and any other services in and amenities of the Building; and
(e)ensure that any service or maintenance contract in respect of any services to the Premises or the Building entered into by the Lessee is with contractors that are reasonably acceptable to the Lessor.

98722748    page 60

9.8Lessee to give notice of accident and lack of repair
As soon as reasonably practicable after actually becoming aware of the same, the Lessee must notify the Manager and the Lessor of any:
(a)damage, injury, accident, death or loss occurring in the Premises or the Licensed Areas and any defect or want of repair in the Premises or the Licensed Areas or in any Services or the Base Building Services in or to the Building;
(b)circumstances likely to:
(1)cause danger, risk or hazard to any person or property in, or Building Services and amenities of, the Building; and
(2)cause any damage, injury, accident, death or loss occurring in, or any defect or want of repair in, the Premises or the Licensed Areas or in any Building Services in or to the Building; and
(c)infectious illness on the Premises, the Licensed Areas or the Building which must be notified to an Authority and, if that infectious illness is confined to the Premises and the Licensed Areas, the Lessee must disinfect the Premises and the Licensed Areas to the satisfaction of the Lessor and that Authority.
9.9Restrictions on use of certain Common Areas
(a)The Lessee must not without the prior consent of the Lessor and all relevant Authorities use any plant, equipment or facility in the Building for any purpose other than a purpose for which it was constructed or provided (in the Lessor’s reasonable opinion).
(b)Subject to complying with the Building Management Plan, the Lessor may:
(1)pass and run services through the cabling, drains, ducts, pipes, risers and wires forming part of or leading through or adjoining any Common Areas (other than where those items form part of the Premises or the Licensed Areas that are exclusive to the Lessee);
(2)change the area, location, type or finish or facilities in the Common Areas; and
(3)from time to time, conduct capital or structural works, replacements, upgrades and refurbishment and repositioning works on or in the Common Areas.
(c)The Lessee must use all reasonable endeavours not to litter any Common Areas or put or leave them in a dirty or untidy condition.
9.10Separate metering and access to information
(a)The Lessor must at its cost ensure that electricity and potable water services are connected and are separately metered to the Premises. The Lessor may separately meter such other services as provided to the Premises from time to time.
(b)If required by the Lessee, the Lessor must purchase renewable power from a supplier nominated by the Lessee (acting reasonably).
(c)The Lessee acknowledges that any meters or sensors installed by the Lessor in respect of the Premises or the Licensed Areas are installed and operate so as to supply data about consumption of electricity, gas, water and other services directly into the Lessor’s building management system for the Building from time to time and the Lessee consents to the supply of that information.
(d)The Lessor acknowledges that to the extent that any meters, sensors or other equipment installed by the Lessor in the Building are capable of monitoring matters which could adversely impact on the privacy of any of the Lessee’s Agents who are individuals, such as the individual movement and location of people who are Lessee’s Agents, the Lessor must not permit such other matters to be monitored, recorded or disclosed without the Lessee's prior written

98722748    page 61

consent (which may be withheld in its absolute discretion). This clause 9.10(d) does not apply in respect of:
(1)the access control system for the Building;
(2)any video surveillance equipment (including CCTV) installed in the Building; or
(3)any meters, sensors or other equipment installed by the Lessor in the Building which are permitted by Law or a Requirement.
(e)If the Lessee grants a sub-lease or licence of part of a floor of the Premises, the Lessee must (at its cost) ensure that where practicable the area the subject of the sub-lease or licence is separately metered for electricity, gas and water.
(f)The Lessee must, when requested in writing by the Lessor (acting reasonably), allow the Lessor reasonable access to the Premises to enable the Lessor to read any of the meters referred to in clause 9.10(a) that are located in the Premises or to carry out any measurements or investigations which the Lessor considers necessary to enable an assessor to authorise a rating of the Premises under any relevant environmental rating scheme. The Lessor must comply with clauses 12.2 and 12.3 in relation to any such access.
(g)Without limiting or being limited by clause 9.10(d), each of the Lessee and the Lessor must co-operate with the other to provide to the other such objective data about the following as the other reasonably requires in relation to:
(1)consumption of energy and water in and from the Premises and the Licensed Areas;
(2)the storage and disposal of waste in and from the Premises and the Licensed Areas; and
(3)the indoor environment quality in the Premises.
If and to the extent that there is no unreasonable administrative burden or material cost to the Lessee, the Lessee must allow the Lessor to have reasonable access to the information referred to in this sub-clause (g) on reasonable prior notice from time to time.
(h)If and to the extent that there is no unreasonable administrative burden or material cost to the Lessee, the Lessee must provide to the Lessor on request regular reports (on not less than an annual basis) on energy and water consumption, waste generation and compliance with the Lessee’s obligations under sub-clauses 9.10(e) and 9.10(g).
(i)Despite anything else in this clause 9.10, the Lessor and the Lessee agree that:
(1)any and all information provided by the other party under this clause 9.10 is strictly confidential; and
(2)the Lessee and the Lessor may only disclose any information received from the other party under this clause 9.10 to their employees, agents, consultants or contractors if they ensure that such persons also keep that information confidential.
(j)If the Lessor wishes to disclose any information provided to the Lessor under this clause 9.10 to any party, the Lessor must first obtain the Lessee’s written consent (not to be unreasonably withheld if the relevant Authority or entity satisfies the Lessee that it will comply with the Lessee’s reasonable directions in relation to the confidential treatment of the relevant information).
(k)If and to the extent that there is no unreasonable administrative burden or material cost to the Lessor, the Lessor must provide to the Lessee, promptly on request, any information or reports generated by the Lessor in relation to performance of the Building and the Services in relation to the ratings for them and the requirements for the applicable rating under the relevant environmental scheme.

98722748    page 62

(l)The Lessor agrees that the Lessee may make its own arrangements in respect of the supply of utilities to the Premises, provided that the Lessee gives prior notice to the Lessor if it intends to make its own arrangements.

10Lessee’s Obligations - Premises and Equipment
10.1Repair of Premises
(a)The Lessee must maintain and repair the Premises and the Licensed Areas (excluding the External Landscaped Areas (Non Occupiable), in respect of which clause 4.5 will apply) in good order and condition (commensurate with the standard of maintenance and repair of Relevant Grade buildings in Sydney) except for:
(1)fair wear and tear; and
(2)damage caused by explosion, earthquake, aircraft or other aerial device, civil commotion, fire, flood, lightning, riot, storm, tempest, act of God or war or any other risk which a prudent landlord can and usually does insure against (including damage to plate glass). This exception does not apply to the extent that the Lessor's insurance for damage is reduced, vitiated or prejudiced by a Lessee's Act or Omission.
(b)Despite sub-clause (a):
(1)the Lessee is not required to carry out any maintenance and repair of any Lessor’s plant and equipment which is the Lessor's obligation to carry out under this Lease; and
(2)the Lessee is not required to maintain, replace or repair any structural parts of the Premises or the Licensed Areas or carry out works of a capital nature, except to the extent that the need for the maintenance, work, replacement or repair arises out of:
(A)the Lessee’s Act or Omission or a breach of this Lease by the Lessee;
(B)the Lessee's particular use or occupation of the Premises or the Licensed Areas;
(C)any act, default, misconduct, neglect, negligence or omission of the Lessee’s Predecessors;
(D)the installation, use or removal of the Lessee's Equipment; or
(E)any work effected by or on behalf of or at the direction of the Lessee, the Lessee’s Agents or the Lessee’s Predecessors at any time (including before or after the Commencement Date), including any integration of such works with the Base Building Services.
(c)The Lessor may elect to carry out any work, replacement, repair or maintenance referred to in clause 10.1(b)(2), at the cost of the Lessee, and the Lessee must pay to or reimburse the Lessor's costs on demand, provided that the Lessee has approved the Lessor's estimated costs for the relevant works (such approval not to be unreasonably withheld or delayed).
(d)Without limiting or being limited by sub-clause (a), the Lessee must, at its own expense:
(1)Fitout Equipment:

98722748    page 63

(A)clean and maintain the Fitout Equipment in good and substantial repair, order and condition (except for damage caused by fair wear and tear);
(B)replace any items of Fitout Equipment where it is no longer economical to repair such items or where such items are at the end of their useful life; and
(C)keep current maintenance and repair contracts with contractors acceptable to the Lessor acting reasonably in respect of any Fitout Equipment linked to the fire, emergency, security, mechanical or essential (life safety) services of the Building (including requiring that the Air Conditioning Plant and equipment which forms part of the Fitout Equipment must be maintained in accordance with the operation and maintenance manuals for that plant and equipment);
(2)Lessee’s Equipment:
(A)clean and maintain the Lessee’s Equipment in good and substantial repair, order and condition (except for damage caused by fair wear and tear); and
(B)keep current maintenance and repair contracts with contractors acceptable to the Lessor acting reasonably in respect of any Lessee’s Equipment linked to the fire, emergency, security, mechanical or essential (life safety) services of the Building (including requiring that the Air Conditioning Plant and equipment which forms part of the Lessee’s Equipment must be maintained in accordance with the operation and maintenance manuals for that plant and equipment); and
(3)gardens (comprising part of the Premises or the Licensed Areas): retain qualified landscapers to carry out gardening and landscaping maintenance for any gardens or landscaped areas in the Premises or the Licensed Areas (excluding the External Landscaped Areas (Non Occupiable)) at regular intervals, to the standard appropriate for comparable premium grade buildings in Sydney.
(e)The Lessee must give the Lessor evidence of the existence and performance of the maintenance and repair contracts required to be enacted and maintained by the Lessee under clauses 10.1(d)(1)(C) and 10.1(d)(2)(B) as the Lessor reasonably requires, including copies of reports, annual certificates and any other statements issued in connection with those maintenance and repair contracts. The evidence required under this clause 10.1(e) must be provided to the Lessor:
(1)prior to the Commencement Date and thereafter, at least once per annum during the Term; and
(2)as soon as reasonably practicable after an enactment of a new, or variation to an existing, maintenance and repair contract.
10.2Alterations to Premises, partitioning and fixtures
(a)The Lessee may make alterations to:
(1)the Lessee’s Equipment and the Fitout Equipment within the Premises; and/or
(2)the Premises,
without the prior approval of the Lessor, except where in the Lessor’s reasonable opinion the alteration may have an adverse impact on:
(3)the operation of the Base Building Services;
(4)the structure of the Building or any waterproofing;

98722748    page 64

(5)any sustainability ratings for the Premises or the Building;
(6)any requirements under Law or the Requirements of any Authority (including if they may lead to a breach of any Law or Requirement); or
(7)the Lessor's ability to comply with the Performance Criteria for the Base Building Services or otherwise to comply with this Lease or a Project Document, in which case the Lessee must seek the Lessor’s prior consent to the alteration. The Lessor must act reasonably and without delay in respect of any application for consent under this clause 10.2(a), except that the Lessor may give or withhold its consent in its absolute discretion if the matters in sub-clauses (6) and (7) apply.
(b)The Lessee must give prior notice to the Lessor (with reasonable detail) of any alterations it intends to make under clause 10.2(a) together with copies of the specifications and drawings for that alteration.
(c)Subject to sub-clause (a), the Lessee must not without the prior approval of the Lessor and all relevant Authorities:
(1)make an application for development or other approval from an Authority in respect of the Building or the Land, including a change to the Permitted Use;
(2)make alterations in or to the Premises or the Licensed Areas that affect the structure of the Building or any waterproofing in the Building, or that adversely affect the operation of the Base Building Services;
(3)make alterations or carry out works in or to the Licensed Areas;
(4)make alterations that will affect any sustainability ratings for the Building;
(5)make alterations that will affect the Lessor’s ability to comply with the Performance Criteria; or
(6)carry out any works in any areas of the Building,
provided that:
(7)the Lessor must consent to any application for development approval in respect of works to be undertaken at the Premises that either:
(A)have been approved by the Lessor in accordance with clause 10.2(a); or
(B)do not require the consent of the Lessor under the terms of this Lease; and
(8)the Lessor must consent to any application for a change to the Permitted Use provided the Lessor has first approved the proposed change in accordance with clause 9.1(b).
(d)In seeking the Lessor’s approval under sub-clause (c), the Lessee must submit to the Lessor any details and plans that the Lessor reasonably requires to consider the request.
(e)Any approvals given under sub-clause (a) or (c) will be subject to the Lessor’s reasonable conditions including (without limit) that:
(1)the finishes and materials used must be of a good quality and standard;
(2)each contractor keeps current public liability insurance, contractors all risk insurance, workers compensation insurance and professional indemnity insurance (if the contractor carries out any professional services) and any other usual insurances, all of which note the interests of the Lessor, are with a reputable insurer and are for such amounts as are reasonably required by the Lessor having regard to the nature of the proposed works;

98722748    page 65

(3)the Lessee, its contractors and sub-contractors comply with any site agreements applying to the Building;
(4)the Lessee, its contractors and sub-contractors comply with the ESD Fitout and Operational Requirements and the Fitout Guide;
(5)the work consented to by the Lessor is carried out by contractors approved by the Lessor (acting reasonably);
(6)the floor coverings in the Premises and the floors of the Licensed Areas and of the relevant Common Areas are lined by the Lessee with suitable material during delivery or removal of dust, fibre or powder creating material;
(7)the Lessee pays the reasonable external fees incurred by the Lessor in connection with the works, including the reasonable costs of any architect, engineer or other consultants engaged by the Lessor in connection with the works;
(8)the Lessee obtains and delivers to the Lessor or the Manager copies of certificates of compliance issued by relevant Authorities (if any are required) within a reasonable period as nominated by the Lessor or the Manager (but in any event within 90 days) after the completion of the works;
(9)the Lessee must use for the receipt, delivery or movement of any goods, equipment or articles associated with the works only those Elevators and those parts of the Common Areas as the Lessor approves, and at the times notified by the Lessor (in each case acting reasonably); and
(10)any work to the Lessor’s plant and equipment which is under a warranty held by the Lessor must, if reasonably required to ensure that the relevant warranty is not adversely affected, be carried out by contractors nominated by the Lessor (acting reasonably) and the Lessor must use reasonable endeavours (which does not include an obligation on the Lessor to incur any expense itself) to procure that the costs charged by the relevant contractors are reasonable and within market acceptable parameters.
(f)The Lessee must pay:
(1)the cost of any works referred to in this clause; and
(2)the cost of all additional lights and all alterations to lights, power outlets, switches, electrical switching arrangements, Communications Equipment, Air Conditioning Plant and equipment, plumbing, sprinkler, security and fire alarm installations and hose reels or other equipment and plant installed in or adjacent to the Premises or the Licensed Areas which are:
(A)reasonably required by the Lessor; or
(B)required by Law, by any Authority or by the Lessor’s insurer, as a result of any alteration, installation or relocation referred to in sub-clause (a) or (c).
(g)The Lessee must ensure that all work carried out by it or on its behalf under this clause:
(1)is carried out:
(A)in a proper and workmanlike manner and to the satisfaction of the Lessor, acting reasonably;
(B)in accordance with plans and specifications approved by the Lessor;

98722748    page 66

(C)in accordance with, and only after obtaining all required approvals from all relevant Authorities (with copies to be provided to the Lessor prior to carrying out the works);
(D)so as to minimise the environmental impact of the works and in a manner that does not affect the sustainability ratings for the Premises or the Building; and
(E)at times and in a manner which causes no damage to the Building and which minimises nuisance, disturbance and inconvenience to others occupying or using the Building, any person and any personal property in the Building, and the Lessee must ensure that any damage is promptly rectified;
(2)(if the works are likely to detrimentally affect the use of or access to the Building by others):
(A)carry out those works outside the Established Building Hours where practicable; or
(B)obtain the Lessor’s approval to the performance of those works during the Established Building Hours;
(3)does not adversely affect any warranties held by the Lessor in relation to its plant and equipment in or services provided to the Building and which have been disclosed by the Lessor to the Lessee prior to the commencement of the relevant works;
(4)is carried out in accordance with all Laws and approvals of any relevant Authority, including the Workplace Health and Safety Requirements; and
(5)is carried out in a manner which causes no damage to the Building (and, if damage is caused, the Lessee must promptly make good such damage to the reasonable satisfaction of the Lessor).
(h)The Lessee must comply with the Lessor’s reasonable directions in respect of any works undertaken pursuant to this clause 10.2.
(i)In designing and carrying out any works in accordance with this Lease, the Lessee must comply with the ESD Fitout and Operational Requirements and the Fitout Guide.
(j)Subject to the balance of this clause, the Lessor must (on request by the Lessee and at no cost to the Lessee) consent to the lodgement by the Lessee of all relevant:
(1)applications for development or other statutory approvals; and
(2)applications for permits,
which are necessary to obtain Authority approvals to an alteration, installation or relocation in accordance with this clause 10.2. The Lessor is not required to provide its consent to applications pursuant to this clause 10.2 where the proposed works require the consent of the Lessor under the terms of this Lease and either the Lessee has not sought the Lessor's consent, or the Lessor has withheld its consent, to the relevant works.
(k)Despite any other provision of this Lease, the Lessor acknowledges and agrees that alterations to be carried out by the Lessee pursuant to this clause 10.2 may require the removal of the Lessor’s property from the Premises (which may include any Fitout Equipment paid for by the Lessor) but, notwithstanding this, the Lessee must not remove External Landscaped Areas Fitout from the External Landscaped Areas (Non Occupiable) without the Lessor's consent.
(l)The Lessee is not:
(1)liable to compensate the Lessor for; or
(2)obliged to reinstate or deliver back to the Lessor at the end of the Lease,

98722748    page 67

the Lessor’s property removed from the Premises by the Lessee as anticipated by clause 10.2(k).
10.3Computer drawings, commissioning data and confidentiality
(a)Within ONE (1) month after completion of any works under clause 10.2 that affect the structure of the Building, the Base Building Services or the Services, the Lessee must obtain and deliver to the Lessor written details of all operating and commissioning data in electronic format (compatible with the computer system then used by the Lessor in managing the Building) containing professionally drawn accurately dimensioned ‘as built’ drawings of and layout plans for the works (including diagrams of the items referred to in clause 10.2(f)(2)) and a hard copy of those drawings (Building Information).
(b)If requested by the Lessee, the Lessor must promptly provide copies of any up to date information regarding the Building and the Services held by the Lessor (including fully co-ordinated BIM models) and where applicable fire engineering reports and annual fire safety certificates. The Lessee must keep confidential (and must ensure that the Lessee's Agents keep confidential), any information provided by the Lessor pursuant to this sub-clause (b).
(c)Despite clause 10.3(b), the Lessee may disclose any information provided by the Lessor pursuant to clause 10.3(b) to the Lessee’s employees, officers, advisers and consultants (provided that the Lessee instructs those persons to keep such information confidential) and to any Authority if required by Law.
10.4Cleaning of Premises and Floor Common Areas by Lessee
(a)If the Lessee elects to clean the Premises and the Floor Common Areas in accordance with clause 4.3, then until such time as the Lessee gives a notice to the Lessor under clause 4.3(e) that the Lessee no longer wishes to clean the Premises and the Floor Common Areas in accordance with this clause 10.4, the following provisions apply:
(1)clause 4 (excluding clause 4.3(d), clause 4.3(e), clause 4.4 and clause 4.5) shall not apply;
(2)the Lessee must comply with sub-clauses 10.4(b) to 10.4(d) (inclusive); and
(3)the Lessor must allow the Lessee (at no cost to the Lessee) to use (on a non-exclusive and shared basis) part of the goods lift lobby area nominated by the Lessor from time to time acting reasonably, provided that the Lessee and the Lessee's contractors comply with all directions of the Lessor or the Manager from time to time.
(b)If clause 10.4(a) applies, the Lessee must, at its own expense:
(1)provide a cleaning and garbage removal service for the Premises and the Floor Common Areas (including internal surfaces of windows) such that those areas are regularly cleaned in a good and workmanlike manner by a reputable contractor approved by the Lessor and kept free from dirt and rubbish (all to the Lessor’s reasonable satisfaction) (Lessee Cleaning Service);
(2)provide the Lessor with a copy of the proposed schedule of Lessee Cleaning Services to be provided by the Lessee's cleaning contractor and obtain the Lessor's prior approval of the proposed schedule (such approval not to be unreasonably withheld or delayed);
(3)ensure that the Premises and the Floor Common Areas are cleaned to a standard commensurate with the standard of cleaning for comparable Relevant Grade buildings in Sydney and otherwise in accordance with the most recent schedule of Lessee Cleaning Services approved by the Lessor under clause 10.4(b)(2);

98722748    page 68

(4)ensure that the Lessee's contractors comply with all relevant sustainability initiatives for the Building while in the Premises or the Building;
(5)comply with (and ensure that the Lessee's contractors comply with) the Lessor’s Building waste management plan notified to the Lessee from time to time in respect of waste disposal;
(6)at least once per quarter during the Term (or at such other periodic intervals as required by the Lessor to fulfil its reporting requirements) provide the Lessor with:
(A)objective data and other information as reasonably required by the Lessor in relation to the volume of waste generated by the Lessee; and
(B)waste disposal certificates in respect of the Premises and the Licensed Areas,
(7)ensure that its cleaners effect the insurances reasonably required by the Lessor (and provide to the Lessee and the Lessor on request satisfactory evidence of the currency of those insurances); and
(8)clean all toilets, basins, taps and associated appurtenances in the Floor Common Areas and provide toilet and washroom requisites in the Floor Common Areas.
(c)Without limiting clause 10.4(b), if clause 10.4(a) applies, the Lessee must store and keep all waste, recycling and rubbish in proper receptacles and arrange for the regular removal of all waste, recycling and rubbish from the Premises and the Floor Common Areas to the part of the basement of the Building nominated by the Lessor from time to time. The Lessor must nominate an appropriate area in the basement of the Building for this purpose.
(d)If clause 10.4(a) applies, the Lessor must arrange for the rubbish placed by the Lessee in the area nominated by the Lessor pursuant to clause 10.4(c) to be removed to the common waste disposal area for the Building.
10.5WHS – general
(a)The Lessee acknowledges that it has management and control of the Premises and the Licensed Areas for the purposes of the WHS Requirements.
(b)The Lessee:
(1)must comply, and ensure that its Personnel comply, with the WHS Requirements;
(2)must not, and must ensure its Personnel do not, engage in any act or omission which causes the Lessor to be in breach of its WHS duties, including under the WHS Requirements;
(3)must apply its own WHS system (including a WHS management plan) in relation to the Premises and the Licensed Areas and comply, and ensure its Personnel comply, with this WHS system;
(4)warrants that it has a WHS system which meets the requirements of the WHS Requirements and is appropriately tailored to the Premises and the Licensed Areas and the Permitted Use;
(5)must comply, and ensure its Personnel comply, with the Lessor's WHS system in relation to the remainder of the Building and the Land (ie, not including the Premises or the Licensed Areas);
(6)must comply with any direction on WHS issued by an Authority;
(7)ensure that its Personnel are at all times adequately supervised and have undertaken appropriate training prior to accessing, or performing any work on, the Land; and

98722748    page 69

(8)must, on request by the Lessor, provide documents or other information to the Lessor regarding the compliance by the Lessee with its obligations under clauses 10.5 and 10.6.
(c)If the Lessee fails to comply with an obligation in relation to safety obligations under clauses 10.5 and 10.6, the Lessor may, or may have others, carry out the Lessee's obligations in this regard.
(d)The Lessee must:
(1)as soon as reasonably practicable, notify the Lessor of any Notifiable Incident in connection with the Premises, Licensed Areas or the Permitted Use; and
(2)provide to the Lessor any WHS-related prohibition, improvement or other notice or correspondence issued to the Lessee by an Authority in connection with the Premises, Licensed Areas or the Permitted Use as soon as reasonably practicable after receipt of any such notice;
(3)without delay, conduct an investigation into the circumstances of any Notifiable Incident in connection with the Premises, Licensed Areas or the Permitted Use and inform the Lessor of the outcome of the investigation;
(4)on request by the Lessor, provide to the Lessor (or any person nominated by the Lessor in writing) any documents: and
(A)related to or created in respect of an investigation into any Notifiable Incident in connection with the Premises, Licensed Areas or the Permitted Use; and
(B)or other information regarding the compliance by the Lessee with its obligations under this clause 10.5.
(e)The Lessee must:
(1)impose corresponding obligations to those set out in clause 10.5(b) to (d) (as appropriate) on any subcontractor it engages; and
(2)confirm to the Lessor that it has reviewed the WHS system of any subcontractor it engages and is satisfied that it meets the requirements of the WHS Requirements.
(f)The Lessee must ensure that any subcontractor it engages in relation to the Permitted Use or under this Lease has the necessary suitability, reliability, safety systems, expertise and financial standing to carry out the work to be subcontracted.
(g)On request by the Lessor (acting reasonably) the Lessee must conduct an audit of the Lessee's (and any sub-contractor's) compliance with its health and safety obligations under clauses 10.5 and 10.6 and all applicable WHS Requirements (WHS Obligations) and promptly report in writing to the Lessor the outcome of each audit.
(h)The Lessee must allow a third party appointed by the Lessor to conduct audits of the Lessee's (and any sub-contractor's) compliance with the WHS Obligations, from time to time as reasonably required by the Lessor.
(i)If an audit or report identifies any breach of the WHS Obligations, the Lessee must, within a reasonable time, given the nature of the breach, and at its own cost, do all things necessary to remedy that breach.
(j)In this clause 10.5:
(1)Personnel means the officers, employees, contractors and agents of a person and the officers, employees, contractors and agents of the contractors of that person;
(2)Notifiable Incident means any incident which is required to be notified to an Authority under the WHS Requirements; and
(3)WHS Obligations has the meaning given to it in clause 10.5(g).

98722748    page 70

10.6WHS considerations – Lessee's Construction Work
(a)In this clause (and clause 10.5 as relevant):
(1)Lessee’s Construction Work means any construction project, as defined in the Workplace Health and Safety Requirements, in relation to the Premises or Licensed Areas, commissioned by the Lessee; and
(2)Workplace Health and Safety (or WHS) Requirements means any of the following related to work health and safety:
(A)Law, including, but not limited to the Work Health and Safety Act 2011 (NSW) and the Work Health and Safety Regulation 2017 (NSW), as amended from time to time;
(B)codes of practice, Australian Standards or compliance codes; and
(C)directions, guidance notes or notices issued by any relevant Authority responsible for administering work health and safety Laws.
(b)In relation to any Lessee's Construction Work, the Lessee must perform the duties and functions of a person with management and control of:
(1)the Premises; and
(2)Lessee’s Equipment,
under the Workplace Health and Safety Requirements.
(c)The Lessee agrees and acknowledges that, as the person commissioning the Lessee's Construction Work, the Lessee is, subject to clause 10.6(d), as the 'principal contractor' (as defined in the WHS Requirements) in respect of any Lessee’s Construction Work and is authorised by the Lessor to have management or control of the workplace and to discharge the duties of a principal contractor under the Workplace Health and Safety Requirements.
(d)The Lessee may engage another person as the principal contractor for the relevant Construction Work, in which case it must:
(A)provide that person with information about hazards and risks at, and in the vicinity of, the Premises and Licensed Areas (including access and other relevant areas of the Building and Land);
(B)ensure that the person fulfils its obligations as Principal Contractor under the WHS Requirements; and
(C)impose corresponding obligations on the principal contractor to duties imposed on the Lessee under this clause 10.6(d) (as appropriate).
(e)The Lessee acknowledges and agrees that, as principal contractor, the Lessee (or the Lessee’s contractor, as the case may be):
(1)is responsible for the Lessee’s Construction Work at all times until the Lessee’s Construction Work is completed; and
(2)must ensure that the Lessee’s Construction Work is carried out in accordance with the requirements of the Workplace Health and Safety Requirements.
(f)For the purposes of this clause and subject to the Lessee’s express obligations under this Lease, the Lessor authorises the Lessee (or the Lessee’s contractor, as the case may be) to undertake such steps as are necessary to discharge the Lessee’s (or the Lessee’s contractor’s) responsibilities as principal contractor under the Workplace Health and Safety Requirements.

98722748    page 71

(g)The Lessee’s (or the Lessee’s contractor’s) engagement as principal contractor for the Lessee’s Construction Work under sub-clauses (c) to (f) (inclusive) will commence on the commencement of the Lessee’s Construction Work and will end on the completion of the Lessee’s Construction Work, as determined by the Lessor.
(h)Subject to sub-clause (f), this clause overrides any other provision of this Lease to the extent of any inconsistency.
10.7Defects rectification after the expiry of the Defects Liability Period
The parties acknowledge and agree that, on and from the expiry of the Defects Liability Period (DLP Expiry Date), if a Defect arises on and from the DLP Expiry Date, then to the extent that Defect:
(a)is covered by a warranty;
(1)that has been given expressly for the benefit of the Lessee; and
(2)which is capable of being enforced by the Lessee directly against the relevant manufacturer, supplier or subcontractor; and
(b)does not give rise to a material and adverse effect on the use of the Premises for the Permitted Use,
(each a Minor Defect), the Lessee must, if it requires the Minor Defect to be rectified, use all reasonable endeavours to make a claim on, and have that Minor Defect rectified by the manufacturer, supplier or subcontractor, pursuant to that warranty.

11Insurance, Risk and Indemnity
1.1Lessee to effect insurance
(a)The Lessee must effect and maintain, from the date in Item 5 until the end of the Term (without requiring any risk to be insured under more than one insurance effected and maintained in compliance with this Lease):
(1)public liability insurance written on an occurrence basis for, subject to clause 11.1(c), the sum specified in Item 10 (or such other amount reasonably required by the Lessor and consistent with standard market practice in Sydney from time to time and agreed by the Lessee, also acting reasonably) in respect of any occurrence covering the liability of the Lessee (including for its liability to the Lessor in respect of:
(A)physical destruction of, loss of, damage to, or loss of use of any tangible property (including property of the Lessor in the care, custody or control of the Lessee); and
(B)the bodily injury of, disease or illness (including mental illness) to, or death of, any person, except to the extent that death or injury of any person is covered under the Lessee's workers’ compensation insurance under clause 11.1(a)(2)), arising out of the actions of the Lessee within the Building or in connection with the performance of obligations arising, or the exercise of any rights given, under this Lease;
(2)workers compensation insurance as required by Law in respect of any employees of the Lessee working at the Premises; and
(3)a policy insuring:

98722748    page 72

(A)all additions to the Premises and the Licensed Areas carried out by the Lessee, all Lessee's Equipment and all Fitout Equipment against physical loss or damage by events for which a Lessee can and does ordinarily insure, for their full replacement or reinstatement value; and
(B)glass breakage covering all plate and other glass in the doors, offices and staircases on, in or about the Premises and the Licensed Areas and covering frames, surrounds and temporary shutters in the Premises and the Licensed Areas (but excluding the façade of the Building).
(b)The insurance policies referred to in clause 11.1(a):
(1)must be in the name of the Lessee and note the Lessor and any mortgagee of the Building who has been notified to the Lessee, as an interested party;
(2)must cover such risks and contain standard market conditions, having regard to the Lessee's Business and the nature of the Premises; and
(3)must be effected with an insurer(s) with a financial security rating of “A–" or better by Standard & Poors (or the equivalent rating with another reputable rating agency).
(c)If the Lessee exercises its option to renew this lease for a Further Term in accordance with clause 19, then the amount of the Lessee's public liability insurance policy under clause 11.1(a)(1) shall be objectively reviewed by the Lessor in line with standard market practice in Sydney having regard to the Lessee's Business and the size of the Premises at the relevant time, provided that the amount of the policy cannot decrease upon review.
(d)Upon any cancellation or adverse amendment of any insurance policy required under this Lease, and prior to its effective date, the Lessee will promptly deliver replacement certificates of insurance to the Lessor certifying that the required types and amounts of insurance coverage set forth in this Lease have been obtained. The Lessee must deliver to the Lessor certificates of currency for each insurance policy referred to in clause 11.1(a) before the date in Item 5, and thereafter annually upon renewal and, otherwise, upon request by the Lessor (but not more than once per annum).
(e)The Lessee must do all things reasonably necessary (including by providing any information or evidence available to the Lessee) to enable the Lessor to recover promptly any money due to the Lessor under any insurance referred to in this Lease, provided that the Lessee will not be required to take any action under this clause 11.1(e) to the extent that such action would prejudice the Lessee's rights, obligations or own claim under the relevant policy.
(f)Neither failure to comply nor full compliance by the Lessee with the insurance provisions of this Lease, will limit or relieve the Lessee of its liabilities and obligations under any other term of this Lease.
(g)The Lessee's obligation to effect and maintain any of the insurances required under this clause 11.1 will be satisfied if:
(1)the Lessee obtains that insurance under any so called 'global policy of insurance' which the Lessee has and which is appropriately amended or endorsed;
(2)certificates of currency are provided by the Lessee to the Lessor in accordance with clause 11.1(c); and
(3)the global policy insures all risks referred to in clause 11.1(a) and complies with clause 11.1(b).
(h)The Lessee must not do any act or thing which may:
(1)increase the cost of insurances in connection with the Building or property in the Building, except in connection with the ordinary use and occupation of the Premises as anticipated by the Permitted Use;

98722748    page 73

(2)affect or make void or voidable any of the Lessee's insurances, any insurances in connection with the Building or property in the Building; or
(3)conflict with Laws or the Requirements of any relevant Authority.
11.2Release of Lessor
(a)The Lessee releases the Lessor and the Manager from all actions, claims, demands and Liabilities arising from any damage, loss, death or injury occurring in the Building, except to the extent that the same is caused by or contributed to by any default, negligence or wrongful act or wrongful omission of the Lessor, the Manager or the Lessor’s Agents.
(b)The Lessee:
(1)subject to the Lessee’s rights under the Agreement for Lease with respect to Defects in the Works, accepts the condition of the Premises and the Licensed Areas at the Commencement Date (or, in the case of Licensed Areas that are taken up during the Term, the condition of those Licensed Areas at the time the relevant licence is enlivened); and
(2)occupies the Premises and the Licensed Area and uses the Building and the Land at its own risk.
11.3Indemnities by Lessee
The Lessee indemnifies the Lessor and the Manager against all Liabilities (excluding Consequential Loss) which the Lessor and/or the Manager suffers or incurs to the extent arising out of:
(a)damage, loss, injury or death occurring on the Premises or the Licensed Areas;
(b)the Lessee’s Act or Omission; or
(c)a breach of this Lease by the Lessee or the Lessee’s Agents, except to the extent that the Liability is caused or contributed to by the default, negligence, wrongful act or wrongful omission of the Lessor, the Manager or the Lessor's Agents.
11.4Lessor insurance policies
(a)The Lessor must effect and maintain, from the date in Item 5 until the end of the Term (without requiring any risk to be insured under more than one insurance effected and maintained in compliance with this Lease):
(1)industrial special risks insurance policy which provides cover for physical loss, damage or destruction to the Building and cover for machinery breakdown based on a sum insured for its full replacement or reinstatement value including cover for removal of debris, professional and consultants fees and claims preparation costs;
(2)business interruption insurance to cover loss of rent receivable over the period of the total reconstruction of the Building in the event of physical loss or damage which is covered under the industrial special risks policy required in accordance with clause 11.4(a)(1);
(3)public liability insurance written on an each and every occurrence basis for an amount which is not less than the sum specified in Item 10 in respect of any one occurrence covering the liability of the Lessor (including for any liability to the Lessee in accordance with this Lease) in respect of:
(A)physical destruction of, loss of, damage to, or loss of use of any tangible property (including property of the Lessee in the care, custody or control of the Lessor (if any)); and

98722748    page 74

(B)the bodily injury of, disease or illness (including mental illness) to, or death of, any person (not being death or injury covered under workers’ compensation insurance), arising out of the actions of the Lessor, the Manager or the Lessor’s Agents; and
(4)workers’ compensation insurance for people performing functions in relation to the Building.
(b)The Lessor will take reasonable steps to procure that the insurance policies required to be effected by the Lessor in accordance with clause 11.4(a)(1) through to 11.4(a)(3) include a waiver of subrogation in favour of the Lessee (if applicable, having regard to the nature of the policy), provided that the Lessee must pay to the Lessor (on demand) any increase in premium or other costs payable by the Lessor in connection with the provision of such waiver of subrogation.
(c)The Lessor must make a claim on its insurance policies in connection with a Liability the subject of a claim against the Lessee under clause 11.3 to the extent that the Lessor's insurance provides cover for such Liability (Lessor's Insurance Claim). The Lessee must pay any excess or deductible in connection with such Lessor's Insurance Claim.
(d)If the Lessor receives an amount from its insurer pursuant to the Lessor's Insurance Claim, then the Lessee's liability to the Lessor under clause 11.3 will be reduced by the amount that is equal to the amount (if any) received by the Lessor from its insurance pursuant to the Lessor's Insurance Claim.
11.5Indemnities by Lessor
The Lessor indemnifies the Lessee and the Lessee’s Agents against all Liabilities (excluding Consequential Loss) which the Lessee and/or the Lessee’s Agents suffer or incur to the extent arising out of:
(a)the Lessor’s Act or Omission; or
(b)any breach of this Lease by the Lessor or the Lessor’s Agents, except to the extent that the Liability is caused or contributed to by the default, negligence or wrongful act or wrongful omission of the Lessee or the Lessee’s Agents.
11.6No liability for Consequential Loss or personal liability
Despite any other provision of this Lease:
(a)neither party will have any liability to the other party arising out of or in connection with this Lease (whether under contract, in tort (including negligence), under statute, under warranty, under indemnity, in strict liability or otherwise at law or equity) for Consequential Loss; and
(b)under no circumstances shall any present or future partner, member, stockholder, trustee, beneficiary, officer, director, employee or agent of the Lessee or the Lessor have any personal liability for the performance of the Lessee's obligations or the Lessor's obligations respectively under this Lease.
11.7General obligations with respect to indemnities
Each indemnity in this Lease is a continuing obligation, separate and independent from the other obligations of the parties and survives termination or expiration of this Lease.

98722748    page 75

12Lessor’s General Rights
12.1Lessor’s right to inspect and show Premises
(a)Subject to clause 12.9, the Lessor may on at least THREE (3) Business Days’ notice to the Lessee (except in an emergency, when no notice is required and the Lessor may enter at any time) and at all reasonable times enter the Premises:
(1)to inspect the Premises and the External Landscaped Areas (Non Occupiable) to ascertain their repair, condition and value or to determine if the Lessee is in breach of the Lessee's obligations under this Lease;
(2)to show them to prospective investors in or purchasers of any estate or interest in the Building;
(3)to show them to prospective tenants during:
(A)the last TWO (2) years of the Term (provided that the Lessee has not served a Notice of Exercise on the Lessor under clause 19.1); and
(B)any holding over period under clause 14.9,
provided that:
(C)the Lessor acting reasonably, only shows necessary parts of the Premises; and
(D)if required by the Lessee, a representative of the Lessee is present at all times during any inspection; and
(4)to inspect the Premises for the purpose of assessing the scope, program and cost of any works that the Lessor may carry out, or is required to carry out, to the Premises pursuant to this Lease or following the expiration or sooner determination of this Lease.
(b)In exercising any of its rights under this clause 12.1, the Lessor must, as far as applicable and practicable having regard to the circumstances, comply with the Emergency and Security Action and Communication Plan.
12.2Lessor's right to access the Premises during emergency
In an emergency, the Lessor may:
(a)at any time;
(b)without giving notice to the Lessee if that is impracticable having regard to the circumstances; and
(c)unaccompanied,
enter the Premises for the purpose of ascertaining and, if appropriate, remedying the cause of the emergency.
12.3Access for maintenance, Authority Requirements etc
(a)Subject to clause 12.9, the Lessor may on at least THREE (3) Business Days’ notice and at reasonable times (except in an emergency or for the purpose of rectifying an Air Conditioning Failure, a Lift Failure, an Electrical Failure or a Hydraulic Failure, when no notice is required and the Lessor may enter at any time, subject to compliance with the Emergency and Security Action and

98722748    page 76

Communication Plan to the extent applicable and practicable having regard to the circumstances) enter the Premises and/or the External Landscaped Areas (Non Occupiable) with materials and equipment to:
(1)exercise the Lessor's rights, or comply with the Lessor's obligations, under this Lease;
(2)carry out any obligation which the Lessee is required to carry out under this Lease but fails to do so within a reasonable time after receipt of notice to do so (except in an emergency, when no notice is required but the Lessor must, as far as applicable and practicable having regard to the circumstances, comply with the Emergency and Security Action and Communication Plan);
(3)clean, install, inspect, change, maintain, repair or remove any part of the Building (other than the Premises and the External Landscaped Areas (Non Occupiable)) and the Lessor’s plant, equipment and services in or adjacent to the Premises or the Licensed Areas and the fabric or structure of the Building;
(4)rectify or procure the rectification of defects in the Works which are required to be carried out under the Agreement for Lease;
(5)carry out works consented to by the Lessee acting reasonably;
(6)carry out the works described in clause 12.8(a);
(7)carry out any maintenance or repairs to the Premises and/or the External Landscaped Areas (Non Occupiable); or
(8)comply with any Law, direction, notice, order, requirement or request for which the Lessee is not liable under this Lease.
(b)When having access under sub-clause (a), the Lessor must take all steps necessary to minimise any disruption to or interference with the Lessee’s use or occupation of the Premises, must remove resulting rubbish (if any) and leave the affected parts of the Premises or the External Landscaped Areas (Non Occupiable) (as applicable) clean and in good condition.
12.4Access to the Licensed Areas
The Lessee acknowledges and agrees that the Lessor will be entitled to access the Licensed Areas at any time and for any purpose, subject to the terms of each of the relevant licences granted under this Lease.
12.5Easements and rights of support
(a)The Lessor may:
(1)subdivide the Land (including by strata or stratum);
(2)grant rights of support, positive covenants, restrictions, easements or other similar encumbrances or affectations to, or enter into any agreement with, any person interested in any land or improvement near the Building or any Authority for any reason including (without limitation) to provide services for or access to the Building or nearby land or to support any structure at any time on the Land or on nearby land; and
(3)vary or cancel (or provide its consent to a variation to or cancellation of) any rights of support, positive covenants, restrictions, easements or other similar encumbrances or affectations registered on title to the Land or on nearby land.
(b)If the Tenure Rights are not in force at the Commencement Date:
(1)the Lessor must ensure that satisfactory alternative arrangements are in place until the Tenure Rights are in force and registered;

98722748    page 77

(2)the Lessee acknowledges and agrees that the Lessee's interest, and its rights, under this Lease will be subject to those Tenure Rights and the Lessee must comply with, and not do anything that would cause the Lessor to be in breach of, those Tenure Rights; and
(3)the Lessee must, promptly upon receipt of a request from the Lessor, execute any necessary consent or other document reasonably required by the Lessor to give effect to, or procure registration of, the Tenure Rights.
(c)Despite sub-clause (a) the Lessor must not:
(1)subdivide the Land (including by strata or stratum);
(2)vary or consent to any variation of the Building Management Statement;
(3)grant any rights of support, positive covenants, restrictions, easements or other similar encumbrances or affectations to, or enter into any agreement with any person interested in any land or improvement near the Building or any Authority for any reason including (without limitation) to provide services for or access to the Building or nearby land or to support any structure at any time on the Land or on nearby land; or
(4)vary or cancel (or provide its consent to a variation to or cancellation of) any rights of support, positive covenants, restrictions, easements or other similar encumbrances or affectations registered on title to the Land or on nearby land, which:
(5)materially adversely affects:
(A)the Lessee’s rights in the Premises or the Licensed Areas; or
(B)its use and enjoyment of the Premises or the Licensed Areas or the means of access to them; or
(6)which would materially increase the expenses that the Lessee is required to pay in relation to this Lease, without the Lessee’s prior written consent (not to be unreasonably withheld or delayed) other than where required by, or in accordance with, the Project Documents, a Law or Approval, where the Lessee's prior written consent is not required. The Lessee must (at the Lessor’s request and at its reasonable cost) promptly execute any consents or other documents to enable the Lessor to:
(7)exercise its rights under this clause; and
(8)comply with its obligations under, or a requirement of, the Project Documents, a Law or an Approval.
(d)The Lessee must, in exercising its rights and obligations under this Lease, not do anything which may place the Lessor in breach of the Building Management Statement or the PMA.
(e)The Lessee acknowledges and agrees that:
(1)pursuant to the Project Documents, various easements, rights of support, positive covenants, restrictions or other similar encumbrances or affectations registered on title to the Land or on nearby land (each an Affected Encumbrance) will be extinguished, cancelled, released, suspended or varied;
(2)if an Affected Encumbrance is extinguished, cancelled or released then, on and from the date that Affected Encumbrance is extinguished, cancelled or released the Lessee will no longer have the benefit of that Affected Encumbrance;

98722748    page 78

(3)if an Affected Encumbrance is suspended then the Lessee will not have the benefit of that Affected Encumbrance during the relevant suspension period;
(4)if an Affected Encumbrance is varied, then the Lessee accepts, and will comply with the terms of, that Affected Encumbrance, as varied;
(5)the Lessor is not required to obtain the Lessee’s prior consent to any extinguishment, cancellation, release, suspension or variation of an Affected Encumbrance pursuant to a Project Document and the Lessee will execute any consents or other documents to give effect to such extinguishment, cancellation, release, suspension or variation; and
(6)the Lessee must not make claim in respect of, and will not be entitled to terminate this Lease in connection with, any matter contemplated by this clause 12.5(e).
(f)The Lessee may notify the Lessor if the Lessee considers (acting reasonably) that the Lessee's rights under this Lease are not being protected or enforced due to a breach of the Building Management Statement (BMS Breach Notice). The BMS Breach Notice must contain reasonable details of:
(1)the particular rights of the Lessee under this Lease that the Lessee considers are not being protected or enforced; and
(2)the provisions of the Building Management Statement that the Lessee considers are being breached, and the party who is responsible for the breach.
(g)Subject to clause 12.5(h), if the Lessor receives a BMS Breach Notice then the Lessor must use all reasonable endeavours (to the extent necessary) to rectify the breach specified in the BMS Breach Notice, provided that nothing in this clause 12.5(g) requires the Lessor to commence proceedings, subject to the Lessee's rights under clause 3.1.
(h)The Lessor agrees that it must not object to, or take any action against, the Lessee exercising its rights under section 196l of the Conveyancing Act 1919 (NSW) in respect of any breach of the Building Management Statement by a third party which adversely affects the Lessee’s use and enjoyment of the Premises or its rights under this Lease. This clause does not require the Lessor to take action, or omit from taking action, to the extent it would prejudice the Lessor's interests, rights or obligations under the Building Management Statement.
(i)The Lessor must at its cost promptly obtain any mortgagee’s consent to and attend to registration of this Lease.
(j)The Lessee may lodge a caveat (which must be in the form of the Caveat) to protect its interests under this Lease until this Lease is registered, after which the caveat must promptly be removed.
(k)During the period that the Lessee has lodged a caveat on the title to the Land, if requested by the Lessor, the Lessee must promptly provide consent as caveator, in the form of the Consent Letter, to any dealings permitted under this Lease.
(l)The Lessee must promptly remove any caveat on title to the Land registered by the Lessee if:
(1)this Lease is terminated or assigned by the Lessee before the Lease is registered; or
(2)the caveat is not automatically removed from title to the Land upon registration of the Lease.
12.6Dedicated Loading Bay
The Lessor must not grant any rights to any other party to use the Dedicated Loading Bay, or any part thereof, other than to the extent required by Law or a Project Document.

98722748    page 79

12.7Hours during which Lessor may close doors of Building
The Lessor may close or lock:
(a)any entrances of the Building and keep them closed or locked outside the Established Building Hours (subject to clause 3.2); and
(b)any part of the Building in an emergency or due to civil disturbance, demonstration or any other cause which, in the Lessor’s reasonable opinion, may endanger the Building or any person in the Building.
If the Lessor exercises its rights under this clause 12.7, the Lessee is not entitled to terminate or rescind this Lease nor to make any claim for compensation or damages or abatement of rent against the Lessor.
12.8Other works in the Building or on the Land
(a)The Lessee acknowledges that the Lessor (and those claiming through or under it) and the Lessor's Agents may from time to time carry out works in the Building (other than the Premises) including:
(1)repairs and maintenance;
(2)works required in order to comply with any Law, direction, notice, order, requirement or request for which the Lessee is not liable under this Lease;
(3)works which the Lessor (acting reasonably) considers necessary or desirable (including environmental and sustainability initiatives); and
(4)works to develop, fitout, refurbish or renovate any part of the Building (other than the Premises).
(b)Without limiting clause 12.8(a), the Lessor may:
(1)carry out works on the Premises if the works are necessary in order to:
(A)upgrade the plant, equipment, services or facilities in the Building (including without limit any air-conditioning thermostats, ducts and outlets, fire sprinkler heads and piping, security and fire alarm equipment, lighting, central electrical switching arrangement, emergency lighting, exit signs and Base Building Services);
(B)comply with obligations imposed or required by Laws or Requirements of relevant Authorities; and
(C)comply with the Lessor’s obligations under this Lease; and
(2)install, update, vary and replace security measures, devices and equipment in the Building (including in the Common Areas) without the Lessee’s consent (and the Lessee acknowledges that the security measures, devices and equipment referred to this paragraph (2) may include security doors and speed stiles), provided that the Lessor must provide notice to the Lessee of any works to install, update, vary or replace security measures, devices or equipment in the Building which have a material adverse impact on the Lessee’s use of or access to the Premises or the Licensed Areas.
(c)In carrying out any works permitted under clause 12.8(a) or (b):
(1)the Lessor will (where the works relate to the Premises) carry out such works at reasonable times and, if possible, outside the Established Building Hours, on reasonable notice to the Lessee except in the event of an emergency or if the works are for the purpose of rectifying an Air Conditioning Failure, a Lift Failure, an Electrical Failure or a Hydraulic Failure, in which case no notice is required and the works required to mitigate the emergency or rectify the Air Conditioning Failure, Lift Failure, Electrical Failure or Hydraulic Failure can be carried out at any time, provided that:

98722748    page 80

(A)the Lessor must use all reasonable endeavours to give to the Lessee not less than TWO (2) Business Hours’ notice of the need for access to the relevant area; and
(B)in the event of an emergency, the Lessor must, as far as applicable and practicable having regard to the circumstances, comply with the Emergency and Security Action and Communication Plan; and
(2)the Lessor must do all things reasonably required to minimise interference with or disturbance to the Lessee’s use or occupation of the Premises or the Licensed Areas, and must remove resulting rubbish and leave the affected parts of the Premises and the Licensed Areas clean and in good condition.
(d)This clause 12.8 is subject to the Lessee’s rights under clause 3.5 and clauses 3.7 to 3.12 (inclusive), and this clause 12 but otherwise applies despite any other provision of this Lease.
12.9Lessor’s rights of access
(a)Subject to sub-clause (c), the Lessor may only exercise its rights under this clause 12 to enter the Premises where it does so in the company of an employee of the Lessee, who must be made reasonably available by the Lessee for such purpose.
(b)Subject to sub-clause (c), the Lessor’s right to access the Premises under this clause 12 shall be subject to the following requirements:
(1)in having access to the Premises, the Lessor must use reasonable endeavours to cause as little interference to the Lessee’s use and occupation of the Premises and the Lessee’s business as is reasonably possible;
(2)in having access to the Premises, the Lessor must comply with the reasonable safety, security and confidentiality requirements of the Lessee, to the extent practicable in the circumstances; and
(3)the Lessor must not access areas of the Premises which the Lessee notifies to the Lessor from time to time during the Term to be secured areas unless both of the following are satisfied:
(A)    access is required in order to mitigate an emergency situation; and
(B)    access is accompanied by the Lessee to the extent practicable having regarding to the nature of the emergency situation.
(c)Despite clauses 12.9(a) and (b), the Lessor may exercise its rights under this clause 12.9 to enter the Premises without being accompanied by an employee of the Lessee:
(1)if, within a reasonable time after the Lessor’s request, the Lessee does not make an employee available to accompany the Lessor; or
(2)if access is required in order to mitigate an emergency situation where accompanied access is not practicable having regard to the nature of the emergency situation.
(d)Despite any other provision of this Lease:
(1)the Lessor is not required to clean or remove rubbish from the areas of the Premises which the Lessee notifies to the Lessor to be secured areas; and
(2)the Lessor is not liable for a failure to repair or maintain such secured areas (to the extent that it is required to do so under this Lease) unless the Lessor is aware of the requirement for that repair or maintenance and is given such access to the secured areas as the

98722748    page 81

Lessor reasonably requires in order to carry out such maintenance and repair.
(e)In exercising any of its rights of access to the Premises under this clause 12, the Lessor must, as far as applicable and practicable having regard to the circumstances, comply with the Emergency and Security Action and Communication Plan.
(f)This clause 12.9 prevails if there is any inconsistency between it and the other provisions of this clause 12.
(g)This clause 12.9 does not apply where the Lessor is exercising a right of re-entry.

13Assignment, sub-letting, sale of shares etc
13.1General
Except as otherwise stated in this clause 13 (and, in respect of the Licensed Areas, clause 17), during the Term, the Lessee must not assign, sublease, mortgage, charge or otherwise deal with or part with possession of the Premises, the Licensed Areas or this Lease or any estate or interest in this Lease or agree to do any of those things.
13.2Assignment
(a)The Lessee may assign its rights under this Lease if the following provisions of this clause are satisfied:
(1)Lessor’s consent: the Lessor provides consent to the proposed assignment in accordance with this clause 13.2;
(2)Lessee not in default: at the time of applying for consent, and at the date the proposed assignment is effected, the Lessee is not in default under this Lease (of which default the Lessor has given the Lessee notice);
(3)Lessor’s requirements: the Lessee assigns to an assignee who:
(A)is solvent and reputable and capable of performing the Lessee’s obligations under this Lease;
(B)enters into a deed with the Lessor (containing the assignee’s agreement to perform the Lessee’s obligations in this Lease and any Related Agreements); and
(C)is not an Excluded Person;
(4)Security: the Lessee procures the assignee to provide any security reasonably required by the Lessor, in a form acceptable to the Lessor and which may include, in the Lessor's absolute discretion, a Bank Guarantee in accordance with clause 26;
(5)Lessor’s costs: the Lessee pays to the Lessor within TEN (10) Business Days of notice, all the Lessor’s reasonable third party costs and disbursements in relation to the matters referred to in this clause; and
(6)Lessor’s requirements on documentation: the Lessee and assignee and any other party to the transaction comply with the Lessor’s reasonable requirements in relation to drawing, stamping and registering the transaction documentation.

98722748    page 82

(b)In assessing any request from the Lessee for the Lessor’s consent to an assignment of this Lease, the Lessor must:
(1)not unreasonably withhold or delay its consent, provided the conditions under clauses 13.2(a)(2)-(6) (inclusive) are satisfied; and
(2)notify the Lessee of its consent or withholding of consent under this clause within TEN (10) Business Days after receiving from the Lessee its request for consent and all information reasonably required by the Lessor in order to determine whether to grant its consent to the request. If the Lessor does not notify the Lessee that it either consents or does not consent to the proposed assignment within the timeframe set out above, then the Lessor will be deemed to have withheld its consent to the proposed assignment.
(c)If:
(1)the Lessor consents to a proposed assignment of this Lease in accordance with this clause 13.2;
(2)the Lessee satisfies the requirements under clauses 13.2(a)(2) to 13.2(a)(6) (inclusive); and
(3)the assignee is of Sufficient Financial Standing,
then, with effect from the date of assignment, the Lessor releases the assigning Lessee and the Guarantor from their respective obligations under this Lease and the guarantee and indemnity in clause 25 arising following the date of the assignment. This release does not extend to any subsisting claims the Lessor may have against the outgoing Lessee or the Guarantor.
(d)Despite clause 13.2(c), the assigning Lessee and the Guarantor are not released from their respective obligations under this Lease and the guarantee and indemnity in clause 25 following an assignment where the assignment is effected at any time during the first five (5) years of the Term.
(e)With effect from the date of assignment, the Lessee releases the Lessor from its obligations under this Lease arising following the date of assignment. This release does not extend to any subsisting claims the outgoing Lessee may have against the Lessor.
13.3Dealing with Lease to Related Body Corporate
(a)Despite clause 13.1, the Lessee may, without complying with clause 13.2, assign this Lease to a Related Body Corporate, provided that:
(1)the proposed Related Body Corporate assignee is not an Excluded Person; and
(2)the Lessee first complies with the requirements set out in clause 13.3(b).
(b)Despite clause 13.3(a), in respect of any assignment of this Lease referred to in that clause 13.1, the Lessee must satisfy the following requirements prior to or on the proposed date of assignment:
(1)Lessee not in default: at the date the proposed assignment is effected, the Lessee is not in default under this Lease (of which default the Lessor has given the Lessee notice);
(2)Deed of covenant: the assignee must enter into a deed with the Lessor in the form the Lessor reasonably requires (containing the assignee’s agreement to perform the Lessee’s obligations in this Lease and any Related Agreements);
(3)Lessor’s costs: the Lessee pays to the Lessor within TEN (10) Business Days of notice, all the Lessor’s reasonable third party costs and disbursements in relation to the matters referred to in this clause; and

98722748    page 83

(4)Lessor’s requirements on documentation: the Lessee and assignee and any other party to the transaction comply with the Lessor’s reasonable requirements in relation to drawing, stamping and registering the transaction documentation.
(c)If:
(1)the Lessee satisfies the requirements under clause 13.3(b); and
(2)the assignee is of Sufficient Financial Standing,
then, with effect from the date of assignment, the Lessor releases the assigning Lessee and the Guarantor from their respective obligations under this Lease and the guarantee and indemnity in clause 25 arising following the date of assignment. This release does not extend to any subsisting claims the Lessor may have against the outgoing Lessee or the Guarantor.
(d)With effect from the date of assignment, the Lessee releases the Lessor from its obligations under this Lease arising following the date of assignment. This release does not extend to any subsisting claims the outgoing Lessee may have against the Lessor.
(e)The Lessor must act reasonably when exercising any of its rights under this clause 13.3.
(f)This clause only applies whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease.
13.4Change in control of Lessee: company
(a)If:
(1)the Lessee is a company which is not listed on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)); and
(2)there is a proposed change in the shareholding of the Lessee or its holding company (excluding any change in securities listed, on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)) so that a different person or group of persons will control the composition of the board of directors or more than 50% of the shares giving a right to vote at general meetings, then clause 13.2 (excluding clause 13.2(a)(3)(B)) applies and that proposed change in shareholding is treated as a proposed transfer of this Lease and the person or group of persons acquiring the shares is treated as the proposed assignee.
(b)Despite clause 13.4(a), whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease, the Lessee may effect a change in control in relation to the Lessee or its holding company, provided:
(1)the Lessee provides prior written notice of the change in shareholding event to the Lessor; and
(2)the person (or group of persons) acquiring the shares is a member of the Atlassian Group.
13.5Change in control of Lessee: unit trust
If:
(a)the Lessee is the trustee of a unit trust which is not listed on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)); and

98722748    page 84

(b)there is a proposed change in the ownership of units in the unit trust or its holding company or holding trust (excluding any change in securities listed, on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)) so that a different person or group of persons from that existing at the date on which the Lessee acquired its interest in this Lease will effectively control the unit trust, then clause 13.2 (excluding clause 13.2(a)(3)(B)) applies and that proposed change in unitholding is treated as a proposed transfer of this Lease and the person or group of persons acquiring the units is treated as the proposed new assignee.
13.6Subletting or licensing
(a)The Lessee may without the consent of the Lessor grant a sub-lease or licence to any entity provided that the Lessee and the sub-lessee or licensee (as applicable) comply with clause 13.6(b).
(b)The following provisions are the provisions referred to in clause 13.6(a):
(1)the Lessee gives the Lessor not less than one month's prior notice of its intention to grant the sublease or licence, together with:
(A)details of the proposed parties to the sublease or licence;
(B)details of the part of the Premises to be subleased or licensed (as applicable); and
(C)details of the proposed term of the sublease or licence;
(2)the permitted use under the sub-lease or licence is consistent with the Permitted Use, all approvals from Authorities and the Law;
(3)the sublessee or licensee is not an Excluded Person; and
(4)the sublease or licence expires on the earlier of:
(A)the date specified in the sublease or licence;
(B)the day before the Termination Date; and
(C)the date of any sooner determination of this Lease.
(c)Despite clause 13.6(b), the Lessee may, in connection with a grant of a sub-lease or licence under this clause 13.6 for a Habitat or the Mezzanine, at its cost apply for a material change of use to Building Classification Class 9B for one or more of the Habitats or the Mezzanine (as applicable) the subject of the sublease or licence, provided that such change of use does not materially adversely impact the Building’s sustainability ratings. If the Lessee obtains Authority approval to change the use of one or more Habitats or the Mezzanine (as applicable) the subject of the sublease or licence to Building Classification Class 9B, then:
(1)the Lessee will be responsible at its cost and risk, for undertaking any works required to meet the requirements for that classification over and above the requirements of an office building. In carrying out such works, the Lessee must comply with all relevant provisions of this Lease; and
(2)at the end, or earlier determination, of this Lease, the Lessee must:
(A)remove and make good those works and comply with the requirements set out in clauses 14.5(d) and 14.5(f) (and all other relevant provisions of this Lease governing the performance of make good works) when doing so; and
(B)in respect of each Habitat or the Mezzanine (as applicable) which is classed as Building Classification Class 9B pursuant to the regime set out in this sub-clause (c):
(i)do all things required to reinstate that Habitat's, or the Mezzanine's, Building Code of Australia classification to its classification immediately prior

98722748    page 85

to the change to Building Classification Class 9B; and
(ii)undertake any works required to meet the requirements for that classification. In carrying out such works, the Lessee must comply with all relevant provisions of this Lease.
(d)The Lessee’s rights under clause 13.6(c) apply only while the Lessee leases at least SIX (6) Habitats in the Building.
(e)Notwithstanding this clause 13.6, the Lessee is not released from any of its obligations contained in this Lease and the Lessee will be responsible for all acts, omissions, defaults, negligence or misconduct of any sublessee or licensee of the Lessee and its employees, agents, contractors, consultants and invitees, while in the Building.
13.7Sharing occupation
(a)Despite any other provision of this Lease, the Lessor acknowledges and agrees that the Lessee may share occupation of parts of the Premises with start-up companies designated by the Lessee (provided that such start-up companies do not constitute Excluded Persons) (Start-Up Occupant) without the prior consent of the Lessor.
(b)The Lessee must, prior to the commencement of any such occupation sharing arrangement, notify the Lessor:
(1)that it proposes to commence an occupation sharing arrangement;
(2)identify the proposed Start-Up Occupant; and
(3)identify those parts of the Premises which the Start-Up Occupant will occupy pursuant to the proposed occupation sharing arrangement.
(c)Notwithstanding clause 13.7(a), the Lessee is not released from any of its obligations contained in this Lease and the Lessee will be responsible for all acts, omissions, defaults, neglect or misconduct of the Start-Up Occupant and its employees, agents, contractors, consultants and invitees, while in the Building.
13.8Securities
(a)The Lessee must not:
(1)create or allow to exist a Security over the Lessee's interest in this Lease; or
(2)create or allow to exist a Security over the Lessee's Equipment or the Fitout Equipment, without the Lessor's written approval (which must not be unreasonably withheld or delayed, but which may be subject to reasonable conditions). If the Lessor approves a request for consent made by the Lessee pursuant to this clause 13.8(a), then the Lessor will enter into any documents reasonably required by the relevant security holder (subject to such documents being on terms acceptable to the Lessor, acting reasonably).
(b)Notwithstanding clause 13.8(a), the Lessee may, without having to obtain the Lessor's prior written approval, enter into a general security agreement over the Lessee's assets but, in respect of any mortgage over this Lease proposed to be granted by the Lessee to the security holder in connection with the general security agreement, clause 13.8(a) will apply.
13.9Transfer by Lessor
(a)If the Lessor proposes to transfer or grant a concurrent lease in respect of its interest in the Land or the Building to another party (Transferee), the

98722748    page 86

transferring Lessor must on or prior to completion of that transfer or grant of concurrent lease (as applicable), procure from the Transferee a deed poll in favour of the Lessee under which the Transferee agrees to comply with this Lease as if it had been named in this Lease as Lessor.
(b)If requested by the Lessor, the Lessee must at the Lessor’s cost sign any documents that the Transferee reasonably requires (in a form to be agreed between the Transferee and the Lessee, acting reasonably) to give it a direct contractual relationship with the Lessee.
(c)If the Lessor transfers its interest in the Land or the Building or grants a concurrent lease to another party, then:
(1)the Lessee releases the Lessor from all of its obligations under this Lease arising following the date of the transfer or grant of the concurrent lease; and
(2)the Lessor releases the Lessee and the Guarantor from their respective obligations under this Lease and the guarantee and indemnity in clause 25 arising following the date of the transfer or the grant of the concurrent lease.
This release does not extend to any subsisting claims a party may have against another party arising prior to the date of the transfer or the grant of the concurrent lease.

14Termination and Yielding Up of Premises
14.1Effect of destruction or damage
Clauses 14.2 and 14.3 only apply if the whole or any part of the Building is destroyed or damaged (a Destruction Event) so as to render the Premises or Licensed Areas substantially inaccessible or substantially unfit for the Lessee’s use and occupation for the Permitted Use and:
(a)the damage or destruction has not been caused (in whole or in part) by:
(1)the Lessee’s Act or Omission; or
(2)any works carried out by or on behalf of the Lessee; and
(b)the Lessor's policies of insurance for the Building have not been vitiated, or payment of the policy money refused, due to a Lessee's Act or Omission.
14.2Abatement on damage or destruction
(a)Where the Premises are:
(1)damaged so that they are totally unfit for use by the Lessee for the Permitted Use or totally inaccessible, the Lessee is not liable to pay the Base Rent, Cleaning Charge and Lessee’s Proportion of Outgoings payable under this Lease; or
(2)still useable or accessible but the useability or accessibility is diminished because of the damage, the Lessee's liability to pay the Base Rent, Cleaning Charge and Lessee’s Proportion of Outgoings payable under this Lease is reduced in proportion to the reduction in useability.
(b)Where a Licensed Area is:

98722748    page 87

(1)damaged so that it is totally unfit for use by the Lessee for the use prescribed by this Lease, or is totally inaccessible, the Lessee is not liable to pay any Licence Fee (if any) for that Licensed Area; or
(2)still useable or accessible but the useability or accessibility of the relevant Licensed Area is diminished because of the damage, the Lessee's liability to pay the Licence Fee (if any) for that Licensed Area is reduced in proportion to the reduction in useability.
(c)An abatement pursuant to clause 14.2(a) or 14.2(b) will:
(1)commence on the date of the relevant damage or destruction event; and
(2)end on the earlier of:
(A)the date the Lessor completes the relevant reinstatement works or the Premises and/or Licensed Areas (as applicable) are otherwise available for use, and are accessible by, the Lessee; and
(B)the date this Lease is terminated.
(d)Any dispute under this clause 14.2 as to the amount by which the Base Rent, Cleaning Charge, Licence Fee and/or Lessee’s Proportion of Outgoings payable under this Lease will reduce (or the period during which such amounts will reduce) will, subject to the Lessor and the Lessee first complying with clause 1.18, be determined by an expert. The expert must be a full member of the API with appropriate experience, jointly appointed by the Lessor and the Lessee at the request of either party. If the Lessor and the Lessee cannot agree on the identify of and appoint the independent expert within TEN (10) Business Days of a party notifying the other party of the dispute, then either party may request that the President of the API nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(e)Until the dispute is determined, the Lessee must pay the Base Rent, Cleaning Charge, Licence Fees and Lessee’s Proportion of Outgoings in accordance with this Lease. Within TEN (10) Business Days after the expert notifying the Lessor and the Lessee of his or her determination, any necessary adjustment must be made between the Lessee and the Lessor.
14.3Termination on damage or destruction
(a)Within FOUR (4) months after the occurrence of a Destruction Event, the Lessor must give notice to the Lessee setting out the Lessor’s estimate of the works required to reinstate the Building, including the time frame to effect such reinstatement (Lessor’s Estimate). The Lessor’s Estimate must be prepared by the Lessor acting in good faith and supported by a legitimate assessment from a suitably qualified independent expert.
(b)Within TWO (2) months after the date of receiving a Lessor’s Estimate, the Lessee may give to the Lessor a notice:
(1)requiring the Lessor to reinstate the Building (or part thereof, as applicable), at the Lessor’s cost (Lessee Reinstatement Notice); or
(2)if the Lessor’s Estimate confirms that the estimated time frame to effect the works required to reinstate the Building exceeds EIGHTEEN (18) months after the occurrence of the Destruction Event, terminate this Lease by notice to the Lessor, in which case the Lessee, the Lessor and the Guarantor are on the date of termination released from all obligations under this Lease, except with respect to any pre-existing breach.
(c)If the Lessee gives to the Lessor a Lessee Reinstatement Notice, then:

98722748    page 88

(1)the Lessor must reinstate the Building. In this regard, the Lessor and the Lessee acknowledge and agree that the Lessor will not be required to reinstate any Fitout Equipment or Lessee's Equipment; and
(2)clause 14.2 will apply until such time as the Lessor completes the relevant reinstatement works or the Premises and Licensed Areas are otherwise available for use, and are accessible by, the Lessee.
(d)If the Lessee does not give a Lessee Reinstatement Notice, then:
(1)the Lessee will not be entitled to require the Lessor to reinstate the Building (or part thereof, as applicable) (but the Lessor may, in its absolute discretion, nonetheless elect to do so); and
(2)if, in the Lessor's opinion, the damage to the Building is such that it is impractical or undesirable to reinstate the Building, then the Lessor may terminate this Lease by ONE (1) month's notice to the Lessee. At the expiration of that notice this Lease will end.
(e)The Lessee may terminate this Lease by notice to the Lessor if:
(1)the Destruction Event materially adversely affects the useability of:
(A)where Habitat 8 and the Lessee's main production kitchens in the Premises are damaged, 60% or more of the Lettable Area of the Premises; or
(B)where Habitat 8 and the Lessee's main production kitchens in the Premises are not damaged, 80% or more of the Lettable Area of Premises; and
(2)the Lessee has given to the Lessor a Reinstatement Notice but, subject to the balance of this clause, the Lessor has failed to comply with such notice within a reasonable period:
(A)agreed between the parties; or
(B)where the parties are unable to agree the period within ONE (1) month after the Lessee gives to the Lessor the Lessee's Reinstatement Notice, determined by an independent expert appointed at the request of either party failing agreement,
(Date for Reinstatement). If the reinstatement is delayed due to a Force Majeure Event or as a result of a Lessee's Act or Omission (Delay Event) then the Date for Reinstatement will be extended by a period agreed between the parties (acting in good faith having regard to the nature of the Delay Event) or, failing agreement within a reasonable time, as determined by an independent expert appointed at the request of either party (subject to the Lessor and the Lessee first complying with clause 1.18).
(f)If:
(1)the Lessor elects to reinstate the Building (or part thereof, as applicable) or the Lessee gives to the Lessor a Reinstatement Notice; and
(2)there is a shortfall between the cost to reinstate the Building (or part thereof, as applicable) and the available proceeds from the Lessor's insurance for the Building that the Lessor is required to effect and maintain under clause 11.4(a)(1) (Shortfall), then the Lessee must reimburse the Lessor on demand for the Shortfall where (and only to the extent) the Shortfall is due to the Lessor's insurance for the Building that it is required to effect and maintain under clause 11.4(a)(1) being reduced, invalidated or vitiated by a Lessee's Act or Omission.
(g)No Liability attaches to any party as a result of a termination of this Lease under this clause, but the termination does not prejudice the Lessor’s and the Lessee’s rights in respect of any prior breach or matter.

98722748    page 89

14.4Resumption
(a)The Lessor or the Lessee may terminate this Lease by notice to the other if the Land and the Building is resumed or compulsorily acquired by any Authority.
(b)A termination by either the Lessor or the Lessee under this clause 14.4 does not prejudice either the Lessor or the Lessee’s rights against the resuming Authority for compensation.
14.5Removal of Lessee’s Equipment & Signage
(a)Right to remove: Subject to clause 14.5(c), the Lessee may (but is not obliged to) at any time prior to the expiration or surrender of this Lease (or within TWENTY (20) Business Days after any sooner termination of this Lease) remove from the Building all of the Lessee’s Equipment.
(b)Right to remove signage: The Lessee may (but is not obliged to) at any time prior to the expiration of this Lease (or within TWENTY (20) Business Days of sooner determination of this Lease or the day on which the Lessee does not lease at least fifty percent (50%) of the Lettable Area of the Commercial Tower) remove from the Building and the Land any or all of the signage installed by the Lessee.
(c)External Landscaped Areas Fitout: At the expiration, surrender or termination of this Lease:
(1)the Lessee must not remove any of the External Landscaped Areas Fitout from the External Landscaped Areas (Non Occupiable); and
(2)clause 14.6 will apply to the External Landscaped Areas Fitout which constitutes Lessee's Equipment.
(d)Conditions applying to removal: If the Lessee elects to remove any of the Lessee’s Equipment or signage then, in such removal, the Lessee must:
(1)do no damage to the Building (or immediately make good to the Lessor’s satisfaction any damage caused in removing the Lessee’s Equipment and/or signage);
(2)take proper steps to prevent damage and excess wear to all relevant floors, floor coverings and Base Building surfaces in the Building;
(3)remove all rubbish and leave the parts of the Building used in removing the Lessee’s Equipment and/or signage clean and tidy; and
(4)comply with the Lessor’s then usual reasonable conditions in respect of the removal, being the conditions about removal contained in the Fitout Guide.
(e)Lessee to submit details of removal work: The Lessee must submit details of the proposed removal works for the Lessor’s approval not less than TWO (2) months before the date in Item 6 or, in circumstances where the Lease is terminated earlier, as soon as reasonably practicable following that termination.
(f)Conditions applying to Lessee’s entry if Lease determined: The Lessee and the Lessee’s Agents may only enter the Premises and the Licensed Areas after the expiration or sooner determination of this Lease to comply with this clause. Entry may only be effected during Established Building Hours (or such other hours agreed by the Lessor), with the Lessor’s prior consent and on the basis that clause 11 and clause 14.5(d) apply and that the policies in clause 11.1(a) are current. The Lessee must pay to the Lessor a licence fee equal to the sum of the Base Rent, the Lessee's Proportion of Outgoings, the Cleaning Charge and any other periodic amounts payable under this Lease, calculated on a daily basis, until such Lessee’s Equipment and/or signage is removed and the Lessee has complied with its obligations under this clause 14.5 in effecting such removal.
(g)Nothing in this clause 14.5 imposes any obligation on the Lessee to make good any damage caused by fair wear and tear, explosion, earthquake, aircraft or

98722748    page 90

other aerial device, civil commotion, fire, flood, lightning, riot, storm, tempest, act of God or war or other similar disabling cause beyond the reasonable control of the Lessee.
14.6Lessee’s Equipment not removed
(a)If the Lessee does not remove and carry away the Lessee’s Equipment or signage in accordance with clause 14.5, then (subject to clause 14.8(a)) the interest of the Lessee in the Lessee’s Equipment and signage not removed immediately passes to the Lessor.
(b)Where the Lessee’s interest in any Lessee’s Equipment and signage has passed to the Lessor, the Lessor may leave the Lessee’s Equipment and signage on the Premises and the Licensed Areas or remove and dispose of the equipment and/or signage in any way the Lessor thinks fit.
(c)The Lessee:
(1)must ensure that any Security created over any Lessee's Equipment and/or signage that the Lessee does not remove from the Premises or the Licensed Areas (as applicable) is discharged on or prior to the Termination Date (or, where the Lease is terminated early, within TWENTY (20) Business Days of that early termination); and
(2)indemnifies the Lessor against any Liabilities suffered or incurred by the Lessor in respect of or to the extent arising out of any claims made by a third party claiming ownership of or an interest in the Lessee’s Equipment and signage not removed by the Lessee.
14.7Lessee to return Premises and Licensed Areas to Lessor clean and tidy
(a)The Lessee must immediately on the expiration or sooner determination of this Lease deliver back possession of the Premises and the Licensed Areas to the Lessor clean, neat and tidy and free from rubbish.
(b)For the avoidance of doubt, other than as set out in clauses 9.1(c), 14.7(a) and 16.2(d), the Lessee is not required to remove its property or make good any part of the Premises or the Licensed Areas, including that the Lessee is not required to remove or replace any carpets or remove or reinstate any works done during the Term (including any inter-tenancy stairs), and is not required to rectify or make good any internal stairs or voids.
14.8Application of clauses 14.5 to 14.7
(a)If the Lessee has entered into or is legally entitled to a lease of the whole of the Premises for a Further Term after the expiration of this Lease, then clauses 14.5 to 14.7 (inclusive) do not apply to the extent that they relate to rights of the Lessor or obligations of the Lessee at or about the expiration of this Lease.
(b)Clauses 14.5 to 14.7 (inclusive) do not apply to any Lessee’s Equipment or signage transferred by the Lessee (with the Lessor’s prior approval) to a person who has entered into an agreement for lease or lease of the Premises with the Lessor or to some recognised financial institution allowing its use by a subsequent occupier of the Premises.
(c)Without limiting the continuing effect of any other provisions, clauses 14.5 to 14.7 (inclusive) continue to operate if this Lease expires or is terminated.
14.9Holding over
(a)Subject to clause 14.9(b) and provided that the Lessor is not required to grant the Lessee a lease of the Premises for a Further Term under clause 19, the Lessee must vacate the Premises and the Licensed Areas by the date in Item 6.
(b)Provided that the Lessee has not exercised its option to renew in accordance with clause 19, the Lessee may, with the Lessor's prior approval, continue to

98722748    page 91

occupy all or part of the Premises and the Licensed Areas beyond the date in Item 6. The occupation is:
(1)for a fixed term of THREE (3) months (the Period) and then from Period to Period;
(2)on the provisions of this Lease (so far as applicable); and
(3)at a monthly rent which is a monthly proportion of the sum of the Base Rent current on the date in Item 6 increased by 4%, the Licence Fees current on the date in Item 6 increased by 4%, the Lessee’s Proportion of Outgoings, the Cleaning Charge and any other periodic amounts payable under this Lease.
(c)Without limiting clause 15.2, the tenancy in clause 14.9(b) is determinable at any time by the Lessor or by the Lessee by one Period’s notice expiring on any day.

15Default and re-entry
15.1Lessor’s right to remedy defaults
(a)If the Lessee fails to pay, do or effect anything in accordance with this Lease or with any consent or approval of the Lessor, the Lessor may (after reasonable notice to the Lessee specifying the default, except in an emergency, when no notice is required) pay, do or effect the thing as if it were the Lessee and at the Lessee’s reasonable cost. This clause does not affect the Lessor’s other rights and remedies.
(b)The Lessor may enter and remain on the Premises and the Licensed Areas to do or effect anything referred to in clause 15.1(a) and the Lessee must pay to the Lessor the Lessor’s costs and expenses so incurred or paid.
15.2Default or breach by Lessee - re-entry
The Lessor may terminate this Lease by giving the Lessee notice or by re-entry or other actions if the Lessee:
(a)repudiates its obligations under this Lease;
(b)has not paid any Base Rent or Licence Fee payable to the Lessor under this Lease for TEN (10) Business Days after its due date (after having received notice from the Lessor);
(c)does not comply with an essential term within a reasonable time after the Lessor gives the Lessee notice to comply; or
(d)the Lessee or Guarantor becomes Insolvent.
15.3Essential terms
(a)Each obligation of the Lessee to pay money, to comply with its obligations under clauses 11 (Insurance, risk and indemnity), 9.1 (Permitted Use), 10 (Lessee’s Obligations – Premises and Equipment), 13 (Assignment, sub-letting, sale of shares etc.), to maintain the guarantee and indemnity provided by the Guarantor under clause 25 (Guarantee) and to comply with clause 26 (Bank Guarantee) are essential terms of this Lease.
(b)Other obligations under this Lease may also be or be expressed to be essential terms.

98722748    page 92

15.4Recovery of money
(a)If this Lease is terminated pursuant to clause 15.2, without limiting its other rights under this Lease or at law, the Lessor may in its discretion recover from the Lessee:
(1)all arrears of money payable by the Lessee, calculated in each case to that date of termination;
(2)all money which would have been payable by the Lessee under this Lease for the period of the Term remaining after termination of this Lease had it been fully performed by the Lessee and after deducting the amount of any Incentive repayable by the Lessee under clause 15.6;
(3)all costs incurred by the Lessor in rectifying any breaches by the Lessee of this Lease;
(4)all costs incurred by the Lessor in recovering any money or enforcing any security available to the Lessor;
(5)all costs incurred by the Lessor for legal fees and expenses, marketing, agency fees and to make good (but only to the standard required to be performed by the Lessee in accordance with this Lease); and
(6)the repayment of any part of the Incentive Amount calculated in accordance with clause 15.6, including, where applicable, interest on those amounts, calculated in accordance with clause 8 but excluding Consequential Loss. The Lessor must take reasonable steps to mitigate its loss in connection with termination of this Lease following default by the Lessee.
(b)The Lessor's entitlement to recover costs and damages from the Lessee or any other person is not limited or affected if:
(1)the Lessee abandons or vacates the Premises;
(2)the Lessor elects to re-enter the Premises or terminate this Lease;
(3)the Lessor accepts the Lessee's repudiation; or
(4)a party's conduct (or that of any of their employees or agents) constitutes or may constitute a surrender by operation of law.
15.5No waiver
(a)Failure to exercise, delayed exercise or partial exercise of any available remedy or right does not waive any breach by a party.
(b)Waiver of a particular breach is not a waiver of any other breach.
(c)Demand or acceptance by the Lessor of money payable under this Lease after the Lessee’s breach does not prejudice any other right or remedy of the Lessor.
(d)No waiver is effective unless it is in writing.
15.6Repayment of incentive Amount
If the Lessor terminates this Lease pursuant to clauses 15.2 or 29, the Lessee must repay to the Lessor within SEVEN (7) days after the date of termination of this Lease a proportion of the Incentive Amount paid or allowed to the Lessee under the Agreement for Lease calculated in accordance with the following formula:
R = I x (TR / T)
where:
R =     the amount of the Incentive Amount to be repaid by the Lessee

98722748    page 93

I =     the amount of the Incentive Amount actually provided to the Lessee in respect of this Lease (excluding any part of the incentive provided as a rent reduction or abatement)
TR =     the number of months (to the nearest whole month) of the unexpired portion of the Term at the date of termination of this Lease
T =     the number of months in the Term

16Risers
16.1Lessor to make available
The Lessor must make available for unlimited use by the Lessee any communications risers extending from the ground level of the Building to the roof of the Building where such risers have been available but unused by any other occupier of the Building for a continuous period of twenty-four (24) months following the date in Item 5 (Available Risers).
16.2Terms of use
(a)The Lessee:
(1)uses the Available Risers at its own cost and risk;
(2)must only use the Available Risers for the purposes of passing and running telecommunications cabling and wires to and from the Premises;
(3)must ensure that the installation of any telecommunications cabling and/or wires in the Available Risers does not interfere with the services for the Building; and
(4)is not required to pay any rent or licence fee in respect of the licence of the Available Risers.
(b)Subject always to the Lessor’s reasonable access control procedures and the balance of this clause 16, the Lessor must ensure that, promptly following receipt of a request from the Lessee, the Lessee and/or its telecommunications provider has reasonable access to the Available Risers for the installation, maintenance, removal and use of the telecommunications cabling and telecommunications equipment contemplated under this clause 16.
(c)The Lessee must not without the prior approval of the Lessor and all relevant Authorities make alterations or additions in or to the Available Risers. The Lessee must comply with clause 10.2 (with the necessary changes being made) in respect of any works carried out by Lessee or its telecommunications provider in the risers referred to in this clause.
(d)Upon being given not less than 6 months’ notice by the Lessor, the Lessee must:
(1)remove from the Available Risers any cabling installed by the Lessee and/or its telecommunications provider (as applicable) and any Lessee’s Equipment installed in the risers (if applicable);
(2)make good any damage caused by the installation, use or removal of such cabling and/or Lessee's Equipment; and
(3)yield up the Available Risers to the Lessor.

98722748    page 94

16.3Rights under this part
(a)Despite any other provision of this clause 16 the Lessee’s rights and the Lessor’s obligations under this clause 16 are subject to:
(1)any obligations imposed or required by Law or otherwise compulsorily granted, imposed or required; and
(2)the obligations of the Lessor and the Developer under the following provisions of the following Project Documents:
(A)[insert]
[Drafting Note: to be completed pursuant to the Agreement for Lease.]
(b)The rights in contract granted to the Lessee under this clause 16:
(1)do not grant the Lessee any proprietary interest in the Available Risers;
(2)are automatically assigned to an assignee of this Lease; and
(3)immediately terminate on expiry or sooner determination of this Lease.

17Licensed Areas
17.1Dedicated Facilities Area
(a)The Lessor grants and the Lessee takes a licence during the Term to use the Dedicated Facilities Area in accordance with this clause 17.1 and the terms of this Lease (to the extent those terms expressly apply to the use of the Dedicated Facilities Area). Subject to clause 17.1(c), the Lessor must not grant any rights to use any part of the Dedicated Facilities Area to any other person.
(b)The Lessee must:
(1)only use the Dedicated Facilities Area as end of trip facilities for the dedicated use of the Lessee and its employees only; and
(2)not use the Dedicated Facilities Area for any other commercial, retail or other purpose.
(c)If the Lessee ceases to be the tenant of all commercial office space within the Building, then:
(1)subject to clause 17.1(c)(2), the Lessee’s rights under this clause 17.1 will be in common with other tenants of commercial office space in the Building and the Dedicated Facilities Area will be shared between the Lessee and each other tenant; and
(2)the lockers in the Dedicated Facilities Area will be shared between the Lessee and each other tenant based on the area that the net lettable area of each premises bears to the Lettable Area of the Commercial Tower.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the Dedicated Facilities Area or any part of it.
(e)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Dedicated Facilities Area; and

98722748    page 95

(2)ensuring that the conduct of the use Dedicated Facilities Area does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(f)Subject to the Lessor's rights under this Lease (including its right to access the Dedicated Facilities Area under clause 12.4) and clause 17.1(c), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the Dedicated Facilities Area.
(g)The licence under this clause 17.1:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Dedicated Facilities Area;
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease.
17.2Atlassian Lobby Area
(a)The Lessor grants and the Lessee takes a licence to use during the Term the Atlassian Lobby Area in accordance with this clause 17.2 and the terms of this Lease (to the extent those terms expressly apply to the use of the Atlassian Lobby Area). Subject to clause 17.2(c), the Lessor must not grant any rights to use any part of the Atlassian Lobby Area to any other person.
(b)The Lessee agrees that the Atlassian Lobby Area must only be used for the purpose of concierge desk and other associated uses.
(c)If during a Further Term the Lessee ceases to be the lessee of all commercial office space within the Building, the licence under this clause 17.2 will no longer be exclusive to the Lessee and will convert to a non-exclusive licence over the part of the Atlassian Lobby Area as agreed between the Lessor and the Lessee but apportioned based on the area that the net lettable area of the premises under the Further Lease (calculated using the method of measurement set out in the definition of Lettable Area of the Premises) bears to the Lettable Area of the Commercial Tower. The Lessee is not required to pay any rent or licence fee in respect of the licence of the Atlassian Lobby Area or any part of it.
(d)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Atlassian Lobby Area; and
(2)ensuring that the conduct of the use of the Atlassian Lobby Area does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(e)Subject to the Lessor's rights under this Lease (including its right to access the Atlassian Lobby Area under clause 12.4) and clause 17.2(c), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the Atlassian Lobby Area.
(f)The licence under this clause 17.2:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Atlassian Lobby Area;
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease or on the date that the Lessee ceases to occupy 15,000 square metres or more of the Lettable Area of the Commercial Tower.
17.3Basement Storage Area
(a)The Lessor grants and the Lessee takes a non-exclusive licence to use the Basement Storage Area in accordance with this clause 17.3 and the terms of this Lease (to the extent those terms expressly apply to the use of the

98722748    page 96

Basement Storage Area). The Lessor must not grant any rights to use any part of the Basement Storage Area to any other person except for YHA who may be granted rights to the Basement Storage Area in accordance with its rights under the YHA Arrangements.
(b)The Lessee must:
(1)only use the Basement Storage Area for storage; and
(2)not use the Basement Storage Area for any other commercial, retail or other purpose.
(c)If the Lessee ceases to be the lessee of all commercial office space within the Building, then the Basement Storage Area will be apportioned between the Lessee and each other tenant as agreed between the Lessor and the Lessee but based on the area that the net lettable area of each premises bears to the Lettable Area of the Building.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the Basement Storage Area or any part of it.
(e)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Basement Storage Area; and
(2)ensuring that the conduct of the use of the Basement Storage Area does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(f)The licence under this clause 17.3:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Basement Storage Area;
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease.
17.4Basement Storage Area right of first refusal
(a)This clause 17.4 only applies whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease. The Lessee's rights under this clause 17.4 are in common with any right of first refusal in respect of the Basement Storage First Refusal Areas granted to Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 under each Other Lease.
(b)This clause 17.4 applies if at any time during the Term:
(1)the Lessor becomes reasonably aware of any basement storage areas in that part of the Building shown on the Basement Storage First Refusal Area Plan becoming available for licence and the relevant basement storage area is not subject to any binding option or right of extension granted to an existing tenant, licensee or occupant of the relevant area (Basement Storage First Refusal Area); and
(2)if at the time of the Lessor becoming aware under clause 17.4(b)(1) the Lessee is not in default under this Lease (of which a default notice has been provided by the Lessor to the Lessee).
(c)The parties agree that this clause 17.4:
(1)can apply any number of times during the Term;
(2)does not preclude the Lessor making an offer to a third party in respect of the Basement Storage First Refusal Area which is subject to the Lessee not exercising the Lessee's rights under this clause; and

98722748    page 97

(3)does not apply to any part of the Basement Storage First Refusal Area which has been previously licensed by the Lessee if that licence was surrendered or terminated.
(d)On each occasion that this clause 17.4 applies, the Lessor must offer the Lessee a licence of the relevant Basement Storage First Refusal Area on the same terms and conditions as the terms set out in clause 17.3 and the terms of this Lease (to the extent applicable to the Licensed Areas) except that:
(1)Licence Fee: if the Lessor incurs costs (which must be properly incurred) in creating the Basement Storage First Refusal Area and making it available for use by the Lessee, the Lessor’s Offer for Basement Storage may include a licence fee equal to the costs properly incurred by the Lessor to create the Basement Storage First Refusal Area which shall be payable to the Lessor as a single lump sum payment in advance on the date of commencement of the licence for the Basement Storage First Refusal Area; and
(2)Commencement date: the Lessor’s Offer for Basement Storage must state the proposed date of commencement of the licence for the Basement Storage First Refusal Area which must be no earlier than 2 months after and no later than 4 months after the date of service of the Lessor’s Offer for Basement Storage,
(Lessor’s Offer for Basement Storage).
(e)After service of the Lessor’s Offer for Basement Storage, the Lessee must give notice to the Lessor stating one of the following:
(1)the Lessee rejects the Lessor’s Offer for Basement Storage (if the Lessee does not wish to take a licence of the Basement Storage First Refusal Area); or
(2)the Lessee accepts the Lessor’s Offer for Basement Storage (if the Lessee wishes to take a licence of the Basement Storage First Refusal Area on the terms as set out in the Lessor's Offer for Basement Storage); or
(3)the Lessee requires the Lessor to promptly negotiate with the Lessee in relation to the terms of the licence of the Basement Storage First Refusal Area (both parties acting reasonably and in good faith) (Lessee's Negotiation Notice for Basement Storage).
(f)If:
(1)the Lessee rejects the Lessor’s Offer for Basement Storage;
(2)the Lessee does not give to the Lessor notice in writing accepting the Lessor’s Offer for Basement Storage within TEN (10) Business Days after service of the Lessor’s Offer for Basement Storage; or
(3)the Lessee gives to the Lessor a Lessee's Negotiation Notice for Basement Storage and the Lessee does not accept the Lessor's Offer for Basement Storage (with any relevant amendments agreed between the parties) within TEN (10) Business Days after service of the Lessee's Negotiation Notice for Basement Storage,
then the Lessor may grant a licence of the Basement Storage First Refusal Area to any other person on commercial terms which are overall no more favourable to those set out in the Lessor's Offer for Basement Storage.
(g)If the Lessor proposes to grant a licence of the relevant Basement Storage First Refusal Area to another person on commercial terms which are overall more favourable to those set out in the Lessor's Offer for Basement Storage (but, in this regard, the Lessee acknowledges and the agrees that the provision of a licence fee payable in instalments (of which the total amount payable is not less than the lump sum payment payable under clause 17.4(d)(1), rather than the upfront lump sum payment under clause 17.4(d)(1)) will not constitute 'more favourable commercial terms', for the purposes of this clause 17.4(g)), the Lessor must first re-offer to the Lessee a licence of the relevant Basement

98722748    page 98

Storage First Refusal Area on those other terms and clauses 17.4(d) to 17.4(f) will apply to that offer.
(h)If the Lessee accepts the Lessor’s Offer for Basement Storage (which, where the Lessee serves a Lessee's Negotiation Notice for Basement Storage, will include any amendments to the Lessor's Offer for Basement Storage agreed in writing between the Lessor and the Lessee), then:
(1)the Lessor grants and the Lessee accepts on the commencement date stated in the Lessor's Offer for Basement Storage (or where the Lessee serves a Lessee's Negotiation Notice, such other date as may have been agreed in writing between the Lessor and the Lessee) a licence of the Basement Storage First Refusal Area on the commercial terms set out in the Lessor’s Offer for Basement Storage (with any agreed amendments); and
(2)otherwise on the terms of clause 17.3 (other than clause 17.3(d)) and the terms of this Lease (to the extent applicable to the Licensed Areas).
(i)Time is of the essence in the performance of the Lessee's obligations under this clause 17.4.
17.5Bicycle Storage Area
(a)The Lessor grants and the Lessee takes a licence to use the Bicycle Storage Area in accordance with this clause 17.5 and the terms of this Lease (to the extent those terms expressly apply to the use of the Bicycle Storage Area). Subject to clause 17.5(c), the Lessor must not grant any rights to use any part of the Bicycle Storage Area to any other person.
(b)The Lessee must:
(1)only use the Bicycle Storage Area for the parking and storage of bicycles only; and
(2)must not use the Bicycle Storage Area for any other commercial, retail or other purpose.
(c)If the Lessee ceases to be the lessee of all commercial office space within the Building:
(1)subject to clause 17.5(c)(2),the Lessee's rights under this clause 17.5 will be in common with other tenants of the Building; and
(2)the bicycle storage racks in the Bicycle Storage Area will be apportioned between the Lessee and each other tenant as agreed between the Lessor and the Lessee but based on the area that the net lettable area of each premises bears to the Lettable Area of the Building.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the Bicycle Storage Area or any part of it.
(e)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Bicycle Storage Area; and
(2)ensuring that the conduct of the use Bicycle Storage Area does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(f)Subject to the Lessor's rights under this Lease (including its right to access the Bicycle Storage Area under clause 12.4) and clause 17.5(c), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the Bicycle Storage Area.
(g)The licence under this clause 17.5:

98722748    page 99

(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Bicycle Storage Area;
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease.
17.6Sky Signage Area
(a)The Lessor grants and the Lessee takes a licence to use the Sky Signage Area in accordance with this clause 17.6 and the terms of this Lease (to the extent those terms expressly apply to the use of the Sky Signage Area). The Lessor must not grant any rights to use the any part of the Sky Signage Area to any other person during the Term (subject to clauses 17.6(f)(3) and 17.6(f)(4)).
(b)The Lessee agrees that the Sky Signage Area must only be used for the installation, display and affixation of the Lessee’s signage and marketing material in accordance with clause 20. The Lessee agrees that the Sky Signage Area must not be used for any other commercial, retail or other purpose.
(c)The Lessee is not required to pay any rent or licence fee in respect of the licence of the Sky Signage Area or any part of it.
(d)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Sky Signage Area; and
(2)ensuring that the conduct of the use Sky Signage Area does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(e)Subject to the Lessor's rights under this Lease (including its right to access the Sky Signage Area under clause 12.4), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the Sky Signage Area.
(f)The licence under this clause 17.6:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Sky Signage Area;
(2)is automatically assigned to an assignee of this Lease;
(3)immediately terminates on expiry or sooner determination of this Lease; and
(4)may be terminated by the Lessor (in its absolute discretion) at any time by notice to the Lessee if the Lessee no longer leases at least fifty percent (50%) of the Lettable Area of the Commercial Tower.
17.7Allocated Risers and Ceiling Cavities
(a)The Lessor grants and the Lessee takes a licence to use the Allocated Risers and the Ceiling Cavities in accordance with this clause 17.7 and the terms of this Lease (to the extent expressly applicable to the use of the Allocated Risers and the Ceiling Cavities). If the Lessee is the sole commercial tenant of the Building and subject to clause 17.7(c), the Lessor must not grant any rights to use any part of the Allocated Risers or the Ceiling Cavities to any other person.
(b)The Lessee must:
(1)only use the Allocated Risers and the Ceiling Cavities for the purposes of passing and running telecommunications cabling and wires to and from the Premises;
(2)not use the Allocated Risers or the Ceiling Cavities for any other commercial, retail or other purpose; and

98722748    page 100

(3)ensure that the installation of any telecommunications cabling and/or wires in the Allocated Risers or the Ceiling Cavities does not interfere with the services for the Building.
(c)If the Lessee ceases to be the lessee of all commercial office space within the Building the Lessee’s rights under this clause 17.7 in respect of the Allocated Risers will be in common with other tenants of commercial office space in the Building.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the Allocated Risers and the Ceiling Cavities.
(e)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the Allocated Risers and the Ceiling Cavities; and
(2)ensuring that the conduct of the use Allocated Risers and the Ceiling Cavities does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(f)Subject to the Lessor's rights under this Lease (including its right to access the Allocated Risers and the Ceiling Cavities under clause 12.4) and clause 17.7(c), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the Allocated Risers and the Ceiling Cavities.
(g)The licence under this clause 17.7:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the Allocated Risers or the Ceiling Cavities;
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry of this Lease or sooner determination of this Lease.
17.8External Terrace Areas (Occupiable)
(a)The Lessor grants and the Lessee takes a licence to use the External Terrace Areas (Occupiable) in accordance with this clause 17.8 and the terms of this Lease (to the extent those terms expressly apply to the use of the External Terrace Areas (Occupiable)). Subject to clause 17.8(c), the Lessor must not grant any rights to use any part of the External Terrace Areas (Occupiable) to any other person.
(b)The Lessee must:
(1)only use the External Terrace Areas (Occupiable) in a manner consistent with the Permitted Use; and
(2)not use the External Terrace Areas (Occupiable) for any other commercial, retail or other purpose.
(c)If for any reason the Lessee ceases to be the lessee of Habitat 8, then the Lessee's rights under this clause 17.8 cease to apply and the Lessor may grant rights to use or occupy any part of the External Terrace Areas (Occupiable) to any other person as the Lessor sees fit.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the External Terrace Areas (Occupiable) or any part of them.
(e)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the External Terrace Areas (Occupiable); and
(2)ensuring that the conduct of the use of the External Terrace Areas (Occupiable) does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.

98722748    page 101

(f)Subject to the Lessor's rights under this Lease (including its right to access the External Terrace Areas (Occupiable) under clause 12.4) and clause 17.8(c), the Lessor must not unreasonably interfere with the Lessee’s use and enjoyment of the External Terrace Areas (Occupiable).
(g)The licence under this clause 17.8:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the External Terrace Areas (Occupiable);
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease.
17.9External Landscaped Areas (Non Occupiable)
(a)The Lessor grants and the Lessee takes a licence to use the External Landscaped Areas (Non Occupiable) in accordance with this clause 17.9 and the terms of this Lease (to the extent those terms expressly apply to the use of the External Landscaped Areas (Non Occupiable)). Subject to clause 17.9(c), the Lessor must not grant any rights to use any part of the External Landscaped Areas (Non Occupiable) to any other person.
(b)The Lessee must:
(1)only use the External Landscaped Areas (Non Occupiable) for the purpose of:
(A)installing the Lessee's fixtures, fittings, furnishings, plant and equipment in accordance with clause 17.9(b)(2) (External Landscaped Areas Fitout); and
(B)to the extent that the External Landscaped Areas Fitout is owned by the Lessee and forms part of the Lessee's Equipment, keeping the External Landscaped Areas Fitout in the External Landscaped Areas (Non Occupiable) in the same condition as is required for the Premises under clause 10.1;
(2)when installing any External Landscaped Areas Fitout in the External Landscaped Areas (Non Occupiable), comply with all relevant terms of the Agreement for Lease that relate to the Fitout Works (as defined in the Agreement for Lease), and as though each reference to a 'Habitat' or 'the Premises' in the provisions relating to the Fitout Works is a reference to 'the External Landscaped Areas (Non Occupiable)' (and with any other appropriate contextual changes being made, having regard to the nature of the External Landscaped Areas Fitout and the External Landscaped Areas (Non Occupiable));
(3)subject to the rights granted to the Lessee under clauses 17.9(b)(1)(A) and 17.9(b)(1)(B), not enter or access, or permit the Lessee's Agents to enter or access, the External Landscaped Areas (Non Occupiable) at any time without the Lessor's prior written consent (which may be granted subject to conditions); and
(4)not use the External Landscaped Areas (Non Occupiable) for any other commercial, retail or other purpose.
(c)If for any reason the Lessee ceases to be the lessee of Habitat 8, then the Lessee's rights under this clause 17.9 cease to apply and the Lessor may grant rights to use or occupy any part of the External Landscaped Areas (Non Occupiable) to any other person as the Lessor sees fit.
(d)The Lessee is not required to pay any rent or licence fee in respect of the licence of the External Landscaped Areas (Non Occupiable) or any part of them.
(e)The Lessee must not remove any of the External Landscaped Areas Fitout from the External Landscaped Areas (Non Occupiable) during the Term.

98722748    page 102

(f)The Lessee must comply with the Lessor's reasonable requirements from time to time in relation to:
(1)the cleaning and appearance of the External Landscaped Areas (Non Occupiable); and
(2)ensuring that the conduct of the use of the External Landscaped Areas (Non Occupiable) does not cause offence, embarrassment or material inconvenience to any other occupants or users of the Building.
(g)The licence under this clause 17.9:
(1)is a licence in contract only and does not grant the Lessee any proprietary interest in the External Landscaped Areas (Non Occupiable);
(2)is automatically assigned to an assignee of this Lease; and
(3)immediately terminates on expiry or sooner determination of this Lease.
17.10Overriding provision regarding licences
The Lessor must not grant licences or rights over any part of the Building to any third parties other than in accordance with the Project Documents, the Retail Plan, the rights of YHA under the YHA Arrangements and the Building Management Statement or as required by Law.

18Fitout Equipment
18.1Ownership of and removal of Fitout Equipment
(a)The Fitout Equipment is part of the Premises.
(b)Despite any other provision in this Lease:
(1)title to the Fitout Equipment remains with the Lessor from its installation in the Premises; and
(2)the Fitout Equipment is not part of the Lessee’s Equipment.
(c)The Lessee must not remove any part of the Fitout Equipment from the Premises, except as permitted in accordance with clause 10.2(k).

19Option to Renew
19.1Notice of Exercise
(a)On or at any time prior to the date that is TWO (2) years before the Termination Date in Item 7, the Lessee may give to the Lessor a notice to take a lease of all or part of the Premises for the Further Term (Notice of Exercise), subject to the terms of this clause.
(b)The Notice of Exercise must specify the parts of the Premises of which the Lessee intends to take a lease for the Further Term in accordance with clause 19.3.

98722748    page 103

(c)The right to take a lease of only part of the Premises in a Further Term as set out in this clause 19 only applies if the Lessee leases all of the net lettable area of the office areas in the Commercial Tower at the time of giving the Notice of Exercise under clause 19.1(a).
19.2Base Rent and other amounts for the Further Term
(a)Promptly following service of the Notice of Exercise by the Lessee, the parties must meet to attempt to negotiate and agree:
(1)the Current Incentive for the Premises (or part thereof, as applicable) as specified in the Notice of Exercise;
(2)the Current Base Rent for the Premises (or part thereof, as applicable) as specified in the Notice of Exercise;
(3)the Current Naming Rights Fee. When determining the Current Naming Rights Fee:
(A)all references to the Current Base Rent in Schedule 4 (other than in clause 6 of Schedule 4) are to be read as a reference to the Current Naming Rights Fee;
(B)any other appropriate changes are to be made to Schedule 4 having regard to the nature of the:
(i)Naming Rights (subject always to clause 19.2(a)(3)(C)); and
(ii)Current Naming Rights Fee,
(and, in this regard, clause 5.1(b)(6) of Schedule 4 is not to be included in the Criteria for the purposes of determining the Current Naming Rights Fee); and
(C)the Current Naming Rights Fee is to be determined disregarding any notice the Lessee may have given under clause 20.1(c); and
(4)the Current Basement Storage Area Licence Fee. When determining the Current Storage Licence Fee:
(A)all references to the Current Base Rent in Schedule 4 (other than in clause 6 of Schedule 4) are to be read as a reference to the Current Basement Storage Area Licence Fee; and
(B)any other appropriate changes are to be made to Schedule 4 having regard to the nature of the:
(i)Basement Storage Area licensed to the Lessee pursuant to clause 17.4; and
(ii)the Licence Fee payable by the Lessee to the Lessor in connection with that Basement Storage Area,
(and, in this regard, clause 5.1(b)(5) of Schedule 4 is not to be included in the Criteria for the purposes of determining the Current Basement Storage Area Licence Fee); and
that will apply from the commencement of the Further Term. If the parties are unable to agree at the first meeting, the parties must continue to meet regularly to attempt to agree the items set out in clause 19.2(a)(1), clause 19.2(a)(2), clause 19.2(a)(3)(if applicable) and clause 19.2(a)(4) (if applicable) for a period of ONE (1) month following the date of service of the Notice of Exercise by the Lessee.
(b)If the parties cannot agree upon the items set out in clauses 19.2(a)(1), 19.2(a)(2), 19.2(a)(3) (if applicable) and 19.2(a)(4) (if applicable), during the period referred to in clause 19.2(a):

98722748    page 104

(1)the Lessee may at any time during the period that is ONE (1) month following the date of expiry of the required negotiation period under clause 19.2(a) withdraw the Notice of Exercise (in its entirety) by written notice to the Lessor (Withdrawal Notice) in which case the Lessee is not bound to take a lease or leases (if specified in the Notice of Exercise) for the Further Term but the Lessee must remain in occupation of the Premises for a period of FOUR (4) further years from the date of service of the Withdrawal Notice, in which case clause 19.7 will apply; or
(2)if the Lessee does not serve on the Lessor a Withdrawal Notice within the time period referred to in clause 19.2(b)(1), then Schedule 4 will apply to determine the Current Base Rent, the Current Incentive, the Current Naming Rights Fee and the Basement Storage Area Licence Fee (as applicable).
(c)Promptly following the last party receiving a copy of the valuation from the other party under clause 3.1(a) of Schedule 4, the parties must meet to attempt to negotiate and agree on the items set out in clauses 19.2(a)(1), 19.2(a)(2), 19.2(a)(3) (if applicable) and 19.2(a)(4) (if applicable), but if the parties are unable to agree within TEN (10) Business Days after service of the last valuation (or such other period as the parties may agree in writing), then clause 3.2 of Schedule 4 applies.
(d)If the Lessee does not agree with the Umpire’s determination of the items set out in clauses 19.2(a)(1), 19.2(a)(2) and, if applicable, clauses 19.2(a)(3) and 19.2(a)(4), under clause 3.2 of Schedule 4, the Lessee may, by no later than the date which is THIRTY (30) Business Days after receipt by the Lessee of the Umpire’s determination under clause 3.2 of Schedule 4, withdraw the Notice of Exercise (in its entirety) by written notice to the Lessor (Second Withdrawal Notice) in which case the Lessee is not bound to take a lease or leases (if specified in the Notice of Exercise) for the Further Term but the Lessee must remain in occupation of the Premises for a period of FOUR (4) further years from the date of service of the Second Withdrawal Notice, in which case clause 19.7 will apply.
(e)If the Lessee does not serve the Lessor with a Second Withdrawal Notice within the time period referred to in clause 19.2(d) (or otherwise waives its right to do so), then:
(1)the Lessee will relinquish any right to withdraw the Notice of Exercise; and
(2)clause 19.4 will apply.
19.3Option to take lease of part on renewal
(a)If the Lessee serves the Notice of Exercise on the Lessor for only part of the Premises in accordance with this clause 19, the Lessee must exercise its option to renew in respect of certain Habitats (but on a 'whole of Habitat basis' and, if the Lessee exercises its option in respect of Habitat 1, it must also exercise its option in respect of the Mezzanine) only (with each Habitat being subject to a separate lease for the Further Term if so specified in the Notice of Exercise (but provided always that the Mezzanine and Habitat 1 will be documented in a single lease)), provided that:
(1)each Habitat in respect of which the Lessee enters into a new lease for the Further Term must be contiguous and selected on a top down basis;
(2)the aggregate net lettable area of the Habitats to be the subject of the lease(s) for the Further Term must be no less than 50% of the aggregate net lettable area of the Habitats (calculated in each case having regard to the Lettable Area of the Premises and the method of determining it as set out in the definition of that term) leased by the Lessee under this Lease immediately prior to the commencement of the Further Term; and

98722748    page 105

(3)if:
(A)the Lessee has, prior to the Commencement Date or during the Term with the Lessor's consent in accordance with clause 10.2, installed any Interconnecting Stairs in the Premises; and
(B)the Lessee will no longer be leasing both of the Habitats that are connected by the Interconnecting Stairs during the Further Term, then the Lessor must, at its cost, remove and make good the Interconnecting Stairs and comply with any relevant provisions of this Lease governing the performance of works by the Lessor when doing so.
(b)The Lessee must:
(1)provide prompt and reasonable access to the Premises to enable the Lessor and the Lessor's service contractors to perform the Lessor's obligations under clause 19.3(a)(3) and the Lessor must:
(A)comply with the Emergency and Security Action and Communication Plan to the extent applicable and practicable; and
(B)take all reasonable steps to ensure that the Lessor's service contractors comply with the Emergency and Security Action and Communication Plan to the extent practicable and practicable; and
(2)not, and will not be entitled to, make any claim, demand for compensation or damages or abatement of rent, or to terminate this Lease, in connection with the make good works contemplated under clause 19.3(a)(3), provided that the Lessor complies with clause 19.3(c).
(c)The Lessor must:
(1)comply with any relevant provisions of this Lease governing the performance of works by the Lessor when carrying out the reinstatement works contemplated under clause 19.3(a)(3);
(2)consult with the Lessee (both parties acting reasonably and in good faith) to agree on a timeframe for commencement and completion of those reinstatement works by the Lessor having regard to the nature and extent of the works required; and
(3)use reasonable endeavours to complete the reinstatement works within the timeframe agreed under clause 19.3(c)(2), subject to the necessary access to the Premises being provided by the Lessee.
19.4Conditions for grant of Further Term
The Lessor must grant to the Lessee and the Lessee must take a lease (or leases) and, where the Lessee is Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916, the Guarantor must give the guarantee and indemnity in clause 25, of the whole (or the relevant parts) of the Premises for the Further Term on the terms set out in clause 19.5, provided that all the following are satisfied:
(a)Habitats: the Lessee has given Notice of Exercise under clause 19.1, the criteria in clauses 19.3(a)(1) and 19.3(a)(2) are satisfied and the Lessee has not served a Withdrawal Notice or a Second Withdrawal Notice;
(b)Lease not terminated: this Lease has not been terminated; and
(c)no breach: the Lessee is not in breach of this Lease in a manner entitling the Lessor to terminate this Lease (of which breach the Lessee has been notified) at the date of service of the Notice of Exercise (unless the breach has been waived in writing by the Lessor or has been remedied to the Lessor’s

98722748    page 106

reasonable satisfaction within a reasonable time after service on the Lessee of the notice specifying the breach).
19.5Terms of further lease
Subject to this clause 19, each lease for the Further Term must contain the provisions of this Lease, except that the following amendments must be made:
(a)the insertion or amendment of any trustee limitation on liability clause as a result of a change in the ownership of the Building since the date in Item 5 provided that the clause is reasonable, accords with normal industry practice and does not adversely affect the rights of the Lessee or its reasonable ability to enforce its rights under this Lease against the Lessor;
(b)Item 2 must be amended to reflect the parts of the Premises that will be subject of the relevant lease for the Further Term;
(c)the dates and term in Items 5 and 6 must be amended to reflect that the lease is for the Further Term and not for the Term;
(d)Item 7 must be amended to delete the reference to the First Further Term, or Item 7 must be deleted if the Lease is for the Second Further Term;
(e)the Current Base Rent, as agreed or determined in accordance with Schedule 4, must be inserted in Item 8;
(f)the amount of cover for public liability cover in Item 10 shall be amended in accordance with clause 11.1(c);
(g)the Current Naming Rights Fee as agreed or determined in accordance with Schedule 4, must be inserted in Item 14;
(h)to the extent there is a Basement Storage First Refusal Area that is licensed to the Lessee pursuant to clause 17.4(h) of this Lease:
(1)the Current Basement Storage Area Licence Fee as agreed or determined in accordance with Schedule 4 must be inserted as a new Item 15;
(2)clause 17.3 is amended to:
(A)include an obligation to pay the Current Basement Storage Licence Area Fee by equal monthly instalments at the same time as the Base Rent; and
(B)specify that the Basement Storage Area Licence Fee will be reviewed at the same time in the same manner as the Base Rent; and
(3)the plans in Exhibit 11 will be updated to depict the Basement Storage First Refusal Area that is licensed to the Lessee pursuant to clause 17.4(h);
(i)the definition of Fitout Equipment must be deleted and replaced with the following:
“means any Fitout funded by the Current Incentive and identified as Lessor’s property in connection with the grant of this Lease.”;
(j)if there are no further options to renew for a Further Term, delete the words:
(1)"where the Lessee has not given a notice under clause 19.1(a)" from clause 4.3(e);
(2)"(provided that the Lessee has not served a Notice of Exercise on the Lessor under clause 19.1)" from clause 12.1(a)(3)(A);
(3)"provided that the Lessor is not required to grant the Lessee a lease of the Premises for a Further Term under clause 19," from clause 14.9(a); and

98722748    page 107

(4)"Provided that the Lessee has not exercised its option to renew in accordance with clause 19," from clause 14.9(b);
(k)clause 13.2(d) shall be deleted;
(l)this clause 19 must be deleted if there are no further options to renew for a Further Term;
(m)for each lease for a Habitat where the Notice of Exercise requires more than one lease, despite sub-clause (e), the Current Base Rent and Current Incentive for each lease will be an amount proportionate to the area that the net lettable area of the Habitat (calculated having regard to the Lettable Area of the Premises and the method of determining it as set out in the definition of that term) bears to the total net lettable area of all areas under all leases for Habitats for which a Further Term has been taken (calculated having regard to the Lettable Area of the Premises and the method of determining it as set out in the definition of that term);
(n)any other changes agreed by the parties in writing which are necessary to give effect to the lease for the Further Term;
(o)if the Lessee is no longer the tenant of all commercial office space within the Commercial Tower under the lease(s) for the Further Term, then the following additional amendments are made:
(1)the definition of 'Allocated Risers' in clause 1.1 is amended to be the part of the Allocated Risers as agreed between the Lessor and the Lessee and apportioned based on the area that the Lettable Area of the Premises bears to the Lettable Area of the Commercial Tower;
(2)the definition of 'Atlassian Lobby Area' in clause 1.1 is amended to be the part of the Atlassian Lobby Area as agreed between the Lessor and the Lessee and apportioned based on the area that the Lettable Area of the Premises bears to the Lettable Area of the Commercial Tower;
(3)the definition of 'Basement Storage Area' in clause 1.1 is amended to be the part of the Basement Storage Area allocated to the Lessee, as agreed between the Lessor and the Lessee (acting in good faith, and on the basis the Basement Storage Area is to be apportioned between the Lessee and each other tenant based on the area that the net lettable area of the relevant Premises bears to the Lettable Area of the Building);
(4)a new definition of 'Exclusive Bicycle Storage Racks' is to be inserted in clause 1.1, to be those bicycle storage racks in the Bicycle Storage Area allocated to the Lessee, as agreed between the Lessor and the Lessee (acting in good faith, and on the basis the bicycle storage racks are to be apportioned between the Lessee and each other tenant based on the area that the net lettable area of the relevant Premises bears to the Lettable Area of the Building);
(5)a new definition of 'Exclusive Lockers' is to be inserted in clause 1.1, to be those lockers in the Dedicated Facilities Area allocated to the Lessee, as agreed between the Lessor and the Lessee (acting in good faith, and on the basis that the lockers are to be apportioned between the Lessee and each other tenant based on the area that the net lettable area of the Premises bears to the Lettable Area of the Building);
(6)a new clause 7.1(b)(4) is inserted as follows:
"(4) The Lessor may allocate to specific tenants (including the Lessee) Outgoings which in the opinion of the Lessor (acting reasonably) have been incurred in respect of those tenants or in respect of a particular part of the Building occupied by those tenants, provided that the Lessor notifies the Lessee of any Outgoings which are specifically allocated to the Lessee under this clause 7.1(b)(4). The Lessor must exclude those costs from the Outgoings for which other tenants are

98722748    page 108

liable and apportion those costs to the tenants that are liable based on the area that the lettable area of the relevant premises bears to the net lettable area of all premises that those tenants occupy. The Lessee must pay any cost reasonably and properly allocated to it under this clause.";
(7)clause 13.2 is amended by:
(A)where this clause 19 is not deleted in the lease(s) for the Further Term, inserting new clause 13.2(a)(7) as follows:
"Variation of Lease: the Lessee will procure the assignee and its guarantor (if applicable) to enter into a variation of lease with the Lessor, which varies this Lease by making the changes set out in clauses 19.5(p)(3)-19.5(p)(29) (inclusive) and clause 19.5(r) (with such variations to take effect from the date of assignment of the Lease)."; or
(B)where this clause 19 is deleted in the lease(s) for the Further Term, inserting new clause 13.2(a)(7) (as above), but expressly listing in that clause those changes set out in clauses 19.5(p)(3)-19.5(p)(29) (inclusive) and clause 19.5(r); and
(C)in clauses 13.2(b)(1) and 13.2(c)(2), replacing each reference to clause 13.2(a)(6) to clause 13.2(a)(7);
(8)clause 17.1(a) is amended by:
(A)inserting the word 'non-exclusive' before the word licence in the first line; and
(B)deleting the last sentence;
(9)clause 17.1(c) is deleted and replaced with the following:
"(c) The Lessee acknowledges and agrees that the Dedicated Facilities Area will be shared between the Lessee and each other tenant in the Building, provided that, subject to clause 17.1(g), the Lessor must not grant any rights to use any part of the Exclusive Lockers to any other person.";
(10)clause 17.2(c) is deleted and replaced with 'not used';
(11)clause 17.3(a) is amended by deleting the last sentence;
(12)clause 17.3(c) is deleted and replaced with 'not used’;
(13)clause 17.4 is deleted;
(14)clause 17.5(a) is amended by:
(A)inserting the word 'non-exclusive' before the word licence in the first line; and
(B)deleting the last sentence;
(15)clause 17.5(c) is deleted and replaced with the following:
"(c) The Lessee acknowledges and agrees that the Bicycle Storage Area will be shared between the Lessee and each other tenant in the Building, provided that the Lessor must not grant any rights to use any part of the Exclusive Bicycle Storage Racks to any other person.";
(16)clause 17.7(a) is amended by:
(A)inserting the word 'non-exclusive' before the word licence in the first line; and
(B)deleting the last sentence;
(17)clause 17.7(c) is deleted and replaced with the following:

98722748    page 109

'(c) The Lessee acknowledges and agrees that the Allocated Risers will be shared between the Lessee and each other tenant in the Building.'; and
(18)Item 11 is amended to be the proportion calculated by the Lettable Area of the Premises under the lease for the Further Term, divided by the Lettable Area of the Commercial Tower (expressed as a percentage);
(p)if the Lessee:
(1)is Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 but will no longer be a Major Lessee of the Building under the lease(s) it is taking for the Further Term; or
(2)is not Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 and will not lease the whole of the Commercial Tower under the lease(s) it is taking for the Further Term, then the following additional amendments are made:
(3)clause 3.5(c)(1) is deleted;
(4)clause 3.5(d) is deleted;
(5)clause 3.7 (excluding clause 3.7(e)) is deleted and the reference to the 'Building Management Plan' in clause 3.7(e)(2) is also deleted;
(6)clauses 9.1(b) to (d) (inclusive) are deleted;
(7)clause 9.1(n) is deleted;
(8)clause 9.10(b) is deleted;
(9)clause 11.5 is deleted;
(10)clauses 12.5(f) and 12.5(g) and 12.5(h) are deleted;
(11)clause 12.6 is deleted;
(12)clauses 13.2(c) and 13.3(c) are deleted;
(13)clause 14.5(b) is amended by deleting the following words:
“or the day on which the Lessee does not lease at least fifty percent (50%) of the Lettable Area of the Commercial Tower)”;
(14)clause 16 is deleted;
(15)clause 17.8 is deleted;
(16)this clause 19.5(p) is deleted;
(17)clause 19.6 is deleted;
(18)clauses 22 to 24 are deleted;
(19)clause 3.4(c) is amended by deleting the words 'provided it has given to the Lessee reasonable prior notice';
(20)clause 13.9(b) is amended by inserting the words 'If the Lessor proposes to transfer or grant a concurrent lease in respect of its interest in the Land or the Building to another party (Transferee), then' at the beginning of the clause;
(21)clause 17.6(f)(4) is deleted and replaced with the following:
'(4) may be terminated by the Lessor (in its absolute discretion) at any time by providing not less than 3 months' notice to the Lessee.';
(22)clause 20.1(a) is amended by inserting the words 'and the balance of this clause 20.1' after the words 'subject to clauses 17.5 and 20.2';

98722748    page 110

(23)clause 20.1(e) is amended to say that “The Naming Rights Fee is no longer payable if the Lessee gives notice under clause 20.1(c).”;
(24)clause 20.1 is amended by inserting a new subclause (f) as follows:
"(f) The Lessor may at any time in its absolute discretion, notify the Lessee that it wishes to re-name the Building in which case the Lessee's rights under clause 20.1(a) and any obligation to pay the Naming Rights Fee under clause 20.1(d) cease to apply on and from the date of service of the Lessor's notice;
(25)clause 20.2 is amended by inserting a new subclause (h) as follows:
"(h) The Lessor may at any time in its absolute discretion, notify the Lessee that the Lessee's rights to install signage in the Building under this clause 20.2 no longer apply, in which case:
(1)     the Lessee's rights under this clause 20.2 cease to apply on and from the date that is 3 months from the date of service of the Lessor's notice; and
(2)     the Lessee must within 3 months from the date of service of the Lessor’s notice, promptly remove all of the Lessee's signage in the Building installed by the Lessee under this clause 20.2 (other than signage located within the Premises) and make good any damage caused by its removal (to the Lessor's reasonable satisfaction).";
(26)clause 20.2(a) is amended by inserting the words 'and clause 20.2(h)' after the words 'Subject to clause 20.2(b)';
(27)clause 20.3 is amended by inserting a new subclause (c) as follows:
"(c) The Lessor may at any time in its absolute discretion, notify the Lessee that the Lessee's rights to place or install Marketing Material in the Building under this clause 20.3 no longer apply, in which case:
(1)     the Lessee's rights under this clause 20.3 cease to apply on and from the date that is 1 month from the date of service of the Lessor's notice; and
(2)     the Lessee must promptly remove any Marketing Material in the Building placed or installed by the Lessee under this clause 20.3 and make good any damage caused by its removal (to the Lessor's reasonable satisfaction)';
(28)clause 20.3(a) is amended by inserting the words 'Subject to clause 20.3(c)' at the beginning of the clause; and
(29)Item 9 (Permitted Use) of the Reference Schedule is amended by deleting:
(A)the words 'and includes service and sale of alcohol (subject to clause 9.1(d))' from paragraph 4; and
(B)paragraph 5;
(q)if Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Major Lessee but is not the tenant of all commercial office space in the Building, then the terms of this Lease are varied as follows:
(1)clause 12.6 is deleted; and
(2)clause 17.8 is deleted; and
(r)if the Lessee is not Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916, then (in addition to the above) the terms of this Lease are varied as follows:

98722748    page 111

(1)all clauses expressed to apply whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease are deleted; and
(2)clause 26.1 is deleted; and
(s)where the Mezzanine is not the subject of the relevant lease for the Further Term, the definition of 'Mezzanine' is to be deleted and the use of that term throughout the Lease is also to be deleted, other than where it appears in the definition of Commercial Tower;
(t)where Habitat 8 is not the subject of the relevant lease for the Further Term, the definition of 'External Terrace Areas (Occupiable)' is to be deleted and clause 17.8 is deleted; and
(u)where Habitat 8 is not the subject of the relevant lease for the Further Term, the term 'External Landscaped Areas (Non Occupiable)' is to be deleted throughout the Lease (other than in clause 1.1 and Schedule 2) and clause 17.9 is deleted.

19.6Lessees of premises in the lobby
If the Lessee does not lease or licence the whole of the lobby areas of the Building during the Term or any Further Term, the Lessor must:
(a)consult with the Lessee in relation to the identity of any proposed lessee or licensee of premises in the lobby area of the Building that is not the Atlassian Lobby Area or the Retail Area;
(b)obtain the Lessee’s prior consent to the identity of any proposed lessee or licensee of premises in the lobby area of the Building that is not the Atlassian Lobby Area or the Retail Area (not to be unreasonably withheld if the proposed lessee or licensee is a high quality food and beverage provider, or if the proposed lessee or licensee is otherwise consistent with the presentation of the Building as a Relevant Grade building and the proposed use by the proposed lessee or licensee does not adversely affect the Lessee’s rights under clause 17.2); and
(c)obtain the Lessee’s prior consent (not to be unreasonably withheld) to the permitted use under any lease or licence of premises in the lobby area of the Commercial Tower that is not the Atlassian Lobby Area or the Retail Area where that use is not the provision, sale or service of high quality food and/or beverages.
19.7Variation of Lease if no further lease
(a)If a Withdrawal Notice or a Second Withdrawal Notice is given under clause 19.2, the Lessor must promptly prepare and give to the Lessee a NSW Land Registry Services variation of lease form 07VL to vary this Lease as follows:
(1)Item 6 will be replaced with the date that is FOUR (4) years after the date the Withdrawal Notice or Second Withdrawal Notice is given, as the case may require;
(2)Item 7 is replaced with “not applicable”;
(3)Item 12(a) is replaced with “not applicable”; and
(4)Item 12(b)(1) is replaced with “On each anniversary of the Commencement Date during the Term”.
(b)The Variation Form contemplated by clause 19.7(a) will be binding on, and enforceable as between, the Lessor, the Lessee and the Guarantor (if a guarantee and indemnity in clause 25 is required to be provided), irrespective of whether or not the Lessor, the Lessee and the Guarantor execute the Variation Form.

98722748    page 112

(c)Promptly following receipt of the Variation Form in a form acceptable to the Lessee (acting reasonably), the Lessee must promptly execute and return the Variation Form to the Lessor.
(d)On receipt of the signed Variation Form from the Lessee, the Lessor must promptly execute the Variation Form, register it at the NSW Land Registry Services and promptly provide details of registration to the Lessee. The Lessee must pay all registration fees required to be paid in connection with the Variation Form.
19.8Current Incentive
If the parties enter into a lease or leases (if specified in the Notice of Exercise) for the Further Term, the Lessor must pay or allow to the Lessee the Current Incentive in accordance with the Further Term Incentive Deed.
19.9Execution of further lease
(a)The Lessee and the Guarantor (if a guarantee and indemnity in the form of clause 25 is required to be provided because there is a Guarantor who has provided a guarantee and indemnity under clause 25 with respect to the obligations of the Lessee under this Lease and the same lessee has exercised the option to take a lease for a Further Term) must execute each lease for the Further Term and the Further Term Incentive Deed and return them to the Lessor or the Manager within THIRTY (30) days of receipt by the Lessee of the properly engrossed lease and Further Term Incentive Deed (in a form agreed between the parties).
(b)The lease (or each lease, as the case may be) for the Further Term and the Further Term Incentive Deed will be binding on, and enforceable as between, the Lessor, the Lessee and the Guarantor (if a guarantee and indemnity in clause 25 is required to be provided), irrespective of whether or not the Lessor, the Lessee and the Guarantor execute the lease (or each lease, as the case may be) for the Further Term and the Further Term Incentive Deed.

20Naming and signage rights
20.1Naming rights
(a)The Lessor grants to the Lessee the exclusive right to name (for the licence fee set out in clause 20.1(d)), and (subject to clauses 17.6 and 20.2) to install signage with the name of, the Building (for no additional rent or licence fee). This right is subject to the Lessee first consulting with the Lessor and obtaining the Lessor's prior approval (not to be unreasonably withheld or delayed) in relation to the Lessee’s proposed name for the Building. The Lessor must provide its consent where the Lessee proposes to name or change the name of the Building to the then current name of the Lessee company or its parent company.
(b)Despite any other provision of this lease, the Lessee will not have domain name control with respect to the name of the Building.
(c)If the Lessee notifies the Lessor that it:
(1)elects not to name the Building; or
(2)no longer requires the right to name the Building,
then:

98722748    page 113

(3)the Lessee loses the Lessee's rights under clause 20.1(a) on and from the date of the Lessee's notice; and
(4)the Lessor may (in its absolute discretion):
(A)elect to name or re-name the Building (as the case may be) provided that the Lessor must seek the Lessee's prior consent (who may withhold its consent in its absolute discretion) if the Lessor wishes to use the name of a competing software company in the name of the Building; or
(B)continue to use the name of the Building used immediately prior to the date of the Lessee's notice (including any name which includes reference to the name of the Lessee company or its parent company), but only in connection with:
(i)the operation and management of the Building; and
(ii)any required disclosures relating to the tenancy relationship with the Lessee.
(d)In consideration of the Lessor granting to the Lessee the right under clause 20.1(a), the Lessee must pay to the Lessor the Naming Rights Fee by equal monthly instalments at the same time as the Base Rent. The Naming Rights Fee will be reviewed at the same time and in the same manner as the Base Rent.
(e)The Lessee acknowledges and agrees that the Naming Rights Fee is payable even if the Lessee gives notice under clause 20.1(c).
20.2Signage rights
(a)Subject to clause 20.2(b), the Lessee has first priority to install signage in and on the Building in locations to be determined by the Lessee.
(b)The installation of any signage pursuant to clause 20.2(a) is subject to:
(1)the Lessee first:
(A)consulting with the Lessor in relation to the location of the proposed signage if the locations are not within the Premises; and
(B)obtaining the prior approval of all relevant Authorities to the proposed signage;
(2)any signage rights of:
(A)YHA under the YHA Arrangements; and
(B)[insert name of entity] under the [insert name of relevant Project Document]; and
[Drafting Note: to be completed pursuant to the Agreement for Lease.]
(3)the Lessee paying the costs of installation of the signage (save for the costs of the installation of any signage in accordance with the terms of the Agreement for Lease, which will be met by the Developer) and any ongoing maintenance and running costs for the signage (including any services consumed by, or levied or charged in connection with, the signage).
(c)The Lessee must:
(1)when installing, operating, using, repairing, maintaining and removing any signage, comply with all applicable Laws and requirements and its obligations under this Lease; and
(2)keep all signage installed pursuant to this clause 20.2 in good repair, condition and order and in accordance with the requirements of any Authority.

98722748    page 114

(d)The Lessor and the Lessee acknowledge and agree that, subject to clause 14.6, any signage will belong exclusively to the Lessee (or a third party claiming through the Lessee who owns the signage) whether or not the signage is or becomes affixed to the Building.
(e)The Lessee may display the details of its subtenants or sub-licensees on the lobby directory boards and any way finding signage on each floor of the Building, at the Lessee's cost.
(f)Any Lessee specific way finding signage beyond the signage under clause 20.2(c) will be at the Lessee's cost.
(g)Neither the Lessee nor any subtenants or licensees are required to pay any rent or licence fee in respect of exercise of the rights granted in this clause.
20.3Marketing
(a)The Lessee may place or install roll out signage, banners and other materials for marketing campaigns (Marketing Material) within the Building (other than in premises leased or licensed to third parties), including on lift doors.
(b)The Lessor must ensure that YHA or any other tenant of the Building does not use or occupy, or place or install any Marketing Material in the Common Areas without the Lessee’s prior written consent, which it may withhold at its absolute discretion.
20.4Advertisements and signs
The Lessee may, without the Lessor’s approval, affix or display any advertisement, logo, notice, sign or other device to or in the Premises.
20.5Nature of rights granted under this clause 20
(a)This clause 20 only applies whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease.
(b)The rights in contract granted under this clause 20:
(1)are automatically assigned to an assignee of this Lease, provided that assignee is a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916; and
(2)immediately terminate on expiry or sooner determination of this Lease or on the date the Lessee no longer leases at least fifty percent (50%) of the Lettable Area of the Commercial Tower.

21Sustainability

98722748    page 115

(a)The Lessor and the Lessee are each committed to managing and operating the Building and the Premises to minimise the environmental impact of its use and occupation.  The parties must comply with the section of the Rules relating to sustainability which sets out reasonable obligations on each party to manage energy and water, implement environmental initiatives, minimise the environmental impact of any works and minimise waste (including from the installation and removal of fitout) and share energy, water, waste and other performance information.
(b)If requested, the Lessor and the Lessee will share information relating to energy consumption at the Premises or enable the other party to obtain such data as reasonably required by the other. Both parties commit to achieving and maintaining the sustainability ratings for the Building, including those anticipated by the Agreement for Lease (to the extent that the categories of sustainability ratings anticipated in the Agreement for Lease are obtained for the Building), and each party must use reasonable endeavours to cooperate with the other to assist it to achieve or maintain ratings and standards relating to sustainability applicable from time to time.
(c)The Lessee must comply (or procure compliance) with the obligations which the pathway forming part of the Sustainability Performance Standards states are to be complied with by the Lessee.

22Retail Plan
(a)On and from the date the Retail Plan is entered into or agreed as between the Lessor and the Lessee, the Lessor must comply with the Retail Plan.
(b)Whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian ACN 102 443 916 is a Major Lessee of the Building, no changes can be made to the Retail Plan without the prior written consent of the Lessee (not to be unreasonably withheld or delayed).

23Right of First Refusal
23.1Right of first refusal
(a)This clause 23 applies:
(1)on and from the day following the date of expiry of the Rent Guarantee Period;
(2)if at any time during the Term the Lessor becomes reasonably aware of any part of the Retail Area becoming available for lease and the relevant Retail Area is not subject to any binding option or right of extension granted to an existing tenant of the relevant premises (First Refusal Area); and
(3)if at the time of the Lessor becoming aware under clause 23.1(a)(2):
(A)the Lessee occupies at least SIX (6) Habitats; and
(B)the Lessee is not in default under this Lease (of which a default notice has been provided by the Lessor to the Lessee).

98722748    page 116

(b)The parties agree that this clause 23:
(1)can apply any number of times during the Term;
(2)does not preclude the Lessor making an offer to a third party in respect of the First Refusal Area which is subject to the Lessee not exercising the Lessee's rights under this clause; and
(3)does not apply to any part of the Retail Area which has been previously let by the Lessee if that lease was surrendered or terminated by either party.
(c)On each occasion when this clause 23.1 applies, the Lessor must:
(1)where the Retail Leases Act applies, provide the Lessee with a Disclosure Statement in accordance with the Retail Leases Act;
(2)offer the Lessee a lease of the relevant First Refusal Area on the same terms and conditions as the most recent Retail Lease granted to the Lessee except that (Lessor’s Offer):
(A)Rent: the Lessor’s Offer must state the amount which the Lessor proposes to be:
(i)the annual face rent of the First Refusal Area as at the date of commencement of the lease for the First Refusal Area; and
(ii)the incentive (if any) for the First Refusal Area as at the date of commencement of the lease for the First Refusal Area;
(B)Commencement date: the Lessor’s Offer must state the proposed date of commencement of the lease for the First Refusal Area which must be no earlier than 3 months after and no later than 24 months after the date of service of the Lessor’s Offer;
(C)Term: the lease of the First Refusal Area must be for a term commencing on the date specified in the Lessor’s Offer (in accordance paragraph (B)) and expiring on the later of the following dates:
(i)the date in Item 6; and
(ii)the date FIVE (5) years less one day after the commencement date specified in the Lessor’s Offer (in accordance with clause 23.1(c)(2)(B));
(D)Rent review: the rent payable under the lease of the First Refusal Area must escalate by no more than the percentage specified in Item 12(b) on each anniversary of the commencement date specified in the Lessor’s Offer;
(E)Options: the lease of the First Refusal Area must provide for the remaining option(s) for the further term(s) (if any) provided for in Item 7 and clause 19 of this lease (with a market rent review). If the expiry date of the lease of the First Refusal Area is not the expiry date of this Lease (due to the FIVE (5) year minimum term contemplated under paragraph (c)(2)(C)), then the length of the first further term must be shortened so that the further term under the lease of the First Refusal Area is co-terminus with the Further Term under this Lease;
(F)Permitted Use:
(i)the permitted use will be, subject to the Lessee obtaining all necessary approvals from Authorities, any retail use which is approved by the Lessor, permitted by law and does not contravene the Retail Plan; and

98722748    page 117

(ii)clauses 25.2 and 25.22 of the Retail Lease are deleted and replaced with 'not used';
(G)Handover condition: the Lessor must specify in the Lessor’s Offer the layout and condition in which the First Refusal Area is to be made available to the Lessee;
(H)Trade Name: clause 25.21(e) of the Retail Lease is deleted and replaced with 'not used';
(I)Termination right: clause 25.20 of the Retail Lease is deleted and replaced with 'not used'; and
(J)Commencement of make good: clause 25.21(g) of the Retail Lease is deleted and replaced with 'the word 'third' is inserted before the words 'last week of the Term''.
(d)After service of the Lessor’s Offer, the Lessee must give notice to the Lessor stating one of the following:
(1)the Lessee rejects the Lessor’s Offer (if the Lessee does not wish to take a lease of the First Refusal Area);
(2)the Lessee accepts the Lessor’s Offer (if the Lessee wishes to take a lease of the First Refusal Area on the terms as set out in the Lessor’s Offer); or
(3)the Lessee requires the Lessor to promptly negotiate with the Lessee in relation to the terms of the lease of the First Refusal Area (both parties acting reasonably and in good faith) (Lessee's Negotiation Notice).
(e)If:
(1)the Lessee rejects the Lessor's Offer;
(2)the Lessee does not give to the Lessor notice in writing accepting the Lessor’s Offer within TEN (10) Business Days after service of the Lessor’s Offer; or
(3)the Lessee gives to the Lessor a Lessee's Negotiation Notice and Lessee does not accept the Lessor's Offer (with any relevant amendments agreed between the parties) within TEN (10) Business Days after service of the Lessee's Negotiation Notice, then the Lessor may grant a lease of the First Refusal Area to any other person on commercial terms which are overall no more favourable to those set out in the Lessor's Offer.
(f)If the Lessor proposes to grant a lease of the relevant First Refusal Area to another person on commercial terms which are overall more favourable to those set out in the Lessor's Offer, the Lessor must first re-offer to the Lessee a lease of the relevant First Refusal Area on those other terms and clauses 23.1(c) to 23.1(e) will apply to that offer.
(g)If the Lessee accepts the Lessor’s Offer (which, where the Lessee serves a Lessee's Negotiation Notice, will include any amendments to the Lessor's Offer agreed in writing between the Lessor and the Lessee), then:
(1)the Lessor must grant and the Lessee must accept a lease of the First Refusal Area on the terms set out in the Lessor’s Offer (with any agreed amendments);
(2)the Lessor must promptly prepare and deliver to the Lessee:
(A)the lease for the First Refusal Area; and
(B)(if an incentive is to be provided) a separate side deed containing the terms of that incentive,
(First Refusal Area Lease Documents);

98722748    page 118

(3)the Lessee must execute the First Refusal Area Lease Documents and return them to the Lessor within the later of TWENTY (20) Business Days after receipt of:
(A)the documents under clause 23.1(g)(2); and
(B)(if applicable) the side deed containing the terms of the incentive having been agreed between the parties;
(4)the Lessor must deliver the relevant First Refusal Area to the Lessee on or by the commencement date of the lease specified in clause 23.1(c)(2)(B) in the same condition as the condition of the First Refusal Area set out in the Lessor's Offer; and
(5)the Lessor must deliver to the Lessee on or by the date of commencement of the lease of the relevant First Refusal Area all commissioning data and one set of all ‘as built’ drawings in respect of the relevant First Refusal Area and all services in or adjacent to the relevant First Refusal Area.
(h)If the Lessee accepts the Lessor's Offer (which, where the Lessee serves a Lessee's Negotiation Notice, will include any amendments to the Lessor's Offer agreed in writing between the Lessor and the Lessee), then the Lessor and the Lessee will be bound by the terms of the Lessor's Offer on and from the date of the Lessee's acceptance (irrespective of if or when the First Refusal Area Lease Documents are executed by the Lessor and the Lessee and/or registered (as applicable)).
(i)Time is of the essence in the performance of the Lessee's obligations under this clause 23.
(j)This clause 23 only applies whilst the Lessee under this Lease is Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian ACN 102 443 916. The Lessee’s rights under this clause 23 are in common with any right of first refusal in respect of the First Refusal Areas granted to Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian ACN 102 443 916 under each Other Lease.

24Self Help and Set Off
(a)If all of the following are satisfied:
(1)the Lessor fails to comply with any obligation under this Lease;
(2)the failure referred to in paragraph (1) materially adversely affects the Lessee’s ability to use and occupy the Premises (a Self Help Event);
(3)the Lessor has not taken all reasonable and meaningful steps to remedy the Self Help Event within a reasonable time (having regard to the nature of the Self Help Event and, in any case, being no less than TEN (10) Business Days) after the date the Lessee gives notice to the Lessor identifying the non-compliance;
(4)after the expiration of the period referred to in paragraph (3) the Self Help Event has still not been remedied and the Lessee gives to the Lessor a further notice identifying the non-compliance;
(5)the Self Help Event has not been remedied within FIVE (5) further Business Days after the Lessee gives notice to the Lessor under paragraph (4);
(6)the Lessee has allowed the Lessor such access to the Premises as reasonably required (having regard to the nature of the non-

98722748    page 119

compliance) such as to allow the Lessor a reasonable opportunity to rectify or remedy the relevant non-compliance; and
(7)the Self Help Event is not caused, contributed to or exacerbated by a Force Majeure Event, Lessee's Act or Omission or an Exclusion Event,
then:
(8)the Lessee may do all things reasonably necessary to remedy the Self Help Event and, if such remedial actions involve works, then the Lessee must comply with the terms of this Lease in relation to the carrying out of such works;
(9)if remedial action requires the Lessee to undertake works to the services, the Lessor's plant and equipment or the structure of the Building, the Lessee must engage the Lessor’s nominated contractor to perform such works and must ensure such works do not prejudice or adversely affect any relevant warranties or insurances effected by the Lessor in respect of the Premises or the Building;
(10)if the Lessee elects to step-in pursuant to this clause 24(a), then it may take all reasonable steps to cure the Self Help Event; and
(11)the Lessor must reimburse the Lessee for all reasonable and properly incurred costs and Liabilities incurred by the Lessee in connection with the exercise of its rights under this clause 24(a) within TWENTY (20) Business Days of receipt of a valid tax invoice.
The Lessee's right to step-in under clause 24(a)(8) will not apply, or will be suspended (as applicable), if, and for so long as, the Lessor and the Lessee are in dispute in relation to a matter referred to in clauses 24(a)(1)-(7) (inclusive)
(b)If:
(1)the parties are in dispute relation to a matter referred to in clauses 24(a)(1)-(7) (inclusive); or
(2)the parties cannot agree on the amounts owing by the Lessor to the Lessee under clause 24(a)(11) within the period specified in that clause, then, subject to the Lessor and the Lessee first complying with clause 1.18, the dispute must be determined by an independent expert with appropriate experience jointly appointed by the Lessor and the Lessee. If the Lessor and the Lessee cannot agree on the identity of and appoint the independent expert within TEN (10) Business Days after:
(3)in relation to a dispute of the nature described in clause 24(a)(1)-(7) (inclusive), a party notifying the other party of a dispute,
(4)in relation to a dispute of the nature described in clause 24(b)(2), expiry of the period specified under clause 24(a)(11), either party may request the president of the API to nominate an expert who the Lessor and the Lessee must jointly appoint. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(c)The Lessee may set off amounts payable by the Lessee under this Lease and the Agreement for Lease against amounts owing by the Lessor, including amounts incurred by the Lessee in remedying or pursuing any default by the Lessor under this Lease, provided:
(1)the relevant amounts have been agreed in writing between the parties and the Lessor has not paid the relevant amounts within TEN (10) Business Days after those amounts are agreed in writing and a tax invoice for them has been provided; and

98722748    page 120

(2)the amount has been determined following the dispute resolution process in the Lease and the Lessor has not:
(A)paid those amounts to the Lessee within THIRTY (30) Business Days after those amounts are determined and a tax invoice for them has been provided; or
(B)commenced Court proceedings in respect of the relevant dispute within THIRTY (30) Business Days after the date of the determination; or
(C)if Court proceedings are commenced, a Court has determined the relevant amount and the time to lodge an appeal has expired in relation to the relevant judgement, and the Lessor has not paid those amounts within TEN (10) Business Days after those appeal rights have expired.
(d)Despite clause 24(c), but subject to sub-clause (e), the Lessee is not entitled to set off an unpaid amount if the parties are in dispute about the unpaid amount until the dispute is resolved in the Lessee’s favour.
(e)Sub-clause (d) does not apply to any part of the unpaid amount which is not in dispute.
(f)This clause will cease to apply when the Lessee is no longer Atlassian Pty Ltd (ACN 102 443 916) or a Related Body Corporate of Atlassian Pty Ltd (ACN 102 443 916).

25Guarantee
25.1Consideration
The Guarantor gives this guarantee and indemnity in return for the Lessor agreeing to enter into this Lease at the request of the Guarantor. The Guarantor acknowledges:
(a)that the Lessor is acting in reliance on the Guarantor incurring obligations and giving rights under this clause 25; and
(b)the receipt of valuable consideration from the Lessor to the Guarantor incurring obligations and giving rights under this guarantee and indemnity.
25.2Guarantee
The Guarantor unconditionally and irrevocably guarantees to the Lessor the due and punctual payment of all moneys and performance of all other obligations by the Lessee under or in connection with this Lease (Lessee’s Obligations).
25.3Indemnity
As a separate and independent undertaking, the Guarantor unconditionally and irrevocably indemnifies the Lessor against all liability or loss incurred in connection with:
(a)any obligation or liability of, or obligation or liability guaranteed by, the Guarantor under this guarantee and indemnity (or which would be such an obligation or liability if enforceable, valid and not illegal) being or becoming unenforceable against the Lessee in whole or in part, invalid or illegal;
(b)the Lessee's breach of this Lease including a breach of the obligations to pay money;
(c)the Lessee's occupation of the Premises and the Licensed Areas;
(d)an Insolvency Event occurring in respect of the Lessee; and

98722748    page 121

(e)a liquidator disclaiming this Lease.
It is not necessary for the Lessor to incur expense or make payment before enforcing that right of indemnity.
25.4Enforcement of rights
The Guarantor waives any right it has of first requiring the Lessor to commence proceedings or enforce any other right against the Lessee or any other person before claiming from the Guarantor under this guarantee and indemnity other than the Lessor having first made written demand on the Lessee to perform a Lessee’s Obligation which demand has not been satisfied by the Lessee within 10 Business Days after the demand being made.
25.5Guarantor's liability not affected
The Guarantor's liability under this clause is not affected by anything which might otherwise affect it at law or in equity (in each case no matter how fundamental and irrespective of whether the Guarantor is aware of the same) including, but not limited to, one or more of the following:
(a)the Lessor grants any time, waiver or forbearance or allows any concession to the Lessee or other indulgence or compromise with or releasing the Lessee or any Guarantor;
(b)the Lessor does not sue or claim against the Lessee;
(c)the exercise or non-exercise of any power, right or remedy of the Lessor;
(d)any laches, acquiescence, delay, acts, omissions or mistakes on the part of the Lessor or another person or both the Lessor and another person;
(e)the transaction of business, expressly or impliedly, with, for or at the request of the Lessee, the Guarantor or another person;
(f)changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise, whether or not the Guarantor or another person was a member;
(g)a security interest being void, voidable or unenforceable;
(h)property secured under a security interest being forfeited, extinguished, surrendered, resumed or determined;
(i)a person dealing in any way with a security interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);
(j)a change in the legal capacity, rights or obligations of a person;
(k)the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;
(l)a judgment against the Lessee or another person;
(m)any part of the Lessee Obligations being irrecoverable;
(n)the termination, acceptance of repudiation, surrender or expiry of, or any variation, assignment, subletting, licensing, extension or renewal of, or any reduction or conversion of the Term of this Lease;
(o)any change in the Lessee's occupation of the Premises or the Licensed Areas;
(p)the invalidity or unenforceability of any obligation or liability of the Lessee or any other person;
(q)invalidity or irregularity in the execution of this Lease by the Guarantor or any deficiency in or irregularity in the exercise of the powers of the Guarantor to enter into or observe its obligations under this Lease;

98722748    page 122

(r)any obligation of the Lessee being discharged by operation of law or otherwise;
(s)this Lease not being registered;
(t)this Lease, or any part of it, not being fully effective;
(u)any default, misrepresentation, negligence, breach of contract or misconduct by any person;
(v)the Lessee dies or becomes incompetent or insolvent, or this Lease is disclaimed by a liquidator or trustee in bankruptcy;
(w)the receipt of a dividend after an Insolvency Event occurs in respect of a person or the payment of a sum or sums into the account of the Lessee or another person at any time (whether received or paid jointly, jointly and severally or otherwise); or
(x)if there is more than one Guarantor, if any other of them has not signed this Lease.
25.6Continuing liability
The liability of the Guarantor will continue until the Lessee has paid all moneys and performed all of the Lessee's other obligations under this Lease.
25.7Suspension of Guarantor's rights
(a)As long as the Lessee’s Obligations remain unperformed or other money payable under this Lease remain unpaid, the Guarantor may not without the consent of the Lessor:
(a)in reduction of its liability under this Lease, raise a defence, set off or counterclaim available to it, the Lessee or a co-surety or a co-indemnifier against the Lessor or claim a set-off or make a counterclaim against the Lessor;
(b)make a claim or enforce a right (including, without limitation, an encumbrance) against the Lessee or against their estate or property;
(c)prove in competition with the Lessor if an Insolvency Event occurs in respect of the Lessee whether in respect of an amount paid by the Guarantor under this Lease, in respect of another amount (including the proceeds of a security interest) applied by the Lessor in reduction of the Guarantor’s liability under this Lease, or otherwise; or
(d)claim to be entitled to any right of contribution, indemnity, subrogation or marshalling or otherwise to the benefit of a security interest or guarantee or a share in it now or subsequently held for the Lessee’s Obligations.
25.8Reinstatement of guarantee
If a claim that a payment, obligation, settlement, transaction, conveyance or transfer (or part thereof) to the Lessor in connection with this Lease or this clause is void or voidable (including, but not limited to, a claim under laws relating to an Insolvency Event or protection of creditors or for other reasons) is upheld, conceded or compromised, then:
(a)the Lessor is entitled immediately as against the Guarantor to the rights to which it would have been entitled under this clause as if the payment, obligation, settlement, transaction, conveyance or transfer had not occurred; and
(b)promptly on request from the Lessor, the Guarantor agrees to do any act and sign any document that is strictly required to restore to the Lessor any security interest or guarantee held by it from the Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.

98722748    page 123

25.9Assignment by Lessor
If the Lessor assigns its interest in this Lease or the Land, the Lessor may also assign the benefit of the Guarantor's obligations under this clause 25.
25.10Other securities and obligations of Guarantor
The Lessor’s rights under this Lease are additional to and do not merge with or affect and are not affected by:
(a)any security interest now or subsequently held by the Lessor from the Lessee, the Guarantor or any other person; or
(b)any other obligation of the Guarantor to the Lessor,
notwithstanding any rule of law or equity or any statutory provision to the contrary.
25.11Application of money
The Lessor may apply money paid by the Lessee or the Lessee’s estate, or the Guarantor or otherwise towards satisfaction of the Lessee Obligations in the manner it sees fit.
25.12Replacement of Lessee Parent Company Guarantee
Despite any other provision of this Lease:
(a)if the Lessee Corporate Structure undergoes a restructure, provided the Lessee complied with this Lease in respect of such restructure, the Lessee may deliver to the Lessor a replacement Lessee Parent Company Guarantee on identical terms to this clause 25 from, and duly executed by, the Lessee's ultimate listed parent entity; and
(b)with effect on the date the replacement guarantee which complies with the requirements of clause 25.12(a) is delivered to the Lessor, Atlassian Corporation Plc is released from all future obligations under the Lessee Parent Company Guarantee arising after that date and without limiting the effectiveness of that release, the Lessor agrees to promptly execute any documentation reasonably required by the Lessee or Atlassian Corporation Plc in order to more fully document that release.
25.13Limitation of liability
Notwithstanding anything else in this Lease:
(b)the maximum aggregate liability of the Guarantor arising out of or in connection with this Lease:
(1)will not exceed the liability which the Guarantor would have had to the Lessor in respect of the Lessee’s Obligations, if the Guarantor had been named in this Lease as being jointly and severally liable with the Lessee to the Lessor; and
(2)is subject to the limitations, exclusions, indemnities, defences which may be available to the Lessee under this Lease or any applicable Law; and
(b)nothing in this Lease is intended to render the Guarantor liable for the same loss twice for the one breach of the Lessee’s obligation to perform the Lessee’s Obligations under this Lease and the Lessor may not seek to recover under this clause 25 to the extent that it has recovered for the same loss for the same breach by the Lessee to perform the Lessee’s Obligations.

98722748    page 124

26Bank Guarantee
26.1Application of this clause 26
This clause does not apply whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Lessee under this Lease.
26.2Security for Performance
The Lessee must provide the Bank Guarantee to the Lessor as security for the performance by the Lessee of the Lessee's obligations under this Lease and any related agreement.
26.3Lessor may call on Bank Guarantee
If the Lessor (acting reasonably) determines that the Lessee is in default of this Lease, then the Lessor may call the Bank Guarantee without further notice to the Lessee.
26.4Replacement or additional Bank Guarantee
If the Lessor:
(a)calls on the Bank Guarantee, then no later than 7 days after the Lessor gives the Lessee a notice asking for it, the Lessee must deliver to the Lessor a replacement or additional Bank Guarantee so that the amount of that guarantee is equal to the Bank Guarantee Amount; or
(b)sells or transfers the Land, the Lessee must at the Lessor’s cost do whatever the Lessor reasonably requires to give the purchaser or transferee the benefit of the Bank Guarantee or provide to the purchaser or transferee a new Bank Guarantee in favour of the purchaser or transferee in exchange for the return of the Bank Guarantee previously provided.
26.5Return of Bank Guarantee
Subject to clause 26.3, the Lessor will return the Bank Guarantee to the Lessee 30 days after the date on which the Lessee has complied with all of its obligations under this Lease.

27Access Keys
27.1Where Access Keys are provided by the Lessor
(a)This clause only applies for so long as the Access Keys are provided by the Lessor.
(b)The Lessor must provide at no cost to the Lessee, not less than ONE (1) month prior to the Commencement Date, ONE (1) Access Key for every SIX (6) square metres of the Lettable Area of the Premises for the following:
(1)operating the Lifts in the Building outside Established Building Hours;
(2)opening the external doors giving access to the Building; and

98722748    page 125

(3)gaining access to the floors of the Building on which the Premises are located (including via any turnstiles or raceways) and any Licensed Areas.
(c)The Lessor must provide to the Lessee within a reasonable time after the Lessee’s request such additional or replacement Access Keys as the Lessee reasonably requires. The Lessee must pay to the Lessor the actual cost incurred by the Lessor in providing and programming Access Keys in excess of the number referred to in clause 27.1(b) and any replacement Access Keys requested by the Lessee from time to time (including but not limited to the actual cost of obtaining and activating the additional or replacement Access Keys and the actual cost of deactivating any lost Access Keys).
(d)Upon determination of this Lease, the Lessee must return to the Lessor or the Manager (as applicable) all Access Keys:
(1)referred to in clause 27.1(b) (if any);
(2)purchased by the Lessee under clause 27.1(c); or
(3)which have otherwise been issued to it,
other than those which have been lost or destroyed. The Lessee must pay to the Lessor within FIFTEEN (15) Business Days of demand the actual charge incurred by the Lessor for replacing Access Keys which have been lost or destroyed (or which are not otherwise returned by the Lessee to the Lessor upon determination of this Lease) including but not limited to the cost of obtaining and activating the replacement Access Keys and the cost of deactivating the lost or damaged Access Keys.
(e)The Lessee must not permit any Access Keys referred to in this clause to be duplicated.
(f)The Lessee must:
(1)provide Access Keys only to employees and invitees of the Lessee; and
(2)provide to the Lessor whenever reasonably requested an up to date list of persons to whom the Access Keys referred to in this clause have been issued. The Lessor must keep confidential the information provided to the Lessor pursuant to this sub-clause.

28Vending machines
(a)The Lessee may install and operate vending machines within those parts of the Premises which are designated as office floors provided that such vending machines or other devices are not visible or audible by other tenants or occupiers of the Building.
(b)The Lessee must remove the vending machines referred to in clause 28(a) from the Building prior to the expiration of this Lease or within TEN (10) Business Days after any sooner termination of this Lease.

29Interdependency

98722748    page 126

(a)    Subject to this clause 29, this Lease and each Other Lease (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23) are interdependent to the intent that:
(1)if this Lease terminates then the Lessor will have the right to terminate the Other Lease (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23);
(2)if any of the Other Leases (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23) terminate, then the Lessor will have the right to terminate this Lease;
(3)a default under this Lease will constitute a default under each Other Lease (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23);
(4)a default under an Other Lease (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23) will constitute a default under this Lease and each Other Lease; and
(5)this Lease and each Other Lease (other than a Retail Lease or a lease for a First Refusal Area granted in accordance with clause 23) must be assigned or transferred together to the same assignee or transferee.
(b)A reference in this Lease to a 'default' includes a default pursuant to this clause 29.
(c)Neither party shall be entitled to make any claim for compensation against the other party if this Lease is terminated pursuant to this clause 29 unless the claim relates to a prior breach.

30Breach or hindrance of Project Documents
[Drafting Note: to be inserted pursuant to Agreement for Lease.]

31Electronic Signatures
31.1Electronic signatures
Each party warrants that by entering into this Lease, it has unconditionally consented to:
(a)the requirements for a signature under any law being satisfied; and
(b)other parties executing this Lease,
by using any method of electronic signature permitted by law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
31.2Confirmation
If this Lease is signed by a party by use of an electronic signature, then that party:
(a)agrees that other parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and
(b)unconditionally consents to any method the other parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.

98722748    page 127

Schedule 1

Reference Schedule

Item 1	Land:	[Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 2	Premises:	Levels 7 to 38 of the Building and the Mezzanine and as shown in Exhibit 1 having an area of [Drafting Note: to be completed pursuant to agreement for lease.] square metres)
Item 3	Lessor:	Vertical First Pty Ltd ACN 636 939 985 as trustee for Vertical First Trust ABN 47 915 597 236 Address: Email: Attention: [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 4	Lessee:
Atlassian Pty Ltd ACN 102 443 916
Address:
Email: rwang@atlassian.com
with a copy to: legalfilings@atlassian.com.
For the avoidance of doubt, failure to issue a copy of a notice to this address will not invalidate a notice served in accordance with this Lease.
Attention: Ric Wang

Item 5	Commencing Date:	[Drafting Note: to be completed pursuant to Agreement for Lease.]

98722748    page 128

Item 6	Termination Date:	[Drafting Note: to be completed pursuant to Agreement for Lease, to reflect a 15 year initial term.]
Item 7	Option: Further Terms:

(c)First Further Term:
10 years expiring on [Drafting Note: to be completed pursuant to Agreement for Lease.]
(d)Second Further Term:
10 years expiring on [Drafting Note: to be completed pursuant to Agreement for Lease.]

Item 8	Base Rent:	Base Rent: $[Drafting Note: to be completed pursuant to Agreement for Lease.] (excluding GST) per annum.
Item 9	Permitted Use:
1Commercial offices, training, 9B building classification educational uses (in connection with sublet space only, and subject to the Lessee obtaining any required approvals from Authorities), university (but only for use by Major Universities and subject to the Lessee obtaining any required approvals from Authorities) and associated uses, subject to the Lessee obtaining any required approvals from Authorities (but excluding language colleges, pathway colleges, TAFEs and any privately owned educational businesses (other than in respect of a commercial office use only));
2ancillary accommodation related to the Lessee’s business (for example overnight accommodation for executives and staff);
3technology-related uses, including information technology laboratories;
4food and beverage for the Lessee’s use (which may be provided in house and includes service and sale of alcohol (subject to clause 9.1(d)), including ancillary retail; and
5any other use permitted by Law (subject to the Lessee obtaining any necessary Authority approvals) and that use having been approved by the Lessor pursuant to clause 9.1(b).

98722748    page 129

Item 10	Public Liability Policy:	$50,000,000.00 each and every occurrence.
Item 11	Lessee’s Proportion of Outgoings:	100%
Item 12	Base Rent Review:
	(a) Market Review:	The date of commencement of each Further Term
	(b) Fixed % Review:	1Date(s): On each anniversary of the Commencement Date during the Term and any Further Terms, other than the commencement date of a Further Term. 2Fixed Percentage: Four (4)%.
Item 13	Guarantor:	Atlassian Corporation Plc. Address: Email: Attention: [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 14	Naming Rights Fee:	$300,000 per annum, excluding GST

98722748    page 130

Schedule 2

Particulars of Outgoings

Section A – Definition of Outgoings
1Outgoings means all costs properly and reasonably incurred and paid or payable by the Lessor in connection with the Land or the Building including the costs itemised in Section B. For the avoidance of doubt, Outgoings does not include:
(a)costs of cleaning any part of the Building occupied for the time being by a lessee or licensee (other than the Facilities);
(b)any marketing costs, commission, legal fees, other consultants’ advice and similar charges paid to any person in connection with the sale, letting or licensing of any part of the Building;
(c)the Lessor’s income tax or capital gains tax or GST for which the Lessor is entitled to an input tax credit and surcharge land tax;
(d)any cost for which a particular lessee or licensee of the Building is responsible (including after hours’ air-conditioning);
(e)the cost of any structural work and costs treated by the Lessor (in good faith) in its accounting statements as capital expenses (but a repair by replacement of parts can be included in Outgoings);
(f)penalties, fines, charges and similar imposts relating to late payment by the Lessor;
(g)any costs associated with the Lessor’s financing arrangements including interest, fees and valuations;
(h)costs incurred due to a breach by the Lessor or breach by any other lessee or licensee of any lease;
(i)any amount which the Lessor is entitled to claim from a third party under any warranties relating to the Building;
(j)Consequential Loss;
(k)any amount that is otherwise paid by the Lessee elsewhere in this Lease, or is the responsibility of the Lessor and is expressly stated to be not included in Outgoings under this Lease; and
(l)any costs which relate solely to the Retail Section of the Building.
2Despite any other provision of this Lease, Outgoings include a share (determined in accordance with Section C of this Schedule) of any costs incurred by the Lessor which are paid or payable for or properly attributable to insuring, repairing, maintaining, cleaning, managing, administering, supervising, keeping secure or providing services or facilities for those parts of the Complex made available for use in common by lessees and licensees of the Complex or by members of the public (Shared Facilities), including any shared management costs under the Building Management Statement.

98722748    page 131

3In this Schedule, ‘costs’ means all assessments, charges, costs, duties, expenses, fees, levies, rates, taxes, wages and outgoings.
4Where an amount is received by the Lessor from a tenant or licensee of the Building in respect of a cost which is included in Outgoings, the amount received by the Lessor must be credited against the relevant Outgoing.
Section B – Particulars of Outgoings
Subject to Section A of this Schedule 2, Outgoings means:
1    Rates and Taxes
All rates and taxes (including land tax, calculated on the taxable value of the Land on a single holding basis), assessments and charges (including charges for water and sewerage usage, drainage, trade waste and fire services), fees and levies and impositions and duties of any Authority, body, department, government or instrumentality assessed, charged, imposed or levied in respect of the Building, the Land or services to the Building, the Complex or the Land (regardless of ownership) but excludes the parking space levy.
2    Insurance
Insurance premiums, applicable taxes and reasonable brokers fees or commission for:
(a)insurance of the Building (but not to the extent that such insurance exceeds its full insurable reinstatement value);
(b)insurance of the Building, all services in the Building and the Lessor against other risks relating to the Lessor’s interest in the Building (including public liability, consequential and economic loss, machinery breakdown and any other insurance incidental to ownership, repair, maintenance, management and security of the Building, the Complex and the Land (or any of them)) as are normal and appropriate for a Complex of this type; and
(c)workers compensation insurance for people performing functions in relation to the Building (where applicable, adjusted to reflect the proportion of time spent in relation to the Building and to other activities).
3    Repairs, maintenance, audits and reporting
(a)Costs of maintaining and repairing (including repair by replacement of parts) the Building, the Facilities, the Common Areas, plant rooms, cleaners’ rooms, security or fire control rooms, service ducts and risers (and fixtures, fittings and furnishings in them) (including painting them).
(b)Costs of carrying out safety and environmental audits in respect of the Building or the Land and reporting in relation to environmental and related issues where required by Law.
(c)Costs of carrying out indoor air quality testing in the Building.
(d)Costs of carrying out pest control in the Building, including in the Premises and the Floor Common Areas.
4    Services
Costs of maintaining and repairing (including repair by replacement of parts) the following in or of the Building or the Land and providing services in respect of:
(a)the UPS rooms in the Building;
(b)the Lifts and any elevators servicing the Building;
(c)the air-conditioning plant and equipment;

98722748    page 132

(d)the fire protection services, sprinkler and fire alarm installation;
(e)building automation systems;
(f)landscaping, planting, weeding and maintaining any gardens, lawns, plants and flowers in Common Areas;
(g)landscaping, gardening, planting, weeding and maintaining any gardens, lawns, plants and flowers for the External Landscaped Areas (Non Occupiable);
(h)security, control, tenant liaison services and systems for the Building;
(i)control of pests in Common Areas;
(j)operations management services for the Building;
(k)the auditor’s certificate pursuant to clause 7.3(a)(2);
(l)all other services provided in respect of the Building and the Land (or either of them); and
(m)services under the Building Management Plan, as may be varied under clause 3.7.
5    Management
(a)The costs of engaging a Manager for the Building and the Land.
(b)Wages, salaries, benefits, bonus payments, staff training costs, income tax and other payroll taxes, superannuation contributions and other amounts of compensation relating to the employment of the persons and staff managing the Building and the Land (whether or not such sums are paid before, during or following termination of employment).
(c)Costs associated with the establishment, implementation and operation of the Building Management Committee and any Precinct Management Committee (or like entity).
6    Energy Costs and condenser water
(a)All costs for electricity, gas, oil and any other source or type of energy, power or fuel in respect of the Building or the Land but excluding any component of this which is payable by an occupier of the Building.
(b)All costs for condenser water in respect of the Building or the Land.
(c)The actual and properly incurred costs of any external consultant engaged by the Lessor in connection with the supply of electricity, gas, oil and any other source or type of energy, power or fuel in respect of the Building or the Land.
7    Cleaning
All costs:
(a)for providing toilet and washroom requisites and stocking and restocking consumables in the Facilities (but excluding Common Areas of the Building which are dedicated solely for retail use and excluding Floor Common Areas);
(b)of cleaning:
(1)all toilets, basins, taps and associated appurtenances in the Facilities (but excluding the Common Areas of the Building which are dedicated solely for retail use and excluding the Floor Common Areas);
(2)the interior and exterior surfaces of all windows in the Building;

98722748    page 133

(3)the Facilities;
(4)the Licensed Areas;
(5)all Common Areas including the plant rooms, cleaners' rooms, security or fire control rooms, service ducts and risers, other areas (except those occupied for the time being by a tenant or licensee or comprising vacant office premises) cleaned in the Building (including all fixtures, fittings and furnishings in them and garbage and refuse removal and the cost of any licence or permit for disposal of waste from the Building) but excluding the Floor Common Areas; and
(c)associated with the removal of rubbish and recycling from the Building.

98722748    page 134

Section C – Apportionment of Outgoings
1The Lessee acknowledges and agrees that:
(a)where a cost relates solely to the Commercial Tower, the Lessor will apportion the whole of that cost to the Commercial Tower and the cost will form part of the Outgoings for the purposes of this Lease;
(b)where a cost relates solely to the Retail Section of the Building, the Lessor will apportion the whole of that cost to the Retail Section of the Building and the cost will not form part of the Outgoings for the purposes of this Lease; and
(c)where a cost relates to both the Commercial Tower and the Retail Section of the Building or relates to a service or Shared Facility which benefits both the Commercial Tower and the Retail Section of the Building (Whole of Building Outgoings), the Lessor will apportion the Whole of Building Outgoings between the Commercial Tower and the Retail Section of the Building by allocating:
(1)a percentage of the Whole of Building Outgoings to the Commercial Tower based on the area that the Lettable Area of the Commercial Tower bears to the Lettable Area of the Building, with the intention that the costs allocated to the Commercial Tower will be borne by the tenants of the premises in the Commercial Tower in each of their respective lessee's proportions; and
(2)a percentage of the Whole of Building Outgoings to the Retail Section of the Building based on the area that the Lettable Area (Retail) of the Retail Section of the Building bears to the Lettable Area of the Building, with the intention that the costs allocated to the Retail Section of the Building will be borne by the tenants of the premises in the Retail Section of the Building in each of their respective lessee's proportions.
2Within a reasonable time after written request by the Lessee, the Lessor must provide the Lessee with reasonable details (and the apportionment) of any actual or prospective Outgoings which are shared with other parts of the Complex which are not part of the Building.
3Only those costs apportioned to the Commercial Tower are Outgoings for the purposes of contribution from the Lessee under this Lease, with the intention being that the costs apportioned to the Commercial Tower will be borne by the lessees of the premises in the Commercial Tower in each of their respective lessee’s proportions.
4This section applies despite any other provision of this Lease.

98722748    page 135

Schedule 3

ESD – Fitout and Operational Requirements

98722748    page 136
ME_187240604_36

Schedule 4

Reviews of Base Rent

Part A – Market Review Process

1Interpretation and time to be of the essence
(a)In this Lease, unless the context otherwise requires:
(1)Comparable Face Rents means rental amounts payable by a lessee to a lessor under leases for premises comparable to the Premises, taking into account the respective amounts of any Incentive in relation to those leases (for example, rent for a lease where no Incentive or a lesser (comparative) Incentive has been given than that given in respect of a lease commencing on the subject Market Review Date should notionally be adjusted upwards for the purposes of comparison to form a face rent);
(2)Current Base Rent means the face market rent of the Premises as at the subject Market Review Date determined on the basis set out in clause 5 of this Schedule;
(3)Current Basement Storage Area Licence Fee means, if any additional Basement Storage Area has been licensed to the Lessee under clause 17.4 during the Term, the current market licence fee for that additional storage area determined on the basis set out in clause 5 of this Schedule;
(4)Current Incentive means the current market Incentive for the Premises as at the subject Market Review Date determined on the basis set out in clause 5 of this Schedule;
(5)Current Naming Rights Fee means the current market licence fee for the naming rights contemplated in clause 20.1(a) determined on the basis set out in clause 5 of this Schedule (excluding clause 5.1(b)(6) of this Schedule and without taking into account any notice that may have been served by the Lessee under clause 20.1(c));
(6)Criteria means the criteria in clause 5.1 of this Schedule;
(7)Further Term Incentive Deed means a deed to document the Current Incentive referred to in clause 5.3(c) of this Schedule;
(8)Umpire means the Valuer that is appointed under clause 3.2(a) of this Schedule;
(9)Valuer means a person satisfying the criteria in clause 2 of this Schedule; and
(10)a reference to a clause is a reference to a clause in this Schedule.

98722748    page 137

(b)In this Schedule, time is of the essence. Failure to observe any time limit in this Schedule is a failure to discharge the relevant obligation or exercise the relevant right.
(c)In this Schedule, a reference to the appointment of a Valuer means that the Valuer accepts its appointment in writing.
(d)Despite any other provision of this Lease:
(1)the parties agree to direct the Umpire to act in accordance with this Schedule (and in particular, clause 5 of this Schedule);
(2)the Umpire who agrees or determines the Current Base Rent and (where relevant) the Current Incentive must notify the Lessor and the Lessee of their determination (including their methodology, respective weightings and the comparable evidence on which they have relied); and
(3)the Umpire appointed by the President of the API may, at his or her discretion, speak to both the Lessor and the Lessee in an endeavour to obtain a full understanding of this Lease.

2Essential qualifications of valuer
(a)Each Valuer must be a person who is a full member of the API at all times during his or her appointment under this Lease and who has (at the date of his or her appointment) not less than TEN (10) years’ practice as a registered valuer valuing commercial office premises similar to the Premises in the central business district of the City of Sydney (or if an expert with such experience is not available, a full member of the API who has not less than FIVE (5) years’ practice as a registered valuer valuing commercial office premises similar to the Premises in the central business district of the City of Sydney). Any purported appointment as a Valuer of a person not so qualified is ineffective.
(b)In agreeing or determining the Current Base Rent and the Current Incentive, each Valuer must act as an expert and not as an arbitrator. Any laws relating to arbitration do not apply.

3Lessor and Lessee to each appoint valuer
3.1Appointment of Valuers
(a)Each of the Lessor and the Lessee must within TEN (10) Business Days after expiry of the period for the Lessee to serve a Withdrawal Notice under clause 19.2(b)(1) of the Lease appoint a Valuer to determine:
(1)the amount which the Valuer believes is the Current Incentive for the Premises having regard to the annual face market rent referred to in paragraph (2) and clause 5 of this Schedule; and
(2)the amount which the Valuer believes is the Current Base Rent for the Premises as at the relevant Market Review Date based on the Criteria, and within FIVE (5) Business Days of receiving a Valuer’s determination of the items in (1) and (2) above, each of the parties must provide a copy of that valuation to the other and clause 19.2(c) of the Lease will then apply.

98722748    page 138

(b)Each of the Lessor and the Lessee must instruct the Valuer it appoints under clause (a) to give his or her determination (and the reasons for it) in writing to the Lessor or the Lessee (as applicable) within FORTY (40) Business Days after the date of the Valuer’s acceptance of the appointment.
(c)A party may make submissions to its appointed Valuer within FIFTEEN (15) Business Days after the Valuer accepts its appointment.
3.2 Appointment of Umpire
(a)If this clause applies, the Lessor and the Lessee must jointly appoint an independent Valuer that is not a Valuer appointed under clause 3.1 of this Schedule, to be agreed and jointly appointed by the parties (both to act reasonably) but failing agreement within TEN (10) Business Days after expiry of the period in clause 19.2(c) of the Lease, to a Valuer appointed by the President of the API at the request of either party to determine the items in clauses 3.2(a)(1) and (2) of this Schedule (Umpire).
(b)The parties must:
(1)appoint and instruct an Umpire to give his or her determination (including the methodology used by the Umpire and the comparable evidence on which the Umpire has relied) in writing to the Lessor and the Lessee within FORTY (40) Business Days after the date of the Umpire’s acceptance of the appointment; and
(2)give to the Umpire the respective valuations obtained pursuant to clause 3.1 of this Schedule.
(c)The parties acknowledge and agree that:
(1)either party may make a submission to the Umpire (but must simultaneously provide a copy of that submission to the other party);
(2)the Umpire’s determination is final and binding on the parties (except in the case of manifest error); and
(3)in making his or her determination, the Umpire shall consider any written submissions made to the Umpire by or on behalf of the parties provided that such submissions have been given to the Umpire within FIFTEEN (15) Business Days after the acceptance of the appointment by the Umpire.

4Cost of valuers
(a)Each party must pay the costs, fees and expenses of the Valuer it appoints under clause 3.1 of this Schedule.
(b)Each party must pay one half of the costs, fees and expenses of the Umpire appointed under clause 3.2 of this Schedule.

5Criteria for determining the Current Base Rent and Current Incentive

98722748    page 139

5.1Criteria and assumptions
The annual face market rent of the Premises at the subject Market Review Date and (where relevant) the current market Incentive for the Premises at the subject Market Review Date must (subject to clause 5.3) be determined on the basis of the following criteria:
(a)the following matters must be taken into account:
(1)where applicable, the written submissions of the parties but only if the submissions are given to the Valuer or the Umpire within the time periods set out in this Schedule;
(2)(subject to clause 5.1(b)(5) of this Schedule) the provisions of the lease commencing on the Market Review Date;
(3)face rents as at the Market Review Date in respect of any comparable premises;
(4)the Permitted Use as at the Market Review Date and have regard to any other use to which the Premises may be lawfully put; and
(5)the total amount of space leased by the Lessee under any leases in the Building in respect of which the market rent is being determined (and determine that rent as if there were one lease in respect of all such premises), excluding any lease of the Trapped Retail Area or the Retail Area (or part thereof);
(b)the following matters must not be taken into account:
(1)the value of the Lessee’s Equipment and the Fitout Equipment, regardless of who paid for them;
(2)any Incentives granted to the Lessee under this Lease or under the Agreement for Lease and any Incentives available for comparable premises in comparable locations;
(3)rents in respect of any sub-letting of or concessional occupational arrangement in respect of any comparable premises (except where they are sub-letting arrangements as a result of ground leases);
(4)the value of any goodwill attached to the Premises due to the Lessee’s occupation of or business in the Premises;
(5)the value of any rights in relation to the Licensed Areas granted to the Lessee in respect of which a separate Licence Fee is payable under this Lease; and
(6)the value of any naming and signage rights granted to the Lessee under clause 20;
(c)the following assumptions must be made:
(1)that the Premises are vacant and available for immediate occupation and use between a willing but not anxious lessor and a willing but not anxious lessee;
(2)that the Lessee has complied with its obligations under this Lease (and that any adverse effect on the condition or rental value of the Premises arising out of a breach of this Lease by the Lessee (or any sub lessee or Lessee’s Predecessors) is deemed not to have occurred);
(3)that if the Premises or any other part of the Building has been destroyed, damaged, rendered inaccessible or are being refurbished or are in need of repair, they are deemed to have been fully repaired and restored;
(4)that if there is any current failure of the services to or in the Premises or any other part of the Building, they are deemed to have been fully repaired and restored;

98722748    page 140

(5)that, for the purpose of determining the annual market rent (and, where relevant, the market Incentive) the term commencing on the Market Review Date is deemed to be a TEN (10) year term; and
(6)the Current Base Rent and the Current Incentive must be assessed and only Comparable Face Rents are relevant and to be taken into account in determining the Current Base Rent. The value of the market Incentive must be assessed in light of comparable transactions and take into account the method of payment of the Current Incentive under clauses 5.1(c)(5), 5.3 and 6 of this Schedule when compared with the various alternative methods in which market Incentives are paid in the market.
5.2Other relevant matters to be taken into account
Despite any other provision of this Schedule, any person may take into account any other criteria which may, in that person’s opinion, be relevant to his determination of the annual face market rent of the Premises and (where relevant) current market Incentive as at the subject Market Review Date, but must not take into account anything which is not consistent with the Criteria listed in clause 5.1 of this Schedule (which are in random order and no significance or priority is to be attached to that order).
5.3Calculation and documentation of Current Incentive
Despite any other provision of this Schedule, after the Current Incentive has been determined on the basis of the assumption in clause 5.1(c)(5) and 5.1(c)(6):
(a)the Current Incentive will be expressed as a percentage of the total rent payable for the relevant Premises over the assumed TEN (10) year term referred to in clause 5.1(c)(5);
(b)the Current Incentive for the purpose of the lease commencing on the Market Review Date will then be calculated by multiplying the percentage referred to in clause 5.3(a) by the total rent payable for the relevant Premises over the actual term commencing on the Market Review Date; and
(c)the Lessor, the Lessee and the Guarantor (where a guarantee and indemnity is required to be provided in clause 25) must, at the same time as they sign the lease(s) for the Further Term, negotiate, agree and sign a side deed to document the Current Incentive, prepared by the Lessor on terms acceptable to the Lessor and the Lessee (each acting reasonably).

6Payment of Current Incentive
(a)Subject to this clause 6, the Current Incentive for each lease for a Further Term must be applied by one or more of the following methods at the Lessee’s election made by giving notice to the Lessor:
(1)equal monthly reductions to each instalment of the Base Rent payable over the Further Term; or
(2)a fitout contribution, capped at twenty-five percent (25%) of the Current Incentive, which must be applied over the first TWO (2) years of the Further Term with the balance of the Incentive applied as a rent abatement spread equally over the Further Term, to a maximum aggregate of the Current Incentive. The Lessor and the Lessee acknowledge and agree that, where the Lessee exercises its option in respect of more than one Habitat, the Lessee will be entitled to make a single election in respect of the application of the aggregate Current Incentive and that election will apply in respect of the Current Incentive for each lease for a Further Term. If

98722748    page 141

any part of the Current Incentive is taken as fitout contribution, any fitout funded by the fitout contribution must be of a depreciable nature and will be owned by the Lessor as determined by adopting the same process as is set out in clauses 13.9 to 13.12 (inclusive) of the Agreement for Lease which applied with respect to the Fitout Equipment funded by the Incentive Amount.
(c)If, due to the Lessee's default, the Lease for the Further Term is terminated prior to expiry of the Further Term in accordance with its terms, then the Lessee must pay to the Lessor a proportion of the Current Incentive paid as a fitout contribution calculated as follows:
$A = × B
where
A =    the amount of the Current Incentive applied as a fitout contribution to be repaid to the Lessor;
B =    the amount of the Current Incentive applied as a fitout contribution;
C =    the number of days remaining in the Further Term
D =    the total number of days in the Further Term
(d)Despite any other provision of this Lease:
(1)the Lessor is not required to pay or provide any part of the Current Incentive until it is agreed or determined under this Schedule;
(2)the Lessor is not required to pay or provide any part of the Current Incentive agreed or determined under this Schedule in respect of the Market Review Date on the date of commencement of the Further Term unless and until all of the following have occurred:
(A)the lease for the Further Term and Further Term Incentive Deed have been agreed by the Lessor and the Lessee and executed by the Lessee and Guarantor (where a guarantee and indemnity under clause 25 is required to be provided);
(B)the New Lease Commencement Date has occurred; and
(C)the Lessee has notified the Lessor how it wishes to receive the benefit of the Current Incentive which must be no later than 12 months before the New Lease Commencement Date (or where the Current Incentive has not yet been agreed or determined by this point in time, within such reasonable period following such agreement or determination (as agreed between the parties, acting in good faith).

98722748    page 142

Schedule 5

Pet Policy

98722748    page 143

Schedule 6

Performance Criteria

98722748    page 144

Schedule 7

Caveat

98722748    page 145

Schedule 8

Consent Letter

98722748    page 146

Schedule 9

PCA Matrix

98722748    page 147

Signing Page

Executed as a deed [Drafting Note: Execution blocks to be updated to reflect LRS requirements.]

Lessor

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Vertical First Pty Ltd in its capacity as trustee of the Vertical First Trust

Authority	section 127 of the Corporations Act 2001 (Cth)

Signature of authorised person	Signature of authorised person

Name of authorised person	Name of authorised person
Director	Director/Secretary
Office held	Office held

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

98722748    page 148

Lessee

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Atlassian Pty Ltd

Authority	section 127 of the Corporations Act 2001 (Cth)

Signature of authorised person	Signature of authorised person

Name of authorised person	Name of authorised person
Director	Director/Secretary
Office held	Office held

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

98722748    page 149

Guarantor

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Atlassian Corporation Plc
Authority

Signature of Director	Signature of Secretary

Name of Director	Name of Secretary

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

98722748    page 150

Schedule 3

Completion of Lease

1Completion of Lease
(a)The Landlord must prior to execution complete the Lease by inserting:
(1)the description of the Premises and the then current description of the Land in item (A) of the Lease Form;
(2)the Commencing Date in item G(2) of the Lease Form and Item 5 in the Reference Schedule in Schedule 1 of the Lease;
(3)the date that is one (1) day less than fifteen (15) years after the Commencing Date (Termination Date), in item G(3) of the Lease Form and Item 6 in the Reference Schedule in Schedule 1 of the Lease;
(4)the date of the Lease on the first page of Annexure A of the Lease;
(5)in the following definitions:
(A)‘Agreement for Lease’, the date of this Agreement;
(B)‘External Terrace Areas (Occupiable)’, if interconnecting stairs between Level 38 and Level 39 of the Building are not installed, the description of this term is to be amended by excluding Level 39; and
(C)‘YHA Stratum’, the then current title details of the stratum for the YHA Arrangements that is created under the Subdivision Documents;
(6)in clause 16.3(a), the provisions determined under clause 1(f) of this Schedule 3;
(7)in clause 20.2(b)(2)(B), the provisions determined under clause 1(f) of this Schedule 3;
(8)in the reference schedule in Schedule 1 of the Lease:
(A)in Item 1, the then current title description of the Land;
(B)in Item 2, the Lettable Area of the Premises as determined under clause 17A.3(a)(1) and any other changes to reflect the then current description of the Premises (if different from the existing description);

99114469	Agreement for Lease	page 151	page 151

(C)in Item 3, the then current notice details for the Landlord (including its address, email address and to whom notices to the Landlord should be addressed), as advised by the Landlord in writing;
(D)in Item 4, the then current notice details for the Tenant, (including its address, email address and to whom notices to the Landlord should be addressed), as advised by the Tenant in writing;
(E)in Item 7(a), the date that is 10 years after the Termination Date;
(F)in Item 7(b), the date that is 20 years after the Termination Date;
(G)in Item 8, the Base Rent; and
(H)in Item 13, the then current notice details for the Guarantor, (including its address, email address and to whom notices to the Guarantor should be addressed), as advised by the Guarantor in writing;and
(9)In the following Exhibits:
(A)Exhibit 1: the as constructed plans of the Premises, showing the Type A Office Area, Type B Office Area and Type C Office Area;
(B)Exhibit 2: the as constructed plans showing the Retail Area;
(C)Exhibit 3: the as constructed plan of the Commercial Tower;
(D)Exhibit 4: the Rules prepared and agreed between the Landlord and the Tenant (or otherwise determined) under clause 3.8;
(E)Exhibit 6: the Fitout Guide prepared and agreed between the Landlord and the Tenant (or otherwise determined) under clause 3.9;
(F)Exhibit 11: the as constructed plans showing the Licensed Areas, including (subject to clause 1(c) of this Schedule 3) the location of the Sky Signage Area as approved by the Landlord and in accordance with the relevant Approvals, and the Dedicated Loading Bay, the Dedicated Facilities Area, the External Terrace Areas (Occupiable) and the External Landscaped Areas (Non Occupiable);
(G)Exhibit 13: the Building Management Plan as developed under clause 22.4;
(H)Exhibit 14: the as constructed plans showing the basement storage areas in the Building, excluding the Basement Storage Area;
(I)Exhibit 15: the as constructed plans showing the Trapped Retail Area;

99114469	Agreement for Lease	page 152

(J)Exhibit 17: a list of Fitout Works paid for from the Incentive Amount and which belongs to the Landlord; and
(K)Exhibit 18: the Retail Plan as developed under clause 41;
(10)in Schedule 3, the ESD Fitout and Operational Requirements prepared and agreed between the Landlord and the Tenant (or otherwise determined) under clause 3.9;
(11)any other details necessary to complete the Lease.
(b)Prior to execution, the Landlord may make any other amendments to the Lease approved by the Landlord and the Tenant (each acting reasonably) including:
(1)correcting any typographical and cross-referencing errors;
(2)completing any blank spaces;
(3)attaching any missing attachments; and
(4)amending any Schedules or Exhibits to the Lease as may be required as a result of the Works, the Tenant Works or the final design specification for the Building, including (without limitation) the PCA Matrix in Schedule 9;
(c)If the Tenant cannot obtain the required Approvals for the the sky signage area or the sky signage (as approved by the Landlord in accordance with clause 8), then prior to execution the Landlord may amend the Lease by:
(1)deleting the definition of 'Sky Signage Area';
(2)deleting clause 17.6 of the Lease;
(3)deleting all references to the 'Sky Signage Area' in the Lease; and
(4)removing any plans of the Sky Signage Area from Exhibit 11 to the Lease;
(d)If the Rules prepared and agreed between the Landlord and the Tenant (or otherwise determined) under clause 3.8 do not include the Landlord's sustainability requirements for the Building then prior to execution, the Landlord may amend clause 21 of the Lease by:
(1)deleting references to the Rules; and
(2)making such amendments to the clause as required by the Landlord and approved by the Tenant (both acting reasonably) to include the Landlord's reasonable sustainability requirements for the Building;
(e)If, as a result of the Works or the Tenant Works, the Landlord's sustainability requirements for the Building change, then the Landlord may prior to execution, amend clause 21 of the Lease as required by the Landlord and approved by the Tenant (each acting reasonably) to include the Landlord's updated reasonable sustainability requirements for the Building.
(f) If, as at the Commencement Date:
(1)any or all of the Project Documents are still on foot; or
(2)the Landlord has subsisting obligations under the Project Documents, then prior to execution, the Landlord must amend the Lease by inserting:

99114469	Agreement for Lease	page 153

(3)a new definition of 'Project Documents' in clause 1.1 of the Lease, to be the Project Documents within the categories described in (c)(1) and (c)(2); and
(4)such amendments to clause 16.3(a) of the Lease as are required and agreed by the Tenant (acting reasonably) to identify any subsisting obligations of the Landlord and/or the Developer under the Project Documents with respect to the Available Risers;
(5)such amendments to clause 20.2(b)(2)(B) of the Lease as are required and agreed by the Tenant (acting reasonably) to identify any subsisting obligations of the Landlord and/or the Developer under the Project Documents with respect to the signage rights for the Building; and
(6)clause 23.5 as a new clause 30 to the Lease, with such amendments as required to amend the clause so that it applies to the Lease rather than this Agreement including by:
(A)deleting all references to the Developer;
(B)replacing all references to 'this Agreement' with 'this Lease';
(C)replacing all references to the 'Independent Certifier' with an 'independent expert'; and
(D)deleting clauses 23.5(d), 23.5(e) and 23.5(f).

2Completion of Retail Lease
(a)The Landlord must prior to execution complete the Retail Lease by inserting:
(1)the description of the relevant shop in the Trapped Retail Area including the relevant shop number and the then current description of the Land in item (A) of the Lease Form;
(2)the Commencing Date in item G(2) of the Lease Form and Item 3 in the Commercial Terms Schedule of the Retail Lease;
(3)the date that is one (1) day less than fifteen (15) years after the Commencing Date (Retail Termination Date), in item G(3) of the Lease Form and Item 4 in the Commercial Terms Schedule of the Retail Lease;
(4)the date of the Retail Lease on the first page of Annexure A of the Retail Lease;
(5)the relevant shop number on the first page of Annexure A of the Retail Lease;
(6)in the Commercial Terms Schedule of the Retail Lease:
(A)for the Landlord’s details in the ‘Parties’ section, the then current notice details for the Landlord (including its address, email address and to whom notices to the Landlord should be addressed), as advised by the Landlord in writing;
(B)for the Tenant’s details in the ‘Parties’ section, the then current notice details for the Tenant (including its address, email address and to whom notices to the Tenant should be addressed), as advised by the Tenant in writing;

99114469	Agreement for Lease	page 154

(C)for the Guarantor’s details in the ‘Parties’ section, the then current notice details for the Guarantor (including its address, email address and to whom notices to the Guarantor should be addressed), as advised by the Guarantor in writing;
(D)in Item 2(b), the then current title description of the Land;
(E)in Item 2(c), the relevant shop number;
(F)in Item 5, the Base Rent calculated at the rate of [***] per square metre of the Lettable Area (Retail) of the Trapped Retail Area as determined under clause 17A.3(a)(2), that relates to the relevant shop;
(G)in Item 7(a), the Commencing Date of the First Further Term, being the date that is the day following the Retail Termination Date;
(H)in Item 7(a), the Expiry Date of the First Further Term, being the date that is 10 years after the Retail Termination Date (First Further Term Expiry Date);
(I)in Item 7(b), the Commencing Date of the Second Further Term, being the date that the day following the First Further Term Expiry Date;
(J)in Item 7(b), the Expiry Date of the Second Further Term, being the date that is 20 years after the Retail Termination Date; and
(K)in Item 8, the proportion expressed as a percentage that the Lettable Area (Retail) of the relevant shop in the Trapped Retail Area bears to the Lettable Area (Retail) of the Retail Areas as surveyed under clause 17A.3(a)(2) and (3) .
(7)in the definition of ‘Agreement for Lease’ in clause 1.1, the date of this Agreement;
(8)in the definition of 'YHA Stratum' in clause 1.1, the then current title details of the stratum for the YHA Arrangements that is created under the Subdivision Documents;
(9)in Schedule 1, the as constructed plans of the relevant shop in the Trapped Retail Area;
(10)in Exhibit 1: the as constructed plans showing the Retail Area;
(11)any other details necessary to complete the Retail Lease, including the plan of the Retail Area to be prepared as an exhibit to the Retail Lease.
(b)Prior to execution, the Landlord may make any other amendments to the Retail Lease approved by the Landlord and the Tenant (each acting reasonably) including:
(1)correcting any typographical and cross-referencing errors;
(2)completing any blank spaces;
(3)attaching any missing attachments; and
(4)amending any Schedules to the Retail Lease as may be required as a result of the Works.

99114469	Agreement for Lease	page 155

(c)If, as at the Commencement Date:
(1)any or all of the Project Documents are still on foot; or
(2)the Landlord has subsisting obligations under the Project Documents, then prior to execution, the Landlord must amend the Retail Lease by inserting:
(3)a new definition of 'Project Documents' in clause 1.1 of the Retail Lease, to be the Project Documents within the categories described in (c)(1) and (c)(2); and
(4)clause 23.5 as a new clause 33 to the Retail Lease, with such amendments as required to amend the clause so that it applies to the Retail Lease rather than this Agreement including by:
(A)deleting all references to the Developer;
(B)replacing all references to 'this Agreement' with 'this Lease';
(C)replacing all references to the 'Independent Certifier' with an 'independent expert'; and
(5)deleting clauses 23.5(d), 23.5(e) and 23.5(f).

99114469	Agreement for Lease	page 156

Schedule 5

Practical Completion
Practical Completion of Building
(a)If the date to achieve the YHA Practical Completion is due on or before the Date for Practical Completion, YHA Practical Completion has been achieved, other than for the Fit Out (as defined in the YHA Development Agreement).
(b)The Works are complete in accordance with this Agreement except for minor defects and omissions:
(1)the immediate making good of which is not (despite the Developer's or the Builder's reasonable endeavours) practical;
(2)which do not prevent the Premises or Common Areas from being reasonably capable of being used for their intended purposes;
(3)which do not cause any legal restriction to the use or occupation of the Premises; and
(4)the existence of which or rectification of which will not adversely affect the convenient use of the Premises, the Common Areas, the Facilities and the ground floor lobby for their intended purposes.
(c)All inspections and tests which are required to be carried out and passed under this Agreement before the Works are handed over to the Tenant and the Works can be occupied have been carried out and passed.
(d)All Base Building Services have been installed and are in proper working condition and order and have been tested and verified as performing as required in accordance with this Agreement both under normal operating conditions and under simulated emergency operating conditions and all shutdown functions perform in sequence without interruption or malfunction.
(e)All authorisations (other than an Occupancy Certificate) required to be obtained by the Developer to access, use and occupy the Building, the Premises and the Common Areas have been issued by the relevant Authorities and provided to the Tenant.
(f)The Developer has obtained and provided to the Tenant a copy of the Occupancy Certificate that would permit the occupation of the Building, the Premises and the Common Areas, unless the Developer is unable to obtain an Occupancy Certificate due to any Tenant Works.
(g)All the equipment, machinery, plant, vehicles and other things required or used to perform the Works have been removed from the Land, except as required for the completion of work relating to other tenancies (including fitting out those tenancies
(h)All debris, rubbish, building materials, hoardings and barricades have been removed from the Land, the Premises and Common Areas to be used by the Tenant and have been professionally cleaned, except to the extent the building materials, hoardings or barricades are required for the completion of work relating to other retail or commercial tenancies.
(i)All Building security systems are installed, completed, tested and operational and the Developer has given the Tenant all keys, access cards and security coding for the Building and Premises as required by the Lease.

99114469	Agreement for Lease	page 157

Schedule 6

Not used

99114469	Agreement for Lease	page 158

Schedule 16

Form of Retail Lease

99114469	Agreement for Lease	page 159

Form: 07L Licence: 03–09–102 Licensee: MinterEllison	LEASE New South Wales Real Property Act 1900	Leave this space clear. Affix additional pages to the top left–hand corner.
PRIVACY NOTE: Section 31B of the Real Property Act 1900 (RP Act) authorises the Registrar General to collect the information required by this form for the establishment and maintenance of the Real Property Act Register. Section 96B RP Act requires that the Register is made available to any person for search upon payment of a fee, if any.
STAMP DUTY	Revenue NSW use only

(A)TORRENS TITLE
Property leased
Certificate(s) of Title
[Drafting Note: to be completed pursuant to Agreement for Lease.]

PART being premises known as Shop No. __________, Atlassian Central, 8-10 Lee Street, Haymarket [Drafting Note: to be completed pursuant to Agreement for Lease.]

(B) LODGED BY	Document Collection Box 599D	Name, Address or DX, Telephone, and Customer Account Number, if any	CODE L
MinterEllison 1 Farrer Place, Sydney Telephone (02) 9921 8888	Customer Account Number: 123438S
Reference:

(C) LESSOR	VERTICAL FIRST PTY LTD ACN 636 939 985

The lessor leases to the lessee the property referred to above.

(D)	Encumbrances (if applicable):

(E) LESSEE	ATLASSIAN PTY LTD ACN 102 443 916
(F)	TENANCY:

(G)	1.	TERM:	15 years
2.	COMMENCING DATE:	[Drafting Note: to be completed pursuant to Agreement for Lease.]
3.	TERMINATING DATE:	[Drafting Note: to be completed pursuant to Agreement for Lease.]
4.	With two OPTIONS TO RENEW for a period of 10 years each
set out in clause 5 of ANNEXURE A
5.	With an OPTION TO PURCHASE set out in clause N.A. of N.A.
6.	Together with and reserving the RIGHTS set out in clause N.A. of N.A.
7.	Incorporates the provisions or additional material set out in ANNEXURE(S) A hereto.
8.	Incorporates the provisions set out in
No. N.A.
9.	The RENT is set out in clause No. 3 of Annexure A

MinterEllison | Ref: 1306106 ALL HANDWRITING MUST BE IN BLOCK CAPITALS	Page 1 of 58	Dexus retail lease

DATE:

SEE ANNEXURE A PAGE [##] FOR EXECUTION CLAUSES

Note: where applicable, the lessor must complete the statutory declaration below.
(I)    STATUTORY DECLARATION 1

I
solemnly and sincerely declare that–
1. The time for the exercise of option to renew in expired lease No. has ended; and
2. The lessee under that lease has not exercised the option.
I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the
Oaths Act 1900
Made and subscribed at in the State of New South Wales on
in the presence of of
☐ Justice of the peace (J.P. Number: ) ☐ Practising Solicitor
☐ Other qualified witness (specify)
≠ who certifies the following matters concerning the making of this statutory declaration by the person who made it:
1.    I saw the face of the person OR I did not see the face of the person because the person was wearing a face covering, but I am satisfied that the person had a special justification for not removing the covering; and

2. I have known the person for at least 12 months OR I have confirmed the person's identity using an identification document and the document I relied on was a........................................

Signature of witness:	Signature of applicant:

    As the services of a qualified witness cannot be provided at lodgment, the declaration should be signed and witnessed prior to lodgment. ≠ If made outside NSW, cross out the witness certification. If made in NSW, cross out the text which does not apply.

**s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.
MinterEllison | Ref: 1306106 ALL HANDWRITING MUST BE IN BLOCK CAPITALS	Page 2 of 58	Dexus Retail lease

Annexure A – Dexus retail lease
Shop _________, Atlassian Central, 8-10 Lee Street, Haymarket, NSW [Drafting Note: Shop number to be completed pursuant to Agreement for Lease.]

~*~

MinterEllison | Ref: 1306106	Page 3 of 58	Dexus retail lease

To UPDATE the table of contents, position your cursor in the TOC and PRESS F9. If you need to CREATE the table of contents click on the Generate ME TOC icon on the Agreement Deed tab above OR click on the References tab and select ME TOC.
© Dexus Property Services Pty Limited. Any reproduction of this document for use in relation to a non–DEXUS owned or managed building is not permitted unless it includes a prominent statement at the start of the document that states 'This is a variation of a Dexus standard form document'. Dexus otherwise reserves its rights. Any use of this document for the purposes of a lease will be at the parties own risk.

MinterEllison | Ref: 1306106	Page 4 of 58	Dexus retail lease

Commercial Terms Schedule

Date
Parties

Name	Vertical First Pty Ltd ACN 636 939 985 as trustee for the Vertical First Trust ABN 47 915 597 236
Short form name	Landlord
Notice details	c/– Dexus [Drafting Note: to be completed pursuant to Agreement for Lease.]
Attention: The Property Manager – Atlassian Central Email: [Drafting Note: to be completed pursuant to Agreement for Lease.]

Name	Atlassian Pty Ltd ACN 102 443 916
Short form name	Tenant
Notice details	[Drafting Note: to be completed pursuant to Agreement for Lease.]

Attention: Ric Wang
Email: rwang@atlassian.com
with a copy to: legalfilings@atlassian.com
For the avoidance of doubt, failure to issue a copy of a notice to this address will not invalidate a notice served in accordance with this Lease.

Name	Atlassian Corporation Plc.
Short form name	Guarantor
Notice details	[Drafting Note: to be completed pursuant to Agreement for Lease.]
Attention: [Drafting Note: to be completed pursuant to Agreement for Lease.] Email: [Drafting Note: to be completed pursuant to Agreement for Lease.]

Items

Item 1 (clause 29)	Trust Vertical First Trust ABN 47 915 597 236.

MinterEllison | Ref: 1306106	Page 5 of 58	Dexus retail lease

Item 2 (definitions of Building, Land and Premises in clause 1.1)
(a)Building
Atlassian Central, 8-10 Lee Street, Haymarket, NSW and the Landlord's improvements on the Land
(b)Land
The whole of the land in folio identifier ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
(c)Premises
Shop ________in the Building as shown on the plan in Schedule 1
[Drafting Note: to be completed pursuant to Agreement for Lease.]

Item 3	Commencing Date ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 4	Expiry Date ______________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 5 (definition of Rent in clause 1.1 and clause 3)	Rent $__________________per annum (plus GST) [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 6 (clause 3)
Fixed increase dates and percentage
(a)Fixed Increase Date(s):
On each anniversary of the Commencing Date during the Term and any Further Terms, other than the Commencing Date of each Further Term.
(b)Fixed Increase Percentage:
4%
(c)Market Review Dates:
Commencing Date of each Further Term

MinterEllison | Ref: 1306106	Page 6 of 58	Dexus retail lease

Item 7 (clause 5)
Further Terms
If Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is not the Tenant: Not applicable
Whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant:
(a)First Further Term:
Term: 10 years
Commencing Date: ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
Expiry Date: ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
(b)Second Further Term:
Term: 10 years
Commencing Date: ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
Expiry Date: ________________ [Drafting Note: to be completed pursuant to Agreement for Lease.]
Rent review at Commencing Date of each Further Term: Market Review Date

Dates and types of rent reviews during each Further Term: Fixed increase of 4% on each anniversary of the Commencing Date of each Further Term

Item 8 (clause 6)	Outgoings Proportion % [Drafting Note: to be completed pursuant to Agreement for Lease.]
Item 9 (clause 9)	Public liability insurance $20 million

MinterEllison | Ref: 1306106	Page 7 of 58	Dexus retail lease

Item 10 (clause 11)
Permitted Use
Whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant under this Lease:
(a)subject to clause 25.22, any use which is consistent with the Office Lease Permitted Use; and
(b)subject to the Tenant obtaining all necessary approvals from Authorities any retail use which:
(i)is approved by the Landlord (acting reasonably);
(ii)is permitted by law; and
(iii)does not contravene the Retail Plan.
If Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is not the Tenant under this Lease, then subject to the Tenant obtaining all necessary approvals from Authorities, any retail use which:
(a)is approved by the Landlord (acting reasonably);
(b)is permitted by law; and
(c)does not contravene the Retail Plan.

Item 11 (clause 11.4)	Trading Hours Subject to clause 25.2, Monday to Friday – 8.00am to 5.00pm
Item 12 (clause 11.6)	Trade Name The trading name for the Tenant's Business which is approved by the Landlord and complies with the Retail Plan.
Item 13 (definition of Bank Guarantee in clause 1.1 and clause 21)	Bank Guarantee Amount Not applicable whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant under this Lease.
Item 14 (clause 1.3)
Application of Act
Whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant: The Act does not apply
If Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is not the Tenant: The Act applies

Not used

MinterEllison | Ref: 1306106	Page 8 of 58	Dexus retail lease

Terms and conditions
1.Defined terms & interpretation
1.1Defined terms
The following definitions, together with those in the Commercial Terms Schedule, apply unless the contrary intention appears:
Act means the legislation in the State which regulates the leasing of retail premises.
Agreement for Lease means the agreement for lease dated [Drafting Note: to be completed under the AFL.] between:
(a)Dexus Property Services Pty Limited (ABN 66 080 918 252);
(b)the Tenant;
(c)the Landlord;
(d)Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust; and
(e)Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust; and
(f)Atlassian Corporation Plc.
Atlassian Group means:
(g)Lead Green Pty Ltd (ACN 636 939 994) in its capacity as trustee of the Lead Green Trust (ABN 28 354 409 197) (Lead Green);
(h)the Ultimate Holding Company of Lead Green and the Ultimate Holding Company of the trustee of Lead Green;
(i)any Subsidiary of the Ultimate Holding Company of Lead Green that is Controlled by the Ultimate Holding Company;
(j)any professional, third party trustee or custodian appointed by any entity referred to in paragraph (a) or (b) above, who acts entirely or substantially on directions given by an entity referred to in paragraph (a) or (b) above; or
(k)the trustee or responsible entity of a trust in which all of the beneficial interests (other than a nominal amount) are held directly or indirectly by any entity referred to in paragraphs (a) or (b) above, or any additional or replacement custodian of any of the foregoing.
Authority means any government department, local council or statutory authority or utility which has a right to impose a requirement or charge a fee in connection with the Premises, the Building, the Services or the Land.
Bank Guarantee means an irrevocable and unconditional undertaking from a major Australian trading bank carrying on business in the State approved by the Landlord which contains an expiry date that is not less than 12 months after the Expiry Date (see Item 4) and which is otherwise on terms acceptable to the Landlord (acting reasonably) and requiring the bank to pay on demand, whether by one or more requests, the amount in Item 13 (or any replacement or addition to it under clause 21).
Base Building NABERS Energy Rating means the rating that assesses greenhouse gas emissions consumed in supplying the Building central services in accordance with NABERS from time to time.

MinterEllison | Ref: 1306106	Page 9 of 58	Dexus retail lease

Building means the building in Item 2(a) and all other improvements (other than the Tenant's Property and property of other tenants in the Building) on the Land.
Building Management Plan means the plan of that name or nature adopted for the Building from time to time (if any), including under the Office Lease.
Building Management Statement means the registered building management statement relating to the Building, as amended from time to time.
Business Day means Monday to Friday, excluding NSW public holidays.
Common Areas means those parts of the Land or the Building which the Landlord intends for common use.
Caveat means the agreed form of caveat annexed at Schedule 7 to the Office Lease.
Commercial Tower means the Mezzanine and levels 7 to 38 (inclusive) of the Building.
Complex means the Building and the improvements in the YHA Stratum.
Consequential Loss means in respect of a breach of this Lease or an event, fact, matter or circumstance giving rise to a Liability:
(l)consequential, special, indirect, exemplary or punitive loss in relation to that breach or event, matter, fact or circumstance not arising naturally according to the usual course of things;
(m)business interruption or loss of production, use, business or revenue;
(n)loss of profit, revenue or the opportunity to earn profit (but not extending to Rent, Outgoings or other amounts payable by the Tenant to the Landlord under this Lease);
(o)loss of savings; and
(p)loss of goodwill,
but does not include any loss of rent, including loss of rental income which is due and payable by the Tenant under this Lease, Outgoings or other amounts payable by the Tenant under this Lease.
Control has the meaning given to it in section 50AA of the Corporations Act 2001 (Cth), except that in addition:
(q)an entity controls a second entity if the first entity would be taken to control the second entity, but for section 50AA(4) of the Corporations Act 2001 (Cth); and
(r)the references to “entity” in section 50AA of the Corporations Act 2001 (Cth) apply equally to trusts and partnerships.
Disclosure Statement means a disclosure statement for the purposes of the Act.
Electricity Information Guide means the guide provided by the Landlord disclosing information in relation to the Embedded Electricity Network and supply of electricity to the Tenant.
Embedded Electricity Network means a private electricity distribution network in the Building (that forms part of the national grid), used to supply electrical energy to tenants in the Building.
Emergency and Security Action and Communication Plan means the emergency and security action and communication plan adopted for the Building which, whilst the Tenant is a Major Lessee (as defined in the Office Lease), forms part of the Building Management Plan, and details the requirements of the parties and proposed plan of action (including communication methods) with respect to any actual or perceived threats to the security of the Building and occupants of the Building (including hostage scenarios and suspicious package scenarios) and emergency situations, read as if the Landlord and the Tenant were the landlord and tenant parties to that plan. If the Tenant is not a Major Lessee (as defined in the Office Lease), the Emergency and Security

MinterEllison | Ref: 1306106	Page 10 of 58	Dexus retail lease

Action and Communication Plan must be substantially consistent with the last plan in existence when the Tenant was a Major Lessee (as defined in the Office Lease).
Established Building Hours means the hours between 7.00am and 7.00pm on Business Days.
Excluded Person means a person or entity that is:
(s)a government department or instrumentality providing retail shop-front services or which has high public interface;
(t)an embassy, consulate, trade commission or similar representative office of a foreign country;
(u)an education or training provider (including language colleges, pathway colleges, TAFEs and any other privately owned educational businesses), other than a provider that will use the Premises (or part thereof, as applicable, depending on the nature of the dealing) as office space only;
(v)a person that the Landlord, acting reasonably, considers to be a security risk;
(w)in the business of weapons, arms and/or other offensive trades, other than where approved by the Landlord (and, in this respect, the Landlord must act reasonably if the entity will use the Premises (or part thereof, as applicable, depending on the nature of the dealing) as office space only); and/or
(x)a person excluded or prohibited from occupying the Building (or part thereof) under the Retail Plan, except whilst the connection between the Building and any development over or adjacent to Central Station is closed to the public such that the Premises is not publicly accessible.
Expiry Date means the date in Item 4.
Facilities means the showers, lockers and bicycle racks provided by the Landlord in the Building from time to time for the shared use of lessees of the Building.
Further Term means either of the further terms referred to in Item 7.
GST Law has the meaning given by the A New Tax System (Goods and Services Tax) Act 1999 (Cth), or, if that act does not exist, means any act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that act.
Hazardous Materials means any substance, gas, liquid, chemical, mineral or other physical or biological matter which is or may become toxic, flammable, inflammable or which is otherwise harmful to the environment or any life form or which may cause pollution, contamination or any hazard or increase in toxicity in the environment or may leak or discharge or otherwise cause damage to any person, property or the environment.
Incentive Amount means that part of the Incentive Amount (as that term is defined in the Agreement for Lease) allocated to this Lease in accordance with the Agreement for Lease.
Insolvency Event means the happening of any of these events in respect of a person (including a trust):
(y)it is (or states that it is) under administration or insolvent (each as defined in the Corporations Act 2001 (Cth));
(z)it is in liquidation, in provisional liquidation, under administration, wound up or has had a controller or similar person appointed, or the holder (or its agent) of any security interest takes, its property;
(aa)it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a

MinterEllison | Ref: 1306106	Page 11 of 58	Dexus retail lease

reconstruction or amalgamation while solvent on terms approved by the other parties to this deed);
(ab)an order has been made (and in the case of an application, it is not stayed, withdrawn or dismissed within 20 Business Days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of paragraphs (a), (b) or (c) above, except where an order is made or a resolution passed for the purpose of a reconstruction, amalgamation, merger or consolidation before that order is made where the reconstruction, amalgamation, merger or consolidation is implemented in accordance with the terms of the approval;
(ac)it is taken (under section 459F(1) of the Corporations Act 2001 (Cth)) to have failed to comply with a statutory demand;
(ad)it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act 2001 (Cth) (or it makes a statement from which another party to this deed reasonably deduces it is so subject);
(ae)it is otherwise unable to pay its debts when they fall due;
(af)it enters into a readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors, without the prior consent of the other party; or
(ag)something having a substantially similar effect to (a) to (h) happens in connection with that person under applicable laws of any relevant jurisdiction.
Institute means the division of Australian Property Institute incorporated in New South Wales.
Item means an item in the Commercial Terms Schedule.
Land means the land in Item 2(b) and any other land being used by the Landlord in conjunction with that land.
Landlord’s Employees and Agents means each of the Landlord's employees, officers and agents and the Landlord's contractors and invitees while the contractors and invitees are in the Premises or otherwise in the Building and under the Landlord's control.
Landlord's Property means all plant, equipment, fixtures, fittings, furniture, furnishings and other property which the Landlord provides in the Premises.
Lettable Area (Retail) means the lettable area calculated in accordance with the PCA Method of Measurement for Gross Lettable Area Retail (2008 Revision).
Lettable Area of the Building means the aggregate of the 'Lettable Area of the Commercial Tower' (as defined in the Office Lease) the Lettable Area (Retail) of the Retail Area from time to time.
Liabilities means each and every cost, expense, liability, claim and loss of any kind and all damages.
Mezzanine has the meaning given to that term in the Office Lease.
Make Good means, subject to clause 17.2, to remove from the Premises and the Building all of the Tenant's Property and, to the extent required by the Landlord, all fitout from the Premises regardless of who owns or installed the fitout and to make good the Premises back to a vacant shell including by making good any penetrations (including structural penetrations) and returning the Premises and Services in or relating to the Premises to their original condition before any alterations were made by or on behalf of or at the direction of the Tenant (or any predecessor of the Tenant under this Lease or, if this Lease was granted pursuant to an option for a further term under a prior lease, any such prior lease), and to comply with clause 13.2(c) and clause 13.2(d).

MinterEllison | Ref: 1306106	Page 12 of 58	Dexus retail lease

Manager means any person appointed from time to time by the Landlord and notified in writing to the Tenant to manage the Land and the Building and includes (unless the context otherwise requires) the agents, contractors and employees of that person. If no such person is appointed at the relevant time, it means the Landlord.
Market Review Date means each date specified as a 'Market Review Date' in Item 6(c).
NABERS means the National Australian Built Environment Rating System in the form in which it applies at the Commencing Date.
Office Lease means the lease between Vertical First Pty Ltd ACN 636 939 985 as trustee for the Vertical First Trust ABN 47 915 597 236 and Atlassian Pty Limited ACN 102 443 916 in respect of the premises known as Levels 7 – 38 of the Building dated on or around the date of this Lease.
Office Lease Permitted Use means the uses described in Item 9 of the reference schedule to the Office Lease. However:
(a)paragraph 5 of Item 9 of the reference schedule to the Office Lease; and
(b)the words 'and includes service and sale of alcohol' in paragraph 4 of Item 9 of the reference schedule to the Office Lease, will, subject to clause 25.22, only constitute part of the Office Lease Permitted Use for the purposes of this Lease where Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Major Lessee (as that term is defined in the Office Lease).
Other Retail Leases means any other lease between the Landlord as lessor and the Tenant as lessee, over a premises in the Retail Area.
Outgoings has the meaning given to it in Schedule 4 but, where the Act applies to this Lease, excluding any cost not recoverable under the Act.
Outgoings Year means each financial year ending on 30 June.
PMA means the 'Central 2000 Western Gateway Precinct Management Agreement' filed as Bk 4430 No 47 with NSW Land Registry, and dated 7 June 2004 or any replacement or amended precinct management agreement from time to time.
Premises means that part of the Building described in Item 2(c), the boundaries of which are as specified for measurement in the Property Council of Australia method of measurement for retail premises as at the date of this Lease. The Premises include the Landlord's Property.
Project Documents has the meaning given to that term in the Agreement for Lease.
Related Agreement means any fitout agreement, car parking licence, signage licence, naming rights licence, storage licence, communication site licence or other agreement or deed entered into by the Tenant in connection with this Lease.
Related Body Corporate has the meaning given to that term in section 50 of the Corporations Act 2001 (Cth).
Rent means the yearly amount in Item 5 as varied under this Lease.
Rent Day means the Commencing Date and, for each subsequent month, the first day of the month.
Retail Area means the areas shown on the plans in Exhibit 1 and any other parts of the Building which become available for retail use during the Term.
Retail Common Areas means those parts of the Land or the Building which the Landlord intends for common use by retail tenants in the Building.

MinterEllison | Ref: 1306106	Page 13 of 58	Dexus retail lease

Retail Plan means the plan of that name or nature adopted for the Building and being Exhibit [18] to the Office Lease, as may be varied from time to time (subject to clause 22(c) of the Office Lease).
Rules means the Landlord's rules relating to the management and care of the Building or the conduct of tenants, occupants and other persons in the Building or the use or occupation of the Building.
Security means a charge, mortgage, lien or pledge and/or a 'security interest' as defined in the Personal Property Securities Act 2009 (Cth).
Services means the services to or of the Building provided by Authorities or the Landlord including water, electricity (including electricity generated from renewable energy and low–carbon sources), greasy waste removal, air conditioning, lifts, security, vermin control and exhaust cleaning.
Specialist Retail Valuer means a valuer who:
(a)is a certified practising valuer with the Institute; and
(b)has at least 5 years' experience and at the time of appointment is actively engaged in valuing premises like the Premises and other retail shops.
State means the State or Territory in Australia in which the Premises are located.
Subsidiary has the meaning given in the Corporations Act 2001 (Cth), and, in addition:
(c)a trust may be a Subsidiary, for the purpose of which a unit or other beneficial interest will be regarded as a share and the ability to control the appointment or removal of the trustee is considered to satisfy the test set out above;
(d)a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation; and
(e)a limited partnership may be a Subsidiary of an entity if the entity or any of its Subsidiaries are the general partner of that limited partnership and the entity, together with any of its Subsidiaries, holds more than 50% of the partner interests in the limited partnership.
Sustainability Performance Standards has the meaning given to that term in the Agreement for Lease.
Sufficient Financial Standing means:
(f)in respect of an assignment effected pursuant to clause 25.11, the Landlord is satisfied (acting reasonably) that the assignee is a person that has sufficient financial capacity and standing and is capable of observing and performing the ongoing obligations of the Tenant under this Lease and one of the tests in paragraph (b) below is satisfied; and
(g)in respect of an assignment effected pursuant to clause 15.1 or clause 25.11, without limiting subclause (a) of this definition:
(i)the assignee has an investment grade credit rating of at least BBB- (on the Standard & Poor’s and Fitch scales) or Baa3 (on the Moody’s scale); or
(ii)both of the following conditions have been satisfied:
(A)the Landlord has received from the Tenant a favourable report from Equifax (or other similar reputable credit reporting agency acceptable to the Landlord, acting reasonably) confirming the financial capacity of the assignee. For the purposes of this subclause (A), a favourable report is a report that confirms that the assignee is of Acceptable risk level and has a probability of default of less than 5%; and

MinterEllison | Ref: 1306106	Page 14 of 58	Dexus retail lease

(B)the assignee has net tangible assets of at least AUD 3 billion dollars.
Tenant's Act or Omission means any act, default, misconduct, negligence or omission of any kind of the Tenant or the Tenant's Employees and Agents.
Tenant's Business means the business carried on from the Premises by the Tenant.
Tenant Corporate Structure means the structure shown in Schedule 3.
Tenant's Contribution means for an Outgoings Year:
where:
TP =    the proportion expressed as a percentage:
(a)    set out in Item 8; or
(b)    if the Landlord (acting reasonably) determines that an Outgoing does not benefit the entire Retail Area, obtained by dividing the Lettable Area (Retail) of the Premises by the lettable area of that part of the Building which benefits from the Outgoing, or such other proportion as the Landlord (acting reasonably) determines by dividing the Lettable Area (Retail) of the Premises by the Lettable Area of the Retail Area from time to time during the Term.
N =    the number of days of the Term in that Outgoings Year
A =    the Outgoings for that Outgoings Year
Y =    the number of days in that Outgoings Year
except that, where the Act applies to this Lease, the Tenant's Contribution in respect of any particular Outgoing will be not more than the maximum amount permitted by the Act.
Tenant's Employees and Agents means each of the Tenant's employees, officers and agents and the Tenant's contractors and invitees while the contractors and invitees are in the Premises or otherwise in the Building and under the Tenant's control.
Tenant's Obligations has the meaning given in clause 22.2.
Tenant's Property means all property on the Premises which is not Landlord's Property or Services, and includes anything put in the Premises by the Tenant (whether financed or not).
Tenure Rights has the meaning given to that term in the Agreement for Lease.
Term means the period from and including the Commencing Date to and including the Expiry Date.
Tribunal means the Civil and Administrative Tribunal.
Ultimate Holding Company means in relation to:
(a)a body corporate, an ultimate holding company as defined in the Corporations Act 2001 (Cth); and
(b)a trust, a trust that would be an ultimate holding company within that meaning if both trusts were companies, in each case using the definition of 'Subsidiary' in this Lease rather than the definition in the Corporations Act 2001 (Cth).

MinterEllison | Ref: 1306106	Page 15 of 58	Dexus retail lease

Unremedied Breach means a breach by the Tenant of this Lease or a Related Agreement, in respect of which the Landlord has given the Tenant a notice requiring remedy of the breach within a reasonable period, and the Tenant has failed to comply with the Landlord's notice.
Updated Disclosure Statement means an updated lessor's disclosure statement in accordance with section 41(c) of the Act, comprising a copy of the lessor’s disclosure statement given to the Tenant in respect of this Lease, together with details of any changes that have occurred in respect of the information contained in that disclosure statement since it was given to the Tenant.
WHS Act means the legislation in the State which regulates work, health and safety and the regulations associated with that legislation.
YHA Stratum means the stratum lot immediately below the Premises being lots [##] and [###] in DP [##]. [Drafting Note: to be inserted under the Agreement for Lease.]
1.2Interpretation
Unless the contrary intention appears:
(a)person includes a firm, a body corporate, an unincorporated association or an Authority;
(b)a reference to:
(i)a person includes the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;
(ii)a document includes any variation or replacement of it; and
(iii)a law includes regulations and other instruments under it and amendments or replacements of any of them;
(c)any agreement, representation, covenant or warranty made by two or more persons binds them jointly and severally;
(d)other than where this Lease is required to be registered, this Lease may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument; and
(e)the validity and enforceability of this Lease or the validity of any guarantee of any obligations under this Lease is not conditional upon registration of this Lease which is intended to take effect according to its terms irrespective of registration.
1.3Retail legislation
(a)The Tenant agrees that the Act does or does not apply to this Lease for the reason(s) stated in Item 14.
(b)If the Act applies to this Lease:
(i)the parties must comply with the Act;
(ii)this Lease must be read as containing any provision that the Act requires this Lease to contain;
(iii)to the extent that any provision of this Lease is contrary to or inconsistent with anything in the Act:
(A)the Act prevails; and
(B)that provision must be read down to such an extent as is necessary to give that provision valid operation; and

MinterEllison | Ref: 1306106	Page 16 of 58	Dexus retail lease

(iv)the Tenant acknowledges and agrees that the Tenant received a Disclosure Statement and all other pre–lease documentation which the Act requires be provided to a retail tenant within the timeframe specified by the Act.
2.Grant of lease
The Landlord leases the Premises to the Tenant for the Term on the terms of this Lease.
3.Rent
3.1Payment of Rent
The Tenant must pay the Rent to the Landlord by equal monthly instalments in advance on each Rent Day. If an instalment is for a period of less than one month, then that instalment will be adjusted on a pro rata basis.
3.2Set Rent increases
On each Fixed Increase Date, then Rent increases on and from that date by the Fixed Increase Percentage.
4.Market Review
4.1Landlord's Notice
(a)The Landlord or the Tenant may give the other party a notice of its assessment of the current annual market rent of the Premises at the Market Review Date (Market Rent) no earlier than 4 months before the Market Review Date (Market Rent Notice).
(b)The Tenant acknowledges and agrees that:
(i)the Market Rent is to be determined on an annual effective market rent basis, that is, in accordance with clause 4.5 (noting that clause 4.5(a)(iv) requires regard to be had to rent concessions and other benefits that are frequently or generally offered to prospective tenants of unoccupied retail shops); and
(ii)the Tenant is not entitled to any additional, separate inducement, incentive or concession of any kind however named or structured in connection with the lease of the Premises for the Further Term.
4.2Dispute Notice
Unless the Landlord or the Tenant (Disputing Party) gives the other party a notice stating that the Disputing Party disputes the assessment of rent under a Market Rent Notice given under clause 4.1(a) and stating the Disputing Party’s assessment of the current market rent of the Premises at the Market Review Date (a Dispute Notice) within 21 days after the receiving Market Rent Notice under clause 4.1(a) (and in this regard time is of the essence) the Rent on and from the Market Review Date is the rent nominated in the Market Rent Notice.
4.3Determination of Rent if dispute
If a party gives a Dispute Notice on time, the Landlord and the Tenant must attempt to agree on the Rent on and from the Market Review Date.

MinterEllison | Ref: 1306106	Page 17 of 58	Dexus retail lease

4.4Appointment of Specialist Retail Valuer
If the Landlord and the Tenant have not agreed on the Rent on and from the Market Review Date within 21 days after the Dispute Notice is given, the Landlord and the Tenant must jointly appoint (each acting reasonably) a Specialist Retail Valuer to determine the current annual market rent of the Premises at the Market Review Date within a further 7 days.  If the Landlord and the Tenant cannot agree on a Specialist Retail Valuer within that 7 day period, the Specialist Retail Valuer will be appointed by the Tribunal at the request of either party.
4.5Basis of Determination
(a)The current annual effective market rent is the rent that would reasonably be expected to be paid for the Premises as between a willing landlord and a willing tenant in an arm's length transaction (where the parties are each acting knowledgeably, prudently and without compulsion), determined on an annual, effective rent basis. The Specialist Retail Valuer must have regard to the following matters:
(i)the provisions of this Lease;
(ii)the rent that would reasonably be expected to be paid for the Premises if it were unoccupied and offered for renting for the same or a substantially similar use to which the Premises may be put under this Lease;
(iii)the gross rent, less the Landlord's outgoings payable by the Tenant;
(iv)rent concessions and other benefits that are frequently or generally offered to prospective tenants of unoccupied retail shops; and
(v)rent reviews, lease renewals and new leases for retail shops similar to the Premises.
(b)The current market rent is not to take into account the value of goodwill created by the Tenant's occupation or the value of the Tenant's fixtures and fittings on the Premises.
(c)The Landlord and the Tenant must give to the Specialist Retail Valuer no later than 14 days after being requested to do so by the Specialist Retail Valuer appointed under clause 4.4, information (where reasonably available to the Landlord or the Tenant) requested in a list provided by the Specialist Retail Valuer to assist the Specialist Retail Valuer to determine the current annual market rent.
(d)The Landlord and the Tenant must instruct the Specialist Retail Valuer to give the determination to the parties, in writing and with reasons, within one month of receiving the information required to be supplied by the Landlord and/or the Tenant pursuant to clause 4.5(c).
4.6Specialist Retail Valuer's Decision Final
Subject to clause 4.8, the Specialist Retail Valuer's determination of the current annual effective market rent of the Premises at the Market Review Date is final and binding on the parties and is the Rent on and from the Market Review Date.
4.7Costs of Decision
Each party must pay one half of the costs of the Specialist Retail Valuer.
4.8Review of Specialist Retail Valuer's Determination
(a)Either the Landlord or the Tenant may, within 21 days after receiving a copy of the Specialist Retail Valuer's determination, apply to the Tribunal for the appointment of two Specialist Retail Valuers to conduct a review of the determination of the Specialist Retail Valuer made pursuant to clause 4.5 (the Original Determination).

MinterEllison | Ref: 1306106	Page 18 of 58	Dexus retail lease

(b)The Specialist Retail Valuers appointed pursuant to clause 4.8(a) may conduct the review and either:
(i)affirm the Original Determination; or
(ii)vary the Original Determination.
(c)The provisions of clauses 4.5 to 4.7 apply to and in respect of any review conducted under this clause 4.8.
(d)The Landlord and the Tenant must instruct the Specialist Retail Valuers to give their review determination to the parties, in writing within one month of being notified of their appointment.
(e)If the Specialist Retail Valuers are unable to agree on their decision within one month of being notified of their appointment, they are taken to have affirmed the Original Determination.
4.9Costs of Review
Each party must pay one half of the costs of the Specialist Retail Valuers appointed under clause 4.8, unless the current annual effective market rent is determined by the Specialist Retail Valuers to be the same as or within 10% of the current annual effective market rent specified in the Original Determination, in which case the party requesting the review must pay the entire cost of the review.
4.10Specialist Retail Valuer's Review Determination Final
A review determination made pursuant to clause 4.8 of the current annual effective market rent of the Premises at the Market Review Date is final and binding on the parties and is the Rent on and from the Market Review Date.
4.11Rent pending determination
If the Rent to apply on and from the Market Review Date has not been agreed on or determined by that date, the Tenant must continue paying instalments of Rent at the rate applicable immediately before the Market Review Date until the Rent is determined.
4.12Adjustment once Rent determined
Once the Rent to apply on and from the Market Review Date is determined, the Tenant will pay any shortfall, and the Landlord will allow any adjustment for overpayment, at the next day that Rent is due and payable under this Lease.
5.Further Terms
5.1Application of clause
This clause 5 only applies whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant under this Lease.
5.2Conditions to exercise
The Landlord must grant a new lease under this clause 5 on the Expiry Date to commence on the next day only if:
(a)there is an option period specified in Item 7;
(b)the Tenant gives the Landlord a notice stating that it wants a new lease of the Premises for the term first specified in Item 7;

MinterEllison | Ref: 1306106	Page 19 of 58	Dexus retail lease

(c)the Landlord receives that notice within the period beginning on the day that is 18 months before the Expiry Date and ending on the day that is 15 months before the Expiry Date;
(d)this Lease has not been terminated; and
(e)the Tenant is not in breach of this Lease in a manner entitling the Landlord to terminate this Lease (of which breach the Tenant has been notified) at the date of service of the notice of exercise under clause 5.2(b) (unless the breach has been waived in writing by the Landlord or has been remedied to the Landlord's reasonable satisfaction within a reasonable time after service on the Tenant of the notice specifying the breach).
5.3Conditions of new lease
The new lease is to be on terms similar to this Lease except that:
(a)if particulars of more than one new lease are specified in Item 7, the particulars of the new lease first specified are deleted from Item 7;
(b)if the particulars of the new lease are the only particulars specified in Item 7:
(i)clause 4, this clause 5 and Item 7 are deleted (together with any associated defined terms that are only used in clause 4, this clause 5 and Item 7);
(ii)Item 6(c) is amended by replacing the words 'Commencing Date of each Further Term' with the words 'Not applicable'; and
(iii)clause 25.21(f) is deleted;
(c)the rent from the commencing date of the new lease is to be decided as specified under Item 7;
(d)the term, the commencing date and the expiry date are to be those first specified in Item 7;
(e)the dates and types of rent reviews are to be as specified under Item 7;
(f)the following words are deleted from subclause (f) in the definition of 'Excluded Person' in clause 1.1:
', except whilst the connection between the Building and any development over or adjacent to Central Station is closed to the public such that the Premises is not publicly accessible';
(g)the definition of 'Incentive Amount' is deleted from clause 1.1;
(h)clause 16.5(b) and the definition of 'Tenure Rights' are deleted;
(i)clause 16.5(e) is deleted;
(j)if the connection between the Building and any development over, or adjacent to, Central Station has at the commencing date of the new lease been opened to the public, clause 25.2 is deleted;
(k)clause 25.17 is deleted;
(l)clause 25.20 is deleted;
(m)clauses 25.21(h), 25.21(i), 25.21(m) and 25.21(n) are deleted;
(n)the new lease will be adjusted to reflect the then current limitation of liability clause of the Landlord and any responsible entity or trustee; and
(o)the new lease must reflect any written variations to this Lease agreed to by the parties which become effective during the Term; and

MinterEllison | Ref: 1306106	Page 20 of 58	Dexus retail lease

(p)any other changes agreed between the parties in writing which are necessary to give effect to the lease for the Further Term.
6.Outgoings and other payments
6.1Tenant's Contribution to Outgoings
(a)The Landlord will give the Tenant a notice for each Outgoings Year stating the Landlord's estimate of the Outgoings and the Tenant's Contribution for that Outgoings Year.
(b)The Tenant must pay instalments in advance on each Rent Day on account of the Tenant's Contribution. Each instalment must be equal to one–twelfth of the Landlord's estimate of the Tenant's Contribution for the Outgoings Year except for the first and last payments which will be adjusted on a pro rata basis.
(c)As soon as practicable after the end of an Outgoings Year, the Landlord must give to the Tenant a notice giving reasonable details of the actual Outgoings and the actual Tenant's Contribution for the Outgoings Year.
6.2Adjustments
On the next Rent Day after the date the Landlord gives the Tenant a notice of either the estimated (including any revision) or the actual Outgoings, the Tenant must pay the Landlord (or the Landlord must credit the Tenant with) the difference between what the Tenant has paid on account of the Tenant's Contribution for the Outgoings Year to which the notice applies and what is actually payable.
1.3Payment of rates and taxes
(a)The Tenant must pay by the due date all rates, taxes, levies and charges imposed or separately charged by any Authority or under any law in respect of the conduct of the Permitted Use at the Premises.
(b)To the extent that it is not the responsibility of the Tenant under this Lease, the Landlord must pay all rates, taxes, levies and other assessments levied, assessed or otherwise charged or taxed against the Premises, the Building and the Land.
6.4Services
To the extent not recoverable by the Landlord as part of the Outgoings, the Tenant must pay for all utility Services (eg electricity, gas, telephone, water, grease waste removal, rubbish removal) provided to the Premises by Authorities. If the Premises are not separately metered for electricity, the Landlord must have meters installed for electricity at the Premises at its cost.
6.5Landlord may on–sell utilities
(a)If the Landlord is willing to supply any utilities:
(i)the Tenant may elect to purchase utilities from the Landlord;
(ii)the Tenant must pay the Landlord for purchased utilities and any associated network charges within 14 days of written demand, subject to receipt of a tax invoice; and
(iii)if the Tenant defaults in payment of any account rendered by the Landlord for any utility and remains in default after being given notice from the Landlord of that default and requiring the Tenant to remedy that default within not less than 14 days, the Landlord may (in addition to any other rights) disconnect the supply of the utility in accordance with any applicable laws.

MinterEllison | Ref: 1306106	Page 21 of 58	Dexus retail lease

(b)If the Tenant elects to purchase electricity from the Landlord, the Tenant acknowledges it has read the Electricity Information Guide and agrees to enter into an agreement with the Landlord in relation to the intermediary sale of electricity to the Tenant.
(c)The Tenant agrees to connect to the Embedded Electricity Network and acknowledges that:
(i)it has the right to purchase electricity from an alternative supplier; and
(ii)the Landlord will not impose charges for connecting to the Embedded Electricity Network but that network charges will apply whether the Embedded Electricity Network or an alternative supplier provides the Tenant's electricity.
6.6Common Area electricity consumption
The Tenant must pay the Tenant's proportion of the total cost of electricity consumed in the Common Areas as part of the Tenant's Contribution under clause 6.1(b). However, for this purpose:
(a)the total cost of electricity consumed in the Common Areas excludes the cost of electricity consumed in the Common Areas outside the Trading Hours to the extent those costs are recovered by the Landlord from tenants trading outside those hours;
(b)the Tenant's proportion may be adjusted by excluding from the Lettable Area of the Building and the lettable area of premises occupied by tenants who do not benefit from the provision of the electricity;
(c)where electricity is consumed for the benefit of both a part of the Common Areas and other parts of the Building but is not separately metered, the amount of electricity consumed in that part of the Common Areas will be deemed to be the proportion of the metered consumption which the area of that part of the Common Areas bears to the total area serviced; and
(d)the Tenant is not required to pay any part of the cost of electricity consumed in the Common Areas that is directly attributable to another tenant in the Building.
7.Not used
8.Payment requirements
8.1Method of payment
(a)The Tenant must make payments under this Lease to the Landlord (or to a person nominated by the Landlord in a notice to the Tenant) by electronic funds transfer to the account of the Landlord or the Manager nominated by the Landlord and notified to the Tenant from time to time without set–off, counterclaim, withholding or deduction.
(b)If the Tenant makes payments by direct debit or other electronic funds transfer, the Tenant must simultaneously provide to the Landlord a statement detailing the payments made and the invoices to which they relate.
8.2Rent Day
If the Tenant must pay an amount on the next Rent Day and there is no next Rent Day, then the Tenant must pay that amount within 7 days after the Landlord demands it.

MinterEllison | Ref: 1306106	Page 22 of 58	Dexus retail lease

8.3Expiry or termination
Expiry or termination of this Lease does not affect the Tenant's obligations to make payments under this Lease for periods before then.
8.4GST
(a)Capitalised expressions which are not defined in this Lease but which have a defined meaning in the GST Law have the same meaning in this clause 8.4.
(b)If any supply made under this Lease is subject to GST, the party receiving the supply (Recipient) must pay to the other party an additional amount equal to the GST payable in respect of that supply (GST Amount).
(c)The Recipient must pay the GST Amount at the same time as the Recipient must pay the GST–exclusive consideration in respect of the supply.
9.Insurances
9.1Obligations
The Tenant must:
(a)in connection with the Premises, maintain throughout the Term with independent and reputable insurers in the name of the Tenant (and other than for the insurance in clause 9.1(a)(iii) noting the interests of the Landlord):
(i)public liability insurance for at least the amount in Item 9 in respect of each occurrence;
(ii)insurance for plate glass in or on the Premises (excluding the façade of the Building), irrespective of who installed or caused to be installed it; and
(iii)insurance for an amount equal to the value of the Tenant's Property;
(b)notify the Landlord if
(i)an insurance policy required by this clause 9 is cancelled; or
(ii)an event occurs which may give rise to a claim under, or which may affect rights under, the insurance policy taken out under clause 9.1(a)(i) in connection with the Premises, the Building or property in them; or
(c)ensure that the insurance policy taken out under clause 9.1(a)(i) is on an occurrence, not a claims made, basis.
10.Indemnities and releases
10.1Risk
The Tenant occupies the Premises and uses the Building and the Land at its own risk.
10.2Indemnities
The Tenant is liable for and indemnifies the Landlord and the Manager against all Liability which the Landlord and/or the Manager suffers or incurs to the extent arising from any of the following:
(a)damage, loss, injury or death occurring on the Premises;
(b)the Tenant's Act or Omission;
(c)the Landlord doing anything the Tenant must do under this Lease but has not done; and

MinterEllison | Ref: 1306106	Page 23 of 58	Dexus retail lease

(d)any breach by the Tenant of this Lease,
except to the extent that the Liability is caused or contributed to by the default, negligence or wrongful act or wrongful omission of the Landlord, the Manager or the Landlord’s Employees and Agents.
10.3Release of Landlord
The Tenant releases the Landlord and the Manager from, and agrees that the Landlord and the Manager is not liable for, Liability arising from:
(a)damage, loss, injury or death occurring in the Building; and
(b)subject to the Landlord having complied with its obligations in clause 16.2:
(i)a Service not being available, being interrupted or not working properly; and
(ii)the Landlord's plant and equipment not working properly, except to the extent that the Liability is caused or contributed by the default, negligence or wrongful act or wrongful omission of the Landlord, the Manager or the Landlord’s Employees and Agents.
11.Use
11.1Permitted Use
(a)The Tenant must use the Premises only for the Permitted Use.
(b)The Tenant acknowledges that:
(i)the Tenant has no exclusive rights to carry on the Permitted Use in the Building; and
(ii)the Landlord may permit any part of the Building to be used for any purpose, including the Permitted Use.
(c)The Tenant may enter the Building and use the Premises at any time, subject to this Lease, the law and requirements of Authorities.
(d)The Tenant may use and enjoy the Retail Common Areas in common with the Landlord (and others entitled to use them) in accordance with this Lease, for their intended purpose and subject to any reasonable directions of the Landlord.
(e)The Tenant must not:
(i)obstruct any parts of the Retail Common Areas;
(ii)prevent or hinder access to the Retail Common Areas; or
(iii)use the Retail Common Areas for storage or any other unauthorised purpose.
11.2Tenant to satisfy itself and obtain approvals
The Tenant:
(a)warrants to the Landlord that the Tenant has:
(i)satisfied itself that the Premises, the Building and the Services are suitable for the Permitted Use; and
(ii)obtained all necessary approvals and consents for the conduct of the Permitted Use and provided copies to the Landlord before commencing the Tenant's Business in the Premises; and

MinterEllison | Ref: 1306106	Page 24 of 58	Dexus retail lease

(b)must maintain current, throughout the Term, all necessary approvals and consents for the conduct of the Permitted Use and provide copies to the Landlord upon request.
11.3No warranty as to use
The Landlord gives no warranty (either present or future) as to the suitability of the Premises for the Permitted Use or as to the use to which the Premises may be put.
11.4Trading obligations
(a)Unless prohibited by law or if this requirement would be contrary to the Act, the Tenant must trade from the Premises properly and efficiently during the Trading Hours.
(b)The Tenant may not open the Premises for trade at any other time without the Landlord's approval.
(c)The Landlord may change the Trading Hours if the Landlord complies with all laws when doing so and gives the Tenant not less than 30 days' notice of the change.
11.5After hours trading
If the Tenant trades outside the Trading Hours the Tenant must pay within 14 days after the Landlord asks the Tenant for payment, the Tenant's share of the cost of keeping the Building open for those hours as determined by the Landlord (acting reasonably).
11.6Trade Name
The Tenant may only trade from the Premises under the Trade Name unless another trade name is approved for that purpose by the Landlord. If the Trade Name includes the name of the Building or words associated with the Building, the Tenant must deregister the Trade Name at the end of this Lease.
12.Tenant's additional obligations
12.1Compliance with requirements
The Tenant must:
(a)obtain, maintain and comply at its cost with any consent, permit or approval from any Authority necessary or appropriate for the Permitted Use carried out in the Premises and must comply on time with all laws and the requirements of Authorities in connection with the Premises, the Tenant's Business, the Tenant's Property and the use or occupation of the Premises, but the Tenant need not carry out structural work or any capital improvements and capital works unless they are required because of the Tenant's particular use or occupation of the Premises or the act, omission, negligence or default of the Tenant or the Tenant's Employees and Agents;
(b)inform the Landlord of damage to the Building or the Premises or of a faulty Service as soon as reasonably practicable upon becoming aware of it; and
(c)observe the maximum load weights throughout the Building.
12.2Other activities by the Tenant
The Tenant may not:
(a)alter the Landlord's Property or remove it from the Premises without the Landlord's approval (which approval will not be unreasonably withheld or delayed);

MinterEllison | Ref: 1306106	Page 25 of 58	Dexus retail lease

(b)store, bring onto, manufacture, use or release Hazardous Materials on the Premises or in the Common Areas, the Land or the Building except as necessary for the Permitted Use;
(c)do anything in or around the Building which in the Landlord's reasonable opinion may be disruptive, dangerous or offensive; or
(d)do anything to overload or interfere with the Building's Facilities or Services nor use them for anything other than their intended purpose.
12.3Cleaning the Premises
The Tenant must:
(a)keep the Premises and everything in them clean;
(b)keep the Premises and everything in them free of vermin; and
(c)comply with the Landlord's reasonable directions in that regard.
13.Repair and Tenant's works
13.1Landlord's approval
(a)The Tenant may not carry out any works to or in the Premises without the Landlord's prior written approval (which approval will not be unreasonably withheld or delayed, except in respect of works which are structural or may affect the structure of the Building or the Services in relation to which the Landlord may give or withhold consent in the Landlord's absolute discretion).
(b)If the Landlord gives approval to the Tenant's works, the Landlord may impose reasonable conditions (including conditions requiring the Tenant to reinstate Services) and the Tenant must comply with those conditions.
13.2Repair and replace
The Tenant must:
(a)during the Term, keep the Premises and the Tenant's Property in good repair and condition excluding fair wear and tear;
(b)promptly replace worn or damaged items in or attached to the Premises (including plate glass, Tenant's Property and those floor coverings and furnishings which are part of the Landlord's Property) with items of similar quality;
(c)whenever the Landlord reasonably requires but not more than once in every 5 year period during the Term, refurbish the Premises to the Landlord's reasonable specification so that the Premises are presented as retail premises consistent with the standard of the Building; and
(d)promptly rectify any damage caused by the Tenant or the Tenant's Employees and Agents to the Premises or the Building.
13.3Repair of items
The Tenant acknowledges that at the Commencing Date (or earlier occupation date, if applicable), the Premises were in good repair and condition.

MinterEllison | Ref: 1306106	Page 26 of 58	Dexus retail lease

14.Work health and safety
(a)The Tenant must comply, and must ensure that any person that it engages to conduct work at the Premises complies at all times with the WHS Act and any applicable codes of practice or compliance codes under the WHS Act, and ensure that it has adequate systems in place to identify, minimise and control all hazards.
(b)The Tenant acknowledges that during the Term, the Tenant will have management and control over the Premises.
(c)The Tenant agrees that if there is any Construction Project (as defined under the WHS Act) carried out at the Premises, it will be the Principal Contractor (as defined under the WHS Act) for the Construction Project, unless it validly appoints another person as Principal Contractor, and the Tenant must comply with all of the Landlord's requirements in relation to work, health and safety.
(d)The Tenant must notify the Landlord of any risks to the health and safety of persons using the Premises or the Landlord's Property upon becoming aware of the risks, and of any Notifiable Incidents (as defined under the WHS Act).
15.Transfer and other dealings
15.1Transfer
(a)The Tenant may only transfer this Lease or sublet or license or otherwise part with possession of the Premises if, before it does so:
(i)at least one month prior to the proposed transfer, sublease, licence or other dealing, it gives the Landlord written notice of the proposed dealing;
(ii)it satisfies the Landlord (acting reasonably) that the proposed transferee, sub–tenant, licensee or other person taking possession (each called in this clause the new tenant):
(A)is respectable and financially sound;
(B)in the case of a proposed transferee, has sufficient business experience to perform the Tenant's obligations under this Lease;
(C)will be conducting a retail use that is permitted by law, does not contravene the Retail Plan and is otherwise acceptable to the Landlord (acting reasonably); and
(D)is not an Excluded Person;
(iii)the proposed new tenant signs a document (in a form satisfactory to the Landlord (acting reasonably)) relating to the transfer or other dealing and in the case of a sublease or licence including that if this Lease ends for any reason, the term of the sublease or licence will end at the same time;
(iv)where the Tenant proposes to assign this Lease:
(A)the proposed tenant signs a variation of lease (in a form satisfactory to the Landlord (acting reasonably)) incorporating any required amendments to this Lease relating to the transfer or other dealing, including, where the transferee is not a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916:
(I)deleting clauses which are specific to Atlassian Pty Ltd ACN 102 443 916 and its Related Body Corporates;

MinterEllison | Ref: 1306106	Page 27 of 58	Dexus retail lease

(II)deleting the text in Item 6(c) and Item 7 and clauses 4 and 5 and replacing that text with 'not used' (and deleting any associated defined terms that are used only in Item 6(c), Item 7 or clauses 4 or 5);
(III)amending Item 10 to reflect the transferee's proposed retail use of the Premises (being a use that is permitted by law, does not contravene the Retail Plan and is otherwise acceptable to the Landlord (acting reasonably)); and
(IV)inserting in Item 13 the amount of any Bank Guarantee required by the Landlord pursuant to clause 15.1(a)(iv)(B);
(B)the Tenant procures the new tenant to provide any security reasonably required by the Landlord in a form acceptable to the Landlord and which may include, in the Landlord's absolute discretion, a Bank Guarantee in accordance with clause 21; and
(C)where the Act applies, the Tenant provides the proposed transferee with an Updated Disclosure Statement in accordance with the Act;
(v)the Tenant is not in default (of which default the Landlord has given the Tenant notice) or any default has been waived in writing by the Landlord; and
(vi)the Tenant must obtain the Landlord's confirmation that the transfer, sublease, licence or other dealing with possession of the Premises would not breach any pre–existing agreement which the Landlord has with another occupant of the Building.
15.2Change in control of Tenant: company
(a)If:
(i)the Tenant is a company which is not listed on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)); and
(ii)there is a proposed change in the shareholding of the Tenant or its holding company (excluding any changes in securities listed, on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)) so that a different person or group of persons will control the composition of the board of directors or more than 50% of the shares giving a right to vote at general meetings, then clause 15.1 (excluding clause 15.1(a)(iii)) applies and that proposed change in shareholding is treated as a proposed transfer of this Lease and the person or group of persons acquiring the shares is treated as the proposed new tenant.
15.3Change in control of Tenant: unit trust
If:
(a)the Tenant is the trustee of a unit trust which is not listed on the Australian Stock Exchange or any Approved Foreign Exchange (as defined in the Corporations Regulations 2001 (Cth)); and

MinterEllison | Ref: 1306106	Page 28 of 58	Dexus retail lease

(b)there is a proposed change in the ownership of units in the unit trust so that a different person or group of persons from that existing at the date on which the Tenant acquired its interest in this Lease will effectively control the unit trust, then clause 15.1 (excluding clause 15.1(a)(iii)) applies and that proposed change in control is treated as a proposed transfer of this Lease and the person or group of persons acquiring control is treated as the proposed new tenant.
15.4Securities
(a)The Tenant must not create or allow to exist a Security over the Tenant's interest in this Lease.
(b)The Tenant must not without the Landlord's written approval create or allow to exist a Security over the Tenant's Property. The Landlord must not unreasonably withhold its approval if the Security being created is a general security agreement over the Tenant's assets (excluding this Lease), granted by the Tenant in the ordinary course of business as a means of securing finance for the Tenant's Property.
(c)Approval by the Landlord of a Security will be conditional on the Tenant executing a waiver deed in the form required by the Landlord (acting reasonably).
16.Landlord's additional obligations and rights
16.1Quiet enjoyment
Subject to the Landlord's rights, while the Tenant complies with its obligations under this Lease, it may occupy the Premises during the Term without interference.
16.2Repairs by the Landlord
The Landlord must take reasonable action to keep the Services provided by the Landlord available to the Premises during the Trading Hours, the Landlord's plant and equipment in the Building in good working order, the Common Areas clean and the Building in good repair and structurally sound.
16.3Landlord's rights
The Landlord may:
(a)carry out any works on the Land or to the Building, or limit access to or close or otherwise use the Common Areas and the car parks within the Building and any other car parks used in connection with the Building;
(b)restrict access to loading docks, delivery and pick–up areas and parking areas;
(c)install, use, maintain, replace, repair, alter and add to the Services (or any part of them) from, to, servicing or in the Premises;
(d)change the direction or flow of pedestrian or vehicular traffic into, out of or through the Building;
(e)enter the Premises to carry out fire compliance upgrades or other works to essential services;
(f)enter the Premises at reasonable times on reasonable notice to see if the Tenant is complying with its obligations under this Lease or to do anything which either party must or may do under this Lease; and

MinterEllison | Ref: 1306106	Page 29 of 58	Dexus retail lease

(g)charge or vary car parking fees,
if the Landlord takes reasonable steps (except in emergencies) to minimise interference with the Tenant's use and occupation of the Premises.
16.4Prospective tenants or purchasers
After giving reasonable notice, the Landlord may enter the Premises to show prospective purchasers through the Premises and from the day which is 6 months before the Expiry Date to show prospective tenants through the Premises, if required by the Tenant in the presence of a representative of the Tenant.
16.5Subdivision and dealing with the Land
(a)The Landlord may subdivide the Land or the Building or grant easements or other rights over it or the Premises unless this would have a substantial adverse effect on the Tenant's use or occupation of the Premises.
(b)If the Tenure Rights are not in force at the Commencing Date:
(i)the Landlord must ensure that satisfactory alternative arrangements are in place until the Tenure Rights are in force and registered;
(ii)the Tenant acknowledges and agrees that the Tenant's interest, and its rights, under this Lease will be subject to those Tenure Rights and the Tenant must comply with, and not do anything that would cause the Landlord to be in breach of, those Tenure Rights; and
(iii)the Tenant must, promptly upon receipt of a request from the Landlord, execute any necessary consent or other document reasonably required by the Landlord to give effect to, or procure registration of, the Tenure Rights.
(c)The Tenant must (at the Landlord's request and at its reasonable cost) promptly execute any consents or other documents to enable the Landlord to:
(i)exercise its rights under this clause; and
(ii)comply with its obligations under the Project Documents.
(d)The Tenant must, in exercising its rights and obligations under this Lease, not do anything which may place the Landlord in breach of the Building Management Statement or the PMA.
(e)The Tenant acknowledges and agrees that:
(i)pursuant to the Project Documents, various easements, rights of support, positive covenants, restrictions or other similar encumbrances or affectations registered on title to the Land or on nearby land (each an Affected Encumbrance) will be extinguished, cancelled, released, suspended or varied;
(ii)if an Affected Encumbrance is extinguished, cancelled or released then, on and from the date that Affected Encumbrance is extinguished, cancelled or released the Tenant will no longer have the benefit of that Affected Encumbrance;
(iii)if an Affected Encumbrance is suspended then the Tenant will not have the benefit of that Affected Encumbrance during the relevant suspension period;
(iv)if an Affected Encumbrance is varied, then the Tenant accepts, and will comply with the terms of, that Affected Encumbrance, as varied;
(v)the Landlord is not required to obtain the Tenant’s prior consent to any extinguishment, cancellation, release, suspension or variation of an Affected

MinterEllison | Ref: 1306106	Page 30 of 58	Dexus retail lease

Encumbrance pursuant to the Project Documents and the Tenant will execute any consents or other documents to give effect to such extinguishment, cancellation, release, suspension or variation; and
(vi)the Tenant must not make a claim in respect of, and will not be entitled to terminate this Lease in connection with, any matter contemplated by this clause 16.5(e).
16.6Change of landlord
If the Landlord deals with its interest in the Land so that another person becomes landlord, the Landlord is released from any obligation under this Lease arising after it ceases to be landlord.
16.7Rules
(a)The Tenant must observe and comply with the Rules at all times during the Term.
(b)The Landlord may change the Rules provided that the changed Rules do not materially derogate from the Tenant's express rights under this Lease. The Landlord must give the Tenant a notice about any changes to the Rules.
(c)The Tenant is not required to observe and comply with any Rules varied under clause 16.7(b) unless the Landlord gives written notice of that variation to the Tenant and such variation will take effect (in respect of its application to the Tenant only) from the date the Landlord gives written notice of the variation to the Tenant.
(d)Despite any other provision of this Lease, if there is any inconsistency between this Lease and the Rules, this Lease prevails.
16.8Authority
Any right of the Landlord under this Lease may be exercised by a person authorised by the Landlord.
17.Expiry or termination
17.1Tenant to vacate and Make Good
(a)Subject to clause 17.2, the Tenant must by the earlier of the Expiry Date and the date on which this Lease is terminated vacate the Premises and, unless otherwise required by the Landlord, Make Good.
(b)Unless this Lease is terminated prior to the Expiry Date, where the Premises are being used for a retail purpose, the Tenant must not commence the removal of items from the Premises or the Make Good until the last week of the Term.
17.2Items not to be removed
The Landlord may, at the Expiry Date or date of earlier termination of this Lease, require that the Tenant not remove:
(a)the shopfront;
(b)any electrical lighting, cabling or ductwork installed by or on behalf of the Tenant; and
(c)any fixtures or fittings installed in the Premises:
(i)paid for by the Landlord; or

MinterEllison | Ref: 1306106	Page 31 of 58	Dexus retail lease

(ii)which in the reasonable opinion of the Landlord, could not be removed from the Premises without causing significant damage to the Premises or the Building, which will become, and remain, the property of the Landlord at the end of the Term at no cost to the Landlord.
17.3If Tenant's Property not removed
If the Tenant does not Make Good as required under clause 17.1 then the Landlord must give notice to the Tenant to complete the Make Good and if the Tenant does not do so within the time specified by the Landlord (acting reasonably) then without affecting any of its other rights, the Landlord may Make Good and the Tenant must pay the Landlord on demand all reasonable costs and expenses in doing so and the Tenant must continue to pay Rent to the Landlord until the Make Good is completed.
17.4Tenant's Property remaining at lease end
The Tenant:
(a)agrees that, subject to clause 17.3, any items of Tenant's Property left by the Tenant when this Lease ends are deemed abandoned by the Tenant;
(b)warrants that any item of Tenant's Property left on the Premises when this Lease ends will be the unencumbered property of the Tenant free from any Security; and
(c)if required by the Landlord, must do all things required to transfer to the Landlord unencumbered ownership of all items left in the Premises when this Lease ends.
18.Holding over
18.1Monthly tenancy
If the Tenant continues to occupy the Premises after the Expiry Date with the Landlord's prior written approval, it does so under a monthly tenancy which either party may terminate on one month's notice ending on any day and at a rent which is equal to the Rent at the Expiry Date multiplied by the percentage by which the Rent was last increased under Item 6(a).
18.2Conditions of monthly tenancy
The monthly tenancy is on the same terms as this Lease except for the increase in Rent and those changes which are necessary to make this Lease appropriate for a monthly tenancy.
19.Damage to the Building or Premises
19.1Damage to the Building
This clause 19 will apply if:
(a)the Building is damaged so that the Premises are substantially unfit for the use of the Tenant or are substantially inaccessible; and
(b)the damage has not been caused (in whole or in part) by the act, neglect or default of the Tenant or the Tenant's Employees and Agents.
However, clause 19.5 will apply even if the damage is caused by the Tenant or the Tenant's Employees and Agents.

MinterEllison | Ref: 1306106	Page 32 of 58	Dexus retail lease

19.2Abatement of Rent and Tenant's Contribution
The Tenant is not liable to pay Rent or the Tenant's Contribution for the period that this clause 19 applies. If the Premises are still useable but the usability is diminished because of the damage, the Tenant's liability to pay Rent and Tenant's Contribution is reduced in proportion to the reduction in usability.
19.3Restoration notice
The Tenant may terminate this Lease by giving one month's notice to the Landlord if:
(a)the Tenant wants the Landlord to repair the damage and gives the Landlord a damage notice within 21 days after the Premises are damaged or rendered inaccessible; and
(b)within 3 months after receiving the damage notice, the Landlord does not give the Tenant a restoration notice stating that the Landlord intends to repair the damage.
19.4Tenant may terminate
If the Landlord does not repair the damage within a reasonable time after the Tenant gives a restoration notice in accordance with clause 19.3, then the Tenant may terminate this Lease by giving not less than 7 days' notice in writing of termination to the Landlord.
19.5Landlord may terminate
If, in the Landlord's opinion, it is impractical or undesirable to repair the damage, then the Landlord may terminate this Lease by giving 7 days' notice to the Tenant.
19.6Release
Each party releases the other party from Liability or loss arising from and costs incurred in connection with the termination of this Lease under this clause 19 but not from any breach of this Lease existing at the date of termination.
19.7Resumption
(a)The Landlord or the Tenant may terminate this Lease by notice to the other if the Premises is resumed or compulsorily acquired by any Authority.
(b)A termination by either the Landlord or the Tenant under this clause 19.7 does not prejudice either the Landlord or the Tenant’s rights against the resuming Authority for compensation.
20.Default
20.1Landlord's right to terminate
The Landlord may terminate this Lease by giving the Tenant notice or by re–entry or other actions if the Tenant:
(a)repudiates its obligations under this Lease;
(b)has not paid any Rent payable to the Landlord under this Lease for 14 days after its due date (after having received notice from the Landlord);
(c)does not comply with an essential term within a reasonable time after the Landlord gives the Tenant notice to comply; or
(d)an Insolvency Event occurs with respect to the Tenant or the Guarantor.

MinterEllison | Ref: 1306106	Page 33 of 58	Dexus retail lease

20.2Recovery of money
(a)If this Lease is terminated under clause 20.1, without limiting its other rights under this Lease or at law, the Landlord may in its discretion recover from the Tenant:
(i)all arrears of money payable by the Tenant, calculated in each case to that date of termination;
(ii)all money which would have been payable by the Tenant under this Lease for the period of the Term remaining after termination of this Lease had it been fully performed by the Tenant;
(iii)all reasonable costs incurred by the Landlord in rectifying any breaches by the Tenant of this Lease;
(iv)all reasonable costs incurred by the Landlord in recovering any money or enforcing any security available to the Landlord; and
(v)all reasonable costs incurred by the Landlord for legal fees and expenses, marketing, agency fees and to Make Good if the Tenant has not performed its obligations under clause 17.1(a).
(b)The Landlord's entitlement to recover costs and damages from the Tenant or any other person is not limited or affected if:
(i)the Tenant abandons or vacates the Premises;
(ii)the Tenant elects to re-enter the Premises or terminate this Lease;
(iii)the Landlord accepts the Tenant's repudiation; or
(iv)a party's conduct (or that of any of their employees or agents) constitutes or may constitute a surrender of this Lease by operation of law.
20.3Essential terms
Each obligation of the Tenant to pay money and its obligations under 9 (Insurances), 11 (Use), 13 (Repair and Tenant's Works), 15 (Transfer and other dealings) and 21 (Bank Guarantee) and to maintain the guarantee and indemnity provided by the Guarantor under clause 22 are essential terms of this Lease. Other obligations under this Lease may also become essential terms.
21.Bank Guarantee
21.1Security for Performance
The Tenant must provide the Bank Guarantee to the Landlord as security for the performance by the Tenant of the Tenant's Obligations under this Lease and any Related Agreement.
21.2Landlord may call on Bank Guarantee
If the Landlord (acting reasonably) believes that the Tenant is in Unremedied Breach, then the Landlord may call on the Bank Guarantee without further notice to the Tenant.
21.3Replacement or additional Bank Guarantee
If the Landlord:
(a)calls on the Bank Guarantee, then no later than 14 days after the Landlord gives the Tenant a notice asking for it, the Tenant must deliver to the Landlord a replacement or additional Bank Guarantee so that the amount of that guarantee is the amount in Item 13; or

MinterEllison | Ref: 1306106	Page 34 of 58	Dexus retail lease

(b)sells or transfers the Land, the Tenant must do whatever the Landlord reasonably requires to give the purchaser or transferee the benefit of the Bank Guarantee or provide to the purchaser or transferee a new Bank Guarantee in favour of the purchaser or transferee in exchange for the return of the Bank Guarantee previously provided, and the Landlord must reimburse any reasonable external costs incurred by the Tenant in complying with this clause 21.3(b).
21.4Return of Bank Guarantee
Subject to clause 21.2, the Landlord will return the Bank Guarantee to the Tenant 30 days after the date on which the Tenant has complied with all of its obligations under this Lease.
22.Guarantee
22.1Consideration
The Guarantor gives this guarantee and indemnity in return for the Landlord agreeing to enter into this Lease at the request of the Guarantor. The Guarantor acknowledges:
(a)that the Landlord is acting in reliance on the Guarantor incurring obligations and giving rights under this clause 22; and
(b)the receipt of valuable consideration from the Landlord to the Guarantor incurring obligations and giving rights under this guarantee and indemnity.
22.2Guarantee
The Guarantor unconditionally and irrevocably guarantees to the Landlord the due and punctual payment of all moneys and performance of all other obligations by the Tenant under or in connection with this Lease (Tenant’s Obligations).
22.3Indemnity
As a separate and independent undertaking, the Guarantor unconditionally and irrevocably indemnifies the Landlord against all liability or loss incurred in connection with:
(a)any obligation or liability of, or obligation or liability guaranteed by, the Guarantor under this guarantee and indemnity (or which would be such an obligation or liability if enforceable, valid and not illegal) being or becoming unenforceable against the Tenant in whole or in part, invalid or illegal;
(b)the Tenant's breach of this Lease, including a breach of the obligations to pay money;
(c)the Tenant's occupation of the Premises;
(d)an Insolvency Event occurring in respect of the Tenant;
(e)a liquidator disclaiming this Lease.
It is not necessary for the Landlord to incur expense or make payment before enforcing that right of indemnity.
22.4Enforcement of rights
The Guarantor waives any right it has of first requiring the Landlord to commence proceedings or enforce any right against the Tenant or any other person before claiming under this guarantee and indemnity.

MinterEllison | Ref: 1306106	Page 35 of 58	Dexus retail lease

22.5Guarantor's liability not affected
The Guarantor's liability under this clause 22 is not affected by anything which might otherwise affect it at law or in equity (in each case no matter how fundamental and irrespective of whether the Guarantor is aware of the same) including, but not limited to, one or more of the following:
(a)the Landlord grants any time, waiver or forbearance or allows any concession to the Tenant or other indulgence or compromise with or releasing the Tenant or any Guarantor;
(b)the Landlord does not sue or claim against the Tenant;
(c)the exercise or non–exercise of any power, right or remedy of the Landlord;
(d)any laches, acquiescence, delay, acts, omissions or mistakes on the part of the Landlord or another person or both the Landlord and another person;
(e)the transaction of business, expressly or impliedly, with, for or at the request of the Tenant, the Guarantor or another person;
(f)changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise, whether or not the Guarantor or another person was a member;
(g)a security interest being void, voidable or unenforceable;
(h)property secured under a security interest being forfeited, extinguished, surrendered, resumed or determined;
(i)a person dealing in any way with a security interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);
(j)a change in the legal capacity, rights or obligations of a person;
(k)the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;
(l)a judgment against the Tenant or another person;
(m)any part of the Tenant’s Obligations being irrecoverable;
(n)the termination, acceptance of repudiation, surrender or expiry of, or any variation, assignment, subletting, licensing, extension or renewal of, or any reduction or conversion of the Term of this Lease;
(o)any change in the Tenant's occupation of the Premises;
(p)the invalidity or unenforceability of any obligation or liability of the Tenant or any other person;
(q)invalidity or irregularity in the execution of this Lease by the Guarantor or any deficiency in or irregularity in the exercise of the powers of the Guarantor to enter into or observe its obligations under this Lease;
(r)any obligation of the Tenant being discharged by operation of law or otherwise;
(s)this Lease not being registered;
(t)this Lease, or any part of it, not being fully effective;
(u)any default, misrepresentation, negligence, breach of contract or misconduct by any person;

MinterEllison | Ref: 1306106	Page 36 of 58	Dexus retail lease

(v)the Tenant dies or becomes incompetent or insolvent, or this Lease is disclaimed by a liquidator or trustee in bankruptcy;
(w)the receipt of a dividend after an Insolvency Event occurs in respect of a person or the payment of a sum or sums into the account of the Tenant or another person at any time (whether received or paid jointly, jointly and severally or otherwise); or
(x)if there is more than one Guarantor, if any other of them has not signed this Lease.
22.6Continuing liability
The liability of the Guarantor will continue until the Tenant has paid all moneys and performed all of the Tenant's other obligations under this Lease.
22.7Suspension of Guarantor's rights
(a)As long as the Tenant’s Obligations remain unperformed or other money payable under this Lease remains unpaid, the Guarantor cannot without the consent of the Landlord:
(i)in reduction of its liability under this Lease, raise a defence, set off or counterclaim available to it, the Tenant or a co-surety or co-indemnifier against the Landlord or claim a set off or make a counterclaim against the Landlord;
(ii)make a claim or enforce a right (including, without limitation, an encumbrance) against the Tenant or against their estate or property;
(iii)prove in competition with the Landlord if an Insolvency Event occurs in respect of the Tenant whether in respect of an amount paid by the Guarantor under this Lease, in respect of another amount (including the proceeds of a security interest) applied by the Landlord in reduction of the Guarantor’s liability under this Lease, or otherwise; or
(iv)claim to be entitled to any right of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a security interest or guarantee or a share in it now or subsequently held for the Tenant’s Obligations.
22.8Reinstatement of guarantee
If a claim that a payment, obligation, settlement, transaction, conveyance or transfer (or part thereof) to the Landlord in connection with this Lease or this clause 22 is void or voidable (including, but not limited to, a claim under laws relating to an Insolvency Event or protection of creditors or for any other reason) is upheld, conceded or compromised, then:
(a)the Landlord is entitled immediately as against the Guarantor to the rights to which it would have been entitled under this clause 22 as if the payment, obligation, settlement, transaction, conveyance or transfer had not occurred; and
(b)promptly on request from the Landlord, the Guarantor agrees to do any act and sign any document that is strictly required to restore to the Landlord any security interest or guarantee held by it from the Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.
22.9Assignment by Landlord
If the Landlord assigns its interest in this Lease or the Land, the Landlord may also assign the benefit of the Guarantor's obligations under this clause 22.
22.10Other securities and obligations of Guarantor
The Landlord’s rights under this Lease are additional to and do not merge with or affect and are not affected by:

MinterEllison | Ref: 1306106	Page 37 of 58	Dexus retail lease

(a)any security interest now or subsequently held by the Landlord from the Tenant, the Guarantor or any other person; or
(b)any other obligation of the Guarantor to the Landlord,
notwithstanding any rule of law or equity or any statutory provision to the contrary.
22.11Application of money
The Landlord may apply money paid by the Tenant or the Tenant’s estate, or the Guarantor or otherwise towards satisfaction of the Tenant’s Obligations in the manner it sees fit.
23.Costs, charges and expenses
The Tenant must pay:
(a)its own costs of and incidental to the preparation, negotiation and execution of this Lease and any Related Agreements;
(b)to the extent permitted by the Act, on demand the Landlord's legal costs in relation to the preparation, negotiation, execution, stamping and registering any actual or proposed transfer, sublease or surrender or termination of this Lease and any Related Agreement;
(c)for everything it must do and all duty and registration fees in connection with this Lease and any Related Agreement;
(d)to the extent permitted by the Act, on demand the Landlord's reasonable charges and expenses in respect of any approvals requested by the Tenant including those for obtaining any consents the Landlord must obtain before giving approvals and considering requests for approvals; and
(e)all reasonable charges and expenses in connection with works the Tenant carries out, including those incurred by the Landlord in considering, approving and supervising the works and those of modifying or varying the Building because of the works.
24.Notices
(a)In this Lease, reference to notice means notice in writing.
(b)Any notice or other writing served by the Landlord is valid and effective if signed by the Landlord or the Manager or signed by an attorney, director, company secretary, authorised officer or solicitor of the Landlord or the Manager or by the Manager’s general manager of the Building.
(c)A notice, consent or other communication that complies with this clause is regarded as given and received:
(1)if by delivery in person, when delivered to the addressee;
(2)if by express post, 3 Business Days from and including the date of postage; or
(3)if by email, when the email (including any attachment) comes to the attention of the recipient or a person acting on its behalf.
(d)Any notice or other writing served by the Tenant is valid and effective if signed by the Tenant or signed by an attorney, director, company secretary, authorised officer or solicitor of the Tenant.
(e)A party’s address and email address are those set out below that party’s name in the relevant Item in the Commercial Terms Schedule, or as the person notifies the sender in writing.
(f)Unless the Landlord otherwise notifies the Tenant, any notice or writing is sufficiently served on it if served on the Manager.

MinterEllison | Ref: 1306106	Page 38 of 58	Dexus retail lease

(g)If any notice or other writing is served on a day which is not a Business Day or is after 5.00pm (addressee’s time) it is deemed to be served on the next Business Day.
25.Additional provisions to apply where Tenant is Atlassian Pty Ltd or a Related Body Corporate
25.1Application of clause
The provisions in this clause 25 only apply whilst Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Tenant under this Lease.
25.2Trading Hours and Trade Name
Notwithstanding any other provision of this Lease, whilst the connection between the Building and any development over or adjacent to Central Station is closed to the public such that the Premises is not publicly accessible, the Tenant:
(a)is not required to be open for trade during the Trading Hours;
(b)may enter the Building and use the Premises during such hours as may be permitted by law, subject to the terms of this Lease and the Tenant obtaining any required approvals from any relevant Authority; and
(c)is not required to trade from the Premises under a particular Trade Name or to deregister a Trade Name which includes the name “Atlassian”.
25.3Caveat
(a)Despite clause 26.4, the Tenant may lodge a caveat (which must be in the form of the Caveat) to protect its interests under this Lease until this Lease is registered, after which the caveat must promptly be removed.
(b)During the period that the Tenant has lodged a caveat on the title to the Land, if requested by the Landlord, the Tenant must promptly provide consent as caveator, to any dealings permitted under this Lease.
(c)The Tenant must promptly remove any caveat on title to the Land registered by the Tenant if:
(i)this Lease is terminated or assigned by the Tenant before the Lease is registered; or
(ii)the caveat is not automatically removed from title to the Land upon registration of the Lease.
25.4Outgoings Dispute
(a)The Tenant may (acting reasonably), within 20 Business Days of the Tenant’s receipt of the Landlord’s notice under clause 6.1(c), give to the Landlord a notice claiming that the Landlord’s notice of the actual Outgoings and the actual Tenant's Contribution for the Outgoings Year has been incorrectly calculated (Issue), together with reasonable evidence supporting the Tenant's claim (Tenant’s Outgoings Dispute Notice).
(b)If the Tenant gives a Tenant’s Outgoing’s Dispute Notice to the Landlord, then the Landlord must, within 10 Business Days of receipt of the Tenant’s Outgoings Dispute Notice, give to the Tenant such information within its possession reasonably required to address the Issue raised in the Tenant’s Outgoings Dispute Notice.
(c)If the Tenant notifies the Landlord within 20 Business Days after receipt of information under clause 25.4(b) that it is still not satisfied with the calculation of the actual Outgoings

MinterEllison | Ref: 1306106	Page 39 of 58	Dexus retail lease

and the actual Tenant's Contribution for the Outgoings Year as raised in the Tenant’s Outgoings Dispute Notice, then the Issue must be determined by an independent expert with appropriate experience, jointly appointed by the Landlord and the Tenant. If the Landlord and the Tenant cannot agree on the identity of and appoint the independent expert within 10 Business Days after service of the Tenant’s notice under this clause 25.4(c), either party may request the president of the Institute to nominate an expert. The expert must act as an expert and not as an arbitrator, must make his or her determination promptly and must give notice to the parties of his or her determination. The expert’s determination (including as to payment of his or her costs) is final and binding (except for manifest error).
(d)Unless the Tenant gives:
(i)a Tenant’s Outgoings Dispute Notice in accordance with clause 25.4(a), the Tenant is deemed to have notified the Landlord that it is satisfied with the Landlord’s notice under clause 6.1(c). Where the Tenant's Outgoings Dispute Notice disputes certain aspects of the Landlord’s notice of the actual Outgoings and the actual Tenant's Contribution for the Outgoings Year only, the Tenant will be deemed to have accepted the Landlord's notice in all respects other than for those items specified in the Tenant’s Outgoings Dispute Notice; or
(ii)a notice in accordance with clause 25.4(c), the Tenant is deemed to have notified the Landlord that it is satisfied with the information provided by the Landlord under clause 25.4(b) and the Landlord’s notice of the actual Outgoings and the actual Tenant's Contribution for the Outgoings Year. If the Tenant notifies the Landlord pursuant to clause 25.4(c) that it is still not satisfied with certain Issue(s), then the Tenant will be deemed to have accepted the Landlord's notice in all respects other than for those items the subject of a determination pursuant to clause 25.4(c).
(e)Despite clause 6.2, the Tenant shall not be under any obligation to pay to the Landlord the amount which is in dispute in respect of a particular item of Outgoings under dispute until 20 Business Days after either:
(i)the Tenant notifies the Landlord (or is deemed to have notified the Landlord) that it is satisfied with the Landlord’s notice of the actual Outgoings and the actual Tenant's Contribution for the Outgoings Year or the information provided by the Landlord under clause 25.4(b) in respect of the amount that is in dispute; or
(ii)the expert determines the matter(s) in dispute.
For the avoidance of doubt, this clause 25.4 does not affect or vary the Tenant's Obligations under this Lease to pay the Landlord any amounts attributable to items of Outgoings which are not in dispute under this clause 25.4 (and the Tenant must pay such amounts to the Landlord within the time prescribed in clauses 6.1(b) and 6.2, as applicable).
(f)Despite clause 6.2, the adjustment in that clause will be made on the next Rent Day after the later of:
(i)the date the Landlord gives the Tenant a notice of either the estimated (including any revision) or actual Outgoings under clause 6.1; and
(ii)if applicable, the date that any dispute as to the Outgoings has been resolved or deemed resolved under this clause 25.4.

MinterEllison | Ref: 1306106	Page 40 of 58	Dexus retail lease

25.5Global policies
The Tenant's obligation to effect and maintain any of the insurances required under clause 9.1(a) will be satisfied if:
(a)the Tenant obtains that insurance under any so called 'global policy of insurance' which the Tenant has and which is appropriately amended or endorsed;
(b)certificates of currency are provided by the Tenant to the Landlord before the Commencing Date, annually upon renewal and, otherwise, upon request; and
(c)the global policy insures all of the relevant risks for that policy referred to in clause 9.1(a) and complies with clause 9.1(c).
25.6Cleaning and Pest Control
(a)For the purposes of this clause 25.6, Premises Cleaning Charge means the Landlord's cost of providing a cleaning and pest control service to the Premises and removing refuse from the Premises.
(b)Notwithstanding clause 12.3, the Tenant may give notice to the Landlord electing for the Landlord to be responsible for providing the cleaning and pest control service for the Premises.
(c)If the Tenant gives notice to the Landlord under clause 25.6(b), then:
(i)the Landlord must provide a cleaning service for the Premises and arrange for refuse to be removed from the Premises regularly (Cleaning Service);
(ii)the Landlord must provide a pest control service for the Premises;
(iii)the Tenant must keep the Premises and everything in them tidy and give the Landlord's cleaners and contractors access to clean the Premises and carry out pest control services at reasonable times; and
(iv)the Tenant must pay the Premises Cleaning Charge to the Landlord by equal monthly instalments in advance to the Landlord on each Rent Day.
(d)The Tenant may notify the Landlord of any legitimate concerns that it may have regarding the performance of the cleaners engaged by the Landlord to provide the Cleaning Service. The Tenant must act reasonably in giving any notice under this clause 25.6(d).
(e)If the Tenant gives notice under clause 25.6(d), the Landlord must use reasonable endeavours to address the issues raised in the Tenant's notice.
(f)If, after the expiration of a reasonable period after the date of service of the Tenant's notice under clause 25.6(d) (and in any event, no longer than three (3) months after the date of service of the Tenant's notice under clause 25.6(d)), the issues specified in the Tenant's notice under clause 25.6(d) relating to the performance of the Landlord’s cleaners have not been rectified to the Tenant's reasonable satisfaction, the Tenant may give notice to the Landlord, electing to be responsible for the Cleaning Services by appointing its own contractors (at its own cost) rather than using the Landlord's Cleaning Service. The Tenant's election under this clause 25.6(f) will take effect from the later of the following (such later date being the Effective Date):
(i)the date nominated in the Tenant's notice under this clause 25.6(f); and
(ii)the date that is two (2) months after service of the Tenant's notice under this clause 25.6(f).
(g)If the Tenant gives notice to the Landlord under clause 25.6(f), the following provisions will apply from the Effective Date until the date on which the Tenant notifies the Landlord

MinterEllison | Ref: 1306106	Page 41 of 58	Dexus retail lease

under clause 25.6(h) that it elects for the Landlord to recommence undertaking the Cleaning Service:
(i)the Landlord must not, and is not required to provide the Cleaning Services, or to otherwise comply with its obligations under clause 25.6(c)(i) (and the Landlord will not be in breach of its obligations under this clause 25.6 for a failure to do so);
(ii)the Tenant must comply with its obligations under clause 10.4 of the Office Lease as though the Premises forms part of the 'Premises' under the Office Lease; and
(iii)the Tenant is not required to pay that part of the Premises Cleaning Charge that is paid towards the cost of the Cleaning Service.
(h)At any time during the Term (except during the last six (6) months of the Term where the Tenant has not given a notice under clause 5.2(b)) by giving not less than three (3) months' prior written notice to the Landlord, the Tenant may require the Landlord to recommence responsibility for providing the Cleaning Service. If the Tenant makes this election, then upon expiry of the notice period:
(i)the Landlord will be responsible for providing the Cleaning Service and must comply with its obligations under clause 25.6(c)(i);
(ii)the Tenant is not required to comply with clause 10.4 of the Office Lease in respect of the Premises; and
(iii)the Premises Cleaning Charge will be payable by the Tenant in full on and from the date that the Landlord recommences undertaking the Cleaning Service in accordance with this clause 25.6(h), calculated on a proportionate daily basis for any part of a month.
25.7Repair and Tenant's works
(a)Despite clause 13.1(a), the Tenant may make alterations to the Tenant’s Property within the Premises without the prior approval of the Landlord, except where, in the Landlord’s reasonable opinion, the alteration may have an adverse impact on:
(i)the operation of the Base Building Services (as that term is defined in the Office Lease);
(ii)the structure of the Building or any waterproofing;
(iii)any sustainability ratings for the Premises or the Building;
(iv)any requirements under law or the requirements of any Authority (including if they may lead to a breach of any law or Authority requirement);
(v)the Landlord's ability to comply with this Lease, the Office Lease or any Related Agreement; or
(vi)the Landlord's ability to comply with the Performance Criteria for the Base Building Services (as those terms are defined in the Office Lease) or otherwise to comply with a Project Document.
(b)The Tenant must give prior notice to the Tenant with reasonable detail of any alterations it intends to make under clause 25.7(a) together with copies of the specifications and drawings for that alteration.
(c)The Tenant must ensure that all work carried out by it or on its behalf under this Lease complies with clause 10.2(g) of the Office Lease.

MinterEllison | Ref: 1306106	Page 42 of 58	Dexus retail lease

25.8Redecoration
Notwithstanding any other provision of this Lease, the Tenant shall not be required to refurbish the Premises in accordance with clause 13.2(c) more than once in every ten year period during the Term.
25.9Release on assignment
(a)If:
(i)the Landlord consents to a proposed assignment of this Lease;
(ii)the Tenant satisfies the requirements under clause 15.1(a), and the assignee is of Sufficient Financial Standing, then, with effect from the date of assignment, the Landlord releases the assigning Tenant and the Guarantor from their respective obligations under this Lease and the Guarantee and Indemnity in clause 22 arising following the date of the assignment. This release does not extend to any subsisting claims the Landlord may have against the outgoing Tenant or the Guarantor.
(b)Despite clause 25.9(a), the assigning Tenant and the Guarantor are not released from their respective obligations under this Lease and the Guarantee and Indemnity in clause 22 following an assignment where the assignment is effected at any time during the first five (5) years of the Term.
(c)With effect from the date of assignment, the Tenant releases the Landlord from its obligations under this Lease arising following the date of assignment. This release does not extend to any subsisting claims the outgoing Tenant may have against the Landlord.
25.10Change in control of Tenant: Company
Despite clause 15.2, the Tenant may effect a change in control in relation to the Tenant or its holding company, provided:
(a)the Tenant provides prior written notice of the change in shareholding event to the Landlord; and
(b)the person (or group of persons) acquiring the shares is a member of the Atlassian Group.
25.11Dealing with Lease to Related Body Corporate
(a)Despite clause 15.1, the Tenant may, without complying with clause 15.1, assign this Lease to a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916, provided:
(i)the proposed Related Body Corporate assignee is not an Excluded Person; and
(ii)the Tenant first complies with the requirements set out in clause 25.11(b).
(b)Despite clause 25.11(a), in respect of any assignment of this Lease referred to in that clause, the Tenant must satisfy the following requirements prior to or on the proposed date of assignment:
(i)Tenant not in default: at the date the proposed assignment is effected, the Tenant is not in default under this Lease (of which default the Landlord has given the Tenant notice);
(ii)Deed of covenant: the assignee must enter into a deed with the Landlord in the form the Landlord reasonably requires (containing the assignee’s agreement to perform the Tenant’s obligations in this Lease and any Related Agreements);

MinterEllison | Ref: 1306106	Page 43 of 58	Dexus retail lease

(iii)Landlord’s costs: the Tenant pays to the Landlord within 14 days of notice, all the Landlord’s reasonable third party costs and disbursements in relation to the matters referred to in this clause;
(iv)Landlord’s requirements on documentation: the Tenant and assignee and any other party to the transaction comply with the Landlord’s reasonable requirements in relation to preparing, stamping and registering the transaction documentation; and
(v)Updated Disclosure Statement: where the Act applies, the Tenant provides the assignee with an Updated Disclosure Statement in accordance with the Act.
(c)If the Tenant satisfies the requirements under clause 25.11(b) and the assignee is of Sufficient Financial Standing, then, with effect from the date of assignment, the Landlord releases the assigning Tenant and the Guarantor from their respective obligations under this Lease and the Guarantee and Indemnity in clause 22 arising following the date of assignment. This release does not extend to any subsisting claims the Landlord may have against the outgoing Tenant or the Guarantor.
(d)With effect from the date of assignment, the Tenant releases the Landlord from its obligations under this Lease arising following the date of assignment. This release does not extend to any subsisting claims the outgoing Tenant may have against the Landlord.
(e)The Landlord must act reasonably when exercising any of its rights under this clause 25.11.
25.12Securities
Notwithstanding clause 15.4(a), the Tenant is not required to obtain the Landlord's approval in respect of a general security agreement over the Tenant's assets, excluding this Lease or any mortgage over this Lease proposed to be granted by the Tenant to the security holder in connection with the general security agreement, in which case the Landlord's consent is required in accordance with clause 15.4(a).
25.13Subdivision and dealing with the Land
When exercising the Landlord's rights under clause 16.5 to subdivide the Land or the Building or grant easements or other rights over it, the Landlord must comply with the provisions of clause 12.5 of the Office Lease.
25.14Make Good
Notwithstanding clause 17.1(a), by the Expiry Date or date of earlier termination of this Lease, the Tenant may (but is not obliged to) remove the Tenant's Property, provided that the Tenant complies with the balance of the Tenant's Make Good obligations. If the Tenant does remove the Tenant's Property, the Tenant must, unless otherwise required by the Landlord, Make Good any damage caused by that removal.
25.15Landlord's entry rights
(a)When exercising the Landlord's rights to enter the Premises under clauses 16.3 and 16.4, the Landlord must comply with the terms of clause 12.9 of the Office Lease, provided that the Landlord may enter the Premises in an emergency in accordance with clause 12.2 of the Office Lease.
(b)To the extent practicable and applicable, the Landlord must comply with the Emergency and Security Action and Communication Plan when performing its obligations under this Lease, except if the Landlord is exercising a right of re-entry or if the Lease is terminated pursuant to clause 20 or clause 32.

MinterEllison | Ref: 1306106	Page 44 of 58	Dexus retail lease

25.16Damage and destruction
Despite any other provision of this Lease, if the lessee under the Office Lease and the Tenant under this Lease at the time of any damage referred to in clause 19.1 is Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916, then:
(a)where the Building is destroyed or damaged in such a way as to enliven clause 14.3 of the Office Lease, clause 14.3 of the Office Lease will:
(i)apply to that Destruction Event (as defined in the Office Lease), including the damage referred to in clause 19.1; and
(ii)prevail over clauses 19.3 and 19.4 of this Lease;
(b)the Landlord must rebuild and reinstate the Premises at the same time that the Building is reinstated, if it is agreed or determined under the Office Lease that the Building is to be reinstated; and
(c)this Lease shall terminate if the Office Lease is terminated in accordance with clause 14.3 of the Office Lease.
25.17Repayment of Incentive Amount
If the Landlord terminates this Lease pursuant to clause 20.1 or clause 32, the Tenant must repay to the Landlord within SEVEN (7) days after the date of termination of this Lease a proportion of the Incentive Amount paid or allowed to the Landlord under the Agreement for Lease calculated in accordance with the following formula:
R = I x (TR / T)
where:
R =     the amount of the Incentive Amount to be repaid by the Tenant
I =     the amount of the Incentive Amount actually provided to the Tenant in respect of this Lease (excluding any part of the incentive provided as a rent reduction or abatement)
TR =     the number of months (to the nearest whole month) of the unexpired portion of the Term at the date of termination of this Lease
T =      the number of months in the Term
25.18Replacement of guarantee and indemnity
Despite any other provision of this Lease:
(a)if the Tenant Corporate Structure undergoes a restructure, provided the Tenant has complied with this Lease in respect of such restructure, the Tenant may deliver to the Landlord a replacement guarantee and indemnity on identical terms to clause 22 and this clause 25.18 and clause 25.19 from, and duly executed by, the Tenant's ultimate listed parent entity; and
(b)with effect on the date the replacement guarantee which complies with the requirements of clause 25.18(a) is delivered to the Landlord, Atlassian Corporation Plc is released from all future obligations under the guarantee and indemnity in clause 22 arising after that date and without limiting the effectiveness of that release, the Landlord agrees to promptly execute any documentation reasonably required by the Tenant or Atlassian Corporation Plc in order to more fully document that release.
25.19Limitation of liability
Notwithstanding anything else in this Lease:

MinterEllison | Ref: 1306106	Page 45 of 58	Dexus retail lease

(a)the maximum aggregate liability of the Guarantor arising out of or in connection with this Lease:
(i)will not exceed the liability which the Guarantor would have had to the Landlord in respect of the Tenant’s Obligations, if the Guarantor had been named in this Lease as being jointly and severally liable with the Tenant to the Landlord; and
(ii)is subject to the limitations, exclusions, indemnities, defences which may be available to the Tenant under this Lease or any applicable law; and
(b)nothing in this Lease is intended to render the Guarantor liable for the same loss twice for the one breach of the Tenant’s obligation to perform the Tenant’s Obligations under this Lease and the Landlord may not seek to recover under clause 22 to the extent that it has recovered for the same loss for the same breach by the Tenant to perform the Tenant’s Obligations.
25.20Termination right
(a)Despite any other provision of this Lease, the Tenant may at any time after the connection between the Building and any development over, or adjacent to, Central Station is opened to the public, terminate this Lease by giving not less than 12 months’ notice to the Landlord.
(b)Each party and the Guarantor is released from all Liability in connection with this Lease following that termination but not from any breach of this Lease existing at the date of termination.
25.21Amendments to Lease
Notwithstanding any other provision of this Lease, the Lease is amended as follows:
(a)clause 11.1(b)(ii) is amended by inserting the words 'provided that the Landlord complies with the Retail Plan while the Office Lease is on foot and the Tenant is the Major Lessee (as defined in the Office Lease),' at the end of the clause;
(b)clause 8.1(b) is deleted;
(c)clause 10.2 is amended by inserting the words '(excluding Consequential Loss)' after the words 'The Tenant is liable for and indemnifies the Landlord and the Manager against all Liability';
(d)clause 11.5 is amended by replacing the words 'If the Tenant trades outside the Trading Hours' with the words 'If the Tenant uses the Premises outside the Established Building Hours'';
(e)clause 11.6 is deleted;
(f)clause 16.4 is amended by inserting the words ', if the Tenant has not given notice of exercise of its option for a Further Term in accordance with clause 5.2(b),' after the words 'After giving reasonable notice, the Landlord may enter the Premises to show prospective purchasers through the Premises and';
(g)clause 17.1(b) is deleted;
(h)clause 20.2(a)(ii) is amended by inserting the words 'and after deducting any Incentive Amount repayable by the Tenant under clause 25.17' at the end of the clause;
(i)clause 20.2(a) is amended by inserting a new subclause (vi) as follows:
'(vi) the repayment of any part of the Incentive Amount calculated in accordance with clause 25.17'

MinterEllison | Ref: 1306106	Page 46 of 58	Dexus retail lease

(j)clause 20.2(a)(v) is amended by inserting the words '(but only to the standard required to be performed by the Tenant in accordance with this Lease)' at the end of the clause;
(k)clause 20.2(a) is amended by inserting the following additional paragraph at the end of the clause:
'including, where applicable, interest on those amounts but excluding Consequential Loss. The Landlord must take reasonable steps to mitigate its loss in connection with termination of this Lease following default by the Tenant';
(l)clause 22.4 is amended by inserting at the end of the clause:
“other than the Landlord having first made written demand on the Tenant to perform those Tenant's Obligations which demand has not been satisfied by the Tenant within 10 Business Days after the demand being made.”;
(m)clause 27 is deleted; and
(n)clause 28 is deleted.
25.22Change in Permitted Use and sale of alcohol
(a)Clause 25.22(b) and 25.22(c) only apply where Atlassian Pty Ltd ACN 102 443 916 or a Related Body Corporate of Atlassian Pty Ltd ACN 102 443 916 is the Major Lessee (as that term is defined in the Office Lease).
(b)If:
(i)the Tenant seeks or obtains (as applicable) the Landlord's consent to use the premises the subject of the Office Lease for a Permitted Use within the meaning of paragraph 5 of the definition of Permitted Use under the Office Lease and the Tenant wishes to use the Premises for that same use; or
(ii)the Tenant otherwise wishes to use the Premises for a use permitted by law (subject to the Tenant obtaining the necessary Authority approvals and the Landlord's consent),
(both being a New Permitted Use), then:
(iii)the Tenant must seek the Landlord's consent to use the Premises for the New Permitted Use and clause 9.1(b) of the Office Lease will apply to such request, as though that clause was set out in full in this Lease (with the reference to 'Commercial Tower' to be read as a reference to the Premises and with all other appropriate contextual changes having been made). The Tenant may seek the Landlord's consent to use the Premises for the New Permitted Use pursuant to this clause 25.22(b) at the same time as it requests the Landlord's consent to use the premises the subject of the Office Lease for the same New Permitted Use pursuant to clause 9.1(b) of the Office Lease; and
(iv)if the Landlord consents to the Tenant using the Premises for the New Permitted Use and alterations to the Premises are required in connection with that New Permitted Use then clause 9.1(c) of the Office Lease will apply to such alterations (with the reference to a 'Habitat' to be read as a reference to the Premises and with all other appropriate contextual changes having been made).
(c)If at any time during the Term, the Tenant wishes to sell alcohol from the Premises the Tenant must:
(i)provide not less than 10 Business Days prior notice to the Landlord of its intention to sell alcohol from the Premises; and

MinterEllison | Ref: 1306106	Page 47 of 58	Dexus retail lease

(ii)comply with:
(A)any requirements under law or the requirements of any Authority; and
(B)the Landlord's reasonable requirements in respect of the sale of alcohol (including with respect to any required liquor licence), as notified by the Landlord to the Tenant at the relevant time.
25.23Trustee Warranties
The Trustee represents and warrants to the Tenant that on the Commencing Date:
(a)it is the only trustee of the Trust and no action has been taken or proposed to remove it as trustee of the Trust;
(b)it has the power and authority under the terms of the Trust Deed to enter into and perform this Lease;
(c)the entry into and performance of this Lease is for the benefit of the beneficiaries of the Trust, whose consents (if necessary) have been obtained; and
(d)to the best of the Trustee’s knowledge, its right to be indemnified out of the assets of the Trust has not been reduced by the acts or omissions of the Trustee.
26.Miscellaneous
26.1Waiver and variation
A right under this Lease may not be waived or varied except in writing signed by whoever is to be bound.
26.2Exclusion of statutory provisions
The provisions of any legislation which alters the effect of any provision of this Lease will not apply as far as they can be lawfully excluded.
26.3Prior breaches
Expiry or termination of this Lease does not affect any rights in connection with a breach of this Lease before then.
26.4Caveats
The Tenant must not lodge a caveat on the title to the Land or allow a caveat lodged by a person claiming through the Tenant to remain on that title.
26.5Power and capacity warranties
Each party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this Lease;
(b)it has taken all necessary action to authorise the execution, delivery and the performance of this Lease and the execution and delivery of this Lease will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this Lease constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.

MinterEllison | Ref: 1306106	Page 48 of 58	Dexus retail lease

27.Relocation
(a)If the Landlord wants to extend, alter or refurbish the Building in a manner which cannot practicably be carried out without vacant possession of the Premises, the Landlord may at any time during the Term, by notice to the Tenant relocate the Tenant's Business to another location on the terms and conditions specified in the Act whether or not the Act applies to this Lease.
(b)If the Landlord has given a notice under clause 27(a), the Tenant must execute a surrender of its interest in this Lease (in a form required by the Landlord (acting reasonably)) to be effective from the date specified in the Landlord's notice and must return the surrender to the Landlord's solicitors within 14 days of receipt.
(c)If this Lease is terminated under this clause 27, the Landlord must pay to the Tenant compensation calculated in accordance with the Act or, if the Act does not apply, reasonable compensation.
28.Demolition
(a)If the Landlord intends to demolish the Premises or to conduct substantial works in the Building which cannot practically be undertaken without vacant possession of the Premises but does not intend to relocate the Tenant under clause 27, the Landlord may terminate this Lease on the terms and conditions specified in the Act whether or not the Act applies to this Lease.
(b)If the Landlord has given the Tenant notice of the proposed demolition in accordance with the Act, the Tenant must execute a surrender of its interest in this Lease (in a form required by the Landlord (acting reasonably)) to be effective from the date specified in the Landlord's notice and must return the surrender to the Landlord's solicitors within 14 days of receipt.
(c)If this Lease is terminated under this clause 28, the Landlord must pay to the Tenant compensation calculated in accordance with the Act or, if the Act does not apply, reasonable compensation.
29.Limitation of liability
The limitation of liability clause in Schedule 2 applies.
30.Sustainability Initiatives
(a)The Landlord and the Tenant are each committed to managing and operating the Building and the Premises to minimise the environmental impact of its use and occupation.  The parties must comply with the section of the Rules relating to sustainability which sets out reasonable obligations on each party to manage energy and water, implement environmental initiatives, minimise the environmental impact of any works and minimise waste (including from the installation and removal of fitout) and share energy, water, waste and other performance information.
(b)If requested, the Landlord and the Tenant will share information relating to energy consumption at the Premises or enable the other party to obtain such data as reasonably required by the other. Both parties commit to achieving and maintaining the Base Building NABERS Energy Rating, and each party must use reasonable endeavours to cooperate with the other to assist it to achieve or maintain ratings and standards relating to sustainability, including the Base Building NABERS Energy Rating.

MinterEllison | Ref: 1306106	Page 49 of 58	Dexus retail lease

(c)The Tenant must comply (or procure compliance) with the obligations which the pathway forming part of the Sustainability Performance Standards states are to be complied with by the Tenant.
31.Access Cards
(a)The Landlord must provide at no cost to the Tenant, one programmed access card or similar device so that the Tenant can access the Premises and the Retail Common Areas.
(b)The Tenant must pay the Landlord, at the cost of provision and programming of the cards, for all additional access cards or similar devices to the Building and the Premises which the Landlord provides to the Tenant at the Tenant's request. The Tenant must return any access cards or similar devices to the Landlord when this Lease ends.
32.Interdependency
(a)Subject to this clause 32, this Lease and each of the Other Retail Leases are interdependent to the intent that:
(i)if this Lease terminates, then the Landlord will have the right to terminate each of the Other Retail Leases;
(ii)if any Other Retail Lease terminates, then the Landlord will have the right to terminate this Lease and each of the Other Retail Leases;
(iii)a default under this Lease will constitute a default under each Other Retail Lease; and
(iv)a default under an Other Retail Lease will constitute a default under this Lease and each Other Retail Lease.
(b)A reference in this Lease to a 'default' includes a default pursuant to this clause 32.
(c)Neither party shall be entitled to make any claim for compensation against the other party if this Lease is terminated pursuant to this clause 32 unless the claim relates to a prior breach.
33.Electronic Signatures
33.1Electronic signatures
Each party warrants that by entering into this Lease, it has unconditionally consented to:
(a)the requirements for a signature under any law being satisfied; and
(b)other parties executing this Lease,
by using any method of electronic signature permitted by law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
33.2Confirmation
If this Lease is signed by a party by use of an electronic signature, then that party:
(a)agrees that other parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and
(b)unconditionally consents to any method the other parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.

MinterEllison | Ref: 1306106	Page 50 of 58	Dexus retail lease

Schedule 1 – Premises plan
[Drafting Note: to be inserted pursuant to Agreement for Lease.]

MinterEllison | Ref: 1306106	Page 51 of 58	Dexus retail lease

Schedule 2 – Limitation of liability clause
1.Landlord’s Limitation of Liability
(a)In this Lease:
(i)Trust means Vertical First Trust (ABN 47 915 597 236);
(i)Trustee means Vertical First Pty Ltd (ACN 636 939 985) as trustee for the Trust;
(ii)Trust Deed means the trust deed dated 19 December 2019 made by Vertical First Pty Ltd; and
(iii)Trust Fund means the property held on trust by the Trustee under the Trust Deed.
(b)The Trustee enters into this document solely in its capacity as trustee of the Trust and in no other capacity.
(c)A liability arising under or in connection with this Lease can be enforced against the Trustee only to the extent to which it can be satisfied out of the property of the Trust out of which the Trustee is actually indemnified for the liability.
(d)The limitation of the Trustee's liability contained in this Schedule 2 applies notwithstanding any other provisions of this Lease and extends to all liabilities and obligations of the Trustee in connection with this Lease.
(e)The Tenant and the Guarantor may not sue the Trustee in any capacity other than as trustee of the Trust, including seeking the appointment to the Trustee of a receiver (except in relation to the property of the Trust), a liquidator, administrator or any other similar person.
(f)The provisions of this Schedule 2 will not apply to any liability or obligation of the Trustee to the extent there is a reduction in the extent of its indemnification out of the assets of the Trust as a result of the operation of the law or the application of any provisions of the Trust’s constitution or as a result of the Trustee’s fraud, negligence, breach of trust or breach of duty or to the extent that the Trustee fails to exercise any right of indemnity it has out of the assets of the Trust in relation to the relevant liability.

MinterEllison | Ref: 1306106	Page 52 of 58	Dexus retail lease

Schedule 3 – Tenant Corporate Structure

MinterEllison | Ref: 1306106	Page 53 of 58	Dexus retail lease

Schedule 4 – Outgoings
Section A – Definition of Outgoings
1Outgoings means all costs properly and reasonably incurred and paid or payable by the Landlord in connection with the Land or the Building including the costs itemised in Section B. For the avoidance of doubt, Outgoings does not include:
(a)costs of cleaning any part of the Building occupied for the time being by a lessee or licensee (other than the Facilities);
(b)any marketing costs, commission, legal fees, other consultants’ advice and similar charges paid to any person in connection with the sale, letting or licensing of any part of the Building;
(c)the Landlord's income tax or capital gains tax or GST for which the Landlord is entitled to an input tax credit and surcharge land tax;
(d)any cost for which a particular lessee or licensee of the Building is responsible (including after hours’ air-conditioning);
(e)the cost of any structural work and costs treated by the Landlord (in good faith) in its accounting statements as capital expenses (but a repair by replacement of parts can be included in Outgoings);
(f)penalties, fines, charges and similar imposts relating to late payment by the Landlord;
(g)any costs associated with the Landlord financing arrangements including interest, fees and valuations;
(h)costs incurred due to a breach by the Landlord or breach by any other lessee or licensee of any lease;
(i)any amount which the Landlord is entitled to claim from a third party under any warranties relating to the Building;
(j)Consequential Loss;
(k)any amount that is otherwise paid by the Tenant elsewhere in this Lease, or is the responsibility of the Landlord and is expressly stated to be not included in Outgoings under this Lease; and
(a)any costs which relate solely to the Commercial Tower.
2Despite any other provision of this Lease, Outgoings include a share (determined in accordance with Section C of this Schedule) of any costs incurred by the Landlord which are paid or payable for or properly attributable to insuring, repairing, maintaining, cleaning, managing, administering, supervising, keeping secure or providing services or facilities for those parts of the Complex made available for use in common by lessees and licensees of the Complex or by members of the public (Shared Facilities), including any shared management costs under the Building Management Statement.
3In this Schedule, ‘costs’ means all assessments, charges, costs, duties, expenses, fees, levies, rates, taxes, wages and outgoings.
4Where an amount is received by the Landlord from a tenant or licensee of the Building in respect of a cost which is included in Outgoings, the amount received by the Landlord must be credited against the relevant Outgoing.
Section B – Particulars of Outgoings
Subject to Section A of this Schedule 4, Outgoings means:
1Rates and Taxes
All rates and taxes (including land tax, calculated on the taxable value of the Land on a single holding basis), assessments and charges (including charges for water and sewerage usage, drainage, trade waste and fire services), fees and levies and impositions and duties of any Authority, body, department, government or instrumentality assessed, charged, imposed or levied in respect of the Building, the Land or services to the Building, the Complex or the Land (regardless of ownership) but excludes the parking space levy.
2Insurance
Insurance premiums, applicable taxes and reasonable brokers fees or commission for:

MinterEllison | Ref: 1306106	Page 54 of 58	Dexus retail lease

(a)insurance of the Building (but not to the extent that such insurance exceeds its full insurable reinstatement value);
(b)insurance of the Building, all services in the Building and the Landlord against other risks relating to the Landlord's interest in the Building (including public liability, consequential and economic loss, machinery breakdown and any other insurance incidental to ownership, repair, maintenance, management and security of the Building, the Complex and the Land (or any of them)) as are normal and appropriate for a Complex of this type; and
(c)workers compensation insurance for people performing functions in relation to the Building (where applicable, adjusted to reflect the proportion of time spent in relation to the Building and to other activities).
3Repairs, maintenance, audits and reporting
(a)Costs of maintaining and repairing (including repair by replacement of parts) the Building, the Common Areas, plant rooms, cleaners’ rooms, security or fire control rooms, service ducts and risers (and fixtures, fittings and furnishings in them) (including painting them).
(b)Costs of carrying out safety and environmental audits in respect of the Building or the Land and reporting in relation to environmental and related issues where required by law.
(c)Costs of carrying out indoor air quality testing in the Building.
(d)Costs of carrying out pest control in the Building, including in the Premises and the Common Areas.
4Services
Costs of maintaining and repairing (including repair by replacement of parts) the following in or of the Building or the Land and providing services in respect of:
(a)the lifts and any elevators servicing the Building;
(b)the air-conditioning plant and equipment;
(c)the fire protection services, sprinkler and fire alarm installation;
(d)building automation systems;
(e)landscaping, planting, weeding and maintaining any gardens, lawns, plants and flowers in Common Areas;
(f)security, control, tenant liaison services and systems for the Building;
(g)control of pests in Common Areas;
(h)operations management services for the Building;
(i)all other services provided in respect of the Building and the Land (or either of them); and
(j)services under the Building Management Plan, as may be varied under clause 3.7 of the Office Lease.
5Management
(a)The costs of engaging a Manager for the Building and the Land.
(b)Wages, salaries, benefits, bonus payments, staff training costs, income tax and other payroll taxes, superannuation contributions and other amounts of compensation relating to the employment of the persons and staff managing the Building and the Land (whether or not such sums are paid before, during or following termination of employment).
(c)Costs associated with the establishment, implementation and operation of the Building Management Committee and any Precinct Management Committee (or like entity).
6Energy Costs and condenser water
(a)All costs for electricity, gas, oil and any other source or type of energy, power or fuel in respect of the Building or the Land but excluding any component of this which is payable by an occupier of the Building.
(b)All costs for condenser water in respect of the Building or the Land.
(c)The actual and properly incurred costs of any external consultant engaged by the Landlord in connection with the supply of electricity, gas, oil and any other source or type of energy, power or fuel in respect of the Building or the Land.

MinterEllison | Ref: 1306106	Page 55 of 58	Dexus retail lease

7Cleaning
All costs:
(a)of cleaning:
(1)the Retail Common Areas, including all toilets, basins, taps and associated appurtenances in the Retail Common Areas;
(2)the interior and exterior surfaces of all windows in the Building; and
(b)associated with the removal of rubbish and recycling from the Building.

Section C – Apportionment of Outgoings
1The Tenant acknowledges and agrees that:
(a)where a cost relates solely to the Commercial Tower, the Landlord will apportion the whole of that cost to the Commercial Tower and the cost will not form part of the Outgoings for the purposes of this Lease;
(b)where a cost relates solely to the Retail Area, the Landlord will apportion the whole of that cost to the Retail Area and the cost will form part of the Outgoings for the purposes of this Lease; and
(c)where a cost relates to both the Commercial Tower and the Retail Area or relates to a service or Shared Facility which benefits both the Commercial Tower and the Retail Area (Whole of Building Outgoings), the Landlord will apportion the Whole of Building Outgoings between the Commercial Tower and the Retail Area by allocating:
(1)a percentage of the Whole of Building Outgoings to the Commercial Tower based on the area that the Lettable Area of the Commercial Tower bears to the Lettable Area of the Building, with the intention that the costs allocated to the Commercial Tower will be borne by the tenants of the premises in the Commercial Tower in each of their respective tenant's proportions; and
(2)a percentage of the Whole of Building Outgoings to the Retail Area based on the area that the Lettable Area (Retail) of the Retail Area bears to the Lettable Area of the Building, with the intention that the costs allocated to the Retail Area will be borne by the tenants of the premises in the Retail Area in each of their respective tenant's proportions.
2Within a reasonable time after written request by the Tenant, the Landlord must provide the Tenant with reasonable details (and the apportionment) of any actual or prospective Outgoings which are shared with other parts of the Complex which are not part of the Building.
3Only those costs apportioned to the Commercial Tower are Outgoings for the purposes of contribution from the Tenant under this Lease, with the intention being that the costs apportioned to the Commercial Tower will be borne by the lessees of the premises in the Commercial Tower in each of their respective lessee’s proportions.
4This section applies despite any other provision of this Lease.

MinterEllison | Ref: 1306106	Page 56 of 58	Dexus retail lease

Signing page
EXECUTED as a deed.
[Drafting Note: Execution blocks to be updated to reflect LRS requirements]

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Vertical First Pty Ltd
Authority	section 127 of the Corporations Act 2001 (Cth)

Signature of authorised person	Signature of authorised person

Name of authorised person	Name of authorised person
Director	Director/Secretary
Office held	Office held

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

**s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.
MinterEllison | Ref: 13061	Page 57 of 58	Dexus Retail lease Version 3: 1 March 2019

Tenant

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Atlassian Pty Ltd
Authority	section 127 of the Corporations Act 2001 (Cth)

Signature of authorised person	Signature of authorised person

Name of authorised person	Name of authorised person
Director	Director/Secretary
Office held	Office held

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Guarantor

Certified correct for the purposes of the Real Property Act 1900 and executed on behalf of the corporation named below by the authorised person(s) whose signature(s) appear(s) below pursuant to the authority specified.
Corporation	Atlassian Corporation Plc

Signature of Director	Signature of Secretary

Name of Director	Name of Secretary
By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

**s117 RP Act requires that you must have known the signatory for more than 12 months or have sighted identifying documentation.
MinterEllison | Ref: 13061	Page 58 of 58	Dexus Retail lease Version 3: 1 March 2019

Signing page

Executed as an Agreement

Developer
Executed by Dexus Property Services Pty Limited (ABN 66 080 918 252) under Power of Attorney dated 17 December 2021
sign here ►	/s/ Jennifer Shi Qing Zhou	/s/ Diane Khoury
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	Jennifer Shi Qing Zhou	Diane Khoury
sign here ►	/s/ Brent Michael	/s/ Claude Khoury
	Signature of witness	Signature of witness
name of witness	Brent Michael	Claude Khoury

Landlord

Executed by
Vertical First Pty Ltd (ABN 50 636 939 985) in its capacity as trustee of the Vertical First Trust (ABN 47 915 597 236)
in accordance with section 127(1) of the Corporations Act 2001 (Cth)
by

sign here ►	/s/ Gene Chi-Ching Liu	/s/ Erika Ashley Fisher
	Director	Director
print name►	Gene Chi-Ching Liu	Erika Ashley Fisher

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Tenant
Executed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with section 127(1) of the Corporations Act 2001 (Cth) by
sign here ►	/s/ Gene Chi-Ching Liu	/s/ Erika Ashley Fisher
	Director	Director
print name►	Gene Chi-Ching Liu	Erika Ashley Fisher

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Financial Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Property Trust (ABN 24 595 854 202) under Power of Attorney dated 17 December 2021
sign here ►	/s/ Jennifer Shi Qing Zhou	/s/ Diane Khoury
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
name of attorney	Jennifer Shi Qing Zhou	Diane Khoury
sign here ►	/s/ Brent Michael	/s/ Claude Khoury
	Signature of witness	Signature of witness
name of witness	Brent Michael	Claude Khoury

Performance Guarantor
Executed by Dexus Funds Management Limited (ABN 24 060 920 783) as responsible entity for Dexus Operations Trust (ABN 69 645 176 383) under Power of Attorney dated 17 December 2021
sign here ►	/s/ Jennifer Shi Qing Zhou	/s/ Diane Khoury
	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney	Signature of attorney who declares that the attorney has not received any notice of the revocation of the Power of Attorney
Name of Attorney	Jennifer Shi Qing Zhou	Diane Khoury
sign here ►	/s/ Brent Michael	/s/ Claude Khoury
	Signature of witness	Signature of witness
Name of witness	Brent Michael	Claude Khoury

Atlassian Guarantor
Executed for and on behalf of Atlassian Corporation Plc
sign here ►	/s/ Scott Farquhar	/s/ Erika Ashley Fisher
	Director	Secretary
print name►	Scott Farquhar	Erika Ashley Fisher

By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.